Use these links to rapidly review the document

INDEX
Item 8. Financial Statements and Supplementary Data.
INDEX

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

WESTERN IOWA ENERGY, LLC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

1120 S. Center Street
P.O. Box 399
Wall Lake, Iowa 51466

To our Members:

        You are cordially invited to attend a special meeting of the members (the "Special Meeting") of Western Iowa Energy, LLC (the "Company") to be held on    ,     , 2011 at the                ,                     , Iowa. Registration for the meeting will begin at            .m. The Special Meeting will commence at approximately             .m.

        The Board has called this Special Meeting to consider several proposed changes to the Company's Amended and Restated Operating Agreement, as amended (the "Operating Agreement"), pursuant to the approval and adoption of a Second Amended and Restated Operating Agreement. The most important of these proposed changes will result in our current single class of limited liability company membership units (the "Units") being reclassified into three separate classes, with each class having rights and privileges different from the other classes. The proposed changes to the current Operating Agreement will reclassify the Units so that the Units held by members holding 40 or more Units will be reclassified as Class A Units, the Units held by members holding at least 21 but no more than 39 Units will be reclassified as Class B Units, and the Units held by members holding 20 or fewer Units will be reclassified as Class C Units.

        The purpose of the reclassification is to reduce the number of record owners of the existing Units so that the Company can terminate the registration of the Units with the Securities and Exchange Commission ("SEC") and to suspend its obligation to file periodic reports with the SEC and to end the need to comply with other requirements of federal securities laws relating to companies with SEC-registered securities. This transaction is known as a 13e-3 going private transaction under the Securities Exchange Act of 1934. The Board of Directors is recommending this action in order to reduce the ongoing costs associated with the Company being subject to the public reporting requirements and other rules imposed by the SEC. The Board has unanimously approved the proposed amendments to the Company's Operating Agreement that would result in reclassifying the Company's membership units, and has determined that the going private transaction is fair to all of the Company's members. In reaching this determination, the Board of Directors considered a variety of positive and negative factors, which are discussed in more detail in the attached Proxy Statement.

        The proposed amendments to the current Operating Agreement also contain certain changes unrelated to the reclassification of the company's membership units. Some of these changes are related to the State of Iowa's adoption of the Revised Uniform Limited Liability Company Act (the "Revised Act"), to which the Company became subject as of January 1, 2011. These changes include defining the scope of our directors' fiduciary duties as permitted by the Revised Act and amending the events for which indemnification of our directors and officers is not permitted so that such events mirror the provisions of the Revised Act. In addition to amendments relating to the Revised Act, the proposed amendments also contain other changes to the Operating Agreement that the Board has considered and deemed advisable, such as updating member notice requirements to permit notices to members, including notices of member meetings, to be made by email if a member provides an email address in writing to the company. These proposed changes are discussed in more detail in the Proxy Statement that follows.

        Our Board of Directors unanimously recommends that you vote "FOR" the approval of the proposed amendments to the Operating Agreement. Additionally, our Board of Directors unanimously recommends that you vote "FOR" the adjournment or postponement of the Special Meeting, if necessary or appropriate, for the purpose of soliciting additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the proposed amendments to the Operating Agreement.

        All members are cordially invited to attend the special meeting in person. However, to assure the presence of a quorum, we request that you promptly sign, date and return the enclosed proxy card, whether or not you plan to attend the meeting. The proxy will not be used if you attend and vote at the meeting in person, but will assure that your votes will be counted if you are unable to attend the meeting.

        The official Notice of Special Meeting of Members and the related Proxy Statement that follow describe the business to be conducted at the special meeting in detail. I urge you to review these materials carefully before returning your proxy to us. I thank you for your attention to these important matters.

By order of the Board of Directors,
/s/ WILLIAM J. HORAN William J. Horan Chairman of the Board

        Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved the amendments to our Operating Agreement or the reclassification transaction, passed upon the merits or fairness of the reclassification transaction or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.

NOTICE OF SPECIAL MEETING OF MEMBERS
To be held on [date], 2011

To our Members:

        Notice is hereby given that a special meeting of members of Western Iowa Energy, LLC will be held on                        , 2011, at                  .m. local time, at                                     ,             , Iowa. The purpose of the meeting is to consider the approval and adoption of a Second Amended and Restated Operating Agreement for Western Iowa Energy, LLC.

        In addition, the Board of Directors is asking for your proxy to vote for any adjournment or postponement of the special meeting that may be necessary or appropriate for the purpose, among others, of soliciting additional proxies if there are not sufficient votes at the time of the special meeting to approve and adopt the Second Amended and Restated Operating Agreement.

        The approval and adoption of the Second Amended and Restated Operating Agreement will require the affirmative vote of members holding a majority of Company's outstanding membership units. The proposed amendments to our Amended and Restated Operating Agreement, as amended, to be considered at the special meeting are discussed in greater detail in the accompanying Proxy Statement. You should read the Proxy Statement completely since it contains important information that you will want to consider before voting your proxy at the special meeting.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT MEMBERS VOTE FOR THE APPROVAL AND ADOPTION OF THE SECOND AMENDED AND RESTATED OPERATING AGREEMENT AND FOR APPROVAL OF ADJOURNMENT OR POSTPONEMENT OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, FOR THE PURPOSE, AMONG OTHERS, OF SOLICITING ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE THE PROPOSED AMENDMENTS TO THE OPERATING AGREEMENT.

        It is important that your units be represented and voted at the special meeting regardless of the number of units you own. In order to assure that your units are represented at the special meeting, we ask you to please complete, sign, date and mail or fax the enclosed proxy even if you plan to attend the special meeting in person. Doing this promptly will save the Company the expense of additional proxy solicitations.

        We look forward to seeing you at the special meeting.

By order of the Board of Directors,
/s/ WILLIAM J. HORAN William J. Horan Chairman of the Board

Wall Lake, Iowa
[date], 2011

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Members to be Held on [Date], 2011. The Proxy Statement for this special meeting is available online at http://www.westerniowaenergy.com/template.php?file=dereg_materials.

PRELIMINARY COPY

PROXY STATEMENT
FOR SPECIAL MEETING OF MEMBERS

[date], 2011

        Our Board of Directors is asking for your proxy to use at a special meeting of Members of Western Iowa Energy, LLC (the "Company") to be held on [date], 2011 at [time] local time, at                                    ,             , Iowa. At the special meeting, you will be asked to vote to approve amendments to the Company's existing Amended and Restated Operating Agreement (as amended by the First Amendment to Amended and Restated Operating Agreement, the "Operating Agreement") pursuant to the approval and adoption of a Second Amended and Restated Operating Agreement. These amendments are described in more detail in this Proxy Statement. The Operating Agreement is the fundamental document that controls your rights as a member of the Company.

        The most important of the proposed changes to the Operating Agreement is an interrelated group of amendments that will result in a reclassification of our current single class of limited liability company membership units (the "Units") into three separate classes which will be called Class A Units, Class B Units and Class C Units and which will each have different rights and privileges. The purpose of the proposed reclassification of Units is to allow the Company to deregister its existing Units with the Securities and Exchange Commission ("SEC") in order to save the ongoing costs associated with filing reports with the SEC and complying with other federal securities laws relating to companies with SEC-registered securities. The proposed changes to the Operating Agreement will reclassify the Units so that the Units held by members holding 40 or more Units will be reclassified as Class A Units, the Units held by members holding at least 21 but no more than 39 Units will be reclassified as Class B Units, and the Units held by members holding 20 or fewer Units will be reclassified as Class C Units. Members will receive no other consideration for their existing Units. It is important to understand that your rights and obligations as a member of the Company may change as a result of the adoption of the proposed Second Amended and Restated Operating Agreement in ways that are different from other members of the Company. Among other differences, the voting rights of Class B Units will be restricted to the election of directors, amendments to the Operating Agreement that affect the rights of the Class B Units, dissolution, merger and dispositions of all or substantially all the Company's assets and matters that require a vote of a majority of all Units under law. The Class C Units will have no voting rights except for amendments to the Operating Agreement that affect the rights of the Class C Units, dissolution, merger and dispositions of all or substantially all the Company's assets and matters that require a vote of a majority of all Units under law.

        The proposed Second Amended and Restated Operating Agreement also contains certain changes unrelated to the reclassification of the Units. These other changes are set forth in the proposed Second Amended and Restated Operating Agreement and will therefore be adopted if the members vote to approve and adopt the Second Amended and Restated Operating Agreement.

        This Proxy Statement explains the proposed amendments to the Company's Operating Agreement and provides specific information concerning the special meeting. We urge you to review the entire Proxy Statement carefully prior to returning your proxy. This Proxy Statement, the Notice of Special Meeting of Members and the proxy are first being sent to members of the Company on or about [date], 2011. All record holders of our Units at the close of business on [date], 2011 (the "Record

Date") will be entitled to vote at the special meeting. There were 26,447 Units issued and outstanding on the Record Date. Each outstanding Unit is entitled to one vote on each matter to be voted on at the special meeting.

        The Board of Directors has unanimously recommended that members vote FOR the approval and adoption of the Second Amended and Restated Operating Agreement and FOR the adjournment or postponement of the special meeting, if necessary or appropriate, to solicit additional proxies.

        Your vote is important. If you fail to submit a signed proxy or vote in person at the special meeting, it will have the same effect as a vote against the approval of the Second Amended and Restated Operating Agreement and will make it less likely that a quorum will be present at the special meeting. Whether or not you plan to attend the special meeting, please take the time to vote by completing the enclosed proxy and returning it to us. If you decide to attend the special meeting in person, you may revoke your proxy at any time prior to its exercise and vote in person. You can also revoke your proxy at any time before it is voted at the special meeting by sending a written notice of revocation to our Company Secretary or by submitting a later-dated proxy for use at the special meeting.

        Your proxy is being solicited by the Company and will authorize our Board of Directors to vote on your behalf at the special meeting according to your instructions as long as your proxy is properly executed and has not been revoked by you. If you simply sign and date your proxy, but do not provide any instructions as to how the proxy should be voted, your proxy will be voted FOR the approval and adoption of the Second Amended and Restated Operating Agreement and FOR the adjournment or postponement of the special meeting, if necessary or appropriate, to solicit additional proxies.

        This Proxy Statement is dated [                        ], 2011.

i

 EXHIBITS

Exhibit A—Amended and Restated Operating Agreement

Exhibit B—First Amendment to Amended and Restated Operating Agreement

Exhibit C—Proposed Second Amended and Restated Operating Agreement

Exhibit D—Annual Report for the Fiscal Year Ended December 31, 2010 on Form 10-K

Exhibit E—Quarterly Report for the Fiscal Quarter Ended March 31, 2011 on Form 10-Q

Exhibit F—Form of Proxy

ii

SUMMARY TERM SHEET

        This summary term sheet provides an overview of material information from this Proxy Statement about the proposed amendments to the Company's Operating Agreement contained in the proposed Second Amended and Restated Operating Agreement that will be considered at the special meeting. This is only a summary of the amendments to the Operating Agreement that will be considered at the special meeting. To better understand the proposed amendments to the Operating Agreement and the reasons the Board of Directors is recommending them, we encourage you to carefully read this entire Proxy Statement, including the full Second Amended and Restated Operating Agreement, before voting. In this Proxy Statement, "WIE," "we," "our," "us" and the "Company" refer to Western Iowa Energy, LLC, an Iowa limited liability company.

 Background

        Western Iowa Energy, LLC, was formed as an Iowa limited liability company on September 21, 2004 for the purpose of developing, constructing, owning and operating a biodiesel manufacturing plant for the sale of agri-biodiesel near Wall Lake, Iowa. Our biodiesel plant has a nameplate production capacity of 30 million gallons of biodiesel per year and first commenced operations in May 2006. Our principal business office is located at 1220 South Center Street, Wall Lake, Iowa and our telephone number is (712) 664-2173.

        As of [record date], there were 26,447 issued and outstanding Units held by 746 holders of record. Our Units are not listed on any securities exchange or quotation system.

Questions and Answers Regarding the Special Meeting

Q:    What will be voted on at the special meeting?

A:
We are proposing that our members adopt a Second Amended and Restated Operating Agreement that will include amendments to our currently effective Operating Agreement. If the proposed Second Amended and Restated Operating Agreement is adopted, it will, among other things, result in the creation of three separate classes of units, Class A Units, Class B Units and Class C Units, and the reclassification of units held by holders of 40 or more units into Class A Units, units held by holders of between 21 and 39 units into Class B Units, and units held by holders of 20 or fewer units into Class C Units on the basis of one unit of Class A, Class B or Class C for each unit currently held by such unit holder. For purposes of this proxy statement, when we refer to the term "reclassification transaction," we are referring to this reclassification of our units.

  The proposed Second Amended and Restated Operating Agreement also contains changes unrelated to the reclassification transaction. These changes include amendments related to the State of Iowa's adoption of the Revised Uniform Limited Liability Company Act (the "Revised Act"), to which the Company became subject as of January 1, 2011, such as defining the scope of our directors' fiduciary duties as permitted by the Revised Act and amending the events for which indemnification of our directors and officers is not permitted so that such events mirror the provisions of the Revised Act. The proposed amendments also contain other changes that the Board has considered and deemed advisable, such as updating member notice requirements to permit notices to members, including notices of member meetings, to be made by email if a member provides an email address in writing to the company.

  The full text of the proposed Second Amended and Restated Operating Agreement reflecting all the proposed amendments is attached as Exhibit C to this Proxy Statement. Exhibit A to this Proxy Statement contains the Company's Amended and Restated Operating Agreement, and Exhibit B contains and the amendments that have been made thereto. See "The Special Meeting—Matters to be Considered at the Special Meeting."

Q:    What is the purpose of the proposed unit reclassification?

A:
The purpose of the reclassification is to change the record ownership of our outstanding Units in a way that will allow the Company to terminate the registration of the Units with the SEC. This is known as a "going private transaction" under the Securities Exchange Act of 1934. This will allow us to stop filing periodic reports with the SEC and complying with other federal securities laws applicable to companies with SEC-registered securities.

  We estimate that the Company will realize an annual direct cost savings of approximately $253,000 as a result of the going private transaction and that these savings are likely to increase over time due to the costs associated with the preparation and filing of public reports and other documents. Any savings realized will directly affect the Company's profitability and cash available for repayment of outstanding indebtedness or distribution to members. Additionally, the going private transaction will allow our management and employees to refocus time spent on complying with SEC-reporting obligations to operational and business goals. See "Special Factors—Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation."

Q:    How will the unit reclassification allow the Company to deregister units with the SEC?

A:
The reclassification of the Units will result in three classes of Units. The existing Units will be redesignated as Class A Units and will retain rights and privileges that are substantially the same as the existing Units. However, these Class A Units will be held by fewer than 300 record holders. This reduction in the number of record owners of the Units (which will be renamed Class A Units) will allow the Company to deregister the Units with the SEC. Members who receive Class B Units and Class C Units as a result of the reclassification transaction will no longer be counted as record holders of the original Units because the rights and privileges of the Class B Units and Class C Units will be substantially different from the rights and privileges of the existing Units. It is anticipated that there will be fewer than 500 holders of record of Class B Units and fewer than 500 holders of record of Class C Units after implementation of the reclassification transaction. As a result, the Company will not be required to register either the Class B Units or the Class C Units under the Securities Exchange Act of 1934. See "Special Factors—Purpose and Structure of the Reclassification Transaction."

Q:    Could WIE Units again become subject to SEC registration?

A:
Yes. The Company could again be required to file periodic reports with the SEC if the number of record holders of Class A Units exceeds 300 as of the last day of any fiscal year. In addition, if the number of record holders of Class B or Class C Units ever exceeds 500 as of the last day of any fiscal year, those Units would be subject to registration under Section 12 of the Exchange Act and this would subject the Company once again to all of the reporting, proxy solicitation, and other provisions of the Securities Exchange Act of 1934 applicable to companies with SEC-registered securities. See "Special Factors—Effects of the Reclassification Transaction on WIE; Plans or Proposals after the Reclassification Transaction."

Q:    Will the Unit reclassification change my economic rights as a member of WIE?

A:
No. The reclassification transaction will not change the rights of any member with respect to cash distributions, distribution of assets upon liquidation or the allocation of Company profits and losses. Each class of Units created by the reclassification transaction will have the same right to receive cash distributions from the Company, if any, to receive Company assets upon liquidation of the Company and to be allocated Company profits and losses, on a pro rata basis based on the number of Units held by a member without regard to class. As a result, each class of Units created as a result of the reclassification transaction will have economic rights which are the same as the existing single class of Units. See "The Second Amended and Restated Operating Agreement—Overview of Amendments Regarding Unit Reclassification."

Q:    What are the rights of the Class A Units?

A:
The existing Units will be reclassified as Class A Units as a result of the reclassification transaction. As a result, the holders of Class A Units ("Class A Members") will have substantially the same rights and obligations under the Second Amended and Restated Operating Agreement as the holders of the Units under the existing Operating Agreement. These rights include the right to vote for directors, the right to vote on any matters brought before a vote of the members, including any amendments to the Operating Agreement and director actions requiring the consent of members, the right to nominate persons to serve as directors, the right to propose amendments to the Operating Agreement and the right to call meetings of members (which may be done by Class A Members constituting 10% or more of all Units outstanding rather than 30% under the current Operating Agreement). Holders of Class A Units will also remain eligible to serve as the Company's tax matters member. Likewise, the holders of Class A Units will continue to be subject to the restrictions on the transferability of their Units, including the requirement that most transfers require the prior approval of the Board of Directors, and will continue to be subject to a percentage ownership limitation (limit of 40% of all issued and outstanding Units, rather than 49% of all issued and outstanding Units under the current Operating Agreement). See "Description of Units—Terms of the Class A Units."

Q:    What are the rights of the Class B Units?

A:
The holders of the new Class B Units ("Class B Members") will retain the right to vote for directors, but will otherwise only be allowed to vote on amendments to the Operating Agreement that modify the rights of Class B Members, dissolution, merger and dispositions of all or substantially all the Company's assets and other matters that require a vote of at least a majority of the outstanding Units under Iowa law. However, holders of Class B Units will not have the right to vote on any other matters, including other amendments to the Operating Agreement and director actions requiring the consent of members. Class B Members may continue to nominate persons to serve as directors, propose amendments to the Operating Agreement and call meetings of members, but only if such actions are taken by a specified percentage of Units (10% of the Class B Units to nominate directors and propose amendments to the Operating Agreement, and 15% of all outstanding Units to call a meeting of members). Class B Members may not serve as the Company's tax matters member. On the other hand, Class B Members will no longer be subject to the percentage ownership limitation imposed under the current Operating Agreement. Additionally, Class B Members will not need to obtain the approval of the Board of Directors in order to transfer their Class B Units, so long as either (i) the Class B Member transfers all such Class B Member's Class B Units to a single transferee, and following such transfer the transferee does not own or control more than 5% of the outstanding Class B Units, or (ii) the Class B Member transfers Class B Units to another Class B Member, and following such transfer the transferee does not own or control more than 5% of the outstanding Class B Units. See "Description of Units—Terms of the Class B Units."

Q:    What are the rights of the Class C Units?

A:
The holders of the new Class C Units ("Class C Members") will not be allowed to vote for directors or on most other matters requiring the consent of members. Class C Members will only be allowed to vote on amendments to the Operating Agreement that modify the rights of Class C Members, dissolution, merger and dispositions of all or substantially all the Company's assets and other matters that require a vote of at least a majority of the outstanding Units under Iowa law.

  Class C Members may continue to call meetings of members, but only if such action is taken by 20% of all outstanding Units. Even though Class C Members do not have the right to vote for directors, they will be entitled to receive notice of, and to attend, any annual meeting of the Members. Class C Members will not have the right to nominate persons to serve as directors, to propose amendments to the Operating Agreement or to serve as the Company's tax matters member. On the other hand, Class C Members will no longer be subject to the percentage ownership limitation imposed under the current Operating Agreement. Additionally, Class C Members will not need to obtain the approval of the Board of Directors in order to transfer their Class C Units, so long as either (i) the Class C Member transfers all such Class C Member's Class C Units to a single transferee, and following such transfer the transferee does not own or control more than 5% of the outstanding Class C Units, or (ii) the Class C Member transfers Class C Units to another Class C Member, and following such transfer the transferee does not own or control more than 5% of the outstanding Class C Units. See "Description of Units—Terms of the Class C Units."

Q:    How can I compare the rights of the Class A, Class B and Class C Units?

A:
The following table sets forth a summary comparison of the proposed characteristics of the Class A, Class B and Class C Units as provided in the Second Amended and Restated Operating Agreement:

	Class A	Class B	Class C
Voting Rights	Class A Members are entitled to vote on: (i) the election of directors, (ii) any amendments to the Second Amended and Restated Operating Agreement and (iii) all other matters requiring the consent of members under the Second Amended and Restated Operating Agreement and Iowa law.	Class B Members are entitled to vote only on: (i) the election of directors, (ii) those amendments to the Second Amended and Restated Operating Agreement that modify the rights of Class B Members, (iii) dissolution, merger and dispositions of all or substantially all assets, and (iv) any other matters that require a vote of at least a majority of the outstanding Units under Iowa law.	Class C Members are entitled to vote only on: (i) those amendments to the Second Amended and Restated Operating Agreement that modify the rights of Class C Members, (ii) dissolution, merger and dispositions of all or substantially all assets, and (iii) any other matters that require a vote of at least a majority of the outstanding Units under Iowa law.
Right to Propose Amendments to the Operating Agreement	Any Class A Member may propose amendments to the Second Amended and Restated Operating Agreement.	Class B Members holding at least 10% of the Class B Units may propose amendments to the Second Amended and Restated Operating Agreement.	Class C Members may not propose amendments to the Second Amended and Restated Operating Agreement.

	Class A	Class B	Class C
Right to Nominate Directors	Any Class A Member may nominate persons to serve as directors.	Class B Members holding at least 10% of the Class B Units may nominate persons to serve as directors.	Class C Members may not nominate persons to serve as directors.
Right to Call Member Meetings	Class A Members holding at least 10% of the outstanding Units of all classes are entitled to call a meeting of members.	Class B Members holding at least 15% of the outstanding Units of all classes are entitled to call a meeting of members.	Class C Members holding at least 20% of the outstanding Units of all classes are entitled to call a meeting of members.
Right to Serve as Tax Matters Member	Class A Members are eligible to act as the tax matters member.	Class B Members are not eligible to act as the tax matters member.	Class C Members are not eligible to act as the tax matters member.
Maximum Ownership Limitations	Class A Members may not directly or indirectly own or control more than 40% of the issued and outstanding Units at any time.	Class B Members are not subject to ownership limitations with respect to Class B Units.	Class C Members are not subject to ownership limitations with respect to Class C Units.

	Class A	Class B	Class C
Transfer Rights

All transfers, other than certain permitted transfers, require prior approval of the Board of Directors which can withhold approval for any reason.
Transfers to other Class A Members would not require prior Board of Directors approval.

Transfers do not require approval of the Board of Directors provided that either (i) the transferor is transferring all such transferor's Class B Units to a single transferee and following such transfer, the transferee does not own or control more than 5% of the outstanding Class B Units, or (ii) the transferor is transferring Class B Units to a Class B Member and following such transfer, the transferee does not own or control more than 5% of the outstanding Class B Units. Transfers that would otherwise be permitted may be deferred but only to the extent necessary to avoid negative income tax consequences for the Company or if the transfer would result in 500 or more holders of Class B Units.

Transfers do not require approval of the Board of Directors provided that either (i) the transferor is transferring all such transferor's Class C Units to a single transferee and following such transfer, the transferee does not own or control more than 5% of the outstanding Class C Units, or (ii) the transferor is transferring Class C Units to a Class C Member and following such transfer, the transferee does not own or control more than 5% of the outstanding Class C Units. Transfers that would otherwise be permitted may be deferred but only to the extent necessary to avoid negative income tax consequences for the Company or if the transfer would result in 500 or more holders of Class C Units.

Sharing of Profits and Losses	Class A Members will be allocated profits and losses of the Company on a pro rata basis with all other members.	Class B Members have the same rights as Class A Members.	Class C Members have the same rights as Class A Members.
Right to Participate in Distributions	Class A Members will share in any cash distributions declared by the directors on a pro rata basis with all other members.	Class B Members have the same rights as Class A Members.	Class C Members have the same rights as Class A Members.

	Class A	Class B	Class C
Liquidation Rights	Class A Members will share in any distributions of assets upon the Company's liquidation on a pro rata basis with all other members.	Class B Members have the same rights as Class A Members.	Class C Members have the same rights as Class A Members.
Information Rights	Class A Members are entitled to receive financial reports and to access and copy certain information concerning the Company's business.	Class B Members have the same rights as Class A Members.	Class C Members have the same rights as Class A Members.

Q:    Which Class of Units will I receive?

A:
If the proposed Second Amended and Restated Operating Agreement is approved and adopted by the members, each member holding of record 40 or more Units on the effective date of the approval and adoption will have such member's Units reclassified as an equal number of Class A Units, each member holding of record between 21 Units and 39 Units on the effective date of the approval and adoption will have such member's Units reclassified as an equal number of Class B Units, and each member member holding of record 20 or fewer Units on the effective date of the approval and adoption will have such member's Units reclassified as an equal number of Class C Units. See "Special Factors—Overview of the Reclassification Transaction."

Q:    Could holding my Units in "street name" affect which class of Units I receive as a result of the reclassification transaction?

A:
Yes. Brokerage firms, banks and other types of custodians often hold record ownership of securities for their clients as nominee. This is what is meant by "street name" ownership. If you have transferred your Units into a brokerage, bank or other nominee holder, your nominee holder rather than you will be shown on our membership register as the record holder of your Units and you are considered the beneficial owner. As a result, it is the number of Units owned of record by your nominee that will control the class of Units that you will beneficially own after the adoption of the proposed Second Amended and Restated Operating Agreement. For example, even if you beneficially own only one Unit, we will issue Class A Units to your nominee holder if it is the record owner of 40 or more Units on the effective date of the reclassification transaction. Because other "street name" holders who hold Units through your broker, bank or other nominee may adjust their holdings prior to the reclassification of Units, you may have no way of knowing how your Units will be reclassified until the Second Amended and Restated Operating Agreement is adopted. If you hold your Units in "street name," you should talk to your broker, bank or other nominee to determine how they expect the reclassification of Units to affect you. See "Special Factors—Record and Beneficial Ownership of Membership Units of WIE."

Q:    Why are 40 Units and 21 Units used as the "cutoff" numbers for determining which members will receive Class A, Class B or Class C units?

A:
The purpose of the reclassification transaction is to reduce the number of record holders of our existing Units to less than 300 and to have under 500 record holders of each of the new Class B and Class C Units, so that the Company can terminate registration of the Units with the SEC. Our board selected 40 Units and 21 Units as the "cutoff" numbers in order to enhance the probability that after the reclassification of Units, we will have fewer than 300 record holders of Class A Units and have fewer than 500 record holders of each of the Class B and Class C Units and will continue to do so even as Units trade in the future. The Board also set the cutoff numbers in order to retain as many of the rights associated with the current Units for the greatest number of members as possible consistent with the purpose of the reclassification transaction.

Q:    Which Classes of Units will be issued to the Directors and Executive Officers of the Company?

A:
Units will be issued to our directors and executive officers on the same basis as for our unaffiliated members. Assuming no intervening change to their record ownership of Units, all of our directors and executive officers beneficially own at the record holder level more than 40 Units, and therefore, such Units will be reclassified as Class A Units if the Unit reclassification is implemented. Additionally, assuming no intervening change to their record ownership of Units, three of our directors also beneficially own at the record holder level between 21 and 39 Units, and therefore, such Units will be reclassified as Class B Units if the Unit reclassification is implemented. The reason these directors would beneficially own both Class A Units and Class B Units following the Unit reclassification is because the Units currently owned by such directors are held in another record name. For example, some Units beneficially owned by such directors are owned personally, while others are owned by an entity owned and/or controlled by such directors.

The percentage of Units retaining the right to vote for directors (i.e., Class A and Class B Units) that will be beneficially owned by directors and executive officers of the Company as a group will increase from approximately 6.6% to approximately 8.6% after the reclassification of Units. See "Special Factors—Interests of Certain Persons in the Reclassification Transaction."

Q:    Following the date the Unit reclassification is implemented, can Class A Units, Class B Units or Class C Units be converted to other classes?

A:
No. After the date the Unit reclassification is implemented, the classification of each Unit, whether Class A, Class B or Class C, will remain in effect permanently. This means, for example, that if someone acquired five Class A Units at a later date without owning any other Units, those Units would remain Class A Units in the hands of the acquirer even though the acquirer owns less than 40 total Units. See "Special Factors—Overview of the Reclassification Transaction."

Q:    What happens to my Units if the Second Amended and Restated Operating Agreement is not approved and adopted at the special meeting?

A:
If the Second Amended and Restated Operating Agreement is not approved and adopted by the members at the special meeting, you will continue to hold your existing Units and your rights as a member will not be affected. Additionally, we will continue filing periodic reports with the SEC and complying with other federal securities laws applicable to companies with SEC-registered securities.

Q:    Are there disadvantages of no longer being a public company subject to SEC-reporting obligations?

A:
Yes. If we are able to deregister the Units with the SEC, we will no longer be required to file annual, quarterly and current reports with the SEC. These reports contain important information about our business operations and financial condition. After deregistration, none of this information will be available to the public in general and much of this information will not be available to our members. We will continue to make available audited annual financial statements and annual income tax information to our members as required by the Second Amended and Restated Operating Agreement, but will not need to provide all the other information contained in the SEC reports, and our executive officers will no longer be required to certify as to the accuracy of these financial statements or as to the effectiveness of our internal control over financial reporting. Among other things, weaknesses in the Company's internal control could result in misstatements in our financial statements. In addition, after deregistration, we may solicit proxies for our annual and any special meetings of members without providing all the information and following the procedures required of SEC-registered companies, including information on executive compensation. Persons acquiring more than 5% of our outstanding Units will no longer be required to file a public notice of their ownership position and intentions with respect to the Company, and our officers, directors and 10% owners will no longer be subject to the rules that prohibit them from profiting from buying and selling Units within any six-month period and the requirements to report their transactions in Units to the SEC.

  Furthermore, the provisions of the Sarbanes-Oxley Act of 2002 applicable to SEC-registered companies will no longer apply to WIE. The lack of publicly available information and the protections provided by federal securities laws to companies with SEC-registered securities may make your Units (of whichever class are issued to you) less attractive to potential purchasers and could result in a lower sale price in the event you seek to sell your Units. See "Special Factors—Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation."

Q:    In addition to anticipated cost savings, are there other advantages to no longer being an SEC-reporting company?

A:
Yes. In addition to the anticipated cost savings and freeing Company management from the substantial time it currently devotes to SEC compliance matters, our Board of Directors also noted that since WIE will no longer be required to file reports with the SEC after the deregistration, we will be better able to maintain the confidentiality of proprietary business information that would otherwise be potentially disclosed to our customers, vendors and competitors and which could put the Company at a disadvantage when negotiating or competing with them. In addition, because the Company will no longer be subject to SEC rules relating to the disclosure of information to our members that is not disclosed publicly, the deregistration of Units may enhance the ability of the Company to provide timely data to members or otherwise communicate with members. See "Special Factors—Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation."

Q:    Does the Board believe the going private transaction is fair to all members?

A:
Yes. Based on a review of the facts and circumstances relating to the going private transaction, the Board of Directors believes that the going private transaction is substantively and procedurally fair and equitable to all members, including those members who are not directors or executive officers of the Company or holders of 10% or more of our total outstanding Units (which members we refer to collectively as the "unaffiliated members"). In particular, the Board of Directors believes that the going private transaction is substantively and procedurally fair and equitable to all unaffiliated members who will receive Class A Units, all unaffiliated members who will receive Class B Units and all unaffiliated members who will receive Class C Units as a result of the approval and adoption of the Second Amended and Restated Operating Agreement. In the course of determining that the going private transaction is fair to all members, including the unaffiliated members, the Board of Directors considered a number of positive and negative factors affecting the members which are more fully discussed under the heading "Special Factors—Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation."

Q:    When is the Going Private Transaction expected to be completed?

A:
If the adoption of the Second Amended and Restated Operating Agreement results in fewer than 300 record holders of Class A Units, the Board of Directors intends to proceed with the deregistration of the Units with the SEC as soon as practicable following the special meeting. See "Special Factors—Overview of the Reclassification Transaction."

Q:    If the going private transaction is completed, will members continue to receive audited financial statements?

A:
Yes. Even if we terminate the Company's registration with the SEC, the Second Amended and Restated Operating Agreement will require the Company to prepare annual financial statements that are audited by an independent auditing firm and to make available these annual financial statements to members. However, these annual financial statements may not necessarily contain all of the information currently required in the financial statements included in the Company's annual report on Form 10-K that we file with the SEC. In addition to annual financial data, the Company will continue to provide annual income tax information to members and may provide members with other information about the Company from time to time.

Q:    Will I have appraisal rights for my Units if I object to the Unit reclassification?

A:
No. Neither Iowa law nor the Operating Agreement provides members with any appraisal rights, rights to receive a cash payment of the fair value of their existing Units or other type of "dissenters' rights" in connection with the Unit reclassification. See "Special Factors—Appraisal and Dissenters' Rights."

Q:    What are the federal income tax consequences of the Unit reclassification?

A:
The Unit reclassification will not affect the Company's status as a partnership for federal income tax purposes. The Unit reclassification will have the following federal income tax consequences for most members:

•
Members will not recognize any gain or loss as a result of the Unit reclassification regardless of whether they receive Class A Units, Class B Units or Class C Units;

•
Members will have an adjusted tax basis in their Class A Units, Class B Units or Class C Units, as the case may be, immediately after the reclassification equal to their adjusted tax basis in their original Units immediately before the reclassification, and their holding periods for their Class A Units, Class B Units or Class C Units, as the case may be, will include the period of time they held their original Units;

•
A member will have a capital account balance with the Company immediately after the reclassification in an amount equal to such member's capital account balance immediately before the reclassification; and

•
There will be no effect on the allocation of profits or losses by the Company in the tax year in which the Unit reclassification is implemented.

For further discussion of the tax consequences of the reclassification of our Units, see "Special Factors—Material Federal Income Tax Consequences of the Reclassification Amendments."

  Because determining the tax consequences of the Unit reclassification could depend on your particular circumstances, you should consult your own tax advisor to understand fully how the Unit reclassification will affect you.

Q:    Why is the Board proposing the other amendments to the Operating Agreement?

A:
Since the adoption of the current Operating Agreement, management and the Board have taken note of various provisions of the Operating Agreement that they felt could be improved upon to facilitate governance and administration of the Company. In the Board's view, none of these other proposed amendments was of such a material nature that it justified the expense of preparing the amendment or submitting the amendment to a vote of the members on its own.

Additionally, effective January 1, 2011, the Company became subject to the Iowa Revised Uniform Limited Liability Company Act (the "Revised Act"), which is the statute that governs all Iowa limited liability companies, including WIE. The Revised Act amended various provisions of the State of Iowa's prior statute applicable to limited liability companies and also contained certain provisions which were not included in the prior statute. Therefore, some of the amendments contained in the Second Amended and Restated Operating Agreement have been included for purposes of consistency with the Revised Act and/or addressing certain matters that the Revised Act permits limited liability companies to address in operating agreements.

In light of the extensive nature of the amendments to the Operating Agreement embodied in the Unit reclassification, the Board determined that this was a good opportunity to make these additional changes to the Operating Agreement. See "The Second Amended and Restated Operating Agreement—Overview of Other Amendments."

Q:    What is the recommendation of the Board of Directors regarding the approval and adoption of the Second Amended and Restated Operating Agreement?

A:
Our Board of Directors has determined that the adoption of the Second Amended and Restated Operating Agreement is advisable and in the best interests of all of our members. As a result, the Board of Directors has approved the Second Amended and Restated Operating Agreement and unanimously recommends that you vote "FOR" the adoption and approval of the Second Amended and Restated Operating Agreement at the special meeting. Additionally, our Board of Directors unanimously recommends that you vote "FOR" the adjournment or postponement of the special meeting, if necessary or appropriate, for the purpose, among others, of soliciting additional proxies if there are not sufficient votes at the time of the special meeting to adopt and approve the Second Amended and Restated Operating Agreement.

Q:    Who is entitled to vote at the Special Meeting?

A:
You may vote at the Special Meeting if you owned Units as of the close of business on [date], 2011 (which we refer to as the "Record Date"). See "The Special Meeting—Record Date."

Q:    How do I vote my Units at the special meeting?

A:
Each Unit is entitled to one vote on each matter to be voted on at the special meeting. You can vote your Units at the special meeting in either of two ways:

•
By attending the special meeting and voting in person; or

•
By completing, signing and returning the enclosed proxy which authorizes the Board of Directors to vote on your behalf at the special meeting in accordance with your instructions.

  Even if you plan to attend the special meeting in person, please complete, sign and return your proxy. If you wish to vote in person at the special meeting, you can revoke your proxy at that time. See "The Special Meeting—Voting" and "The Special Meeting—Revocation of Proxies."

Q:    How is a quorum established at the special meeting?

A:
Typically, WIE member meetings must be attended by members owning at least 25% of all Units outstanding, in person or by proxy, in order to conduct business. However, because of the higher percentage vote required for the approval and adoption of the Second Amended and Restated Operating Agreement (discussed in the answer to the question that follows), no action may be taken with respect to the approval and adoption of the Second Amended and Restated Operating Agreement unless the special meeting is attended, in person or by proxy, by members owning at least a majority of all Units outstanding on the Record Date.

If you return your proxy and do not revoke it before the special meeting, your Units will be counted for purposes of establishing a quorum at the Special Meeting even if you abstain from voting on any matter being considered at the Special Meeting. See "The Special Meeting—Quorum."

Q:    What vote is required to take action at the Special Meeting?

A:
The approval and adoption of the Second Amended and Restated Operating Agreement requires the affirmative vote of members owning a majority of all Units outstanding as of the Record Date. The standard applicable to most amendments to our Operating Agreement is the affirmative vote of a majority of the Units present in person or represented by proxy at a meeting of the Company's members. However, the amendment of certain provisions of our Operating Agreement requires the affirmative vote of members owning a majority of all Units outstanding. Because the Company is proposing to amend these provisions pursuant to the adoption of the Second Amended and Restated Operating Agreement, the higher voting standard requiring the affirmative vote of members owning a majority of all Units is applicable. As a result, abstentions, failure to return a proxy and broker non-votes will have the same effect as a vote against the approval and adoption of the Second Amended and Restated Operating Agreement.

The approval of the proposal to adjourn or postpone the special meeting, if necessary or appropriate, to solicit additional proxies requires the affirmative vote of a majority of the Units present in person or represented by proxy at the special meeting and entitled to vote, even if less than a quorum. Accordingly, abstentions and not voting at the special meeting will have no effect on the outcome of this proposal. See "The Special Meeting—Vote Required for Approval."

Q:    Can I change my vote after I deliver my proxy?

A:
Yes. You may revoke your proxy at any time before the vote is taken at the special meeting. You can do this by (1) sending a written notice of revocation to our Company Secretary prior to the special meeting, (2) signing another proxy with a later date and returning it to us prior to the special meeting, or (3) attending the special meeting in person and notifying the Company Secretary that you will be voting in person rather than by proxy. See "The Special Meeting—Revocation of Proxies."

Q:    What happens if I return my proxy but do not provide voting instructions?

A:
Proxies that are signed and returned but do not include voting instructions will be voted "FOR" the approval and adoption of the Second Amended and Restated Operating Agreement and "FOR" any adjournment of the special meeting. See "The Special Meeting—Voting."

Q:    Will my Units be voted if I do not provide my proxy?

A:
No. Your Units will not be voted at the special meeting unless you provide us with a proxy or you attend the special meeting and vote in person. If your Units are held in "street name" with a brokerage firm, bank or other nominee holder, they will not be voted by the nominee holder without specific instructions from you on the matters being considered at the special meeting. See "The Special Meeting—Effect of Abstentions and Broker Non-Votes."

Q:    Who will count the votes?

A:
All votes taken at the special meeting will be tabulated by a Company employee or other person(s) who has been designated by the Board of Directors as the inspector(s) of the vote for the special meeting. See "The Special Meeting—Inspector of the Vote."

Q:    What if other matters come up at the special meeting?

A:
The matters described in this Proxy Statement are the only matters that the Board of Directors presently intends to act on at the special meeting. If other matters are properly presented at the special meeting, your proxy authorizes the Board of Directors to vote your Units as it sees fit. See "The Special Meeting—Other Matters."

Q:    Who is paying for this proxy solicitation?

A:
The Company pays these costs. We estimate that the costs associated with the special meeting and the adoption of the amendments to the Operating Agreement to be voted on at the special meeting will be approximately $150,000. See "Special Factors—Fees and Expenses."

Q:    What should I do with my Unit certificates?

A:
You do not need to do anything with your Unit certificates at this time. If the Second Amended and Restated Operating Agreement is approved and adopted at the special meeting, we will send you written instructions for exchanging your Unit certificates for new certificates representing Class A, Class B or Class C Units, as the case may be. See "Description of Units—Surrender of Unit Certificates."

Q:    Where can I find more information about WIE?

A:
Information about WIE, such as annual, quarterly and current reports, proxy statements and other information is filed with the SEC at www.sec.gov. You can also find information about WIE on our Web site at www.westerniowaenergy.com, which includes links to reports we file with the SEC. The contents of our Web site are not incorporated by reference in this Proxy Statement. See "Other Matters—Where You Can Find Additional Information."

Q:    Who can help answer my questions?

A:
If you have questions about the amendments to the Operating Agreement or anything else about the special meeting after reading this Proxy Statement, or if you need additional copies of this Proxy Statement or the enclosed proxy (which will be provided without charge), you should contact Brad Wilson, Chief Financial Officer of WIE, at (712) 664-2173.

SPECIAL FACTORS

Overview of the Reclassification Transaction

        This proxy statement is being furnished in connection with the solicitation of proxies for a special meeting at which our members will be asked to consider and vote upon amendments to our current Operating Agreement. If approved and adopted, the amendments to our Operating Agreement contained in the Second Amended and Restated Operating Agreement will, among other things, result in a reclassification of our Units into three separate and distinct classes.

        If the Second Amended and Restated Operating Agreement is approved and adopted, Units held by members holding 40 or more Units will be reclassified as Class A Units, Units held by members holding at least 21 but no more than 39 Units will be reclassified as Class B Units, and Units held by members holding 20 or fewer Units will be reclassified as Class C Units. We intend, immediately following the reclassification, to terminate the registration of our Units with the SEC and suspend further reporting under the Securities Exchange Act of 1934, as amended. Units will retain their classification permanently after the reclassification transaction is implemented. This means, for example, that if someone acquired five Class A Units at a later date without owning any other Units, those Units would remain Class A Units in the hands of the acquirer even though the acquirer owns less than 40 total Units.

        If the Second Amended and Restated Operating Agreement is approved and adopted by our members at the special meeting and implemented by our Board of Directors, the Unit reclassification transaction will generally affect our members as follows:

MEMBER POSITION PRIOR TO THE RECLASSIFICATION TRANSACTION	EFFECT OF THE RECLASSIFICATION TRANSACTION
Units held by members holding 40 or more Units	Members will hold the same number of Units held prior to the reclassification transaction, but such Units shall be reclassified as Class A Units.
Units held by members holding at least 21 but no more than 39 Units	Members will hold the same number of Units held prior to the reclassification transaction, but such Units shall be reclassified as Class B Units.
Units held by members holding 20 or fewer Units	Members will hold the same number of Units held prior to the reclassification transaction, but such Units shall be reclassified as Class C Units.
Units held in "street name" through a nominee (such as a bank or broker)
The reclassification transaction will be effected at the record Unit holder level. Therefore, regardless of the number of beneficial holders or the number of Units held by each beneficial holder, shares held in "street name" will be subject to the reclassification transaction, and the beneficial holders who hold their Units in "street name" will be continuing Unit holders with the same number of Units as before the reclassification transaction. Such Units shall be reclassified based on the number of Units held by the nominee in "street name."

        The effects of the reclassification transaction are described more fully below under "Special Factors—Effects of the Reclassification Transaction on Members of WIE" beginning on page 27 and the effects on the Company are described more fully below under "Special Factors—Effects of the

Reclassification Transaction on WIE; Plans or Proposals after the Reclassification Transaction" beginning on page 25.

Background of the Reclassification Transaction

        As an SEC reporting company, we are required to prepare and file with the SEC, among other items, the following:

  •
  Annual Reports on Form 10-K;

  •
  Quarterly Reports on Form 10-Q;

  •
  Current Reports on Form 8-K; and

  •
  Proxy Statements on Schedule 14A.

        Our management and several of our employees expend considerable time and resources preparing and filing these reports and we believe that such time and resources could be beneficially diverted to other areas of our operations that would allow management and those employees to focus more of their attention on our business. Also, as a reporting company, we are required to disclose information to the public, including to actual or potential competitors that may be helpful to the competitors in challenging our business operations and to take market share, employees and customers away from the Company. In addition, the costs associated with these reports and other filing obligations comprise a significant corporate overhead expense. These costs include, but are not limited to, securities counsel fees, auditor fees, special board meeting fees, costs of printing and mailing documents, and word processing and filing costs. Our registration and reporting related costs have been increasing over the years due to the requirements imposed by the Sarbanes-Oxley Act of 2002 ("SOX"), including Section 404 of SOX, which requires us to include in our Annual Report on Form 10-K our management's report on, and assessment of, the effectiveness of our internal controls over financial reporting. We expect these costs to continue to increase as we become subject to SEC rules regarding interactive data requirements (XBRL) during our 2011 fiscal year. We estimate that our costs and expenses incurred in connection with SEC reporting for 2011 will be approximately $253,000.

        As of the Record Date, we had 26,447 Units issued and outstanding, held by approximately 746 current Unit holders of record. Of our approximately 746 Unit holders of record, we believe approximately 555, or 74.4%, hold 39 or fewer units. Our Board of Directors and management believe that the recurring expense and burden of our SEC-reporting requirements described above are not cost efficient for WIE. Becoming a non-SEC reporting company will allow us to avoid these costs and expenses. In addition, once our SEC reporting obligations are suspended, we will not be subject to the provisions of the Sarbanes-Oxley Act of 2002 or the liability provisions of the Securities Exchange Act of 1934, as amended, and our officers will not be required to certify the accuracy of our financial statements under SEC rules.

        There can be many advantages to being a public company, possibly including a higher value for our units, a more active trading market and the enhanced ability of the Company to raise capital or make acquisitions. However, there is a limited market for our units and, in order to avoid being taxed as a corporation under the publicly traded partnership rules under Section 7704 of the Internal Revenue Code, our Units cannot be traded on an established securities market or be readably tradable in a secondary market, thereby assuring that there will continue to be a limited market for our Units. We have therefore not been able to effectively take advantage of these benefits. Based on the limited number of Units available and the trading restrictions we must observe under the Internal Revenue Code, we believe it is highly unlikely that our Units would ever achieve an active and liquid market comprised of many buyers and sellers. In addition, as a result of our limited trading market and our status as a limited liability company, we are unlikely to be well-positioned to use our public company status to raise capital in the future through sales of additional securities in a public offering or to acquire other business entities using our Units as consideration.

        In September 2010 we contacted our legal counsel regarding the benefits and detriments of terminating the registration of our Units under federal securities laws and suspending our SEC reporting obligations and the requirements and methods available to accomplish the same. From October 2010 through January 2011, our Board continued discussions regarding the costs associated with going private and the ongoing costs of remaining an SEC-reporting company. Our Board concluded that the Company receives little benefit in being a public company but incurs significant expense to meet the public company reporting requirements. In particular, there is little trading volume with our Units. Our Board of Directors discussed these burdens and costs and lack of benefits, and it became clear that the recurring expense and burden of our SEC reporting requirements are not cost efficient and that becoming a non-SEC reporting company would allow us to avoid these costs and expenses. Our Board concluded that the benefits of being an SEC-reporting company are substantially outweighed by the burden on management, the expense related to the SEC reporting obligations and the burden on the Company's ability to explore long-term strategies while being a public reporting company.

        Our Board considered the requirements for going private as well as the alternatives available for a going private transaction, including a reverse unit split, self-tender offer whereby unit holders owning less than a certain number of units would be "cashed out," and a reclassification of our units in order to reduce our number of record holders to below 300. Because our cash resources to effect such a transaction are limited and we believe many of our members feel strongly about retaining their equity interest in the Company, management and our Board found the prospect of effecting a going private transaction by reclassifying our Units an attractive option.

        At a meeting of our Board held on January 19, 2011 and attended by our legal counsel, our Board discussed the business considerations for engaging in a going private transaction, highlighting the advantages and disadvantages and issues raised in a going private transaction. Specifically, the Board discussed the following advantages of going private:

  •
  As a reporting company, we are required to expend significant costs in connection with our '34 Act obligations, including, but not limited to, higher external auditing and accounting costs, higher costs of internal controls, increased SEC reporting costs, increased legal/consulting costs, and special board meeting fees. Suspending our public company reporting obligations will help reduce or eliminate these significant costs.

  •
  As a reporting company, we are required to disclose information to the public, including to actual or potential competitors that may be helpful to these competitors in challenging our business operations and to take market share, employees and customers away from us. Suspending our public company reporting obligations will help to protect that sensitive information from required or inadvertent disclosure. Although we will no longer be required to disclose this information publicly, members will maintain the right of reasonable access to the Company's books and records and will be entitled to receive fiscal year end audited financial statements pursuant to the Second Amended and Restated Operating Agreement.

  •
  Operating as a non-SEC reporting company will reduce the burden on our management and employees that arises from the increasingly stringent SEC reporting requirements, thus allowing management and our employees to focus more of their attention on our core business.

  •
  Operating a non-SEC reporting company may reduce expectations to produce and publicly report short-term per unit earnings and may increase management's flexibility to consider and balance actions between short-term and long-term income goals.

  •
  Our members may receive limited benefit from being an SEC reporting company because of our small size and the limited trading of our Units compared to the costs associated with the disclosure and procedural requirements of the SEC, including the Sarbanes-Oxley Act.

  •
  Our smaller members will continue to have an equity interest in our Company and therefore will continue to share in our profits and losses and distributions on the same per Unit basis as all other members.

  •
  Our ability to explore, secure and structure financing or other strategic opportunities to maximize long-term member value through prospective capital providers may be more successful without the requirement of publicly reporting such negotiations and transactions.

        At this meeting, the Board also considered the potential negative consequences of this transaction to our members, and in particular, our smaller members who following the approval and adoption of the Second Amended and Restated Operating Agreement will be Class B and Class C members:

  •
  Our members will lose the benefits of registered securities, such as access to the information concerning the Company that is required to be disclosed in periodic reports to the SEC, although members will retain their rights of reasonable access to the Company's books and records and will be entitled to receive fiscal year end audited financial statements pursuant to the Second Amended and Restated Operating Agreement.

  •
  Our members will lose certain statutory safeguards since we will no longer be subject to the requirements of the Sarbanes-Oxley Act, which required our CEO and CFO to certify as to the Company's financial statements and internal controls over financial reporting and as to the accuracy of our reports filed with the SEC.

  •
  The value and liquidity of our Units may be reduced as a result of the Company no longer being a public company or as a result of the differing terms among the reclassified Units.

  •
  Our potential costs, in terms of time and dollars, in connection with accomplishing the going private transaction.

  •
  Going private may reduce the attractiveness of stock-based incentive plans, which are often used for executives and other key employees.

  •
  Potential liability may exist for our officers and directors associated with the "interested" nature of the going private transaction.

  •
  We may have increased difficulty in raising equity capital in the future, potentially limiting our ability to expand due to the restrictions involved in the private sale of securities.

        Additionally, at the meeting, the process and mechanism for going private was discussed. The Board discussed the possibility of forming an independent special committee to evaluate the reclassification transaction. However, the Board believed that the fact that our Board would be treated the same as the other members and that no consideration had been given to the Unit cutoff number relative to the Unit ownership of the Board members, a special committee for the reclassification transaction was not needed. The Board also discussed requiring approval of the transaction by a majority of unaffiliated members and considered the fact that the interests of the members whose Units will be reclassified as Class B or Class C Units are different from the interests of the members whose Units will be reclassified as Class A Units may create actual or potential conflicts of interest in connection with the reclassification transaction. However, because affiliated and unaffiliated members would be treated identically in terms of the approval process of the reclassification transaction, the Board believed a special vote was not necessary.

        After this discussion, the board agreed that it is in the best interest of the Company to move forward with the going private transaction and instructed counsel to proceed with preparing the documents needed, including the proposed Second Amended and Restated Operating Agreement, to reclassify our Units in order to no longer be a public reporting company.

        Effective April 6, 2011, pursuant to a written action by consent, our Board of Directors unanimously approved the amendments to our Operating Agreement contained in the Second Amended and Restated Operating Agreement effecting the reclassification of our Units and recommended that our members approve and adopt the same. The approval of the Second Amended and Restated Operating Agreement and recommendation to the members was based upon the factors discussed above.

Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation

WIE's Reasons for the Reclassification

        As a small company whose Units are not listed on any exchange or traded on any quotation system, we have struggled to maintain the costs associated with being a public company, while not enjoying many of the benefits associated with being a public company. We expect our costs associated with our reporting obligations to increase this year as we became subject to certain provisions of the Dodd-Frank Act and will become subject to SEC rules regarding interactive data requirements (XBRL). Finally, in order for the Company to maximize the long-term value of membership in the Company, it is necessary to explore various potential options with third parties including both equity and debt financing options. We believe that the exploration of these options will be better suited for a private company as the reporting of such transactions may create a disadvantage in our bargaining and negotiation powers in such transactions. We are undertaking the reclassification transaction at this time to end our SEC reporting obligations, which will enable us to save the Company and our members the substantial costs associated with being a reporting company, and these costs are only expected to increase over time. The specific factors considered in electing at this time to undertake the reclassification transaction and become a non-SEC reporting company are as follows:

  •
  We estimate that we will be able to reallocate resources and eliminate costs and avoid anticipated future costs of approximately $253,000 on an annual basis by eliminating the requirement to make periodic reports and reducing the expenses of communications with our unit holders. These annual expenses are expected to include legal expenses ($85,000), accounting and auditing expenses ($120,000), expenses for testing internal control audits ($17,000) and miscellaneous expense, including printing and mailing costs ($10,000). We will also realize cost savings from reduced staff and management time ($21,000) spent on reporting and securities law compliance matters. These amounts are just estimated savings after considering expenses expected to continue after the going private transaction. We will continue to incur some accounting and auditing expenses to maintain our books and records in accordance with GAAP and make available annual financial statements to our members pursuant to the requirements of our Second Amended and Restated Operating Agreement.

  •
  We believe the disclosure and procedural requirements of the SEC reporting rules and the Sarbanes-Oxley Act will divert efforts from our Board of Directors, management and staff and will result in significant legal, accounting and administrative expense, without commensurate benefit to our members. We expect to continue to make available to our members Company financial information on an annual basis, but these reports will not be required to comply with many of the information requirements applicable to SEC periodic reports and will not generally include that information. Therefore, we anticipate that the costs associated with these reports will be substantially less than the costs we currently incur and would otherwise incur in the future in connection with our periodic filings with the SEC.

  •
  In our Board of Directors' judgment, little or no justification exists for the continuing direct and indirect costs of registration with the SEC given that our compliance costs have increased as a result of heightened government oversight; the low trading volume in our units; that at the time our Board approved the reclassification transaction, approximately 555 of our members held 39 or fewer Units; and that any need to raise capital or enter into other financing or business consolidation arrangements will likely not involve raising capital in the public market. If it becomes necessary to raise additional capital, we believe that there are adequate sources of additional capital available, whether through borrowing or through private or institutional sales of equity or debt securities or alternative business consolidation transactions, although we recognize that there can be no assurance that we will be able to raise additional capital or finalize any business consolidation transaction with a third party to maintain the viability and growth of the Company when required, or that the cost of additional capital or the results of any such transactions will be attractive.

  •
  Because of our desire to avoid being taxed as a corporation under the publicly traded partnership rules under Section 7704 of the Internal Revenue Code, our Units are not listed on an exchange. Although trading of our Units is facilitated through a qualified matching service, an alternative trading system, as defined by the SEC, we do not enjoy sufficient market liquidity to enable our members to trade their Units very easily. In addition, our Units are subject to transferability restrictions, requiring the consent of our directors in most instances. We also do not have sufficient liquidity in our Units to use it as potential currency in an acquisition. As a result, we do not believe that registration of our Units under the Securities Exchange Act of 1934 has benefited our members in proportion to the costs we have incurred and expect to incur in the future.

  •
  As a reporting company, we are required to disclose information to the public, including to actual and potential competitors which may be helpful to these competitors in challenging our business operations. Some of this information includes disclosure of material agreements affecting our business, the development of new technology, product research and development, known market trends and contingencies that may impact our operating results. These competitors and potential competitors can use that information against us in an effort to take market share, employees, and customers away from us. Terminating our reporting obligation will help to protect that sensitive information from required or inadvertent disclosure.

  •
  We expect that operating as a non-SEC reporting company will reduce the burden on our management and employees that arises from the increasingly stringent SEC reporting requirements. This will allow our management and employees to focus more of their attention on our business, our customers, and the community in which we operate.

  •
  We expect that operating as a non-SEC reporting company will increase management's flexibility to consider and initiate strategic opportunities without being required to file a preliminary proxy statement with the SEC and otherwise comply with Regulation 14A of the Securities Exchange Act.

  •
  The reclassification transaction proposal allows us to discontinue our reporting obligations with the SEC, but still allows our members, regardless of which class of Units they receive pursuant to the reclassification, to retain an equity interest in WIE. Therefore, our Class A, Class B, and Class C members will continue to share in our profits and losses and distributions.

  •
  Operating as a non-SEC reporting company may reduce the expectation to produce short-term per unit earnings and may increase management's flexibility to consider and balance actions between short-term and long-term growth objectives.

  •
  We expect that completing the reclassification transaction at this time will allow us to begin to realize cost savings and will allow our management and employees to redirect their focus to our business and customers.

        We considered that some of our members may prefer to continue as members of an SEC reporting company, which is a factor weighing against the reclassification transaction. However, we believe that the disadvantages of remaining a public company subject to the registration and reporting requirements of the SEC outweigh any advantages. There is a limited market for our units and, in order to avoid being taxed as a corporation under the publicly traded partnership rules under Section 7704 of the Internal Revenue Code, our Units cannot be traded on an established securities market or be readily tradable in a secondary market, thereby assuring that there will continue to be a limited market for our Units. We have no present intention to raise capital through sales of securities in a public offering in the future or to acquire other business entities using our Units as the consideration for such acquisition. Accordingly, we are not likely to make use of any advantage that our status as an SEC reporting company may offer.

        The Board realized that many of the benefits of a going private transaction, such as eliminating costs associated with SEC reporting obligations and allowing management and employees to focus on core business initiatives, have been in existence for some time. However, once the Board felt the impact over time of the increasingly stringent regulation brought on by the Sarbanes-Oxley Act and the expanded reporting requirements of larger reporting companies faced by the Company over the past few fiscal years, the Board began to seriously consider a transaction that would result in the deregistration of our Units. Moreover, the Board believes that the costs, both in terms of time and money spent in connection with SEC reporting obligations, will increase this fiscal year as the Company became subject to certain provisions of the Dodd-Frank Act and will become subject to SEC rules regarding interactive data requirements (XBRL). See "Special Factors—Background of the Reclassification Transaction" beginning on page 12.

        Other than the cost savings and other benefits associated with becoming a non-SEC reporting company, as outlined above and as described in the discussion under "Special Factors—Purpose and Structure of the Reclassification Transaction" on page 24, we do not have any other purpose for engaging in the reclassification transaction at this particular time.

        In view of the wide variety of factors considered in connection with its evaluation of the reclassification transaction, our Board of Directors did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weights to the specific factors it considered in reaching its determination.

        The reclassification transaction, if completed, will have different effects on Class A members, Class B members, and Class C members. You should read "Special Factors—Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation—Our Position as to the Fairness of the Reclassification Transaction" beginning on page 18 and "Special Factors—Effects of the Reclassification Transaction on Members of WIE" beginning on page 27 for more information regarding the effects of the reclassification transaction.

        We considered various alternative transactions to accomplish the proposed transaction, including a tender offer, a Unit repurchase on the open market or a reverse Unit split whereby members owning less than a certain number of Units would be "cashed out," but ultimately elected to proceed with the reclassification because these alternatives could be more costly, might not have effectively reduced the number of members below 300, and would not allow all members to retain an equity interest in WIE. With respect to the cost of these alternative transactions, a tender offer or a Unit repurchase in which we purchased Units only from our members holding the smallest number of Units, while still purchasing Units from the number of members necessary to reduce the number of remaining members below 300, would have required us to repurchase a minimum of approximately 8,112 Units. Even if we would have been able to repurchase this number of Units from the specified members at an average price of our book value as of March 31, 2011, which was $950.67 per Unit, we estimate such a tender offer or Unit repurchase would have cost over $7.7 million. Similarly, a reverse Unit split sufficient to reduce our number of members below 300, whereby members owning less than a certain number of Units would be "cashed out," would have required us to cash out a minimum of approximately 8,712 Units. We estimate such a reverse Unit split, if the "cash out" price equaled book value as of March 31, 2011, would have cost over $8.2 million, assuming that we did not also cash out any fractional Units owned by the remaining members, in which case the cost would be even higher.

        We have not recently received any proposal from third parties for any business combination transactions, such as a merger, consolidation or sale of all or substantially all of our assets. Our Board did not seek any such proposal because these types of transactions are inconsistent with the narrower purpose of the proposed transaction, which is to discontinue our SEC reporting obligations. Our Board believes that by implementing the reclassification transaction, our management will be better positioned to focus on transactions to maximize our long-term goals, attention on our customers and core business initiatives, and our expenses will be reduced. See "Special Factors—Purposes and Structure of the Reclassification Transaction" beginning on page 24 for further information as to why this reclassification transaction structure was chosen by our Board.

Our Position as to the Fairness of the Reclassification Transaction

        Based on a careful review of the facts and circumstances relating to the reclassification transaction, our Board of Directors believes that the Second Amended and Restated Operating Agreement and the going private transaction are substantively and procedurally fair to all our members. Our Board of Directors unanimously approved the reclassification transaction and has unanimously recommended that our unit holders vote "FOR" the approval and adoption of the Second Amended and Restated Operating Agreement that will, among other things, effect the reclassification.

        In concluding that the terms and conditions of the going private transaction are substantively fair to unaffiliated members, our Board of Directors considered a number of factors. In its consideration of both the procedural and substantive fairness of the transaction, our Board considered the potential effect of the transaction as it relates to all unaffiliated members generally, to members whose Units will be reclassified as Class B or Class C Units and to members whose Units will be reclassified as Class A Units. Because the transaction will affect members differently only to the extent that some will receive Class A Units in the reclassification transaction, some will receive Class B Units and some will receive Class C Units, these are the only groups of members with respect to which the Board considered the relative fairness and the potential effects of the reclassification transaction. See "Special Factors—Effects of the Reclassification Transaction on Members of WIE" beginning on page 27.

Substantive Fairness

        The factors that our Board of Directors considered positive for our unaffiliated members, including both those that will have their Units reclassified as Class A Units as well as those who will have their Units reclassified as Class B or Class C Units, include the following:

  •
  Our smaller unaffiliated members who prefer to own Class A Units had notice that they had until May 16, 2011 to acquire sufficient Units so that they could hold 40 or more Units in their own names prior to the reclassification transaction. The limited market for our Units may have made acquiring sufficient Units difficult and there may have been costs to unaffiliated members, beyond the purchase price of such Units, associated with the acquisition. However, we believe that acquiring additional Units was an option available to our unaffiliated members and our unaffiliated members were able to weigh the costs and benefits of implementing an acquisition of additional Units.

  •
  Members who hold their units in "street name," who would receive Class B or Class C Units if they were record owners instead of beneficial owners, and who wish to receive Class B or Class C Units as if they were record owners instead of beneficial owners, had notice that they had until May 16, 2011 to transfer their Units so that they could receive Class B or Class C Units.

  •
  Our unaffiliated members receive little benefit from our being an SEC reporting company because of our small size, the lack of analyst coverage and the limited trading of our Units compared to the costs associated with the disclosure and procedural requirements of the Sarbanes-Oxley Act, in addition to the legal, accounting and administrative costs involved in being a public company. Accordingly, we believe that the costs to our unaffiliated members of being a public company are not commensurate with the benefits to our members of being a public company.

  •
  All our unaffiliated members will realize the potential benefits of termination of registration of our Units, including reduced expenses as a result of no longer being required to comply with SEC reporting requirements.

  •
  The reclassification should not result in a taxable event for any of our unaffiliated members.

  •
  All our unaffiliated members will continue to have the opportunity to equally participate in future profit and loss allocations and distributions on a per Unit basis.

  •
  Our affiliated members will be treated in the same manner in the reclassification transaction as our unaffiliated members and will be reclassified according to the same standards.

  •
  Our unaffiliated members are not being "cashed out" in connection with the reclassification transaction, and our member units will continue to have the same material economic rights and preferences.

        In addition to the positive factors applicable to all our unaffiliated members set forth above, the factors that our Board of Directors considered positive for those unaffiliated members whose Units are being reclassified as Class B or Class C Units included:

  •
  All our smaller unaffiliated members will continue to have an equity interest in WIE and therefore will share in our profits and losses and distributions on the same per Unit basis as our Class A members.

  •
  Our Class B and Class C unaffiliated members will still have some voting rights. Class B members will have the right to elect directors and the right to vote on amendments to the Operating Agreement that affect the rights of the Class B Units, dissolution, merger and dispositions of all or substantially all the Company's assets and matters that require a vote of a majority of all Units under law. Class C members will have the right to vote on amendments to the Operating Agreement that affect the rights of the Class C Units, dissolution, merger and dispositions of all or substantially all the Company's assets and matters that require a vote of a majority of all Units under law.

  •
  Our Class B unaffiliated members may continue to nominate persons to serve as directors, propose amendments to the Operating Agreement and call meetings of members, but only if such actions are taken by a specified percentage of Units (10% of the Class B Units to nominate directors and propose amendments to the Operating Agreement, and 15% of all outstanding Units to call a meeting of members).

  •
  Our Class C unaffiliated members may continue to call meetings of members, but only if such action is taken by 20% of all outstanding Units.

  •
  Our Class B and Class C unaffiliated members will no longer be subject to the percentage ownership limitations imposed under the current Operating Agreement.

  •
  Our Class B and Class C unaffiliated members will not need to obtain the approval of the Board of Directors in order to transfer their Units, so long as either (i) the member transfers all the Units in the applicable Class to a single transferee, and following such transfer the transferee does not own or control more than 5% of the outstanding Units of such Class, or (ii) the member transfers all the Units in the applicable Class to another member of that same Class, and following such transfer the transferee does not own or control more than 5% of the outstanding Units of such Class.

  •
  No brokerage or transaction costs are to be incurred by them in connection with the reclassification of their Units.

        In addition to the positive factors applicable to all of our unaffiliated members set forth above, the factors that the Board of Directors considered positive for the unaffiliated members whose Units are being reclassified as Class A Units included:

  •
  The Class A unaffiliated members will continue to have voting rights including the right to elect directors and determine other decisions on our behalf as provided in the Second Amended and Restated Operating Agreement and pursuant to the Revised Act.

  •
  Our Class A unaffiliated members will continue to own an equity interest in the Company and will continue to share in our profits and losses and distributions in the same respect as our Class B and Class C members.

        Our Board considered each of the foregoing factors to weigh in favor of the substantive fairness of the reclassification transaction to our unaffiliated members, whether their Units will be reclassified as Class A, Class B or Class C Units.

        The Board is aware of, and has considered, the impact of certain potentially countervailing factors on the substantive fairness of the reclassification transaction to our unaffiliated members whose Units will be reclassified as Class B or Class C Units. In particular, the factors that our Board of Directors considered as potentially negative for those members receiving Class B or Class C Units included:

  •
  They will be required to have their Units involuntarily reclassified as Class B or Class C Units, although they will still have the opportunity to participate in any future growth and earnings of the Company.

  •
  The voting rights of Class B unaffiliated members will be limited to the right to elect directors and the right to vote on amendments to the Operating Agreement that affect the rights of the Class B Units, dissolution, merger and dispositions of all or substantially all the Company's assets and matters that require a vote of a majority of all Units under law. Such limitations may result in decreased value of the Class B Units.

  •
  The voting rights of Class C unaffiliated unit holders will be limited to the right to vote on amendments to the Operating Agreement that affect the rights of the Class C Units, dissolution, merger and dispositions of all or substantially all the Company's assets and matters that require a vote of a majority of all Units under law. Such limitations may result in decreased value of the Class C Units.

        The factors that our Board of Directors considered as potentially negative for the unaffiliated members whose Units will be reclassified as Class A Units included:

  •
  The transferability of the unaffiliated Class A Units will be limited.

        The factors that our Board of Directors considered as potentially negative for our unaffiliated members included:

  •
  Following the reclassification transaction, they will have restrictions on their ability to transfer their units because our units will be tradable only in privately-negotiated transactions, and there will not be a public market for our units. Most transfers of Class A Units will require approval by the Board of Directors. However, our Class B and Class C unaffiliated members will not need to obtain the approval of the Board of Directors in order to transfer their Units, so long as either (i) the member transfers all the Units in the applicable Class to a single transferee, and following such transfer the transferee does not own or control more than 5% of the outstanding Units of such Class, or (ii) the member transfers all the Units in the applicable Class to another member of that same Class, and following such transfer the transferee does not own or control more than 5% of the outstanding Units of such Class.

  •
  They will have reduced access to our financial information once we are no longer an SEC reporting company, although we do intend to continue to make available to all members an annual report containing audited financial statements in accordance with the Second Amended and Restated Operating Agreement.

  •
  Once our SEC reporting obligations are suspended, we will not be subject to the provisions of the Sarbanes-Oxley Act or the liability provisions of the Securities Exchange Act of 1934, as amended, and our officers will not be required to certify the accuracy of our financial statements under SEC rules.

  •
  Unaffiliated members who do not believe that the reclassification transaction is fair to them do not have the right to dissent from the reclassification transaction.

        Our Board of Directors believes that these potentially countervailing factors did not, individually or in the aggregate, outweigh the overall substantive fairness of the reclassification transaction to our unaffiliated members and that the foregoing factors are outweighed by the positive factors previously described.

        In reaching a determination as to the substantive fairness of the reclassification transaction, we did not consider the liquidation value of our assets, the current or historical market price of those Units, our net book value, or our going concern value to be material. We did not consider the net book value in that, as shown in the pro forma balance sheet set forth on page 55 of this Proxy Statement, the reclassification transaction and subsequent deregistration of our units will have only an insignificant effect on the overall net book value of our Units. In addition, neither the economic rights nor preferences of our unaffiliated members will change and will remain the same as our affiliated members as a result of the reclassification transaction. Additionally, our unaffiliated members are afforded the right to participate in our profits and losses on the same basis as our affiliated members and none of our unaffiliated members are being cashed out as a part of the reclassification transaction.

        We did not consider the current market prices in that our Units are not traded on a public market but instead are traded in privately negotiated transactions, in which the current market price may or may not be determinative. Any effect that the reclassification transaction has on the current market price will be the same for our unaffiliated members and affiliated members alike.

        We did not consider the historical market prices in that we do not expect the reclassification transaction to have any effect on the historical market prices. Our Units are not traded on a public market and are instead traded only in privately negotiated transactions and thus the historical market prices may or may not be determinative of actual prices.

        We did not consider the going concern value in that the going concern value will be determined by the market at the time of a sale, merger or other form of business combination. The reclassification transaction will have only an insignificant effect on the Company's value on a going forward basis—a $253,000 per year savings—and will not be determinative of the going concern value. In addition, our Second Amended and Restated Operating Agreement provides all our members, both affiliated and unaffiliated, an equal vote per Unit with respect to any future mergers or dispositions of all or substantially all the Company's assets.

        We did not consider liquidation value in that the Company believes the reclassification transaction will not have a material effect on the liquidation value of our Units. Pursuant to our Second Amended and Restated Operating Agreement, the rights of our unaffiliated members, like our affiliated members, will not change and all our members will be afforded the right to continue to share equally in the liquidation of the Company's assets and in any residual funds allocated to our members. In addition, our Second Amended and Restated Operating Agreement provides all our members, both affiliated and unaffiliated, an equal vote per Unit in the dissolution of the Company.

        We did not consider any repurchases of Units by the Company over the past two years in that the Company has not repurchased any Units during such period.

        We also did not consider any report, opinion, or appraisal or firm offer by unaffiliated parties. Neither the Company nor any of the members of our Board of Directors or management received any reports, opinions, appraisals or firm offers from any outside party relating to the reclassification transaction or the fairness of the consideration to be received by our members. In 2009, the Company was a party to an asset purchase agreement pursuant to which the Company proposed to consolidate its business and operations with Renewable Energy Group, Inc. ("REG") under REG Newco, Inc. At that time, REG provided the Company with management, marketing and feedstock procurement services. The asset purchase agreement was subject to a number of closing conditions, including the approval of members of the Company holding a majority of the Company's outstanding Units. In February 2010, the Company's members voted to reject this proposed consolidation. The terms of this consolidation were not considered in reaching a determination as to the substantive fairness of the reclassification transaction in that the formerly contemplated consolidation with REG and the proposed reclassification transaction are unrelated and are materially different types of transactions.

Procedural Fairness

        We believe the reclassification transaction is procedurally fair to our unaffiliated members, whether their Units will be reclassified as Class A, Class B or Class C Units. In concluding that the reclassification transaction is procedurally fair to our unaffiliated members, the Board of Directors considered a number of factors. The factors that our Board of Directors considered positive for our unaffiliated members included the following:

  •
  The reclassification transaction is being effected in accordance with the applicable requirements of Iowa law.

  •
  Our Board discussed the possibility of forming an independent special committee to evaluate the reclassification transaction; however, the Board believed that the fact that our Board would be treated the same as the other unaffiliated members and that no consideration had been given to the Unit cutoff number relative to the Unit ownership of the Board members, a special committee for the reclassification transaction was not needed, as the Board was able to adequately balance the competing interest of the unaffiliated members in accordance with their fiduciary duties.

  •
  Our Board retained and received advice from legal counsel in evaluating the terms of the reclassification transaction, including the possible creation of a special committee of the Board to evaluate the reclassification transaction and the terms of the reclassification as provided in the Second Amended and Restated Operating Agreement, including the balancing of the rights of unaffiliated and affiliated Class A members, Class B members, and Class C members.

  •
  Management and our Board considered alternative methods of effecting a transaction that would result in our becoming a non-SEC reporting company, each of which was determined to be impractical, more expensive than the reclassification transaction, involving a cash-out of certain of our members, or potentially ineffective in achieving the goals of allowing members to retain an equity ownership in the Company while at the same time, eliminating the costs and burdens of being a publicly reporting company.

  •
  All members, including unaffiliated members, were given notice that they had until May 16, 2011 to acquire sufficient Units so that they held at least 40 or at least 21 Units, respectively, units prior to the reclassification transaction or to sell sufficient units so that they held less than 40 units or less than 21 units, respectively, prior to the reclassification transaction, to determine whether such members will own Class A, Class B or Class C Units after the reclassification transaction.

  •
  To implement the reclassification transaction, it must be approved by members owning at least a majority of all Units outstanding on the Record Date.

        Our Board of Directors considered each of the foregoing factors to weigh in favor of the procedural fairness of the reclassification transaction to all our unaffiliated members, whether the Units of such members are reclassified as Class A Units, Class B Units or Class C Units.

        The Board is aware of, and has considered, the impact of the following potentially countervailing factors, which affect both our smaller unaffiliated members whose Units will be reclassified as Class B or Class C Units as well as those members whose Units will be reclassified as Class A Units to the same degree, on the procedural fairness of the reclassification transaction:

  •
  Although the interests of the unaffiliated members whose Units will be reclassified as Class B or Class C Units are different from the interests of the unaffiliated members whose Units will be reclassified as Class A Units and may create conflicts of interest in connection with the reclassification transaction, neither the full Board nor any of the directors retained an independent, unaffiliated representative to act solely on behalf of the unaffiliated members receiving Class B or Class C Units for the purpose of negotiating the terms of the reclassification transaction or preparing a report concerning the fairness of the reclassification transaction. However, our Board members will be treated the same as the unaffiliated members in the proposed transaction and certain of our current Board members would have a portion of their Units reclassified as Class B Units.

  •
  The transaction is not structured to require approval of at least a majority of unaffiliated members although at the time the reclassification transaction was approved by our Board of Directors, members of our Board and our executive officers then collectively held only 6.4% of our outstanding Units.

  •
  We did not solicit any outside expressions of interest in acquiring the Company.

  •
  We did not receive a report, opinion, or appraisal from an outside party as to the value of our Units, the fairness of the transaction to those members receiving Class B or Class C Units or the fairness of the transaction to WIE.

        Our Board of Directors believes that the foregoing potentially countervailing factors did not, individually or in the aggregate, outweigh the overall procedural fairness of the reclassification transaction to our unaffiliated members, whether their Units will be reclassified as Class A, Class B or Class C Units, and the foregoing factors are outweighed by the procedural safeguards previously described. In particular, with reference to the lack of a special committee, the Board felt that the consideration of the transaction by the full Board, whose sole conflict of interest is a relatively insignificant increase in aggregate voting unit ownership following the reclassification transaction, was a sufficient procedural safeguard that made it unnecessary to form a special committee or retain an independent fairness advisor.

        We therefore believe that the reclassification transaction is substantively and procedurally fair to our unaffiliated members, for the reasons and factors described above. In reaching this determination, we have not assigned specific weights to particular factors, and we considered all factors as a whole. None of the factors that we considered led us to believe that the reclassification transaction is unfair to our unaffiliated members whether their Units will be reclassified as Class A, Class B or Class C Units.

        In reaching its conclusion that the reclassification transaction is fair to our unaffiliated members, whether their Units will be reclassified as Class A, Class B or Class C Units, the Board did not consider the current or historical market price of our units, our going concern value, our net book value or the liquidation value of our assets to be material. Our Board did not believe these factors to be material because our members are not being "cashed out" in connection with the reclassification transaction, and we will continue to have the same number of Units outstanding with the same material economic rights and preferences. As a result, our smaller members will continue to hold an equity interest in WIE as Class B or Class C members and will therefore participate equally, and on the same basis that they would participate absent a reclassification transaction, with the holders of our Class A Units in our profits, losses and the receipt of distributions. Instead of the foregoing factors, the Board subjectively considered the collective advantages of the Class B or Class C Units, including the right of our Class B members to elect directors, and the right of our Class B members and Class C members to transfer Units more freely than Class A members. The Board also subjectively considered the relative disadvantages of the three Classes, including the limitations on voting and decision-making in the case of the Class B and Class C Units. In addition, the Board evaluated the benefits shared by all the Class A, Class B and Class C Units, such as the ability to vote upon certain events such as dissolution, merger and sale of all or substantially all of the Company's assets, the ability to benefit from the cost savings associated with the reclassification transaction and the opportunity to share in our future growth and earnings.

        We have not made any provision in connection with the reclassification transaction to grant our unaffiliated members access to our Company files beyond the access granted generally under our current Operating Agreement, which is described below, or to obtain counsel or appraisal services at our expense. Nor did we request or receive any reports, opinions or appraisals from any outside party relating to the reclassification transaction or the monetary value of the Class A Units, Class B Units or Class C Units. Our members are not being "cashed out" in connection with the reclassification transaction, and we will continue to have the same number of Units outstanding with the same material economic rights and preferences. As a result, our smaller members will continue to hold an equity interest in WIE as Class B or Class C members and will therefore participate equally, and on the same basis that they would participate absent a reclassification transaction, with the holders of our Class A Units in our profits and losses and the receipt of distributions. With respect to our unaffiliated members' access to our Company files, our Board determined that this Proxy Statement, together with our other filings with the SEC and information they may obtain pursuant to our current Operating Agreement, provide adequate information for our unaffiliated members. Under Iowa law and our Operating Agreement, subject to compliance with our safety, security and confidentiality procedures and guidelines, our members have rights to review lists of our members and directors, copies of our articles/certificate of organization, operating agreements, and tax returns and financial statements for the six most recent fiscal years. Any member may inspect and copy these records during normal business hours if they have a proper purpose reasonably related to their interest as a member of WIE. Members may also, at their own expense and for a purpose reasonably related to their interest as a member, request copies of the lists of our members and directors, our articles/certificate of organization, tax returns, financial statements and operating agreements. With respect to obtaining counsel or appraisal services at our expense, the Board did not consider these actions necessary or customary. In deciding not to adopt these additional procedures for access to our company files or to obtain counsel or appraisal services for our members at our expense, the Board also took into account factors such as WIE's size and the cost of such procedures.

        We have not structured the transaction to require the approval of at least a majority of unaffiliated members. Because our affiliated and unaffiliated members will be treated identically in terms of the approval process of the reclassification transaction, the Board believes a special vote is not necessary. In addition, the directors have not retained an unaffiliated representative to act solely on behalf of unaffiliated members. Again, because our affiliated and unaffiliated members will be treated identically in terms of the approval process of the reclassification transaction, the Board believes an unaffiliated representative is unnecessary.

Board Recommendation

        Our Board of Directors believes the terms of the reclassification transaction are fair and in the best interests of our unit holders and unanimously recommends that you vote "FOR" the approval and adoption of the Second Amended and Restated Operating Agreement that will, among other things, effect the reclassification. Additionally, our Board of Directors unanimously recommends that you vote "FOR" the adjournment or postponement of the special meeting, if necessary or appropriate, for the purpose, among others, of soliciting additional proxies if there are not sufficient votes at the time of the special meeting to adopt and approve the Second Amended and Restated Operating Agreement.

 Purpose and Structure of the Reclassification Transaction

        The purposes of the reclassification transaction are to:

  •
  Consolidate ownership of our prior Units, which are being reclassified as Class A Units, in under 300 unit holders of record, which will suspend our SEC reporting requirements and thereby achieve significant cost savings. We estimate that we will be able to reallocate resources and eliminate costs and avoid anticipated future costs of approximately $253,000 on an annual basis by eliminating the requirement to make periodic reports and reducing the expenses of member communications. We will also realize cost savings by avoiding the need to add additional staff and from reduced staff and management time spent on reporting and securities law compliance matters.

  •
  Help protect sensitive business information from required or inadvertent disclosure that might benefit our competitors.

  •
  Allow our management and employees to refocus time spent on SEC reporting obligations and member administrative duties to our core business.

  •
  Reduce the expectation to produce short-term per Unit earnings, thereby increasing management's flexibility to consider and balance actions between short-term and long-term growth objectives.

        For further background on the reasons for undertaking the reclassification transaction at this time, see "Special Factors—Overview of the Reclassification Transaction" beginning on page 11 and "Special Factors—Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation" beginning on page 15.

        The structure of the reclassification transaction will give all our members the opportunity to retain an equity interest in WIE and therefore to participate in any future growth and earnings of the

Company. Because we are not cashing out any of our members, this structure minimizes the costs of our becoming a non-SEC reporting company while achieving the goals outlined in this Proxy Statement.

        Our Board elected to structure the transaction to take effect at the record unit holder level, meaning that we will look at the number of Units registered in the name of a single holder to determine how that holder's Units will be reclassified. The Board chose to structure the transaction this way in part because it determined that this method would provide us with the best understanding at the effective time of how many members would receive Class B or Class C Units because we will be able to have a complete and final list of all record unit holders at the effective time of the reclassification. In addition, the Company sent a letter to its members notifying them that they had until May 16, 2011 to make transfers of Units prior to the proposed reclassification of Units. The purpose of this letter was to allow members the opportunity to make transfers prior to the proposed reclassification so that they could own the requisite number of Units to be in their desired Class, which our Board felt would enhance the substantive fairness of the transaction to all members. Although providing this flexibility generated an element of uncertainty, in that the reclassification, if approved, may not have eliminated as many of our Class A members as anticipated, our Board felt that the threshold ratio of 40 or more units allowed a sufficient margin for members to transfer their Units in or out of street name. Overall, our Board determined that structuring the reclassification transaction as one that would affect members at the record holder level would be the most efficient and cost-effective way to achieve its goals of deregistration, notwithstanding any uncertainty that may have been created by giving members the flexibility to transfer their holdings through May 16, 2011. Because the "trading window" ending May 16, 2011 is now closed, we do not expect permitting any further Unit transfers through the date of the special meeting. For further background on the alternative structures considered by our Board of Directors please see "Special Factors—Background of the Reclassification Transaction" beginning on page 12 and "Special Factors—Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation" beginning on page 15.

Effects of the Reclassification Transaction on WIE; Plans or Proposals after the Reclassification Transaction

        The reclassification transaction will have various positive and negative effects on WIE, which are described below.

Effect of the Proposed Transaction on Our Outstanding Units.

        Our current Operating Agreement authorizes the Board to issue up to 27,000 Units without member approval. Our Board of Directors has determined that it is in the Company's best interest to amend the Operating Agreement to increase the number of Units the board is authorized to issue without member approval to 35,000 units as set forth in the proposed Second Amended and Restated Operating Agreement. The Board has determined that the increase in the number of Units the Board is allowed to issue is necessary to allow the Company flexibility to negotiate future transactions but still provide a limit on the issuance of Units without member approval.

        Our current Operating Agreement does not authorize us to issue any additional classes of Units. The amendments to our Operating Agreement will authorize the issuance of three separate and distinct classes of Units, Class A, Class B, and Class C Units. As of the Record Date, the number of outstanding units was 26,447. Based upon our best estimates, if the reclassification transaction had been consummated as of the Record Date, approximately 15,217 Units would be reclassified as Class A Units, approximately 5,013 Units would be reclassified as Class B Units, and approximately 6,217 Units would be reclassified as Class C Units. The total number of Class A holders of record would be approximately 191, the total number of Class B holders of record would be approximately 191 and the total number of Class C holders of record would be approximately 364. We have no other current plans, arrangements or understandings to issue any Units as of the date of this Proxy Statement.

Termination of Securities Exchange Act Registration and Reporting Requirements

        Upon the completion of the reclassification transaction, we expect that our current class of registered Units, which will be reclassified as Class A Units, will be held by fewer than 300 record unit holders and each of the Class B and Class C Units will be held by fewer than 500 record unit holders. Accordingly, our obligation to continue to file periodic reports with the SEC will be suspended pursuant to Rule 12h-3 of the Securities Exchange Act of 1934, as amended.

        The suspension of these filing requirements will substantially reduce the information required to be furnished by us to our members and to the SEC. Therefore, we anticipate that we will eliminate costs and avoid future costs associated with these filing requirements, which we estimate to be approximately $253,000 on an annual basis. These costs are broken down as follows:

Accounting and Auditing Expenses	$120,000
SEC Counsel	$85,000
Staff and Executive Time	$21,000
Testing Control Internal Audits	$17,000
Miscellaneous, Including Printing and Mailing	$10,000
Total	$253,000

        We will apply for termination of the registration of our Units and suspension of our SEC reporting obligations as soon as practicable following completion of the reclassification transaction. Following completion of the reclassification transaction, we intend to continue to make available to our unit holders annual financial information about WIE.

Potential Registration of the Class B or Class C Units or Discontinuation of our Suspended Duty to Report.

        After the reclassification transaction, we anticipate that there will be up to approximately 191 Class B and 364 Class C unit holders of record. If the number of record holders of our Class B Units or our Class C Units exceeds 500 on the last day of any given fiscal year, WIE will be required to register the Class B or Class C Units under Section 12(g) of the Securities Exchange Act. As a result, we would be subject to all of the reporting and disclosure obligations under the Securities Exchange Act and the Sarbanes-Oxley Act to which we are currently subject. For this reason, the proposed amendments to our current Operating Agreement contained in the Second Amended and Restated Operating Agreement include a provision that denies the Company the authority to allow any transfer of Class B or Class C Units if it will result in the Class B or Class C Units being held by 500 or more respective holders of record. We do not expect any significant change in the number of record holders of Class B or Class C Units in the near term that will obligate us to register our Class B or Class C Units.

        Similarly, if the number of our Class A unit holders of record reaches or exceeds 300 on the last day of any given fiscal year, the suspension of our duty to file reports under Section 15(d) of the Securities Exchange Act would be discontinued, and as a result, we would be again subject to the reporting and disclosure obligations under the Securities Exchange Act and the Sarbanes-Oxley Act to which we are currently subject. For this reason, the Second Amended and Restated Operating Agreement also contains a provision that denies the Company the authority to allow any transfer of Class A Units if it will result in the Class A Units being held by 300 or more holders of record. We estimate that following the reclassification transaction, we will have 191 Class A unit holders of record and do not anticipate any significant change in the number of Class A unit holders of record that would obligate us to resume our periodic reporting with the SEC.

Effect on Trading of Units

        Our Units are not traded on an exchange and are not otherwise actively traded, although we utilize a qualified matching service on our website, an alternative trading system as defined by the SEC. Persons interested in buying or selling Units first contact the Company offices with notice of their desire to buy or sell Units. Their offer to buy or sell Units is then posted on the Company website with their contact information. Persons interested in buying or selling Units as listed on the website are encouraged to contact the offeror or to negotiate transaction details. Once the terms of the transaction are agreed upon, the member will contact the Company to arrange the transfer of the Units according to the qualified matching service rules and procedures we have put in place at the Company.

        Because we will no longer be required to maintain current public information by filing reports with the SEC, and because of the fact that our Units will only be tradable in privately negotiated transactions, the liquidity of our Units may be reduced following the reclassification transaction. We do expect however that trading of our Units will continue to be facilitated through our qualified matching service on our website following consummation of the reclassification transaction. In order to comply with all tax and securities laws for the continued operation of the qualified matching service, in some cases we may be required to maintain and make available information similar in nature to the information we were required to file with the SEC while we were a reporting company. We may continue to incur expenses to meet these requirements and maintain our qualified matching service. Alternatively, we may instead elect to utilize the services of a third party alternative trading system/qualified matching service brokerage service.

Financial Effects of the Reclassification Transaction

        We expect that the professional fees and other expenses related to the reclassification transaction of approximately $150,000 will not have any material adverse effect on our liquidity, results of operations or cash flow. See "Special Factors—Fees and Expenses" beginning on page 34 for a description of the fees and expenses we expect to incur in connection with the reclassification transaction. See "Special Factors—Financing of the Reclassification Transaction" on page 32 for a description of how the reclassification transaction will be financed.

Effect on Conduct of Business after the Transaction

        We expect our business and operations to continue as they are currently being conducted and, except as disclosed below, the transaction is not anticipated to have any effect upon the conduct of our business.

Effect on Our Directors and Executive Officers

        It is not anticipated that the reclassification transaction will have any effect on our directors and executive officers, other than with respect to their relative Unit ownership of the various Classes if the reclassification transaction is approved. We expect that all of our directors and executive officers will hold 40 or more units immediately prior to the reclassification transaction and therefore, such Units will be reclassified as Class A Units. Additionally, some of our directors beneficially own Units at the record holder level in increments of less than 40 units (in addition to their holdings of 40 or more Units owned in another record name), and therefore will also be Class B members if the reclassification transaction is approved.

        If the reclassification transaction is approved, there will be fewer Class A units outstanding after the reclassification transaction than the total Units currently outstanding. As a result, our directors and executive officers will hold a larger relative percentage of the voting interests of WIE. As of the Record Date, these directors and executive officers collectively beneficially held and had voting power over approximately 1,744 Units, or 6.6% of our Units. If the reclassification transaction is approved, our directors and executive officers would collectively hold and have voting power over approximately 11.1% of the Class A Units and 8.6% of the total Class A and Class B Units combined.

        The annual compensation paid by us to our officers and directors will not increase as a result of the reclassification transaction, nor will the reclassification transaction result in any material alterations to any existing employment agreements with our officers.

Plans or Proposals

        Other than as described in this Proxy Statement, neither we nor our management have any current plans or proposals to effect any extraordinary corporate transaction, such as a merger, reorganization or liquidation, to sell or transfer any material amount of our assets, to change our Board of Directors or management, to change materially our indebtedness or capitalization or otherwise to effect any material change in our corporate structure or business. As stated throughout this Proxy Statement, we believe there are significant advantages in effecting the reclassification transaction and becoming a non-reporting company. Although our management does not presently have any intention to enter into any transaction described above, there is always a possibility that we may enter into such an arrangement or transaction in the future, including, but not limited to, entering into a merger or acquisition transaction, making a public or private offering of our Units or entering into any other arrangement or transaction the Board may deem appropriate and in the best interests of the Company.

Effects of the Reclassification Transaction on Members of WIE

        The general effects of the reclassification transaction on the members of WIE are described below.

Effects of the Reclassification Transaction on Affiliated and Unaffiliated Class A Members

        The reclassification transaction will have both positive and negative effects on the Class A members. All of these changes will affect affiliated and unaffiliated Class A members in the same way. The Board of Directors of WIE considered each of the following effects in determining to approve the reclassification transaction.

Benefits:

        As a result of the reclassification transaction, the Class A members will:

  •
  Realize the potential benefits of termination of registration of our Units, including reduced expenses as a result of no longer being required to comply with reporting requirements under the Exchange Act;

  •
  Be entitled to vote on all matters brought before the members of WIE, except as otherwise provided by the Second Amended and Restated Operating Agreement or Iowa law;

  •
  Be entitled to nominate persons to serve as directors, propose amendments to the Second Amended and Restated Operating Agreement and call meetings of members with 10% or more of all Units outstanding;

  •
  Be eligible to serve as the Company's tax matters member, which is the "tax matters partner" described in Section 6231 of the Internal Revenue Code designated by a partnership to represent it before the Internal Revenue Service in all tax matters for a specific taxable year;

  •
  Be entitled to transfer any number of Units to any person approved by the directors in accordance with the terms of the Second Amended and Restated Operating Agreement; and

  •
  Realize enhanced voting control over WIE in comparison to other classes of units due to the voting limitations placed on Class B and Class C members.

Detriments:

        As a result of the reclassification transaction, the Class A members will:

  •
  Be required to have their Units reclassified involuntarily as Class A Units, for which they will receive no additional consideration;

  •
  Hold unregistered securities and therefore will lose the benefits of holding Section 12 registered securities, such as access to the information concerning WIE required to be contained in the Company's periodic reports to the SEC and which the Company may choose not to otherwise distribute to members, the requirement that our officers certify the accuracy of our financial statements, and the benefits derived by the imposition of the requirements of the Sarbanes-Oxley Act of 2002;

  •
  Hold restricted securities which will require an appropriate exemption from registration to be eligible for transfer;

  •
  Be subject to an ownership limitation of 40% of all issued and outstanding Units;

  •
  Bear transfer restrictions as provided in our Second Amended and Restated Operating Agreement, such that our directors will be entitled to, at their sole discretion, approve or disallow most proposed transfers of the Class A Units; and

  •
  Bear the risk of a decrease in the market value of the Class A Units due to the reduction in public information concerning the Company as a result of us not being required to file reports under the Exchange Act, which may adversely affect the already limited liquidity of the Units.

Effects of the Reclassification Transaction on Affiliated and Unaffiliated Class B Members

        The reclassification transaction will have both positive and negative effects on the Class B members. All of these changes will affect affiliated and unaffiliated Class B members in the same way. The Board of Directors of WIE considered each of the following effects in determining to approve the reclassification transaction.

Benefits:

        As a result of the reclassification transaction, the Class B members will:

  •
  Realize the potential benefits of termination of registration of our Units, including reduced expenses as a result of no longer needing to comply with reporting requirements under the Exchange Act;

  •
  Be entitled to vote for directors, amendments to the Operating Agreement that modify the rights of Class B Members, dissolution, merger and dispositions of all or substantially all the Company's assets and other matters that require a vote of at least a majority of the outstanding Units under Iowa law;

  •
  Be entitled to nominate persons to serve as directors, propose amendments to the Operating Agreement and call meetings of members, but only if such actions are taken by a specified percentage of Units (10% of the Class B Units to nominate directors and propose amendments to the Operating Agreement, and 15% of all outstanding Units to call a meeting of members);

  •
  Not be subject to ownership limitations;

  •
  Continue to hold an equity interest in WIE and share in our profits, losses and distributions on the same basis as our Class A members; and

  •
  Be entitled to transfer Class B Units without the approval of the Board of Directors, so long as either (i) the Class B Member transfers all such Class B Member's Class B Units to a single transferee, and following such transfer the transferee does not own or control more than 5% of the outstanding Class B Units, or (ii) the Class B Member transfers Class B Units to another Class B Member, and following such transfer the transferee does not own or control more than 5% of the outstanding Class B Units.

Detriments:

        As a result of the reclassification transaction, the Class B members will:

  •
  Be required to have their Units reclassified involuntarily as Class B units, for which they will receive no additional consideration;

  •
  Not be entitled to vote for matters other than those specified above, including other amendments to the Operating Agreement and director actions requiring the consent of members. These limitations on the voting rights of Class B members relative to Class A members may result in decreased value of the Class B Units relative to Class A Units;

  •
  Not be eligible to serve as the Company's tax matters member; and

  •
  Hold restricted securities which will require an appropriate exemption from registration to be eligible for transfer.

Effects of the Reclassification Transaction on Affiliated and Unaffiliated Class C Members

        The reclassification transaction will have both positive and negative effects on the Class C members. All of these changes will affect affiliated and unaffiliated Class C members in the same way. The Board of Directors of WIE considered each of the following effects in determining to approve the reclassification transaction.

Benefits:

        As a result of the reclassification transaction, the Class C members will:

  •
  Realize the potential benefits of termination of registration of our Units, including reduced expenses as a result of no longer needing to comply with reporting requirements under the Exchange Act;

  •
  Be entitled to vote for amendments to the Operating Agreement that modify the rights of Class C Members, dissolution, merger and dispositions of all or substantially all the Company's assets and other matters that require a vote of at least a majority of the outstanding Units under Iowa law;

  •
  Be entitled to call meetings of members, but only if such action is taken by 20% of all outstanding Units;

  •
  Not be subject to ownership limitations;

  •
  Be entitled to transfer Class C Units without the approval of the Board of Directors, so long as either (i) the Class C Member transfers all such Class C Member's Class C Units to a single transferee, and following such transfer the transferee does not own or control more than 5% of the outstanding Class C Units, or (ii) the Class C Member transfers Class C Units to another Class C Member, and following such transfer the transferee does not own or control more than 5% of the outstanding Class C Units; and

  •
  Continue to hold an equity interest in WIE and share in our profits, losses and distributions on the same basis as our Class A members.

Detriments:

        As a result of the reclassification transaction, the Class C members will:

  •
  Be required to have their Units reclassified involuntarily as Class C Units, for which they will receive no additional consideration;

  •
  Not be entitled to vote for matters other than those specified above, including voting for directors, other amendments to the Operating Agreement and director actions requiring the consent of members. These limitations on the voting rights of Class C members relative to Class A members and Class B members may result in decreased value of the Class C Units relative to Class A Units and Class B Units;

  •
  Not be entitled to nominate persons to serve as directors, to propose amendments to the Operating Agreement or to serve as the Company's tax matters member; and

  •
  Hold restricted securities which will require an appropriate exemption from registration to be eligible for transfer.

Effects of the Reclassification Transaction on Affiliated Members

        In addition to the effects of the reclassification transaction on unit holders generally, which are described in the previous section, the reclassification transaction will have some additional effects on our directors and executive officers. As used in this proxy statement, the term "affiliated members" means any member who is a director or executive officer of WIE and the term "unaffiliated member" means any member other than an affiliated member.

        As a result of the reclassification transaction, our affiliated members will:

  •
  Have no further reporting obligations under the Exchange Act. After the reclassification transaction, our Units will not be registered under the Exchange Act. As a result, our executive officers, directors and other affiliates will no longer be subject to many of the reporting requirements and restrictions of the Exchange Act, and information about their compensation and Unit ownership will not be publicly available; and

  •
  Lose the availability of Rule 144. Because our Units will not be registered under the Exchange Act after the reclassification transaction and we will no longer be required to furnish publicly available periodic reports, our executive officers and directors will lose the ability to dispose of their Units under Rule 144 of the Securities Act of 1933, which provides a safe harbor for resales of securities by affiliates of an issuer.

Record and Beneficial Ownership of Membership Units of WIE

        It is important that our members understand how units that are held by them in "street name" will be treated for purposes of the reclassification transaction described in this Proxy Statement. Members who have transferred their units of WIE into a brokerage or custodial account are no longer shown on our membership register as the record holder of these Units. Instead, the brokerage firms or custodians typically hold all units of WIE that its clients have deposited with it through a single nominee; this is what is meant by "street name." If that single nominee is the Unit holder of record of 40 or more Units, then the Units registered in that nominee's name will be reclassified as Class A Units. At the end of this transaction, these beneficial owners will continue to beneficially own the same number of Units as they did at the start of this transaction. If you hold your Units in "street name," you should talk to your broker, nominee or agent to determine how they expect the reclassification transaction to affect you. Because other "street name" holders who hold through your broker, agent or nominee may have adjusted their holdings prior to the reclassification transaction, you may have no way of knowing how your Units will be reclassified in the transaction.

Interests of Certain Persons in the Reclassification Transaction

        Our directors and executive officers who are also members will participate in the reclassification transaction in the same manner and to the same extent as all of our other members. We anticipate that all of our directors and executive officers will own 40 or more units, and therefore will be Class A members, if the reclassification transaction is approved. Because of the voting restrictions placed on Class B and Class C units, the directors may experience a larger relative percentage of voting power than they previously held. This represents a potential conflict of interest because our directors unanimously approved the reclassification transaction and are recommending that you approve it. Despite this potential conflict of interest, the Board believes the proposed reclassification transaction is fair to all of our members for the reasons discussed in the Proxy Statement. Additionally, some of our directors beneficially own Units at the record holder level in increments of less than 40 Units (but more than 20 Units) (in addition to their holdings of 40 or more Units owned in another record name), and therefore will also be Class B members if the reclassification transaction is approved.

        The fact that each director's percentage ownership of Class A Units will increase relative to such director's percentage ownership of all Units prior to the reclassification transaction was not a consideration in the Board's decision to approve the reclassification transaction or in deciding its terms, including setting the 40 Class A Unit threshold. In this regard, the directors as a group will be treated exactly the same as other members. In addition, the Board determined that any potential conflict of interest created by the directors' ownership of our Class A Units is relatively insignificant. The increase in each director's percentage ownership of our Class A Units resulting from the reclassification transaction relative to such director's percentage ownership of all Units prior to the reclassification transaction is expected to be insignificant. As a group, as of the Record Date these directors and executive officers collectively beneficially held and had voting power over approximately 1,744 Units, or 6.6% of our Units. If the reclassification transaction is approved, our directors and executive officers would collectively hold and have voting power over approximately 11.1% of the Class A Units and 8.6% of the total Class A and Class B Units combined. This is very unlikely to have a practical effect on their collective ability to control the Company.

        Our Board of Directors was aware of the actual or potential conflicts of interest discussed above and considered them along with the other matters that have been described in this Proxy Statement under the captions "Special Factors—Background of the Reclassification Transaction" beginning on page 12, "Special Factors—Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation," beginning on page 15 and "Special Factors—Effects of the Reclassification Transaction on Members of WIE" beginning on page 27.

        Except as provided in this paragraph, none of our executive officers or directors has indicated to us that he or she intends to sell some or all of his Units or acquire Units during the period between the public announcement of the reclassification transaction and the effective date of the reclassification transaction. In addition, except as provided in this paragraph, none of these individuals has indicated his or her intention to divide his Units among different record holders, or combine his Units in the name of a single record holder, during the period between the public announcement of the reclassification transaction and the effective date of the reclassification transaction. Effective April 25, 2011, Dennis Mauser, Director and Treasurer, acquired 21 Units. Following this acquisition, he beneficially owns 246 Units. These 21 Units were inherited by Dennis Mauser and he paid no consideration for them. Also effective April 25, 2011, Brad Wilson, Chief Financial Officer, acquired 40 Units indirectly through his Roth IRA. Following this acquisition, he beneficially owns 40 Units. Of these 40 Units, 27 Units were acquired for a purchase price of $550 per Unit, and 13 Units were acquired for a purchase price of $750 per Unit.

Financing of the Reclassification Transaction

        We estimate that the reclassification transaction will cost approximately $150,000, consisting of professional fees and other expenses payable by or related to the reclassification transaction. See "Special Factors—Fees and Expenses" beginning on page 34 for a breakdown of the expenses associated with the reclassification transaction. We intend to pay the expenses of the reclassification transaction with working capital.

Material Federal Income Tax Consequences of the Reclassification Transaction

        The following is a summary of the U.S. federal income tax consequences of the Unit reclassification to the Company and to members of the Company who are U.S. holders (as defined below). The discussion does not purport to consider all aspects of U.S. federal income taxation that might be relevant to particular members. The discussion is based on current law, which is subject to change, possibly with retroactive effect. The discussion applies only to U.S. holders who hold Units as capital assets. This discussion does not apply to certain types of holders (such as U.S. holders who acquired Units under an employee benefit plan, insurance companies, tax-exempt organizations and retirement plans (including, without limitation, 401(k) plans), banks and other financial institutions, traders, broker-dealers, dealers in securities or foreign currencies, S corporations, partnerships or mutual funds, persons who hold or have held Units as part of a straddle or a hedge, integrated constructive sale or conversion transaction for tax purposes, persons subject to alternative minimum tax or persons with a functional currency other than the U.S. dollar) who may be subject to special rules. In addition, this discussion does not address the tax consequences to a member who, for U.S. federal income tax purposes, is not a U.S. holder. Any member who is not a U.S. holder may be subject to different tax consequences than those described below and is urged to consult its tax advisors regarding its tax treatment under U.S. and non-U.S. tax laws. This discussion does not address any state, local or foreign tax consequences of the reclassification of the Units.

        For purposes of this discussion, a "U.S. holder" is any individual, corporation, estate or trust that is a beneficial holder of a Unit and that is for U.S. federal income tax purposes:

  •
  an individual citizen or resident of the United States;

  •
  a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, that is created or organized under the laws of the United States or any political subdivision thereof;

  •
  an estate whose income is subject to U.S. federal income taxation regardless of its source; or

  •
  a trust (1) if a U.S. court is able to exercise primary supervision over the trust's administration and one or more U.S. persons have the authority to control all of the trust's substantial decisions or (2) which has made an election to be treated as a U.S. person.

        If a partnership or other pass-through entity holds Units, the tax treatment of a partner or owner of such partnership or other pass-through entity generally will depend upon the status of the partner or owner and the activities of the partnership or pass-through entity. Accordingly, we urge partnerships and other pass-through entities that hold Units and partners or owners in such partnerships or pass-through entities to consult their tax advisors regarding the tax consequences to them of the Unit reclassification.

Federal Income Tax Consequences to the Company

        The reclassification of Units pursuant to the adoption of the Second Amended and Restated Operating Agreement will likely be treated as a tax-free "recapitalization" for federal income tax purposes. As a result, we believe that the reclassification will not have any material federal income tax consequences to the Company. The Unit reclassification will not affect the status of the Company as a partnership for federal income tax purposes.

Federal Income Tax Consequences to Members

        The Unit reclassification will have the following federal income tax consequences for most members:

  •
  Members will not recognize any gain or loss as a result of the Unit reclassification regardless of whether their Units are reclassified as Class A Units, Class B Units or Class C Units;

  •
  Class A Members, Class B Members and Class C Members will have an adjusted tax basis in their Class A Units, Class B Units or Class C Units, as the case may be, immediately after the reclassification of Units equal to their adjusted tax basis in their original Units immediately before the reclassification, and their holding periods for their Class A Units, Class B Units or Class C Units, as the case may be, will include the period of time they held their original Units;

  •
  A holder of Class A Units, Class B Units or Class C Units will have a capital account balance as a member of the Company immediately after the reclassification in an amount equal to such holder's capital account balance immediately before the reclassification; and

  •
  There will be no effect on the allocation of profits or losses by the Company in the tax year in which the Unit reclassification is implemented or thereafter.

        The discussion of anticipated material United States federal income tax consequences of the reclassification transaction set forth above is based upon present law, which is subject to change possibly with retroactive effect. You should consult your tax advisor as to the particular federal, state, local, foreign and other tax consequences of the reclassification, in light of your specific circumstances.

 Appraisal and Dissenters' Rights

        Under Iowa law, you do not have appraisal rights in connection with the reclassification transaction. Moreover, pursuant to our current Operating Agreement, you have waived any dissenter's rights that may have otherwise been available. Other rights or actions under Iowa law or federal or state securities laws may exist for members who can demonstrate that they have been damaged by the reclassification transaction. Although the nature and extent of these rights or actions are uncertain and may vary depending upon facts or circumstances, member challenges to actions of the Company in general are related to the fiduciary responsibilities of limited liability company officers and directors and to the fairness of limited liability company transactions.

Regulatory Requirements

        In connection with the reclassification transaction, we will be required to make a number of filings with, and obtain a number of approvals from, various federal and state governmental agencies, including, complying with federal and state securities laws, which includes filing this Proxy Statement on Schedule 14A and a transaction statement on Schedule 13E-3 with the SEC.

Fees and Expenses

        We will be responsible for paying the reclassification transaction related fees and expenses, consisting primarily of fees and expenses of our attorneys, and other related charges. We estimate that our expenses will total approximately $150,000, assuming the reclassification transaction is completed. This amount consists of the following estimated fees:

Description	Amount
Legal fees and expenses	$100,000
Printing and mailing	$40,000
Miscellaneous	$10,000
Total	$150,000

THE SECOND AMENDED AND RESTATED OPERATING AGREEMENT

Overview of Amendments Regarding Unit Reclassification

        The Company is organized as an Iowa limited liability company. As such, the principal document establishing the rights and duties of the members of the Company, the provisions under which the Company is governed and operated, the methods used to allocate our profits and losses and maintain members' capital accounts, the timing and manner in which cash distributions are made to investors, the limitations on members' ability to transfer their membership interests, the events causing the Company to dissolve and the actions to be taken in that event, along with a number of other matters, are set forth in a document called an operating agreement. The Company adopted the existing operating agreement, which is entitled the "Amended and Restated Operating Agreement," on January 31, 2005. The Amended and Restated Operating Agreement was amended pursuant to a First Amendment to Amended and Restated Operating Agreement on April 14, 2008. We refer to the Company's Amended and Restated Operating Agreement, as amended, as the "Operating Agreement" throughout this Proxy Statement. As the Company issued Units representing membership interests in the Company to persons admitted as members, each of those members became a party to the Operating Agreement and, as such, is bound by the terms of the Operating Agreement. Among other things, the current Operating Agreement provides that the interests of all members are designated by a single class of membership interest referred to as a "Unit." As a result, the rights and privileges of all members under the existing Operating Agreement are the same. The principal provisions of the Operating Agreement that relate to the rights and duties of the members and the characteristics of the Units are described below under "Description of Units—Terms of the Existing Units."

        The Unit reclassification would be implemented through a proposed group of interrelated amendments to the Company's Operating Agreement that, if adopted, will result in the existing single class of Units being divided into three separate classes of Units, which will be designated Class A Units, Class B Units and Class C Units, establish the distinct rights and obligations of these three classes of Units and provide how the existing class of Units will be reclassified as the new classes of Units. Under the Second Amended and Restated Operating Agreement, the existing Units will be renamed "Class A Units" and members receiving Class A Units will retain substantially the same rights and be subject to the same restrictions under the Second Amended and Restated Operating Agreement as they currently have as holders of the existing class of Units. However, the rights of members receiving Class B Units and Class C Units will change substantially and, among other things, they will have more limited voting rights and more limited rights to propose amendments to the Operating Agreement, nominate directors, call meetings of members and serve as the tax matters member than such rights they currently have as the holders of the existing Units. However, holders of Class B and Class C Units will be subject to less stringent requirements for the transfer of their Units if the Second Amended and Restated Operating Agreement is approved and adopted.

        The Unit reclassification will not change the rights of any member with respect to cash distributions, rights upon liquidation of the Company, or the allocation of Company profits and losses. Each class of Units created pursuant to the Unit reclassification will have the same right to receive cash distributions from the Company, if any, to receive Company assets upon liquidation of the

Company and to be allocated Company profits and losses, on a pro rata basis based on the number of Units held by a member. As a result, each class of Units created as a result of the Unit reclassification will have economic rights which are the same as the existing single class of Units. The specific rights and obligations of the Class A, Class B and Class C Units are described in more detail below under the headings "Description of Units—Terms of the Class A Units," "Description of Units—Terms of the Class B Units" and "Description of Units—Terms of the Class C Units."

Description of Amendments Regarding Unit Reclassification

        The Unit reclassification would be implemented through a proposed group of interrelated amendments to the Company's Operating Agreement that, if adopted, will result in the existing single class of Units being divided into three separate classes of Units, which will be designated Class A Units, Class B Units and Class C Units, to establish the distinct rights and obligations of these three classes of Units and to provide how the existing class of Units will be reclassified as the new classes of Units. Specifically, the amendments regarding the Unit reclassification consist of the following amendments to the Company's existing Operating Agreement:

  •
  the modification of the introductory language reflecting the fact that the members desire to amend and restate the Operating Agreement to, among other things, reclassify the Units into three separate classes;

  •
  the additions of definitions in Section 1.10 of "Class A Member," "Class A Unit," "Class A Unit Holder," "Class B Member," "Class B Unit," "Class B Unit Holder," "Class C Member," "Class C Unit" and "Class C Unit Holder" and modifications to the definitions of "Member," "Membership Register," "Unit," "Units," "Unit Holder" and "Unit Holders" to reflect the creation and distribution of three classes of Units among the holders of existing Units under the Second Amended and Restated Operating Agreement;

  •
  the addition of the definition of "Deferral Event" in Section 1.10 for use in Section 9.2 of the Second Amended and Restated Operating Agreement with respect to Permitted Transfers;

  •
  the modification in Section 5.1 to provide that only the consent of Class A Members is required for the amendment of that Section;

  •
  the modifications to Section 5.2 to provide that only Class A and Class B Members will have the right to take action with respect to a change in the number of directors making up the entire Board of Directors;

  •
  the changes in Section 5.3(a) that provide that only Class A and Class B Members will be entitled to vote for the election of the Company's directors;

  •
  the revisions to Section 5.3(b) that provide that director nominations may only be made by any Class A Member or by Class B Members who collectively hold an aggregate of not less than 10% of the then outstanding Class B Units and to make conforming changes to the nomination procedure;

  •
  the amendment to Section 5.7(a) to provide that the unanimous consent of only Class A Members is required to authorize directors to (i) cause or permit the Company to engage in any activity that is not consistent with the stated purposes of the Company, (ii) knowingly do any act in contravention of the Second Amended and Restated Operating Agreement or which would make it impossible to carry on the ordinary business of the Company, (iii) possess Company property, or assign rights in specific Company property, for other than a Company purpose, or (iv) voluntarily take any action that would cause a bankruptcy of the Company;

  •
  the modification in Section 5.7(b) to provide that only the consent of Class A Members holding a majority of Class A Units is required to authorize directors to take action with respect to

    (a) the issuance of any Units at a purchase price of less than $500, (b) the issuance of more than 35,000 total Units or (c) acquiring equity or debt securities of any director or affiliate of a director or making a loan to any such person;

  •
  the addition of Section 5.7(c) to provide that the consent of members holding a majority of all classes of Units is required to authorize directors to (i) cause the Company to merge or consolidate with or into another entity, (ii), cause the Company to sell, exchange or otherwise dispose of at one time all or substantially all of the Company's assets, except for a liquidating sale of such assets in connection with the dissolution of the Company, or (iii) take any other action that requires the consent of at least a majority of the then outstanding Units of all classes, voting as a single class, under the Iowa Revised Uniform Limited Liability Company Act;

  •
  the revisions of Section 6.1 to create Class A Units, Class B Units and Class C Units and specify the manner in which the existing Units are to be reclassified as the three new classes of Units;

  •
  the addition of new Section 6.2 which summarizes the rights, privileges and limitations of the Class A Units, Class B Units and Class C Units. In addition, Section 6.2(a)(vii) contains the limitation on total ownership of Company Units (previously found in Section 6.16 of the Operating Agreement as a limit of 49% of all Units and applicable to all members) to provide that only Class A Members are limited to owning no more than 40% of the issued and outstanding Units of all classes, except if a Class A Member exceeds this percentage limitation due to a reduction in the number of issued and outstanding Units as a result of a redemption of Units;

  •
  the addition of new Section 6.2(d) that provides that the Company will have no authority to permit the issuance, conversion or transfer of any Units if it will result in the number of Class A Unit Holders being greater than 299, or the number of Class B or Class C Unit Holders being greater than 499 in each case;

  •
  the modification to Section 6.3 to provide, among other things, that no person shall become a Class A Member without the prior approval of the Board of Directors, but the admission of a Class B or Class C Member acquiring Units in a Permitted Transfer shall not require such approval and various conforming changes;

  •
  the modification to Section 6.6 to provide that only Class A Members representing an aggregate of not less than 10% of the outstanding Units, Class B Members representing an aggregate of not less than 15% of the outstanding Units or Class C Members representing an aggregate of not less than 20% of the outstanding Units may call a meeting of the members;

  •
  the modification to Section 6.8 to provide that notice of each meeting of members shall be provided to every member, whether or not such member is entitled to vote at such meeting;

  •
  the modification to Section 6.9 to provide that the quorum for any meeting is established by the presence, in person or by proxy, of at least 25% of the Units held by members actually entitled to vote on the matters being considered rather than at least 25% of the outstanding Units;

  •
  the modification to Section 6.10 to provide that action by members is taken by the members holding a majority of the Units represented at the applicable member meeting and entitled to vote on the matter, unless the vote of a greater or lesser proportion or number is otherwise required by the Second Amended and Restated Operating Agreement;

  •
  the modification to Section 7.4 to provide that only a Class A Member is eligible to be designated as the Company's tax matters member;

  •
  the revisions to Section 8.1 that provide that (i) amendments to the Operating Agreement may be proposed only by any Class A Member or by Class B Members owning an aggregate of not less than 10% of the then outstanding Class B Units, (ii) that amendments to the Operating Agreement must be approved by a majority of the Class A Units represented at a member meeting, except as provided otherwise in the Second Amended and Restated Operating Agreement, and (iii) that Class B and Class C Members are not entitled to vote on amendments to the Operating Agreement other than those that alter the rights, privileges and obligations associated with their class of Units or which adversely affect their limited liability or economic interest in the Company;

  •
  all of the revisions to Section 9 relating to the process that members must follow in order to transfer their Units. In general, Section 9, as amended in the Second Amended and Restated Operating Agreement, provides as follows:

  (i)
  Any transfer of a Unit of any class (including pledges of or other encumbrances on Units) must be made in compliance with the provisions of Section 9 applicable to that class of Unit and any purported transfer of Units that does not comply with Section 9 will be null and void and of no force or effect whatsoever. The Company will require that certain basic identifying information about the transferor and transferee be supplied to the Company and may require the transferring parties to pay the costs incurred by the Company to effect the transfer. The Company may also require an opinion regarding compliance with applicable securities laws;

  (ii)
  Except for "Permitted Transfers," all transfers of Class A Units require the prior approval of the Board of Directors, which the Directors may grant or withhold in their sole discretion for any reason;

  (iii)
  A transfer of Class B Units or Class C Units is included in the definition of "Permitted Transfer" so long as either (i) the transferor is transferring all such transferor's Class B Units or Class C Units, as applicable, to a single transferee and following such transfer, the transferee does not own or control more than 5% of the outstanding Class B Units or Class C Units, or (ii) the transferor is transferring Units to a member holding the same class of Units and following such transfer, the transferee does not own or control more than 5% of the outstanding Class B Units or Class C Units. As such, no approval for the transfer of Class B Units or Class C Units is generally required from the Board of Directors;

  (iv)
  Permitted Transfers will be recognized by the Company upon the submission of written notice of the transfer to the Secretary of the Company (and the other items described in item (i) above, if needed) at least five business days prior to the effective date of the transfer. The Company will automatically recognize a Permitted Transfer on the first day of the month following receipt of these items, subject only to a limited right to defer recognition of the transfer if necessary to (a) prevent the termination of the Company within the meaning of Section 708 of the Code, (b) avoid the Company being treated as a "publicly traded partnership" within the meaning of Section 7704(b) of the Code or otherwise affecting the status of the Company as a partnership for income tax purposes or (c) not cause the application of the rules of Sections 168(g)(1)(B) and 168(h) of the Code or similar rules to apply to the Company (each, a "Deferral Event"). If a Transfer of Units is so delayed, the Company will recognize the Permitted Transfer on the first practicable date on which the Permitted Transfer can be made, in the opinion of Company counsel, without causing a Deferral Event; and

  (v)
  Other "Permitted Transfers" relating to Class A Units consist of transfers (a) by operation of law or judicial decree to the transferor's administrator, executor or guardian, or (b) to another Class A Member; and

  •
  the modification to Section 10.1 to provide that the Company shall dissolve and commence winding up upon the affirmative vote of the members holding a 75% supermajority of the Units represented by the Class A Units, Class B Units and Class C Units represented at any annual or special meeting, voting together as a single class, among other events.

  •
  various minor conforming changes to other Sections of the Operating Agreement consisting of all other revisions to the Operating Agreement other than those specifically described above or described below under "The Second Amended and Restated Operating Agreement—Description of Other Amendments."

Overview of Other Amendments

        The proposed amendments to the Operating Agreement also contain certain changes unrelated to the Unit reclassification. Some of these changes are related to the State of Iowa's adoption of the Revised Uniform Limited Liability Company Act (the "Revised Act"), to which the Company became subject as of January 1, 2011. These changes include defining the scope of our directors' fiduciary duties as permitted by the Revised Act and amending the events for which indemnification of our directors and officers is not permitted so that such events mirror the provisions of the Revised Act. In addition to amendments relating to the Revised Act, the proposed amendments also contain other changes to the current Operating Agreement that the Board has considered and deemed advisable, such as updating member notice requirements to permit notices to members, including notices of member meetings, to be made by email if a member provides an email address in writing to the company. The amendments to the Operating Agreement unrelated to the Unit reclassification are discussed in more detail in the section that follows, "Second Amended and Restated Operating Agreement—Description of Other Amendments."

Description of Other Amendments

        The amendments to the Operating Agreement, other than those regarding the Unit reclassification discussed above under "Second Amended and Restated Operating Agreement—Description of Amendments Regarding Unit Reclassification," consist of the following:

  •
  the modification to Section 1.1, reciting that as of January 1, 2011, the Company became subject to the Revised Act;

  •
  the modification to Section 1.4 to update the Company's principal place of business;

  •
  the modification to Section 1.5 to remove the reference to the Company's Articles of Organization and to provide that the Company has a perpetual duration. Pursuant to the Revised Act, Iowa limited liability companies no longer file "Articles" of Organization, but instead file a "Certificate" of Organization. However, for existing limited liability companies, a company's current Articles of Organization are deemed to be the company's Certificate of Organization; therefore, the Company has not filed, and is not proposing to file, an amended and restated Certificate of Organization. However, the Company is mirroring in the Second Amended and Restated Operating Agreement all language set forth in the Company's Articles/Certificate of Organization that is not already set forth in the Operating Agreement. In this case, that includes the fact that the Company's duration is perpetual;

  •
  the modification to Section 1.6 to update the address of the Company's registered agent;

  •
  the addition of the definition in Section 1.10 of "Certificate of Organization" due to the Revised Act's replacement of the concept of Articles of Organization with a Certificate of Organization, the corresponding deletion in Section 1.10 of "Articles" and conforming changes throughout the Second Amended and Restated Operating Agreement;

  •
  the modification of Section 1.10 to the definition of "Act" to reflect that the Company is now governed by the Revised Act;

  •
  the modification of Section 1.10 to the definition of "Fiscal Year" to reflect that the Company's Fiscal Year begins on January 1 and ends on December 31;

  •
  the deletion in Section 1.10 of the terms "Facilities," "Liquidation Period" and "Securities Act" because such terms are no longer used in the Second Amended and Restated Operating Agreement;

  •
  the modification of Section 2.1 and Section 2.2 to provide that capital contributions and number of Units owned shall be set forth on the Membership Register, but shall no longer be set forth in an exhibit to the Second Amended and Restated Operating Agreement, and conforming changes throughout the Second Amended and Restated Operating Agreement;

  •
  the modification of Section 5.1 to specify that the Company shall be manager-managed for purposes of the Revised Act and to provide that the Company's directors shall be deemed to be the Company's managers for purposes of the Revised Act. Additionally, a sentence in Section 5.1 now mirrors a provision of the Company's Articles/Certificate of Organization by providing that no director, member, agent, employee, or any other person has any power or authority to bind the Company in any way except as may be expressly authorized by, or unless authorized to do so by the Directors as provided in, the Second Amended and Restated Operating Agreement;

  •
  the modification of Section 5.3(a) to delete obsolete language regarding the initial directors of the Company, the initial election and classification of directors of the Company and restrictions on director voting by persons with the right to appoint a director. Pursuant to Section 5.3, the names of the directors and the expiration of their terms, as of the effective date of the Second Amended and Restated Operating Agreement, is set forth on an exhibit to the Second Amended and Restated Operating Agreement;

  •
  the modification of Section 5.3(b) to delete the provision requiring any amendment or repeal of the section or the adoption of a provision inconsistent therewith to require the approval of a majority of all Units. With the deletion of this provision, the amendment of this section will be subject to amendment on the same basis as any other section of the Second Amended and Restated Operating Agreement;

  •
  the deletion of Section 5.3(c) regarding special rights of director appointment by members owning a certain threshold of Units purchased in the Company's initial registered offering and conforming changes throughout the Second Amended and Restated Operating Agreement. This section became obsolete because no member held such a special right of appointment;

  •
  the modification of Section 5.5(o) to include within the scope of indemnification employees and agents in order to mirror a provision of the Company's Articles/Certificate of Organization;

  •
  the modification of Section 5.7(b) to delete from the list of items requiring member consent the confession of a judgment against the Company in an amount in excess of $500,000. Pursuant to this modification, the directors will have the authority to confess a judgment against the Company in any amount (subject to applicable fiduciary duties);

  •
  the modification of Section 5.7(b) to increase the number of Units that may be issued without member consent from 27,000 to 35,000. The Company currently has 26,447 Units outstanding. This increase in the number of Units that may be issued will provide the directors with flexibility to raise additional capital without seeking member approval to do so;

  •
  the modification of Section 5.7 to provide that in the event the Revised Act requires member consent, the default voting threshold is a majority of the Units constituting a quorum represented at meeting of the members, rather than a majority of all Units;

  •
  the modification of Section 5.12 to specify that directors may rely in good faith upon the records of the Company and upon opinions, reports, statements and other information presented to the Company by any person as to matters the directors reasonably believe are within that other person's competence, including opinions, reports, statements or other information pertaining to the value and amount of the assets, liabilities, profits or losses of the Company or any other facts pertinent to the net worth of the Company when deciding the amount of distributions that the Company may properly make;

  •
  the modification of Section 5.12 to provide (i) that the directors may rely on Section 5.12 and Section 1.9 to determine what duties (including fiduciary duties) they may have to the Company or any member or other person who is a party to the Second Amended and Restated Operating Agreement and the directors' compliance with those duties, and (ii) that the provisions of the Second Amended and Restated Operating Agreement (including Section 5.12 and Section 1.9), replace, eliminate and otherwise supplant those duties (including fiduciary duties) and liabilities that the directors might otherwise have. Pursuant to the Revised Act, an Iowa limited liability company such as the Company may in its operating agreement alter, restrict or in some cases eliminate the fiduciary duties to which directors are subject, so long as not manifestly unreasonable. The Company's directors believe that it is in the best interests of the Company to specifically define the scope of directors' fiduciary duties pursuant to this modification to Section 5.12;

  •
  the modification of Section 5.18 to include the Chief Executive Officer as a delegating officer;

  •
  the modification of Section 5.20 to change the items for which indemnification may not be provided in order to mirror the corresponding provisions of the Revised Act;

  •
  the modification of Section 5.20 to mirror a provision in the Company's Articles/Certificate of Organization that provides that the rights and authority conferred in this section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Organization, agreement, vote of members or disinterested director(s), the Second Amended and Restated Operating Agreement, or otherwise. Another added provision mirroring the Company's Articles/Certificate of Organization provides that any repeal or amendment of this section shall not adversely affect any right or protection of any person existing at the time of such repeal or amendment.

  •
  the modification of Section 6.4 to add a provision clarifying that a member is not an agent of the Company for purposes of its business or affairs or otherwise;

  •
  the modification of Section 6.12 to provide that members do not have the right to dissociate as members of the Company and to provide that a wrongful dissociation shall result in the termination of a member's membership. "Dissociation" is a new concept introduced in the Revised Act, although it is similar to the concept of withdrawal under the former statute applicable to Iowa limited liability companies.

  •
  the addition of new Section 6.16 to provide that the Company shall not have fractional Units, unless consent is obtained from 75% of all directors;

  •
  the modification of Section 7.3 to provide that the Company shall "make available," rather than "provide" certain financial statements, to allow for flexibility in the manner that such financial statements are communicated to members;

  •
  the addition of new Section 8.1(d) to clarify that duly adopted amendments to the Second Amended and Restated Operating Agreement will be binding on all members without the need for signature or other acknowledgment of such amendment by or on behalf of any member;

  •
  the modification of Section 9.3 to provide that the Company may retain distributions payable with respect to any Units transferred or attempted to be transferred to recover any damages caused to the Company pursuant to an unpermitted transfer of Units;

  •
  the modification of Section 9.5 to revise the legend to be placed on certificates evidencing ownership to provide that Units may not be transferred in the absence of an opinion of counsel that a Unit transaction is exempt from registration under the Securities Act of 1933, as an alternative to effective registration under the Securities Act of 1933;

  •
  the modification of Section 9.6 to clarify that distributions payable with respect to transferred Units shall be made to the holder of such Units as of the record date of the distribution and to provide that the directors shall not incur liability for making allocations and distributions in accordance with the provisions of this section;

  •
  the modification of Section 10.2 to provide that the Second Amended and Restated Operating Agreement shall continue to be binding until all the Company's assets have been distributed following dissolution and a statement of dissolution has been filed (rather than the Articles of Organization being cancelled) as provided in the Revised Act. Additionally, this section modifies the provisions regarding the application and distribution of the Company's assets following dissolution in order to mirror the provisions of the Revised Act;

  •
  the modification of Section 11.1 to provide that notices sent pursuant to the Second Amended and Restated Operating Agreement, including notices of member meetings, are deemed to have been given upon deposit in the United States mail, rather than upon actual receipt. Additionally, this section now also permits providing notices by e-mail or other electronic transmission, if the person to whom such a notice is sent has provided their e-mail address in writing to the Company.

DESCRIPTION OF UNITS

Terms of the Existing Units

        Units represent an ownership interest in the Company. The holders of our Units are each a party to the Company's Operating Agreement, which establishes the rights and privileges associated with the Units. Under the current Operating Agreement, there is only one class of Units and all members have identical rights and privileges.

        Our current Operating Agreement provides that members have the following rights:

  •
  a right to receive pro rata distributions of cash if and when declared by the Board of Directors;

  •
  a right to a pro rata allocation of Company profits and losses;

  •
  a right to participate in the distribution of Company assets upon liquidation;

  •
  a right to vote with respect to the election of directors which right does not include the right to cumulate votes;

  •
  a right to nominate persons to serve as directors as long as members owning not less than 5% of the outstanding Units petition for such a nominee together;

  •
  a right to vote with respect to authorizing the Board to take certain actions, including (a) a merger or consolidation of the Company, (b) a sale of all or substantially all of the Company's assets, (c) the issuance of any Units at a purchase price of less than $500 per Unit, (d) the issuance of more than 27,000 total Units (e) a confession of a judgment against the Company in excess of $500,000, and (f) an acquisition by the Company of any equity or debt securities of a director or an affiliate of a director, or a loan by the Company to a director or an affiliate of a director;

  •
  a right to propose amendments to the Operating Agreement and a right to vote with respect to the adoption of such proposed amendments;

  •
  a right to call a special meeting of the members as long as members owning not less than 30% of the outstanding Units make such request together;

  •
  a right to access and copy (i) a member list, (ii) a list of directors, (iii) the Company's Articles/Certificate of Organization and any related powers of attorney, (iv) the Company's tax or information returns for the preceding six years, (v) the Company's Operating Agreement, as amended, and any related powers of attorney, and (vi) the Company's financial statements for the preceding six years;

  •
  a right to receive audited annual financial statements for the Company and annual income tax information; and

  •
  a right to be eligible to serve as the Company's tax matters member.

        On the other hand, our current Operating Agreement imposes certain restrictions on the rights of the members of the Company, which restrictions include the following:

  •
  restrictions limiting the ability of members to sell, assign, transfer, pledge or otherwise convey their Units, except for permitted transfers consisting of transfers:

  (i)
  by operation of law or judicial decree to the transferor's administrator or trustee;

  (ii)
  without consideration to a trust established for the descendants or spouse of the transferor;

  (iii)
  to another member or an affiliate or related party of another member; or

  (iv)
  to an affiliated or related party of the transferor.

    These restrictions include a requirement that any transfer of Units other than a permitted transfer be approved in advance by the Board of Directors in its sole discretion. Certificates issued to evidence Units include a restrictive legend that notes these limitations on the ability of a member to transfer the Units; and

  •
  a limitation on the total ownership of Units by any one member to not more than 49% of the total Units outstanding.

Terms of the Class A Units

        If the Company's members vote to approve and adopt the Second Amended and Restated Operating Agreement, the existing Units held by members owning 40 or more Units on the effective date of the Second Amended and Restated Operating Agreement will be reclassified as "Class A Units." Members holding Class A Units will be referred to as "Class A Members." The rights and privileges of the Class A Members will be substantially the same as those associated with the existing Units and will be set forth in the Second Amended and Restated Operating Agreement, the form of which is attached as Exhibit C to this Proxy Statement. The following is a summary of the material rights and privileges of the Class A Members. However, this is a summary only and does not purport to be a complete description of the terms of the Second Amended and Restated Operating Agreement. We urge you to review the entire Second Amended and Restated Operating Agreement prior to returning your proxy.

        Cash Distributions.    Class A Members will be entitled to receive distributions of Company cash and other property as and when declared by the Board of Directors. A Class A Member will share in such distribution on a pro rata basis with all other members of the Company based on the number of Class A Units such Class A Member holds on the record date established for purposes of such distribution.

        Profits and Losses.    Class A Members will be entitled to share in the profits and losses of the Company on a pro rata basis, subject to certain technical adjustments described in the Second Amended and Restated Operating Agreement designed to ensure the Company complies with U.S. Treasury regulations applicable to entities treated as partnerships for federal income tax purposes.

        Rights upon Liquidation.    Upon liquidation of the Company, a Class A Member will be entitled to participate in the distribution of Company assets remaining after the satisfaction of all Company debts and the establishment of any reserves for contingencies first to the extent of the positive balance, if any, of the Class A Member's capital account and then pro rata with all other members of the Company based on the number of Class A Units such Class A Member holds.

        Voting Rights.    Class A Members will be entitled to vote on all matters for which member approval is required under our Second Amended and Restated Operating Agreement or Iowa law. This includes the right to vote for the election of directors; a right to vote with respect to (a) the issuance of any Units at a purchase price of less than $500 per Unit, (b) the issuance of more than 35,000 total Units, or (c) acquiring equity or debt securities of any director or affiliate of a director or making a loan to any such person; a right to vote with respect to any future amendments to the Second Amended and Restated Operating Agreement; and the right to vote with respect to the merger, dissolution or sale of all or substantially all the assets of the Company or any other matters that require a vote of at least a majority of the outstanding Units under Iowa law. Any amendment to the Second Amended and Restated Operating Agreement must be approved by a majority of the Class A Units represented at a meeting of the members. Class A Members are entitled to one vote per Class A Unit held on each matter submitted to a vote of the Class A Members. There is no right to cumulate votes with respect to any matter, including the election of directors.

        Proposal of Amendments.    Any Class A Member will be entitled to propose amendments to the Company's Second Amended and Restated Operating Agreement.

        Nomination of Directors.    Any Class A Member will be entitled to nominate persons to serve on the Board of Directors. In order to nominate a person to be a director, a Class A Member must provide written notice of such nomination to the Company's Secretary not less than 60 days nor more than 90 days prior to the Company's next annual meeting of members and include in such notice certain specified information regarding the nominating Class A Member and the person being nominated to serve on the Board of Directors, including information relating to all arrangements or understandings between the nominating Class A Member and the person being nominated and any other person or persons pursuant to which the nomination was made.

        Call Members' Meetings.    Class A Members holding in the aggregate at least 10% of the total outstanding Units of all classes will be entitled to require the Board of Directors to call a special meeting of the members by making a written demand to the Board of Directors.

        Transferability.    Class A Members will be subject to restrictions on their ability to sell, assign, pledge or otherwise convey Class A Units that are substantially similar to the restrictions applicable to the existing Units. Accordingly, except for Permitted Transfers, Class A Units may not be transferred without the prior approval of the Board of Directors, which may be withheld in the Board's sole discretion. A Class A Member must submit a written application for the transfer of any Class A Units, other than Permitted Transfers, to the Board of Directors in such form as the Board determines to be appropriate from time to time. If the Board of Directors approves a transfer, the transfer will be recognized and effective as of the first day of the calendar month following the calendar month during which the Board of Directors approves the transfer. Unless otherwise provided in its action to approve a transfer, such approval of a transfer shall also operate as the Board's approval of the admission of the transferee as a Class A Member of the Company. The Board may withhold approval for any reason, and will not approve a transfer of Class A Units in the event the transfer would result in the number of record holders of Class A Units exceeding 299, or as otherwise required to avoid the Company's reporting obligations under the Securities Exchange Act of 1934, or if the transfer would change the federal income tax treatment of the Company.

        Permitted Transfers with respect to Class A Units will consist of transfers:

  (i)
  to the member's administrator, executor or guardian to whom such Units are transferred involuntarily by operation of law or judicial decree; or

  (ii)
  to any other Class A Member.

        Inspection Rights.    Any Class A Member or the designated representative of such Class A Member will have reasonable access during normal business hours to the information and documents kept by the Company pursuant to Section 7.1 of the Second Amended and Restated Operating Agreement for purposes reasonably related to such Class A Member's interest in the Company, subject to the safety, security and confidentiality procedures and guidelines that may be established by the Company. Class A Members may, for proper purposes, inspect and copy (i) a member list, (ii) a list of directors, (iii) the Company's Certificate of Organization and any related powers of attorney, (iv) the Company's tax or information returns for the preceding six years, (v) the Second Amended and Restated Operating Agreement, as amended, and any related powers of attorney, and (vi) the Company's financial statements for the preceding six years.

        Maximum Ownership Limitations.    A Class A Member may not directly or indirectly own or control more than 40% of the issued and outstanding Units at any time, unless such Class A Member's ownership percentage exceeds 40% due solely to the redemption of previously outstanding Units. For purposes of this provision, Units under indirect ownership or control by a Class A Member shall include Units owned or controlled by such member's related parties, subsidiaries and affiliates. If any Units are issued or transferred, whether through a sale, conversion or otherwise (but not by redemption), which issuance or transfer results in a Class A Member owning or controlling more than 40% of the issued and outstanding Units, such issuance or Transfer shall be deemed to be null and void and of no force or effect.

        Tax Matters Member.    Only a Class A Member shall be eligible to serve as the Company's tax matters member which is the "tax matters partner" described in Section 6231 of the Internal Revenue Code. A tax matters partner is designated by a partnership to represent it before the Internal Revenue Service in all tax matters for a specific taxable year. The Company is treated as a partnership for federal income tax purposes and the Board of Directors designates the tax matters member.

Terms of the Class B Units

        If the Company's members vote to approve and adopt the Second Amended and Restated Operating Agreement, a new class of Units will be created and designated as "Class B Units." The existing Units will be reclassified as Class B Units with respect to each member who is the record holder of at least 21 but no more than 39 Units on the effective date of the Second Amended and Restated Operating Agreement. Such members will be referred to as "Class B Members." The rights and privileges of the Class B Members will be set forth in the Second Amended and Restated Operating Agreement. These rights and privileges will be materially different from the rights and privileges of the existing Units. The following is a summary of the material rights and privileges of the Class B Members. However, this is a summary only and does not purport to be a complete description of the terms of the Second Amended and Restated Operating Agreement. We urge you to review the entire Second Amended and Restated Operating Agreement prior to returning your proxy.

        Cash Distributions.    Class B Members will be entitled to receive distributions of Company cash and other property as and when declared by the Board of Directors. A Class B Member will share in such distribution on a pro rata basis with all other members of the Company based on the number of Class B Units such Class B Member holds on the record date established for purposes of such distribution.

        Profits and Losses.    Class B Members will be entitled to share in the profits and losses of the Company on a pro rata basis, subject to certain technical adjustments described in the Second Amended and Restated Operating Agreement designed to ensure the Company complies with U.S. Treasury regulations applicable to entities treated as partnerships for federal income tax purposes.

        Rights upon Liquidation.    Upon liquidation of the Company, a Class B Member will be entitled to participate in the distribution of Company assets remaining after the satisfaction of all Company debts and the establishment of any reserves for contingencies first to the extent of the positive balance, if any, of the Class B Member's capital account and then pro rata with all other members of the Company based on the number of Class B Units such Class B Member holds.

        Voting Rights.    Class B Members will be entitled to vote only with respect to (i) the election of directors, (ii) amendments to the Second Amended and Restated Operating Agreement that modify the rights of the Class B Members and (iii) the merger, dissolution or sale of all or substantially all the assets of the Company or any other matters that require a vote of at least a majority of the outstanding Units under Iowa law. Any amendment to the Second Amended and Restated Operating Agreement that would modify the rights of Class B Members must be approved by a majority of the Class A Units represented at a meeting of the members and by a separate majority of the Class B Units represented at a meeting of the members. Class B Members will not be authorized to vote on any other amendments to the Second Amended and Restated Operating Agreement that may be proposed in the future or any other matter brought to a vote of the members. Class B Members are entitled to one vote per Class B Unit held on each matter submitted to a vote of the Class B Members. There is no right to cumulate votes with respect to any matter, including the election of directors.

        Proposal of Amendments.    Class B Members holding in the aggregate at least 10% of the outstanding Class B Units will be entitled to propose amendments to the Company's Second Amended and Restated Operating Agreement.

        Nomination of Directors.    Class B Members holding in the aggregate at least 10% of the outstanding Class B Units will be entitled to nominate persons to serve on the Board of Directors. In order to nominate a person to be a director, the Class B Members must provide written notice of such nomination to the Company's Secretary not less than 60 days nor more than 90 days prior to the Company's next annual meeting of members and include in such notice certain specified information regarding the nominating Class B Members and the person being nominated to serve on the Board of Directors, including information relating to all arrangements or understandings between the nominating Class B Members and the person being nominated and any other person or persons pursuant to which the nomination was made.

        Call Members' Meetings.    Class B Members holding in the aggregate at least 15% of the total outstanding Units of all classes will be entitled to require the Board of Directors to call a special meeting of the members by making a written demand to the Board of Directors.

        Transferability.    Any sale, assignment, pledge or other conveyance of Class B Units will be treated as "Permitted Transfers" under the Second Amended and Restated Operating Agreement, as long as either (i) the transferor is transferring all such transferor's Class B Units to a single transferee and following such transfer, the transferee does not own or control more than 5% of the outstanding Class B Units, or (ii) the transferor is transferring Class B Units to a Class B Member and following such transfer, the transferee does not own or control more than 5% of the outstanding Class B Units. As such, no approval for the transfer of Class B Units or the admission of the transferee as a Class B Member is generally required from the Board of Directors. In order to transfer Class B Units in a Permitted Transfer, a Class B Member must only provide a written notice of the transfer to the Secretary of the Company (along with certain basic identifying information about the transferor and transferee) at least five business days prior to the effective date of the transfer. The Company may request that the transferring parties pay any costs associated with the transfer and may require an opinion regarding compliance with applicable securities laws, but otherwise will automatically recognize a transfer of a Class B Unit in a Permitted Transfer on the first day of the month following receipt of these items, subject only to a limited right to defer recognition of the transfer if necessary to (a) prevent the termination of the Company within the meaning of Section 708 of the Code, (b) avoid the Company being treated as a "publicly traded partnership" within the meaning of Section 7704(b) of the Code or otherwise affecting the status of the Company as a partnership for income tax purposes or (c) not cause the application of the rules of Sections 168(g)(1)(B) and 168(h) of the Code or similar rules to apply to the Company (each, a "Deferral Event"). If a Transfer of Class B Units in a Permitted Transfer is so delayed, the Company will recognize the transfer on the first practicable date on which the transfer can be made, in the opinion of Company counsel, without causing a Deferral Event.

        Inspection Rights.    Any Class B Member or the designated representative of such Class B Member will have reasonable access during normal business hours to the information and documents kept by the Company pursuant to Section 7.1 of the Second Amended and Restated Operating Agreement for purposes reasonably related to such Class B Member's interest in the Company, subject to the safety, security and confidentiality procedures and guidelines that may be established by the Company. Class B Members may, for proper purposes, inspect and copy (i) a member list, (ii) a list of directors, (iii) the Company's Certificate of Organization and any related powers of attorney, (iv) the Company's tax or information returns for the preceding six years, (v) the Second Amended and Restated Operating Agreement, as amended, and any related powers of attorney, and (vi) the Company's financial statements for the preceding six years.

        Maximum Ownership.    Class B Members will not be subject to any limitation on their maximum ownership of Units.

        Tax Matters Member.    A Class B Member will not be eligible to serve as the Company's tax matters member.

Terms of the Class C Units

        If the Company's members vote to approve and adopt the Second Amended and Restated Operating Agreement, a new class of Units will be created and designated as "Class C Units." The existing Units will be reclassified as Class C Units with respect to each member who is the record holder of 20 or fewer Units on the effective date of the Second Amended and Restated Operating Agreement. Such members will be referred to as "Class C Members." The rights and privileges of the Class C Members will be set forth in the Second Amended and Restated Operating Agreement. These rights and privileges will be materially different from the rights and privileges of the existing Units.

The following is a summary of the material rights and privileges of the Class C Members. However, this is a summary only and does not purport to be a complete description of the terms of Second Amended and Restated Operating Agreement. We urge you to review the entire Second Amended and Restated Operating Agreement prior to returning your proxy.

        Cash Distributions.    Class C Members will be entitled to receive distributions of Company cash and other property as and when declared by the Board of Directors. A Class C Member will share in such distribution on a pro rata basis with all other members of the Company based on the number of Class C Units such Class C Member holds on the record date established for purposes of such distribution.

        Profits and Losses.    Class C Members will be entitled to share in the profits and losses of the Company on a pro rata basis, subject to certain technical adjustments described in the Second Amended and Restated Operating Agreement designed to ensure the Company complies with U.S. Treasury regulations applicable to entities treated as partnerships for federal income tax purposes.

        Rights upon Liquidation.    Upon liquidation of the Company, a Class C Member will be entitled to participate in the distribution of Company assets remaining after the satisfaction of all Company debts and the establishment of any reserves for contingencies first to the extent of the positive balance, if any, of the Class C Member's capital account and then pro rata with all other members of the Company based on the number of Class C Units such Class C Member holds.

        Voting Rights.    Class C Members will be entitled to vote only with respect to (i) amendments to the Second Amended and Restated Operating Agreement that modify the rights of the Class C Members and (ii) the merger, dissolution or sale of all or substantially all the assets of the Company or any other matters that require a vote of at least a majority of the outstanding Units under Iowa law. Any amendment to the Second Amended and Restated Operating Agreement that would modify the rights of Class C Members must be approved by a majority of the Class A Units represented at a meeting of the members and by a separate majority of the Class C Units represented at a meeting of the members. Class C Members will not be authorized to vote with respect to the election of directors, on any other amendments to the Second Amended and Restated Operating Agreement that may be proposed in the future or any other matter brought to a vote of the members. Class C Members are entitled to one vote per Class C Unit held on each matter submitted to a vote of the Class C Members. There is no right to cumulate votes with respect to any matter. Even though Class C Members do not have the right to vote for directors, they will be entitled to receive notice of, and to attend, any meetings of the members.

        Proposal of Amendments.    Class C Members will not be entitled to propose amendments to the Company's Second Amended and Restated Operating Agreement.

        Nomination of Directors.    Class C Members will not be entitled to nominate persons to serve on the Board of Directors.

        Call Members' Meetings.    Class C Members holding in the aggregate at least 20% of the total outstanding Units of all classes will be entitled to require the Board of Directors to call a special meeting of the members by making a written demand to the Board of Directors.

        Transferability.    Any sale, assignment, pledge or other conveyance of Class C Units will be treated as "Permitted Transfers" under the Second Amended and Restated Operating Agreement, as long as either (i) the transferor is transferring all such transferor's Class C Units to a single transferee and following such transfer, the transferee does not own or control more than 5% of the outstanding Class C Units, or (ii) the transferor is transferring Class C Units to a Class C Member and following such transfer, the transferee does not own or control more than 5% of the outstanding Class C Units. As such, no approval for the transfer of Class C Units or the admission of the transferee as a Class C

Member is generally required from the Board of Directors. In order to transfer Class C Units in a Permitted Transfer, a Class C Member must only provide a written notice of the transfer to the Secretary of the Company (along with certain basic identifying information about the transferor and transferee) at least five business days prior to the effective date of the transfer. The Company may request that the transferring parties pay any costs associated with the transfer and may require an opinion regarding compliance with applicable securities laws, but otherwise will automatically recognize a transfer of a Class C Unit in a Permitted Transfer on the first day of the month following receipt of these items, subject only to a limited right to defer recognition of the transfer if necessary to (a) prevent the termination of the Company within the meaning of Section 708 of the Code, (b) avoid the Company being treated as a "publicly traded partnership" within the meaning of Section 7704(b) of the Code or otherwise affecting the status of the Company as a partnership for income tax purposes or (c) not cause the application of the rules of Sections 168(g)(1)(B) and 168(h) of the Code or similar rules to apply to the Company (each, a "Deferral Event"). If a Transfer of Class C Units in a Permitted Transfer is so delayed, the Company will recognize the transfer on the first practicable date on which the transfer can be made, in the opinion of Company counsel, without causing a Deferral Event.

        Inspection Rights.    Any Class C Member or the designated representative of such Class C Member will have reasonable access during normal business hours to the information and documents kept by the Company pursuant to Section 7.1 of the Second Amended and Restated Operating Agreement for purposes reasonably related to such Class C Member's interest in the Company, subject to the safety, security and confidentiality procedures and guidelines that may be established by the Company. Class C Members may, for proper purposes, inspect and copy (i) a member list, (ii) a list of directors, (iii) the Company's Certificate of Organization and any related powers of attorney, (iv) the Company's tax or information returns for the preceding six years, (v) the Second Amended and Restated Operating Agreement, as amended, and any related powers of attorney, and (vi) the Company's financial statements for the preceding six years.

        Maximum Ownership.    Class C Members will not be subject to any limitation on their maximum ownership of Units.

        Tax Matters Member.    A Class C Member will not be eligible to serve as the Company's tax matters member.

No Provision For Access to Company Files

        The Company has not made any provision to grant any unaffiliated members access to Company files or to obtain counsel or appraisal services at the Company's expense.

No Listing or Trading

        The Class A Units, Class B Units and Class C Units will not be eligible for listing on any securities exchange or traded on any automatic quotation system.

Timing of Adoption

        If our members approve and adopt the Second Amended and Restated Operating Agreement at the special meeting, the Board of Directors currently intends to implement the Unit reclassification as of the date of the special meeting. If the Second Amended and Restated Operating Agreement is not approved and adopted by the members at the special meeting, the members will continue to hold their existing Units and their rights as members of the Company will not be affected. In that case, the Company will remain subject to the SEC-reporting and other public company requirements.

 Deregistration of Units

        If our members approve and adopt the Second Amended and Restated Operating Agreement at the special meeting and the reclassification results in there being fewer than 300 holders of record of the Class A Units, we intend to deregister the Units under the Securities Exchange Act of 1934 as soon as practicable. As a result, the Company will no longer file periodic reports with the SEC. The Board of Directors may elect to defer the deregistration of Units to such time as it determines to be appropriate.

Surrender of Unit Certificates

        If our members approve and adopt the Second Amended and Restated Operating Agreement at the special meeting, the Company will promptly mail a letter of transmittal to each member of record as of the date of the special meeting along with instructions for its use in delivering certificates for existing Units to the Company in exchange for new certificates representing the Class A Units, Class B Units or Class C Units, as the case may be, to be issued in exchange for the certificates for existing Units held by such members. Upon receipt of a member's Unit certificates, together with a properly completed and executed letter of transmittal and any other documents specified in the instructions that the Company may reasonably require, we will deliver a certificate for an equal number of Class A Units, Class B Units or Class C Units, as the case may be, to the member surrendering such Unit certificate.

        If you do not hold the physical certificate for your Units, but instead hold your Units in "street name" with a broker or a bank, your broker or bank will be able to assist you in arranging to receive your new certificates.

        Prior to its surrender and exchange, your existing Unit certificate will be deemed to represent the class of Units issued to you as of the effective date of the Unit reclassification.

YOU SHOULD NOT RETURN UNIT CERTIFICATES WITH THE ENCLOSED PROXY.

Lost, Stolen or Destroyed Certificates

        If any certificate representing Units is lost, stolen or destroyed, the Company will deliver the certificates for Class A Units, Class B Units or Class C Units, as the case may be, without delivery of the a certificate representing existing Units if:

  •
  the member asserting the claim of a lost, stolen or destroyed certificate makes an affidavit of that fact; and

  •
  if requested, the member posts a reasonable indemnity or bond as security against any claim that may be made with respect to that certificate against the Company in the future.

Restrictive Legend

        The following legend will appear on each certificate issued to evidence a Class A Unit, Class B Unit or Class C Unit:

  THE TRANSFERABILITY OF THE MEMBERSHIP UNITS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED. SUCH UNITS MAY NOT BE SOLD, ASSIGNED, OR TRANSFERRED, NOR WILL ANY ASSIGNEE, VENDEE, TRANSFEREE OR ENDORSEE THEREOF BE RECOGNIZED AS HAVING ACQUIRED ANY SUCH UNITS FOR ANY PURPOSES, UNLESS AND TO THE EXTENT SUCH SALE, TRANSFER, HYPOTHECATION, OR ASSIGNMENT IS PERMITTED BY, AND IS COMPLETED IN STRICT ACCORDANCE WITH, THE TERMS AND CONDITIONS SET FORTH IN THE OPERATING AGREEMENT OF THE COMPANY AND AGREED TO BY EACH MEMBER.

  THE UNITS REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, OFFERED FOR SALE, OR TRANSFERRED IN ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND UNDER APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND UNDER APPLICABLE STATE SECURITIES LAWS.

THE SPECIAL MEETING

Date, Time and Place of Special Meeting

        The Board of Directors is asking for your proxy for use at a special meeting of the members of the Company to be held on [Day], [Date], 2011, at [time], central time, at the        ,            , Iowa, and at any adjournments or postponements of that meeting.

Matters to be Considered at the Special Meeting

        At the special meeting, you will be asked to vote on the approval and adoption of a Second Amended and Restated Operating Agreement for the Company.

        In addition, the Board of Directors is asking for your proxy to vote for any adjournment or postponement of the special meeting that may be necessary or appropriate for the purpose, among others, of soliciting additional proxies if there are not sufficient votes at the time of the special meeting to approve and adopt the Second Amended and Restated Operating Agreement.

Record Date

        You may vote at the special meeting if you were the record owner of Units at the close of business on [Date], 2011, which is the date of mailing of this notice of the special meeting and is therefore the record date for the special meeting established under Section 6.11 of the Operating Agreement (the "Record Date").

Quorum

        Section 6.9 of the Operating Agreement provides that the transaction of business at any meeting of the members requires the presence, in person or by proxy, of members owning not less than 25% of outstanding Units entitled to vote on the matters being considered at the meeting. However, because of the higher percentage vote required for the approval and adoption of the Second Amended and Restated Operating Agreement, no action may be taken with respect to the approval and adoption of the Second Amended and Restated Operating Agreement unless the special meeting is attended, in person or by proxy, by members owning at least a majority of all Units outstanding on the Record Date.

        If you return your proxy and do not revoke it before the special meeting, your Units will be counted for purposes of establishing a quorum at the special meeting even if you abstain from voting on any matter being considered at the special meeting. If a quorum is not present at the time and place scheduled for the special meeting, the members present at that time may reschedule the special meeting at a later date in order to give the Board of Directors additional time to solicit proxies for use at the Special Meeting. See "The Special Meeting—Authority to Adjourn Special Meeting to Solicit Additional Proxies" below.

 Voting

        At the close of business on the Record Date, there were 26,447 issued and outstanding Units held by approximately 746 record holders. Each outstanding Unit is entitled to one vote on each matter to be voted on at the special meeting. You may vote your Units in person by attending the special meeting or by returning a completed proxy to us. Even if you plan to attend the special meeting, we are asking you to return your proxy to us at this time to ensure that your Units are represented and voted at the special meeting if you are unable to attend. If a proxy is properly signed and submitted to us without voting instructions, the proxy will be voted "FOR" the approval and adoption of the Second Amended and Restated Operating Agreement and "FOR" any proposal to adjourn or postpone the special meeting, if necessary.

Revocation of Proxies

        You can revoke your proxy at any time before matters are voted on at the special meeting by:

  •
  delivering a written revocation of your proxy to the Company Secretary at our offices at 1220 S. Center Street, Wall Lake, Iowa 51466 on or before the business day prior to the special meeting;

  •
  delivering a later-dated and signed proxy to the Company Secretary at our offices at 1220 S. Center Street, Wall Lake, Iowa 51466 on or before the business day prior to the special meeting; or

  •
  attending the special meeting in person and notifying the Company Secretary that you will be voting in person rather than by proxy. Attendance at the special meeting will not, by itself, constitute a revocation of your proxy. If you attend the special meeting and wish to change a vote you have previously made by submitting a signed proxy, you must request a ballot and vote in person at the special meeting.

        Revoking a proxy will not affect a vote on any matter to be considered at the special meeting once the vote has been taken. If your Units are held in "street name," and you have instructed a broker to vote your Units, you will need to follow the directions received from your broker or other nominee holder about how to change those voting instructions.

Vote Required for Approval

        The approval and adoption of the Second Amended and Restated Operating Agreement requires the affirmative vote of members owning a majority of all Units outstanding as of the Record Date. The standard applicable to most amendments to our Operating Agreement is the affirmative vote of a majority of the Units present in person or represented by proxy at a meeting of the Company's members. However, the amendment of certain provisions of our Operating Agreement requires the affirmative vote of members owning a majority of all Units outstanding. Because the Company is proposing to amend these provisions pursuant to the adoption of the Second Amended and Restated Operating Agreement, the higher voting standard requiring the affirmative vote of members owning a majority of all Units is applicable. As a result, abstentions, failure to return a proxy and broker non-votes will have the same effect as a vote against the approval and adoption of the Second Amended and Restated Operating Agreement.

        The approval of the proposal to adjourn or postpone the special meeting, if necessary or appropriate, to solicit additional proxies requires the affirmative vote of a majority of the Units present in person or represented by proxy at the special meeting and entitled to vote, even if less than a quorum. Accordingly, abstentions and not voting at the special meeting will have no effect on the outcome of this proposal.

 Inspector of the Vote

        All votes taken at the special meeting will be tabulated by a Company employee or other person(s) who has been designated by the Board of Directors as the inspector(s) of the vote for the special meeting.

Anticipated Voting by Executive Officers and Directors

        On the Record Date, the directors and executive officers of WIE held the power to vote a total of 1,744 Units, which represents approximately 6.6% of the outstanding Units. We expect that all of these Units will be represented at the special meeting and that all of these Units will be voted in favor of the approval and adoption of the Second Amended and Restated Operating Agreement.

Effect of Abstentions and Broker Non-Votes

        If you return a proxy but fail to mark it to indicate your vote or abstention on a particular matter to be considered at the special meeting, the Board of Directors will be authorized to vote your proxy FOR such matter. If you mark contradicting choices on your proxy with respect to a matter to be considered at the special meeting so that it is unclear how you intended your proxy to be voted with respect to such matter, the Board of Directors will treat this as an abstention with respect to such matter.

        You may return your proxy marked to abstain from the vote on any matter to be considered at the special meeting or you may attend the special meeting and abstain from the vote on any such matter. Similarly, if your Units are held in "street name" by a broker, bank or other nominee holder and you fail to give your nominee holder specific instructions as to how you want your Units voted on the matters to be considered at the special meeting, your nominee may return your proxy to establish your presence for purposes of establishing a quorum, but may not vote your Units with respect to any matter being considered at the Special Meeting. This is referred to as a "broker non-vote."

        Because the approval and adoption of the Second Amended and Restated Operating Agreement requires the affirmative vote of members holding a majority of the Units outstanding as of the Record Date, the failure to return a proxy or an abstention or broker non-vote will have the same effect as a vote "against" the approval and adoption of the Second Amended and Restated Operating Agreement.

Authority to Adjourn Special Meeting to Solicit Additional Proxies

        Although it is not currently expected, the special meeting may be adjourned or postponed for the purpose of soliciting additional proxies if we have not received sufficient proxies to constitute a quorum or sufficient votes for the approval and adoption of the Second Amended and Restated Operating Agreement at the special meeting. Any adjournments or postponements may be made without notice, other than by an announcement at the special meeting, by affirmative vote of holders of a majority of the voting power present in person or represented by proxy at the special meeting, whether or not a quorum exists. In addition to voting on the approval and adoption of the Second Amended and Restated Operating Agreement, the Board of Directors is asking for your proxy to vote for any adjournment or postponement of the special meeting that may be necessary or appropriate for the purpose, among others, of soliciting additional proxies if there are not sufficient votes at the time of the special meeting to approve and adopt the Second Amended and Restated Operating Agreement. Our Board of Directors recommends that you vote "FOR" the adjournment or postponement of the special meeting for this purpose. If the special meeting is adjourned or postponed, the meeting may be later reconvened or held, as the case may be, at a date, time and place determined by the Chair of the special meeting, by announcement at the adjourned or postponed special meeting of such date, time and place.

 Other Matters

        The Board of Directors is not aware of any business to be brought before the special meeting other than the approval and adoption of the Second Amended and Restated Operating Agreement. However, if other matters are properly presented for a vote of members at the special meeting, your proxy will authorize the Board of Directors to vote your Units in accordance with their judgment with respect to those matters.

Solicitation of Proxies

        We are mailing this proxy material to our members on or about [Date], 2011. Solicitation of proxies for the special meeting will be made primarily by mail. Proxies for the special meeting may also be solicited on behalf of the Board of Directors by directors, officers and regular employees of the Company either in person or by telephone, facsimile or other means. These individuals will not receive any additional compensation for soliciting proxies for the special meeting, but may be reimbursed by the Company for any reasonable expenses incurred by them in connection with soliciting proxies.

Expenses of Solicitation

        The Company will bear all of the expenses of holding the special meeting, including expenses associated with the solicitation of proxies for use at the special meeting by the Board of Directors, along with the costs associated with amending the Operating Agreement, issuing new certificates to members for the new classes of Units created by the Unit reclassification if approved at the special meeting and preparing and filing documents with the SEC to deregister the Units if the record ownership of the Class A Units after the completion of the reclassification of Units allows the Company to do so. These costs are expected to consist primarily of professional fees and other expenses relating to preparing the Second Amended and Restated Operating Agreement and the proxy solicitation materials, printing and mailing costs of this Proxy Statement, expenses of holding the special meeting, and the cost of preparing and distributing replacement certificates for Units to reflect the new class designations of Units resulting from the Unit reclassification. These costs will include the cost of supplying necessary additional copies of the proxy solicitation material for beneficial owners of Units held of record by brokers, dealers, banks and voting trustees and their nominees and, upon request, the reasonable expenses of such record holders for completing the mailing of such material and report to such beneficial owners.

        We estimate that the expenses to be incurred by the Company relating to the amendments of the Operating Agreement will total approximately $150,000, which consists of the following:

Legal fees and expenses:	$100,000
Printing and mailing costs:	$40,000
Miscellaneous expenses:	$10,000
Total:	$150,000

        We intend to pay these expenses out of our working capital and do not expect the expenses related to the amendments to the Operating Agreement will have a material adverse effect on our liquidity, results of operations or cash flows.

FINANCIAL INFORMATION

Selected Historical Financial Data

        Set forth below is our selected historical financial information. The historical financial information was derived from the audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010, from the unaudited consolidated financial statements included in our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2011 and from other information and data contained in the Annual Report and Quarterly Report. The financial information that follows should be read in conjunction with the Annual Report and the Quarterly Report. Copies of the Annual Report and Quarterly Report and all of the financial statements and related notes contained in the Annual Report and Quarterly Report have been included as Exhibit D and Exhibit E, respectively, to this Proxy Statement and are delivered herewith to all members. In addition, a copy of the Annual Report and Quarterly Report and all of the financial statements and related notes contained in the Annual Report and Quarterly Report may also be obtained as set forth under the caption "Other Matters—Where You Can Find Additional Information."

 WESTERN IOWA ENERGY, LLC

BALANCE SHEETS

	March 31, 2011	December 31, 2010	December 31, 2009
	(Unaudited)	(Audited)	(Audited)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$300	$61,078	$300
Margin deposits	—	—	58,445
Accounts receivable:
Trade	951,399	248,928	—
Related parties	—	—	3,106,676
Other receivables	102,266	295,650	387,883
Incentive receivables	224,139	231,949	2,946,499
Inventory	6,702,440	2,612,016	383,528
Prepaid expenses and other assets	616,635	371,746	540,890

Total current assets	8,597,179	3,821,367	7,424,221

PROPERTY, PLANT AND EQUIPMENT
Land and land improvements	1,435,928	1,435,928	1,364,842
Office building and equipment	662,492	659,840	645,542
Plant and process equipment	33,946,685	33,938,749	33,854,309
Construction in progress	6,280	—	8,136

Total, at cost	36,051,385	36,034,517	35,872,829
Less accumulated depreciation	10,461,217	9,901,503	7,669,210

Total property, plant and equipment	25,590,168	26,133,014	28,203,619

OTHER ASSETS
Land options	—	—	596
Other investments	128,637	124,078	107,198
Loan origination fees, net of amortization	46,734	51,259	69,355

Total other assets	175,371	175,337	177,149

TOTAL ASSETS	$34,362,718	$30,129,718	$35,804,989

LIABILITIES AND MEMBERS' EQUITY
CURRENT LIABILITIES
Checks issued in excess of bank balance	$421,068	$—	$333,008
Accounts payable:
Trade	1,979,687	1,209,965	824,979
Related party	62,902	13,838	88,277
Current portion of long-term debt	252,222	259,722	2,459,722
Derivative instruments	—	—	2,587
Accrued interest	14,639	6,079	22,226
Accrued wages and benefits	133,722	61,651	107,664
Accrued payroll taxes	16,794	2,657	3,678
Accrued expenses—related party	—	—	103,537
Other current liabilities	29,774	25,434	46,304

Total current liabilities	2,910,808	1,579,346	3,991,982

LONG-TERM LIABILITIES
Long-term debt, less current portion above	6,309,444	2,195,000	3,262,222

Total liabilities	9,220,252	3,774,346	7,254,204

MEMBERS' EQUITY
Contributed capital	23,516,376	23,516,376	23,516,376
Retained earnings	1,626,090	2,838,996	5,034,409

Total members' equity	25,142,466	26,355,372	28,550,785

TOTAL LIABILITIES AND MEMBERS' EQUITY	$34,362,718	$30,129,718	$35,804,989

 WESTERN IOWA ENERGY, LLC

STATEMENTS OF OPERATIONS

	Three months ended March 31, 2011	Year ended December 31, 2010	Year ended December 31, 2009
REVENUES
Related parties	$—	$8,452,526	$43,123,269
Unrelated parties	8,886,323	2,706,459	—
Incentive funds	—	442,459	6,986,655

Total revenues	8,886,323	11,601,444	50,109,924

COST OF SALES	9,627,913	12,338,018	46,475,116

Gross profit (loss)	(741,590)	(736,574)	3,634,808

OPERATING EXPENSES
Consulting and professional fees	136,807	446,302	622,584
Office and administrative expenses	317,738	983,525	1,429,456

Total operating expenses	454,545	1,429,827	2,052,040

OTHER INCOME (EXPENSE)
Interest income	202	3,733	13,746
Interest expense	(37,376)	(98,997)	(322,698)
Grant income	—	—	231,525
Patronage dividends	20,403	66,252	116,734

Total other income (expense)	(16,771)	(29,012)	39,307

NET INCOME (LOSS)	$(1,212,906)	$(2,195,413)	$1,622,075

BASIC AND DILUTED EARNINGS (LOSS) PER UNIT	$(45.86)	$(83.01)	$61.33

WEIGHTED AVERAGE UNITS OUTSTANDING, BASIC AND DILUTED	26,447	26,447	26,447

Pro Forma Information

        Set forth below is our pro forma information showing the effect of the going private transaction on the Company's balance sheet, statement of operations, net income per Unit, and book value per Unit as of, and for the period ended, December 31, 2010.

Actual and Adjusted Balance Sheets

Western Iowa Energy, LLC

BALANCE SHEETS

	Actual December 31, 2010	Effect of Deregistration + or (-)	As Adjusted December 31, 2010
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$61,078	$253,000	$314,078
Accounts receivable:			0
Trade	248,928		248,928
Other receivables	295,650		295,650
Incentive receivables	231,949		231,949
Inventory	2,612,016		2,612,016
Prepaid expenses and other assets	371,746		371,746

Total current assets	3,821,367	253,000	4,074,367

PROPERTY, PLANT AND EQUIPMENT
Land and land improvements	1,435,928		1,435,928
Office building and equipment	659,840		659,840
Plant and process equipment	33,938,749		33,938,749

Total, at cost	36,034,517		36,034,517
Less accumulated depreciation	9,901,503		9,901,503

Total property, plant and equipment	26,133,014		26,133,014

OTHER ASSETS
Other investments	124,078		124,078
Loan origination fees, net of amortization	51,259		51,259

Total other assets	175,337		175,337

TOTAL ASSETS	$30,129,718	$253,000	$30,382,718

LIABILITIES AND MEMBERS' EQUITY
CURRENT LIABILITIES
Accounts payable:
Trade	$1,209,965		$1,209,965
Related party	13,838		13,838
Current portion of long-term debt	259,722		259,722
Accrued interest	6,079		6,079
Accrued wages and benefits	61,651		61,651
Accrued payroll taxes	2,657		2,657
Other current liabilities	25,434		25,434

Total current liabilities	1,579,346		1,579,346

LONG-TERM LIABILITIES
Long-term debt, less current portion above	2,195,000		2,195,000

Total liabilities	3,774,346		3,774,346

MEMBERS' EQUITY
Class A (26,447 Units before and 15,217 Units after reclassification, respectively)	26,355,372	(11,045,522)	15,309,850
Class B (5,013 Units After Classification)		5,043,588	5,043,588
Class C (6,217 Units After Classification)		6,254,934	6,254,934

Total members' equity	26,355,372	253,000	26,608,372

TOTAL LIABILITIES AND MEMBERS' EQUITY	$30,129,718	$253,000	$30,129,718

Net Book Value/Unit (Class A)	$996	$10	$1,006

Net Book Value/Unit (Class B)	$—	$1,006	$1,006

Net Book Value/Unit (Class C)	$—	$1,006	$1,006

Actual and Adjusted Statement of Operations

Western Iowa Energy, LLC

STATEMENTS OF OPERATIONS

	Actual December 31, 2010	Effect of Deregistration + or (-)	As Adjusted December 31, 2010
REVENUES
Related parties	$8,452,526	$—	$8,452,526
Unrelated parties	2,706,459	—	2,706,459
Incentive funds	442,459	—	442,459

Total revenues	11,601,444	—	11,601,444

COST OF SALES	12,338,018	—	12,338,018

Gross profit (loss)	(736,574)	—	(736,574)

OPERATING EXPENSES
Consulting and professional fees	446,302	(232,375)	213,927
Office and administrative expenses	983,525	(20,625)	962,900

Total operating expenses	1,429,827	(253,000)	1,176,827

OTHER INCOME (EXPENSE)
Interest income	3,733	—	3,733
Interest expense	(98,997)	—	(98,997)
Grant income	—	—	—
Patronage dividends	66,252	—	66,252

Total other income (expense)	(29,012)	—	(29,012)

NET INCOME (LOSS)	$(2,195,413)	$253,000	$(1,942,413)

NET INCOME (LOSS) PER UNIT—BASIC AND DILUTED
Class A Units	$(83.01)	$9.57	$(73.45)

Class B Units	$—	$(73.45)	$(73.45)

Class C Units	$—	$(73.45)	$(73.45)

WEIGHTED AVERAGE UNITS OUTSTANDING, BASIC AND DILUTED
Class A Units	26,447	(11,230)	15,217
Class B Units	—	5,013	5,013
Class C Units	—	6,217	6,217

	26,447	—	26,447

        The effects of deregistration included in the above pro forma information represent the costs incurred by the Company during the fiscal year ended December 31, 2010 that we believe would have been avoided if the going private transaction had occurred prior to the beginning of such fiscal year. The elimination of these costs is reflected in the reduction of Operating Expenses and the corresponding increase in Net Income reflected in the condensed Statement of Operations. The elimination of these costs would have resulted in an increase in Cash and Members' Equity, as reflected in the condensed Balance Sheet. The effects on Net Income per Unit and Book Value per Unit reflect the allocation of these cost savings to each class of Units. In the future we estimate our annual cost savings will be approximately $253,000 per year. See "Special Factors—Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation."

MARKET AND DISTRIBUTION INFORMATION OF
WESTERN IOWA ENERGY, LLC UNITS

Market Information

        Our Units do not trade actively, and there is no established public trading market for the Units. There were approximately 746 record holders of our Units on the Record Date.

Distributions

        We have not declared or paid any distributions on our Units during the two most recent fiscal years or any subsequent interim periods. Our Board of Directors has complete discretion over the timing and amount of distributions to our members; however, our Operating Agreement requires the Board of Directors to endeavor to make cash distributions at such times and in such amounts as will permit our members to satisfy the portion of their income tax liability resulting from their respective share of our taxable income. Under the terms of our principal borrowing agreements, we must make additional loan payments based on excess cash flow and we are prohibited from distributing any profits to our members unless the proposed distribution is agreed to in writing by our lender. Although we expect the going private transaction to reduce our annual expenses by approximately $253,000 and increase our annual cash flow by this amount, there can be no assurance that the going private transaction will have any effect on our ability to declare and pay distributions to our members.

IDENTITY AND BACKGROUND OF FILING PERSON

        The Company is the filing person. During the last five years the Company has not been convicted in a criminal proceeding and has not been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction resulting in a judgment, decree or final order enjoining future violations of, or prohibiting activities subject to, federal or state securities laws or a finding of any violation of federal or state securities laws.

Directors and Executive Officers of the Filing Person

        Set forth in the table below are the (i) name, (ii) business address, (iii) current principal occupation or employment, and the name, principal business and address of any corporation or other organization in which the employment or occupation is conducted, and (iv) material occupations, positions, offices or employment during the past five years, and the name, principal business and address of any corporation or other organization in which the occupation, position, office or employment was carried on, of each director and executive officer of the Company. Each person identified below is a United States citizen. Unless otherwise noted, (i) all such persons have been employed in the principal occupations noted below for the past five years or more and (ii) the principal business address of each person identified below is 1220 S. Center Street, Wall Lake, Iowa 51466.

Name	Current Principal Occupation or Employment and Material Positions Held During the Past Five Years
Warren Bush 101 Boyer St. Wall Lake, IA 51466	Mr. Bush is a director and is a licensed attorney in Iowa and Arizona. Mr. Bush has served as a Judicial Magistrate for the State of Iowa since 1987. He is also a self-employed attorney and practices out of offices in Wall Lake and Dunlap, Iowa.
John Geake 3764 Needham Avenue Wall Lake, IA 51466	Mr. Geake is a director and Vice-Chairman of the Company. Mr. Geake operates a 1,200-acre row crop farm in southern Sac County, Iowa. He also operates a 500-head farrow-to-finish swine operation.
Brent Halling 14645 Hall Avenue Perry, Iowa 50220	Mr. Halling is a director and has operated a farming operation near Perry, Iowa, for the past 35 years. He also previously served as Iowa Deputy Secretary of Agriculture from 1999 to 2006.
Virgil Harrison 1953 Highway 3 East Cherokee, Iowa 51012	Mr. Harrison is a director and is retired. He previously operated a special coatings and sandblasting operation in Cherokee, Iowa for 45 years.
William Horan 3220—240th Street Rockwell City, IA 50579	Mr. Horan is a director, President and Chairman of the Company. Mr. Horan has been a farmer for 37 years and he is a partner in Horan Brothers Agricultural Enterprises.
Dennis Mauser 1940—190th Street Early, IA 50535

Mr. Mauser is a director and Treasurer of the Company. Mr. Mauser has farmed for more than 40 years in Buena Vista County and Sac County, Iowa. His 750-acre operation includes corn, soybeans, and popcorn; he also manages a cow-calf herd.

Kevin Ross 25426—320th Street Minden, IA 51553

Mr. Ross is a director and Secretary of the Company. Mr. Ross is a farmer/rancher in Minden, Iowa, where he operates a 650-acre farm and 70-head cow/calf operation. He also serves as an agent for The Home Agency where he is involved with crop insurance sales.

Brad Wilson 1220 S. Center Street Wall Lake, Iowa 51466	Mr. Wilson has served as the Company's Chief Financial Officer since March 2011. Mr. Wilson previously served as a Business Analyst and Internal Auditor with West Central Cooperative in Ralston, Iowa.

        To our knowledge, none of our directors or executive officers has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or has been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

        Any other persons who wish to distribute soliciting materials in connection with the matters to be voted on at the special meeting are reminded of their obligation to comply with applicable provisions of Regulation 14A promulgated under the Securities Exchange Act of 1934.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        As of the Record Date, there were 26,447 Units issued and outstanding and entitled to vote at the special meeting. The following table shows the number of Units beneficially owned by each of the current directors and executive officers of the Company and by all directors and executive officers as a group. The Company does not believe any other person beneficially owns more than 5% of the outstanding Units. Unless otherwise noted, all persons listed in the following table have sole voting and investment power over the Units they beneficially own and own such Units directly.

Name	Number of Units		Percent of Class Before Reclassification	Percent of Class After Reclassification
Warren Bush,	628	(1)	2.37%	3.94% of Class A
Director				Less than 1% of Class B
John Geake,	330		1.25%	2.17% of Class A
Vice Chairman and Director
Brent Halling,	50		*	*
Director
Virgil Harrison,	100		*	*
Director
William Horan,	110	(2)	*	*
Chairman, President, Chief Executive Officer and Director
Dennis Mauser,	246		*	1.62% of Class A
Treasurer and Director
Kevin Ross,	240	(3)	*	1.38% of Class A
Secretary and Director				Less than 1% of Class B
Brad Wilson,	40	(4)	*	*
Chief Financial Officer
All Directors and Executive Officers as a group (8 persons)	1,744		6.59%	11.08% of Class A
				1.16% of Class B

*
Represents less than one percent (1%) of the Units or class of Units, as the case may be.

(1)
Warren Bush is a principal owner of Bush Boys Enterprises, LLC. Four hundred (400) of the membership units beneficially owned by Warren Bush are held in the name of Bush Boys Enterprises, LLC. These 400 units are pledged as security. Warren Bush's spouse is a trustee of the Clayton Schroeder Irrevocable Trust, which holds 200 units. Additionally, his spouse owns 28 units.

(2)
William Horan is a principal owner of Horan Brothers. William Horan owns 50 units directly and 60 units indirectly through Horan Brothers.

(3)
Kevin Ross is a principal owner of Windy Hill Farms, Inc. Kevin Ross owns 30 units directly and 210 units indirectly through Windy Hill Farms, Inc.

(4)
Units held indirectly through a Roth IRA.

        The information presented in the tables above is based on information furnished by the specified persons and entities and was determined in accordance with Rule 13d-3 under the Exchange Act, as required for purposes of this Proxy Statement. Briefly stated, under that rule, Units are deemed to be beneficially owned by any person or group having the power to vote or direct the vote of, or the power to dispose or direct the disposition of, such Units, or who has the right to acquire beneficial ownership thereof within 60 days. Beneficial ownership for the purposes of this Proxy Statement is not necessarily to be construed as an admission of beneficial ownership for other purposes.

UNIT PURCHASE INFORMATION

Prior Purchases of Units

        The Company has not repurchased any Units during the past two years.

Recent Transactions

        Except as provided in this paragraph, since December 31, 2010, none of WIE, our affiliates, directors or executive officers has made any purchases of Units. Effective April 25, 2011, Dennis Mauser, Director and Treasurer, acquired 21 Units. Following this acquisition, he beneficially owns 246 Units. These 21 Units were inherited by Dennis Mauser and he paid no consideration for them. Also effective April 25, 2011, Brad Wilson, Chief Financial Officer, acquired 40 Units indirectly through his Roth IRA. Following this acquisition, he beneficially owns 40 Units. Of these 40 Units, 27 Units were acquired for a purchase price of $550 per Unit, and 13 Units were acquired for a purchase price of $750 per Unit.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain Relationships and Related Transactions

        No family relationships exist between any of WIE's directors, officers or key employees.

        In the past, REG, Inc. provided management, sales and marketing and feedstock procurement services to the Company's biodiesel plant. One of our former directors, Niles Ramsbottom, served as Executive Vice President, Global Sales of REG, Inc. Mr. Ramsbottom's term on WIE's Board of Directors ended at the Company's 2010 annual member meeting. Additionally, REG, Inc. ceased providing the Company with management, sales and marketing and feedstock procurement services in 2010 when the term of the agreement pursuant to which REG, Inc. provided such services ended.

        The Board of Directors reviews all transactions with related parties or any transaction in which related persons have an indirect interest. The Company's Operating Agreement includes a provision that requires that any such related-party transaction be made on terms and conditions which are no less favorable to the Company than if the transaction had been made with an independent third party.

Agreements Involving Our Securities

        There are no agreements relating to our Units other than our Operating Agreement, which sets forth the rights and preferences of the Units.

Employment Agreements with Directors and Executive Officers

        We do not have any employment agreements with any of our directors or executive officers. We do have an employment agreement with our General Manager, Jeff Johannesmeyer. The agreement provides for an annual base salary of $150,000 and provides that Mr. Johannesmeyer is eligible to receive an annual incentive bonus with a range of 0-40% of base salary and a long term incentive bonus with a range of 0-20% of base salary. In the event that Mr. Johannesmeyer's employment is terminated by the Company for any reason other than cause, Mr. Johannesmeyer will receive a severance payment equal to six months of his base salary plus paid COBRA benefits for up to six months. In the event that Mr. Johannesmeyer's employment is terminated by the Company or a successor company for any reason other than cause following a change in control, Mr. Johannesmeyer will receive a severance payment equal to twelve months of his base salary plus paid COBRA benefits for up to twelve months. Additionally, in the event of a change in control of the Company, his long-term incentive bonus payments will immediately vest. Mr. Johannesmeyer's employment is "at-will," meaning that both the Company and Mr. Johannesmeyer have the right to terminate the employment relationship at any time and for any or no reason.

OTHER MATTERS

Other Matters Presented at the Special Meeting

        As of the date of this Proxy Statement, the only business that our management expects to be presented at the special meeting is that set forth above. If any other matters are properly brought before the special meeting, or any adjournments thereof, it is the intention of the Board of Directors to vote the proxy on such matters in accordance with their best judgment.

Other Plans or Proposals

        Other than as described in this Proxy Statement, the Board of Directors has no current plans or proposals to effect any extraordinary corporate transaction, such as a merger, reorganization or liquidation, to sell or transfer any material amount of Company assets, to change the makeup of the Board of Directors or the executive officers of the Company, to change materially the indebtedness or capitalization of the Company or otherwise to effect any material change in the structure or business of the Company. The Board of Directors may consider any such action in the future if it deems it appropriate and in the best interests of the Company.

Forward-Looking Statements

        Statements contained herein that are not purely historical are forward-looking statements, including, but not limited to, statements regarding our expectations, hopes, beliefs, intentions or strategies regarding the future. We caution you not to place undue reliance on any forward-looking statements made by or on behalf of us in this Proxy Statement or in any of our filings with the SEC or otherwise. Additional information with respect to factors that may cause our results to differ materially from those contemplated by forward-looking statements is included in our current and subsequent filings with the SEC. See "Other Matters—Where You Can Find Additional Information" below.

Where You Can Find Additional Information

        We are subject to the information requirements of the Exchange Act, and in accordance therewith we file reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the SEC at Room 100, F Street, N.E., Washington, D.C., 20549. Copies of such materials can also be obtained at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C., 20549. You may obtain information on the operations of the SEC's public reference room in Washington, D.C. by calling the SEC at 1-800-SEC-0330. In addition, such reports, proxy statements and other information are available from the Edgar filings obtained through the SEC's Internet Web site (http://www.sec.gov). In addition, we are mailing herewith copies of our Annual Report for the fiscal year ended December 31, 2010 and the financial statements and related notes contained in the Annual Report.

 Information Incorporated by Reference

        In our filings with the SEC, information is sometimes incorporated by reference. This means that we are referring you to information that we have filed separately with the SEC. The information incorporated by reference should be considered part of this Proxy Statement, except for any information superseded by information contained directly in this Proxy Statement. The following documents are incorporated by reference herein:

  •
  our Annual Report on Form 10-K for the fiscal year ended December 31, 2010, including audited financial information; and

  •
  our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2011, including unaudited financial information.

        We have supplied all information contained in or incorporated by reference in this document relating to us, provided that any reference to any claim of reliance on the Private Securities Litigation Reform Act's forward-looking statement safe harbor contained in any such document is excluded and is not incorporated herein by reference. You may have already received the information incorporated by reference in this document by us, and we have attached our Annual Report for the fiscal year ended December 31, 2010 with this Proxy Statement as Exhibit D and our Quarterly Report for the fiscal quarter ended March 31, 2011 as Exhibit E. You can also obtain any of them through the SEC at the locations described above, or through us at the address below. We will provide to you, without charge, by first-class mail or other equally prompt means within one business day of any written or oral request by you, a copy of any report or other information incorporated by reference in this document by us. You should direct your request to the following address: Western Iowa Energy, LLC, 1220 S. Center Street, Wall Lake, Iowa 51466, Attention: Brad Wilson, Chief Financial Officer.

By order of the Board of Directors,
/s/ WILLIAM J. HORAN William J. Horan Chairman of the Board

 Exhibit A

AMENDED & RESTATED

OPERATING AGREEMENT

OF

WESTERN IOWA ENERGY, LLC

Dated January 31, 2005

WESTERN IOWA ENERGY, LLC
OPERATING AGREEMENT

i

ii

iii

AMENDED & RESTATED
OPERATING AGREEMENT
OF
WESTERN IOWA ENERGY, LLC

        THIS OPERATING AGREEMENT (the "Agreement") is entered into and shall be effective as of the 31st day of January, 2005, by and among Western Iowa Energy, LLC, an Iowa limited liability company (the "Company"), each of the Persons (as hereinafter defined) who are identified as Members on the attached Exhibit "A" and who have executed a counterpart of this Agreement and a Subscription Agreement, and any other Persons as may from time-to-time be subsequently admitted as a Member of the Company in accordance with the terms of this Agreement. Capitalized terms not otherwise defined herein shall have the meaning set forth in Section 1.10.

        WHEREAS, the Members of the Company have adopted an Operating Agreement of the Company dated September 21, 2004, pursuant to the Iowa Limited Liability Company Act (the "Act"); and

        WHEREAS, the Members desire to amend and restate the Operating Agreement to revise and to set forth their respective rights, duties, and responsibilities with respect to the Company and its business and affairs.

        NOW, THEREFORE, in consideration of the covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. THE COMPANY

        1.1    Formation.     The initial Members formed the Company as an Iowa limited liability company by filing Articles of Organization with the Iowa Secretary of State on September 21, 2004 pursuant to the provisions of the Act. To the extent that the rights or obligations of any Member are different by reason of any provision of this Agreement than they would be in the absence of such provision, this Agreement shall, to the extent permitted by the Act, control.

        1.2    Name.     The name of the Company shall be "Western Iowa Energy, LLC" and all business of the Company shall be conducted in such name.

        1.3    Purpose; Powers.     The nature of the business and purposes of the Company are: (i) to own, construct, operate, lease, finance, contract with, and/or invest in biodiesel production and co-product production facilities as permitted under the applicable laws of the State of Iowa; (ii) to engage in the processing of feedstocks into biodiesel and any and all related co-products, and the marketing of all products and co-products from such processing; and (iii) to engage in any other business and investment activity in which an Iowa limited liability company may lawfully be engaged, as determined by the Directors. The Company has the power to do any and all acts necessary, appropriate, proper, advisable, incidental or convenient to or in furtherance of the purpose of the Company as set forth in this Section 1.3 and has, without limitation, any and all powers that may be exercised on behalf of the Company by the Directors pursuant to Section 5 hereof.

        1.4    Principal Place of Business.     The Company shall continuously maintain an office in Iowa. The principal office of the Company shall be at 104 Main Street, P.O. Box 399, Wall Lake, Iowa 51466, or elsewhere as the Directors may determine. Any documents required by the Act to be kept by the Company shall be maintained at the Company's principal office.

        1.5    Term.     The term of the Company commenced on the date the Articles of Organization (the "Articles") of the Company were filed with the office of the Iowa Secretary of State, and shall continue until the winding up and liquidation of the Company and its business is completed following a Dissolution Event as provided in Section 10 hereof.

1

        1.6    Agent For Service of Process.     The name and address of the agent for service of process on the Company in the State of Iowa shall be William E. Hanigan, 666 Grand Avenue, Suite 2000, Des Moines, Iowa, 50309, or any successor appointed by the Directors.

        1.7    Title to Property.     All Property owned by the Company shall be owned by the Company as an entity and no Member shall have any ownership interest in such Property (as hereinafter defined) in his/her/its individual name. Each Member's interest in the Company shall be personal property for all purposes. At all times after the Effective Date, the Company shall hold title to all of its Property in the name of the Company and not in the name of any Member.

        1.8    Payment of Individual Obligations.     The Company's credit and assets shall be used solely for the benefit of the Company, and no asset of the Company shall be Transferred or encumbered for, or in payment of, any individual obligation of any Member.

        1.9    Independent Activities; Transactions With Affiliates.     The Directors shall be required to devote such time to the affairs of the Company as may be necessary to manage and operate the Company, and shall be free to serve any other Person or enterprise in any capacity that the Director may deem appropriate in its discretion. Neither this Agreement nor any activity undertaken pursuant hereto shall (i) prevent any Member or Director or its Affiliates, acting on its own behalf, from engaging in whatever activities it chooses, whether the same are competitive with the Company or otherwise, and any such activities may be undertaken without having or incurring any obligation to offer any interest in such activities to the Company or any Member; or (ii) require any Member or Director to permit the Company or Director or Member or its Affiliates to participate in any such activities, and as a material part of the consideration for the execution of this Agreement by each Member, each Member hereby waives, relinquishes, and renounces any such right or claim of participation. To the extent permitted by applicable law and subject to the provisions of this Agreement, the Directors are hereby authorized to cause the Company to purchase Property from, sell Property to or otherwise deal with any Member (including any Member who is also a Director), acting on its own behalf, or any Affiliate of any Member; provided that any such purchase, sale or other transaction shall be made on terms and conditions which are no less favorable to the Company than if the sale, purchase or other transaction had been made with an independent third party.

        1.10    Definitions.     Capitalized words and phrases used in this Agreement have the following meanings:

          (a)   "Act" means the Iowa Limited Liability Company Act, as amended from time to time (or any corresponding provision or provisions of any succeeding law).

          (b)   "Adjusted Capital Account Deficit" means, with respect to any Unit Holder, the deficit balance, if any, in such Unit Holder's Capital Account as of the end of the relevant Fiscal Year, after giving effect to the following adjustments: (i) Credit to such Capital Account any amounts which such Unit Holder is deemed to be obligated to restore pursuant to the next to the last sentences in Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations; and (ii) Debit to such Capital Account the items described in Sections l.704-1(b)(2)(ii)(d)(4), 1.704- 1(b)(2)(ii)(d)(5) and 1.704-1(b)(2)(ii)(d)(6) of the Regulations. The foregoing definition is intended to comply with the provisions of Section 1.704-1(b)(2)(ii)(d) of the Regulations and shall be interpreted consistently therewith.

          (c)   "Affiliate" means, with respect to any Person: (i) any Person directly or indirectly controlling, controlled by or under common control with such Person; (ii) any officer, director, general partner, member or trustee of such Person; or (iii) any Person who is an officer, director, general partner, member or trustee of any Person described in clauses (i) or (ii) of this sentence. For purposes of this definition, the terms "controlling," "controlled by" or "under common control with" shall mean the possession, direct or indirect, of the power to direct or cause the direction of

2

  the management and policies of a Person or entity, whether through the ownership of voting securities, by contract or otherwise, or the power to elect at least 50% of the directors, members, or persons exercising similar authority with respect to such Person or entities.

          (d)   "Agreement" means this Operating Agreement of Western Iowa Energy, LLC, as amended from time to time.

          (e)   "Articles" means the Articles of Organization of the Company filed with the Iowa Secretary of State, as same may be amended from time to time.

          (f)    "Assignee" means a transferee of Units who is not admitted as a substituted member pursuant to Section 9.8.

          (g)   "Capital Account" means the separate capital account maintained for each Unit Holder in accordance with Section 2.3.

          (h)   "Capital Contributions" means, with respect to any Member, the amount of money (US Dollars) and the initial Gross Asset Value of any assets or property (other than money) contributed by the Member (or such Member's predecessor in interest) to the Company (net of liabilities secured by such contributed property that the Company is considered to assume or take subject to under Code Section 752) with respect to the Units in the Company held or purchased by such Member, including additional Capital Contributions.

          (i)    "Code" means the United States Internal Revenue Code of 1986, as amended from time to time.

          (j)    "Company" means Western Iowa Energy, LLC, an Iowa limited liability company.

          (k)   "Company Minimum Gain" has the meaning given the term "partnership minimum gain" in Sections 1.704-2(b)(2) and 1.704-2(d) of the Regulations.

          (l)    "Debt" means (i) any indebtedness for borrowed money or the deferred purchase price of property as evidenced by a note, bonds, or other instruments; (ii) obligations as lessee under capital leases; (iii) obligations secured by any mortgage, pledge, security interest, encumbrance, lien or charge of any kind existing on any asset owned or held by the Company whether or not the Company has assumed or become liable for the obligations secured thereby; (iv) any obligation under any interest rate swap agreement; (v) accounts payable; and (vi) obligations under direct or indirect guarantees of (including obligations (contingent or otherwise) to assure a creditor against loss in respect of) indebtedness or obligations of the kinds referred to in clauses (i), (ii), (iii), (iv) and (v), above provided that Debt shall not include obligations in respect of any accounts payable that are incurred in the ordinary course of the Company's business and are not delinquent or are being contested in good faith by appropriate proceedings.

          (m)  "Depreciation" means, for each Fiscal Year, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such Fiscal Year, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such Fiscal Year, Depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such Fiscal Year bears to such beginning adjusted tax basis; provided, however, that if the adjusted basis for federal income tax purposes of an asset at the beginning of such Fiscal Year is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the Directors.

          (n)   "Director" means any Person who (i) is referred to as such in Section 5.1 of this Agreement or has become a Director pursuant to the terms of this Agreement, and (ii) has not

3

  ceased to be a Director pursuant to the terms of this Agreement. "Directors" means all such Persons. For purposes of the Act, the Directors shall be deemed to be the "managers" (as such term is defined and used in the Act) of the Company.

          (o)   "Dissolution Event" shall have the meaning set forth in Section 10.1 hereof.

          (p)   "Effective Date" means November 16, 2004.

          (q)   "Facilities" shall mean the biodiesel production and co-product production facilities in Iowa or such other location as may be determined by the Directors to be constructed and operated by the Company pursuant to the business plan.

          (r)   "Fiscal Year" means (i) any twelve-month period commencing on October 1 and ending on September 30 and (ii) the period commencing on the immediately preceding October 1 and ending on the date on which all Property is distributed to the Unit Holders pursuant to Section 10 hereof, or, if the context requires, any portion of a Fiscal Year for which an allocation of Profits or Losses or a distribution is to be made.

          (s)   "GAAP" means generally accepted accounting principles in effect in the United States of America from time to time.

          (t)    "Gross Asset Value" means with respect to any asset, the asset's adjusted basis for federal income tax purposes, except as follows: (i) The initial Gross Asset Value of any asset contributed by a Member to the Company shall be the gross fair market value of such asset, as determined by the Directors provided that the initial Gross Asset Values of the assets contributed to the Company pursuant to Section 2.1 hereof shall be as set forth in such section; (ii) The Gross Asset Values of all Company assets shall be adjusted to equal their respective gross fair market values (taking Code Section 7701(g) into account), as determined by the Directors as of the following times: (A) the acquisition of an additional interest in the Company by any new or existing Member in exchange for more than a de minimis Capital Contribution; (B) the distribution by the Company to a Member of more than a de minimis amount of Company property as consideration for an interest in the Company; and (C) the liquidation of the Company within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), provided that an adjustment described in clauses (A) and (B) of this paragraph shall be made only if the Directors reasonably determine that such adjustment is necessary to reflect the relative economic interests of the Members in the Company; (iii) The Gross Asset Value of any item of Company assets distributed to any Member shall be adjusted to equal the gross fair market value (taking Code Section 7701(g) into account) of such asset on the date of distribution as determined by the Directors; and (iv) The Gross Asset Values of Company assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-1(b)(2)(iv)(m) and subparagraph (vi) of the definition of "Profits" and "Losses" or Section 3.3(c) hereof; provided, however, that Gross Asset Values shall not be adjusted pursuant to this subparagraph (iv) to the extent that an adjustment pursuant to subparagraph (ii) is required in connection with a transaction that would otherwise result in an adjustment pursuant to this subparagraph (iv). If the Gross Asset Value of an asset has been determined or adjusted pursuant to subparagraph (ii) or (iv), such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset, for purposes of computing Profits and Losses.

          (u)   "Issuance Items" has the meaning set forth in Section 3.3(h) hereof.

          (v)   "Liquidation Period" has the meaning set forth in Section 10.6 hereof.

          (w)  "Liquidator" has the meaning set forth in Section 10.8 hereof.

4

          (x)   "Losses" has the meaning set forth in the definition of "Profits" and "Losses."

          (y)   "Member" means any Person (i) whose name is set forth as such on Exhibit "A" initially attached hereto or has become a Member pursuant to the terms of this Agreement, and (ii) who is the owner of one or more Units.

          (z)   "Members" means all such Members.

          (aa) "Membership Economic Interest" means collectively, a Member's share of "Profits" and "Losses," the right to receive distributions of the Company's assets, and the right to information concerning the business and affairs of the Company provided by the Act. The Membership Economic Interest of a Member is quantified by the unit of measurement referred to herein as "Units."

          (bb) "Membership Interest" means collectively, the Membership Economic Interest and Membership Voting Interest.

          (cc) "Membership Register" means the membership register maintained by the Company at its principal office or by a duly appointed agent of the Company setting forth the name, address, the number of Units, and Capital Contributions of each Member of the Company, which shall be modified from time to time as additional Units are issued and as Units are transferred pursuant to this Agreement.

          (dd) "Membership Voting Interest" means collectively, a Member's right to vote as set forth in this Agreement or required by the Act. The Membership Voting Interest of a Member shall mean as to any matter to which the Member is entitled to vote hereunder or as may be required under the Act, the right to one (1) vote for each Unit registered in the name of such Member as shown in the Membership Register.

          (ee) "Net Cash Flow" means the gross cash proceeds of the Company less the portion thereof used to pay or establish reserves for all Company expenses, debt payments, capital improvements, replacements, and contingencies, all as reasonably determined by the Directors. "Net Cash Flow" shall not be reduced by depreciation, amortization, cost recovery deductions, or similar allowances, but shall be increased by any reductions of reserves previously established.

          (ff)  "Nonrecourse Deductions" has the meaning set forth in Section 1.704-2(b)(1) of the Regulations.

          (gg) "Nonrecourse Liability" has the meaning set forth in Section 1.704-2(b)(3) of the Regulations.

          (hh) "Officer" or "Officers" has the meaning set forth in Section 5.19 hereof.

          (ii)   "Permitted Transfer" has the meaning set forth in Section 9.2 hereof.

          (jj)   "Person" means any individual, partnership (whether general or limited), joint venture, limited liability company, corporation, trust, estate, association, nominee or other entity.

          (kk) "Profits and Losses" mean, for each Fiscal Year, an amount equal to the Company's taxable income or loss for such Fiscal Year, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments (without duplication): (i) Any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Profits or Losses pursuant to this definition of "Profits" and "Losses" shall be added to such taxable income or loss; (ii) Any expenditures of the Company described in Code Section 705(a)(2)(b) or treated as Code Section 705(a)(2)(b) expenditures pursuant to Regulations Section 1.704-1(b)(2)(iv)(i), and not

5

  otherwise taken into account in computing Profits or Losses pursuant to this definition of "Profits" and "Losses" shall be subtracted from such taxable income or loss; (iii) In the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraphs (ii) or (iii) of the definition of Gross Asset Value, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the Gross Asset Value of the asset) or an item of loss (if the adjustment decreases the Gross Asset Value of the asset) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses; (iv) Gain or loss resulting from any disposition of Property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the Property disposed of, notwithstanding that the adjusted tax basis of such Property differs from its Gross Asset Value; (v) In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Fiscal Year, computed in accordance with the definition of Depreciation; (vi) To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) is required, pursuant to Regulations Section 1.704-(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Unit Holder's interest in the Company, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses; and (vii) Notwithstanding any other provision of this definition, any items which are specially allocated pursuant to Section 3.3 and Section 3.4 hereof shall not be taken into account in computing Profits or Losses. The amounts of the items of Company income, gain, loss or deduction available to be specially allocated pursuant to Sections 3.3 and Section 3.4 hereof shall be determined by applying rules analogous to those set forth in subparagraphs (i) through (vi) above.

          (ll)   "Property" means all real and personal property acquired by the Company, including cash, and any improvements thereto, and shall include both tangible and intangible property.

          (mm)  "Regulations" means the Income Tax Regulations, including Temporary Regulations, promulgated under the Code, as such regulations are amended from time to time.

          (nn) "Regulatory Allocations" has the meaning set forth in Section 3.4 hereof.

          (oo) "Related Party" means the adopted or birth relatives of any Person and such Person's spouse (whether by marriage or common law), if any, including without limitation great-grandparents, grandparents, parents, children (including stepchildren and adopted children), grandchildren, and great-grandchildren thereof, and such Person's (and such Person's spouse's) brothers, sisters, and cousins and their respective lineal ancestors and descendants, and any other ancestors and/or descendants, and any spouse of any of the foregoing, each trust created for the exclusive benefit of one or more of the foregoing, and the successors, assigns, heirs, executors, personal representatives and estates of any of the foregoing.

          (pp) "Securities Act" means the Securities Act of 1933, as amended.

          (qq) "Subsidiary" means any corporation, partnership, joint venture, limited liability company, association or other entity in which such Person owns, directly or indirectly, fifty percent (50%) or more of the outstanding equity securities or interests, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such entity.

          (rr)  "Tax Matters Member" has the meaning set forth in Section 7.4 hereof.

          (ss)  "Transfer" means, as a noun, any voluntary or involuntary transfer, sale, pledge or hypothecation or other disposition and, as a verb, voluntarily or involuntarily to transfer, give, sell, exchange, assign, pledge, bequest or hypothecate or otherwise dispose of.

6

          (tt)  "Units" or "Unit" means an ownership interest in the Company representing a Capital Contribution made as provided in Section 2 in consideration of the Units, including any and all benefits to which the holder of such Units may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement.

          (uu) "Unit Holders" means all Unit Holders.

          (vv) "Unit Holder" means the owner of one or more Units.

          (ww)  "Unit Holder Nonrecourse Debt" has the same meaning as the term "partner nonrecourse debt" in Section 1.704-2(b)(4) of the Regulations.

          (xx) "Unit Holder Nonrecourse Debt Minimum Gain" means an amount, with respect to each Unit Holder Nonrecourse Debt, equal to the Company Minimum Gain that would result if such Unit Holder Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Section 1.704-2(i)(3) of the Regulations.

          (yy) "Unit Holder Nonrecourse Deductions" has the same meaning as the term "partner nonrecourse deductions" in Sections 1.704-2(i)(1) and 1.704-2(i)(2) of the Regulations.

SECTION 2. CAPITAL CONTRIBUTIONS; CAPITAL ACCOUNTS

        2.1    Original Capital Contributions.     The name, address, original Capital Contribution, and initial Units quantifying the Membership Interest of each Member are set out in Exhibit A attached hereto, and shall also be set out in the Membership Register.

        2.2    Additional Capital Contributions; Additional Units.     No Unit Holder shall be obligated to make any additional Capital Contributions to the Company or to pay any assessment to the Company, other than any unpaid amounts on such Unit Holder's original Capital Contributions, and no Units shall be subject to any calls, requests or demands for capital. Subject to Section 5.7, additional Membership Economic Interests quantified by additional Units may be issued in consideration of Capital Contributions as agreed to between the Directors and the Person acquiring the Membership Economic Interest quantified by the additional Units. Each Person to whom additional Units are issued shall be admitted as a Member in accordance with this Agreement. Upon such Capital Contributions, the Directors shall cause Exhibit A and the Membership Register to be appropriately amended.

        2.3    Capital Accounts.     A Capital Account shall be maintained for each Unit Holder in accordance with the following provisions:

          (a)   To each Unit Holder's Capital Account there shall be credited (i) such Unit Holder's Capital Contributions; (ii) such Unit Holder's distributive share of Profits and any items in the nature of income or gain which are specially allocated pursuant to Section 3.3 and Section 3.4; and (iii) the amount of any Company liabilities assumed by such Unit Holder or which are secured by any Property distributed to such Unit Holder;

          (b)   To each Unit Holder's Capital Account there shall be debited (i) the amount of money and the Gross Asset Value of any Property distributed to such Unit Holder pursuant to any provision of this Agreement; (ii) such Unit Holder's distributive share of Losses and any items in the nature of expenses or losses which are specially allocated pursuant to Section 3.3 and 3.4 hereof; and (iii) the amount of any liabilities of such Unit Holder assumed by the Company or which are secured by any Property contributed by such Unit Holder to the Company;

          (c)   In the event Units are Transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the Transferred Units; and

7

          (d)   In determining the amount of any liability for purposes of subparagraphs (a) and (b) above there shall be taken into account Code Section 752(c) and any other applicable provisions of the Code and Regulations.

        The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Regulations. In the event the Directors shall determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto (including, without limitation, debits or credits relating to liabilities which are secured by contributed or distributed property or which are assumed by the Company or any Unit Holders), are computed in order to comply with such Regulations, the Directors may make such modification, provided that it is not likely to have a material effect on the amounts distributed to any Person pursuant to Section 10 hereof upon the dissolution of the Company. The Directors also shall (i) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Unit Holders and the amount of capital reflected on the Company's balance sheet, as computed for book purposes, in accordance with Regulations Section 1.704-1(b)(2)(iv)(q), and (ii) make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Regulations Section 1.704-1(b).

SECTION 3. ALLOCATIONS

        3.1    Profits.     After giving effect to the special allocations in Section 3.3 and Section 3.4 hereof, Profits for any Fiscal Year shall be allocated among the Unit Holders in proportion to Units held.

        3.2    Losses.     After giving effect to the special allocations in Section 3.3 and 3.4 hereof, Losses for any Fiscal Year shall be allocated among the Unit Holders in proportion to Units held.

        3.3    Special Allocations.     The following special allocations shall be made in the following order:

          (a)   Minimum Gain Chargeback.    Except as otherwise provided in Section 1.704-2(f) of the Regulations, notwithstanding any other provision of this Section 3, if there is a net decrease in Company Minimum Gain during any Fiscal Year, each Unit Holder shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Unit Holder's share of the net decrease in Company Minimum Gain, determined in accordance with Regulations Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Unit Holder pursuant thereto. The items to be so allocated shall be determined in accordance with Sections 1.704-2(f)(6) and 1.704-2(j)(2) of the Regulations. This Section 3.3(a) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(f) of the Regulations and shall be interpreted consistently therewith.

          (b)   Unit Holder Minimum Gain Chargeback.    Except as otherwise provided in Section 1.704-2(i)(4) of the Regulations, notwithstanding any other provision of this Section 3, if there is a net decrease in Unit Holder Nonrecourse Debt Minimum Gain attributable to a Unit Holder Nonrecourse Debt during any Fiscal Year, each Unit Holder who has a share of the Unit Holder Nonrecourse Debt Minimum Gain attributable to such Unit Holder Nonrecourse Debt, determined in accordance with Section 1.704-2(i)(5) of the Regulations, shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Unit Holder's share of the net decrease in Unit Holder Nonrecourse Debt Minimum Gain, determined in accordance with Regulations Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Unit Holder pursuant thereto. The items to be so allocated shall be determined in accordance with Sections 1.704-2(i)(4) and 1.704-2(j)(2) of the Regulations. This Section 3.3(b) is intended to comply with the minimum gain chargeback

8

  requirement in Section 1.704-2(i)(4) of the Regulations and shall be interpreted consistently therewith.

          (c)   Qualified Income Offset.    In the event any Member unexpectedly receives any adjustments, allocations, or distributions described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), or 1.704-1(b)(2)(ii)(d)(6) of the Regulations, items of Company income and gain shall be specially allocated to such Member in an amount and manner sufficient to eliminate, to the extent required by the Regulations, the Adjusted Capital Account Deficit as soon as practicable, provided that an allocation pursuant to this Section 3.3(c) shall be made only if and to the extent that the Member would have an Adjusted Capital Account Deficit after all other allocations provided for in this Section 3 have been tentatively made as if this Section 3.3(c) were not in the Agreement.

          (d)   Gross Income Allocation.    In the event any Member has a deficit Capital Account at the end of any Fiscal Year which is in excess of the sum of (i) the amount such Member is obligated to restore pursuant to any provision of this Agreement; and (ii) the amount such Member is deemed to be obligated to restore pursuant to the penultimate sentences of Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations, each such Member shall be specially allocated items of Company income and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this Section 3.3(d) shall be made only if and to the extent that such Member would have a deficit Capital Account in excess of such sum after all other allocations provided for in this Section 3 have been made as if Section 3.3(c) and this Section 3.3(d) were not in this Agreement.

          (e)   Nonrecourse Deductions.    Nonrecourse Deductions for any Fiscal Year or other period shall be specially allocated among the Members in proportion to Units held.

          (f)    Unit Holder Nonrecourse Deductions.    Any Unit Holder Nonrecourse Deductions for any Fiscal Year shall be specially allocated to the Unit Holder who bears the economic risk of loss with respect to the Unit Holder Nonrecourse Debt to which such Unit Holder Nonrecourse Deductions are attributable in accordance with Regulations Section 1.704-2(i)(1).

          (g)   Section 754 Adjustments.    To the extent an adjustment to the adjusted tax basis of any Company asset, pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(2) or 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a distribution to a Unit Holder in complete liquidation of such Unit Holder's interest in the Company, the amount of such adjustment to Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Unit Holders in accordance with their interests in the Company in the event Regulations Section 1.704-1(b)(2)(iv)(m)(2) applies, or to the Unit Holder to whom such distribution was made in the event Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.

          (h)   Allocations Relating to Taxable Issuance of Company Units.    Any income, gain, loss or deduction realized as a direct or indirect result of the issuance of Units by the Company to a Unit Holder (the "Issuance Items") shall be allocated among the Unit Holders so that, to the extent possible, the net amount of such Issuance Items, together with all other allocations under this Agreement to each Unit Holder shall be equal to the net amount that would have been allocated to each such Unit Holder if the Issuance Items had not been realized,

        3.4    Curative Allocations.     The allocations set forth in Sections 3.3(a), 3.3(b), 3.3(c), 3.3(d), 3.3(e), 3.3(f), 3.3(g) and 3.5 (the "Regulatory Allocations") are intended to comply with certain requirements of the Regulations. It is the intent of the Members that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other

9

items of Company income, gain, loss or deduction pursuant to this Section 3.4. Therefore, notwithstanding any other provision of this Section 3 (other than the Regulatory Allocations), the Directors shall make such offsetting special allocations of Company income, gain, loss or deduction in whatever manner it determines appropriate so that, after such offsetting allocations are made, each Member's Capital Account balance is, to the extent possible, equal to the Capital Account balance such Member would have had if the Regulatory Allocations were not part of the Agreement and all Company items were allocated pursuant to Sections 3.1, 3.2, and 3.3(h).

        3.5    Loss Limitation.     Losses allocated pursuant to Section 3.2 hereof shall not exceed the maximum amount of Losses that can be allocated without causing any Unit Holder to have an Adjusted Capital Account Deficit at the end of any Fiscal Year. In the event some but not all of the Unit Holders would have Adjusted Capital Account Deficits as a consequence of an allocation of Losses pursuant to Section 3.2 hereof, the limitation set forth in this Section 3.5 shall be applied on a Unit Holder by Unit Holder basis and Losses not allocable to any Unit Holder as a result of such limitation shall be allocated to the other Unit Holders in accordance with the positive balances in such Unit Holder's Capital Accounts so as to allocate the maximum permissible Losses to each Unit Holder under Section 1.704-1(b)(2)(ii)(d) of the Regulations.

        3.6    Other Allocation Rules.

          (a)   For purposes of determining the Profits, Losses, or any other items allocable to any period, Profits, Losses, and any such other items shall be determined on a daily, monthly, or other basis, as determined by the Directors using any permissible method under Code Section 706 and the Regulations thereunder.

          (b)   The Unit Holders are aware of the income tax consequences of the allocations made by this Section 3 and hereby agree to be bound by the provisions of this Section 3 in reporting their shares of Company income and loss for income tax purposes.

          (c)   Solely for purposes of determining a Unit Holder's proportionate share of the "excess nonrecourse liabilities" of the Company within the meaning of Regulations Section 1.752-3(a)(3), the Unit Holders' aggregate interests in Company profits shall be deemed to be as provided in the capital accounts. To the extent permitted by Section 1.704-2(h)(3) of the Regulations, the Directors shall endeavor to treat distributions of Net Cash Flow as having been made from the proceeds of a Nonrecourse Liability or a Unit Holder Nonrecourse Debt only to the extent that such distributions would cause or increase an Adjusted Capital Account Deficit for any Unit Holder.

          (d)   Allocations of Profits and Losses to the Unit Holders shall be allocated among them in the ratio which each Unit Holder's Units bears to the total number of Units issued and outstanding.

        3.7    Tax Allocations: Code Section 704(c).     In accordance with Code Section 704(c) and the Regulations thereunder, income, gain, loss, and deduction with respect to any Property contributed to the capital of the Company shall, solely for tax purposes, be allocated among the Unit Holders so as to take account of any variation between the adjusted basis of such Property to the Company for federal income tax purposes and its initial Gross Asset Value (computed in accordance with the definition of Gross Asset Value). In the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraph (ii) of the definition of Gross Asset Value, subsequent allocations of income, gain, loss, and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under Code Section 704(c) and the Regulations thereunder. Any elections or other decisions relating to such allocations shall be made by the Directors in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section 3.7 are solely for purposes of federal, state, and local taxes and shall not affect, or in any way be taken into account in computing, any Unit

10

Holder's Capital Account or share of Profits, Losses, other items, or distributions pursuant to any provision of this Agreement.

        3.8    Tax Credit Allocations.     All credits against income tax with respect to the Company's property or operations shall be allocated among the Members in accordance with their respective membership interests in the Company for the Fiscal Year during which the expenditure, production, sale, or other event giving rise to the credit occurs. This Section 3.8 is intended to comply with the applicable tax credit allocation principles of Section 1.704-1(b)(4)(ii) of the Regulations and shall be interpreted consistently therewith.

SECTION 4. DISTRIBUTIONS

        4.1    Net Cash Flow.     The Directors, in their discretion, shall make distributions of Net Cash Flow, if any, to the Members. Except as otherwise provided in Section 10 hereof, Net Cash Flow, if any, shall be distributed to the Unit Holders in proportion to Units held subject to, and to the extent permitted by, any loan covenants or restrictions on such distributions agreed to by the Company in any loan agreements with the Company's lenders from time to time in effect. In determining Net Cash Flow, the Directors shall endeavor to provide for cash distributions at such times and in such amounts as will permit the Unit Holders to make timely payment of income taxes.

        4.2    Amounts Withheld.     All amounts withheld pursuant to the Code or any provision of any state, local or foreign tax law with respect to any payment, distribution or allocation to the Company or the Unit Holders shall be treated as amounts paid or distributed, as the case may be, to the Unit Holders with respect to which such amount was withheld pursuant to this Section 4.2 for all purposes under this Agreement. The Company is authorized to withhold from payments and distributions, or with respect to allocations to the Unit Holders, and to pay over to any federal, state and local government or any foreign government, any amounts required to be so withheld pursuant to the Code or any provisions of any other federal, state or local law or any foreign law, and shall allocate any such amounts to the Unit Holders with respect to which such amount was withheld.

        4.3    Limitations on Distributions.     The Company shall make no distributions to the Unit Holders except as provided in this Section 4 and Section 10 hereof. Notwithstanding any other provision, no distribution shall be made if it is not permitted to be made under the Act.

SECTION 5. MANAGEMENT

        5.1    Directors.     Except as otherwise provided in this Agreement, the Directors shall direct the business and affairs of the Company, and shall exercise all of the powers of the Company except such powers as are by this Agreement conferred upon or reserved to the Members. The Directors shall adopt such policies, rules, regulations, and actions not inconsistent with law or this Agreement as it may deem advisable. The amendment or repeal of this section or the adoption of any provision inconsistent therewith shall require the approval of a majority of the Membership Voting Interests.

        5.2    Number of Total Directors.     The total number of Directors of the Company shall be a minimum of seven (7) and a maximum of thirteen (13). The Members may increase or decrease the number of Directors last approved and may change from a variable range to a fixed number or visa versa by majority vote at any annual or special meeting.

        5.3    Election of Directors.

          (a)    Election of Directors and Terms.    The initial Directors, appointed by the initial Members, shall be the individuals set forth on Exhibit "B" attached hereto. The initial Directors shall serve until the first annual or special meeting of the Members following substantial completion of the construction of the Facilities, and in all cases until a successor is elected and qualified, or until the earlier death, resignation, removal or disqualification of any such Director. After the expiration of

11

  the initial terms of the Directors, at each annual meeting of the Members, Directors shall be elected by the Members for staggered terms of three (3) years and until a successor is elected and qualified; provided however, that any Member who is authorized to appoint a Director pursuant to Section 5.3(c) shall not be entitled to vote for the election of any other Directors that the Members are entitled to elect, and the Units held by such Member shall not be included in determining a majority of the Membership Voting Interests for purposes of electing Directors. The initial Directors shall, by resolution adopted prior to the expiration of their initial term, separately identify the Director positions to be elected and shall classify each such Director position as Group I, Group II or Group III, with such classification to serve as the basis for the staggering of terms among the elected Directors. The terms of Group I Directors shall expire first (initial term of one year with successors elected to three year terms thereafter), followed by those of Group II Directors (initial term of two years with successors elected to three year terms thereafter), and then Group III Directors (initial and subsequent terms of three years). Except for the special right of appointment of certain directors provided for in this section, Directors shall be elected by a plurality vote of the Members.

          (b)    Nominations for Directors.    One or more nominees for Director positions up for election shall be named by the then current Directors or by a nominating committee established by the Directors. Nominations for the election of Directors may also be made by any Member entitled to vote generally in the election of Directors. However, any Member that intends to nominate one or more persons for election as Directors at a meeting may do so only if written notice of such Member's intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company not less than sixty (60) days nor more than ninety (90) days prior to the annual meeting of the Company. Each such notice to the Secretary shall set forth:

    (i)
    the name and address of record of the Member who intends to make the nomination;

    (ii)
    a representation that the Member is a holder of record of Units of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

    (iii)
    the name, age, business and residence addresses, and principal occupation or employment of each nominee;

    (iv)
    a description of all arrangements or understandings between the Member and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the Member;

    (v)
    such other information regarding each nominee proposed by such Member as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission;

    (vi)
    the consent of each nominee to serve as a Director of the Company if so elected; and

    (vii)
    a nominating petition signed and dated by the holders of at least five percent (5%) of the then outstanding Units and clearly setting forth the proposed nominee as a candidate of the Director's seat to be filled at the next election of Directors.

12

          The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a Director of the Company. The presiding Officer of the meeting may, if the facts warrant, determine that a nomination was not made in accordance with the foregoing procedures, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded. The amendment or repeal of this Section or the adoption of any provision inconsistent herewith shall require the approval of a majority of the Membership Voting Interests. Whenever a vacancy occurs other than from expiration of a term of office or removal from office, a majority of the remaining Directors shall appoint a new Director to fill the vacancy for the remainder of such term.

          (c)    Special Right of Appointment of Directors for Certain Members.    Commencing with the first annual or special meeting of the Members following the closing of the debt financing necessary to construct the Facilities, each Member who holds two thousand (2,000) or more Units, all of which were purchased by such Member from the Company during the Company's initial registered offering ("Appointing Members"), shall be entitled to appoint one (1) Director, so long as the Appointing Member is the holder of two thousand (2,000) or more Units. Units held by an Affiliate or Related Party of a Member shall be included in the determination of whether the Member holds the requisite number of Units for purposes of this Section. Only Members who acquire two thousand (2,000) or more Units from the Company in its initial registered offering are granted appointment rights hereunder. Accordingly, any Member who subsequently acquires two thousand (2,000) or more Units other than by acquisition from the Company in its initial registered offering beginning in 2005, shall not be entitled to appoint any Directors, regardless of the number of Units held by such Member. A Director appointed by a Member under this section shall serve indefinitely at the pleasure of the Member appointing him or her until a successor is appointed, or until the earlier death, resignation, or removal of the Director. Any Director appointed under this section may be removed for any reason by the Member appointing him or her, upon written notice to the Board of Directors, which notice may designate and appoint a successor Director to fill the vacancy, and which notice may be given at a meeting of the Board of Directors attended by the person appointed to fill the vacancy. Any such vacancy shall be filled within thirty days of its occurrence by the Member having the right of appointment. In the event that the number of Units held by a Member falls below the threshold of two thousand (2,000) units, the term of any Director appointed by such Member shall terminate, the seat will dissolve, and the Unit holder will elect Directors with Unit holders in accordance with this Section 5.3. The Member's special right of appointment will terminate.

        5.4    Committees.     A resolution approved by the affirmative vote of a majority of the Directors may establish committees having the authority of the Directors in the management of the business of the Company to the extent consistent with this Agreement and provided in the resolution. A committee shall consist of one or more persons, who need not be Directors, appointed by affirmative vote of a majority of the Directors present. Committees may include a compensation committee and/or an audit committee, in each case consisting of one or more independent Directors or other independent persons. Committees are subject to the direction and control of the Directors, and vacancies in the membership thereof shall be filled by the Directors. A majority of the members of the committee present at a meeting is a quorum for the transaction of business, unless a larger or smaller proportion or number is provided in a resolution approved by the affirmative vote of a majority of the Directors present.

        5.5    Authority of Directors.     Subject to the limitations and restrictions set forth in this Agreement, the Directors shall direct the management of the business and affairs of the Company and shall have all of the rights and powers which may be possessed by a "manager" under the Act including, without limitation, the right and power to do or perform the following and, to the extent permitted by the Act

13

or this Agreement, the further right and power by resolution of the Directors to delegate to the Officers or such other Person or Persons to do or perform the following:

          (a)   Conduct its business, carry on its operations and have and exercise the powers granted by the Act in any state, territory, district or possession of the United States, or in any foreign country which may be necessary or convenient to effect any or all of the purposes for which it is organized;

          (b)   Acquire by purchase, lease, or otherwise any real or personal property which may be necessary, convenient, or incidental to the accomplishment of the purposes of the Company;

          (c)   Operate, maintain, finance, improve, construct, own, grant operations with respect to, sell, convey, assign, mortgage, and lease any real estate and any personal property necessary, convenient, or incidental to the accomplishment of the purposes of the Company;

          (d)   Execute any and all agreements, contracts, documents, certifications, and instruments necessary or convenient in connection with the management, maintenance, and operation of the business, or in connection with managing the affairs of the Company, including, executing amendments to this Agreement and the Articles in accordance with the terms of this Agreement, both as Directors and, if required, as attorney-in-fact for the Members pursuant to any power of attorney granted by the Members to the Directors;

          (e)   Borrow money and issue evidences of indebtedness necessary, convenient, or incidental to the accomplishment of the purposes of the Company, and secure the same by mortgage, pledge, or other lien on any Company assets;

          (f)    Execute, in furtherance of any or all of the purposes of the Company, any deed, lease, mortgage, deed of trust, mortgage note, promissory note, bill of sale, contract, or other instrument purporting to convey or encumber any or all of the Company assets;

          (g)   Prepay in whole or in part, refinance, recast, increase, modify, or extend any liabilities affecting the assets of the Company and in connection therewith execute any extensions or renewals of encumbrances on any or all of such assets;

          (h)   Care for and distribute funds to the Members by way of cash income, return of capital, or otherwise, all in accordance with the provisions of this Agreement, and perform all matters in furtherance of the objectives of the Company or this Agreement;

          (i)    Contract on behalf of the Company for the employment and services or employees and/or independent contractors, such as lawyers and accountants, and delegate to such Persons the duty to manage or supervise any of the assets or operations of the Company;

          (j)    Engage in any kind of activity and perform and carry out contracts of any kind (including contracts of insurance covering risks to Company assets and Directors' and Officers' liability) necessary or incidental to, or in connection with, the accomplishment of the purposes of the Company, as may be lawfully carried on or performed by a limited liability company under the laws of each state in which the Company is then formed or qualified;

          (k)   Take, or refrain from taking, all actions, not expressly proscribed or limited by this Agreement, as may be necessary or appropriate to accomplish the purposes of the Company;

          (l)    Institute, prosecute, defend, settle, compromise, and dismiss lawsuits or other judicial or administrative proceedings brought on or in behalf of, or against, the Company, the Members or the Directors or Officers in connection with activities arising out of, connected with, or incidental to this Agreement, and to engage counsel or others in connection therewith;

          (m)  Purchase, take, receive, subscribe for or otherwise acquire, own, hold, vote, use, employ, sell, mortgage, lend, pledge, or otherwise dispose of, and otherwise use and deal in and with,

14

  shares or other interests in or obligations of domestic or foreign corporations, associations, general or limited partnerships, other limited liability companies, or individuals or direct or indirect obligations of the United States or of any government, state, territory, government district or municipality or of any instrumentality of any of them;

          (n)   Agree with any Person as to the form and other terms and conditions of such Person's Capital Contribution to the Company and cause the Company to issue Membership Economic Interests and Units in consideration of such Capital Contribution; and

          (o)   Indemnify a Member or Directors or Officers, or former Members or Directors or Officers, and to make any other indemnification that is authorized by this Agreement in accordance with, and to the fullest extent permitted by, the Act.

        5.6    Director as Agent.     Notwithstanding the power and authority of the Directors to manage the business and affairs of the Company, no Director shall have authority to act as agent for the Company for the purposes of its business (including the execution of any instrument on behalf of the Company) unless the Directors have authorized the Director to take such action. The Directors may also delegate authority to manage the business and affairs of the Company (including the execution of instruments on behalf of the Company) to such Person or Persons (including to any Officers) designated by the Directors, and such Person or Persons (or Officers) shall have such titles and authority as determined by the Directors.

        5.7    Restrictions on Authority of Directors.

          (a)   The Directors shall not have authority to, and they covenant and agree that they shall not, do any of the following acts without the unanimous consent of the Members:

      (i)
      Cause or permit the Company to engage in any activity that is not consistent with the purposes of the Company as set forth in Section 1.3 hereof;

      (ii)
      Knowingly do any act in contravention of this Agreement or which would make it impossible to carry on the ordinary business of the Company, except as otherwise provided in this Agreement;

      (iii)
      Possess Company Property, or assign rights in specific Company Property, for other than a Company purpose; or

      (iv)
      Cause the Company to voluntarily take any action that would cause a bankruptcy of the Company.

          (b)   The Directors shall not have authority to, and they covenant and agree that they shall not cause the Company to, without the consent of a majority of the Membership Voting Interests:

      (i)
      Merge, consolidate, exchange or otherwise dispose of at one time all or substantially all of the Property, except for a liquidating sale of the Property in connection with the dissolution of the Company;

      (ii)
      Confess a judgment against the Company in an amount in excess of $500,000;

      (iii)
      Issue Units at a purchase price of less than $500 per Unit;

      (iv)
      Issue more than an aggregate of 27,000 Units; and

      (v)
      Cause the Company to acquire any equity or debt securities of any Director or any of its Affiliates, or otherwise make loans to any Director or any of its Affiliates.

        The actions specified herein as requiring the consent of the Members shall be in addition to any actions by the Directors that are specified in the Act as requiring the consent or approval of the

15

Members. Any such required consent or approval may be given by a vote of a majority of the Membership Voting Interests.

        5.8    Director Meetings and Notice.     Meetings of the Directors shall be held at such times and places as shall from time to time be determined by the Directors. Meetings of the Directors may also be called by the Chairman of the Company or by any two or more Directors. If the date, time, and place of a meeting of the Directors has been announced at a previous meeting, no notice shall be required. In all other cases, five (5) days' written notice of meetings, stating the date, time, and place thereof and any other information required by law or desired by the Person(s) calling such meeting, shall be given to each Director. Any Director may waive notice of any meeting. A waiver of notice by a Director is effective whether given before, at, or after the meeting, and whether given orally, in writing, or by attendance. The attendance of a Director at any meeting shall constitute a waiver of notice of such meeting, unless such Director objects at the beginning of the meeting to the transaction of business on the grounds that the meeting is now lawfully called or convened and does not participate thereafter in the meeting.

        5.9    Action Without a Meeting.     Any action required or permitted to be taken by the Directors may also be taken by a written action signed by a super majority of seventy-five percent (75%) of all Directors authorized to vote on the matter as provided by this Agreement, provided that a copy of such written action shall be promptly given to all such Directors. The Directors may participate in any meeting of the Directors by means of telephone conference or similar means of communication by which all persons participating in the meeting can simultaneously hear each other.

        5.10    Quorum; Manner of Acting.     Not less than fifty percent (50%) of the Directors of each class of Directors authorized to vote on a matter as provided by this Agreement shall constitute a quorum for the transaction of business at any Directors' meeting. Each Director shall have one (1) vote at meetings of the Directors. The Directors shall take action by the vote of a majority of the number of Directors constituting a quorum as provided by this Agreement.

        5.11    Voting; Potential Financial Interest.     No Director shall be disqualified from voting on any matter to be determined or decided by the Directors solely by reason of such Director's (or his/her Affiliate's) potential financial interest in the outcome of such vote, provided that the nature of such Director's (or his/her Affiliate's) potential financial interest was reasonably disclosed at the time of such vote.

        5.12    Duties and Obligations of Directors.     The Directors shall cause the Company to conduct its business and operations separate and apart from that of any Director or any of its Affiliates. The Directors shall take all actions which may be necessary or appropriate (i) for the continuation of the Company's valid existence as a limited liability company under the laws of the State of Iowa and each other jurisdiction in which such existence is necessary to protect the limited liability of Members or to enable the Company to conduct the business in which it is engaged, and (ii) for the accomplishment of the Company's purposes, including the acquisition, development, maintenance, preservation, and operation of Company Property in accordance with the provisions of this Agreement and applicable laws and regulations. Each Director shall have the duty to discharge the foregoing duties in good faith, in a manner the Director believes to be in the best interests of the Company, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances. The Directors shall be under no other fiduciary duty to the Company or the Members to conduct the affairs of the Company in a particular manner.

        5.13    Chairman and Vice Chairman.     Unless provided otherwise by a resolution adopted by the Directors, the Chairman shall preside at meetings of the Members and the Directors; shall see that all orders and resolutions of the Directors are carried into effect; may maintain records of and certify proceedings of the Directors and Members; and shall perform such other duties as may from time to time be prescribed by the Directors. The Vice Chairman shall, in the absence or disability of the

16

Chairman, perform the duties and exercise the powers of the Chairman and shall perform such other duties as the Directors or the Chairman may from time to time prescribe. The Directors may designate more than one Vice Chairmen, in which case the Vice Chairmen shall be designated by the Directors so as to denote which is most senior in office.

        5.14    President and Chief Executive Officer.     Until provided otherwise by a resolution of the Directors, the Chairman shall also act as the interim President and CEO of the Company (herein referred to as the "President"; the titles of President and CEO shall constitute a reference to one and the same office and Officer of the Company), and the Chairman may exercise the duties of the office of Chairman using any such designations. The Directors shall appoint someone other than the Chairman as the President of the Company not later than the commencement of operations of the Facilities, and such President shall perform such duties as the Directors may from time to time prescribe, including without limitation, the management of the day-to-day operations of the Facilities.

        5.15    Chief Financial Officer.     Unless provided otherwise by a resolution adopted by the Directors, the Chief Financial Officer of the Company shall be the Treasurer of the Company and shall keep accurate financial records for the Company; shall deposit all monies, drafts, and checks in the name of and to the credit of the Company in such banks and depositories as the Directors shall designate from time to time; shall endorse for deposit all notes, checks, and drafts received by the Company as ordered by the Directors, making proper vouchers therefor; shall disburse Company funds and issue checks and drafts in the name of the Company as ordered by the Directors, shall render to the President and the Directors, whenever requested, an account of all such transactions as Chief Financial Officer and of the financial condition of the Company, and shall perform such other duties as may be prescribed by the Directors or the President from time to time.

        5.16    Secretary; Assistant Secretary.     The Secretary shall attend all meetings of the Directors and of the Members and shall maintain records of, and whenever necessary, certify all proceedings of the Directors and of the Members. The Secretary shall keep the required records of the Company, when so directed by the Directors or other person or persons authorized to call such meetings, shall give or cause to be given notice of meetings of the Members and of meetings of the Directors, and shall also perform such other duties and have such other powers as the Chairman or the Directors may prescribe from time to time. An Assistant Secretary, if any, shall perform the duties of the Secretary during the absence or disability of the Secretary.

        5.17    Vice President.     The Company may have one or more Vice Presidents. If more than one, the Directors shall designate which is most senior. The most senior Vice President shall perform the duties of the President in the absence of the President.

        5.18    Delegation.     Unless prohibited by a resolution of the Directors, the President, Chief Financial Officer, Vice President and Secretary (individually, an "Officer" and collectively, "Officers") may delegate in writing some or all of the duties and powers of such Officer's management position to other Persons. An Officer who delegates the duties or powers of an office remains subject to the standard of conduct for such Officer with respect to the discharge of all duties and powers so delegated.

        5.19    Execution of Instruments.     All deeds, mortgages, bonds, checks, contracts and other instruments pertaining to the business and affairs of the Company shall be signed on behalf of the Company by (i) the Chairman; or (ii) when authorized by resolution(s) of the Directors, the President; or (iii) by such other person or persons as may be designated from time to time by the Directors.

17

        5.20    Limitation of Liability; Indemnification of Directors.     To the maximum extent permitted under the Act and other applicable law, no Member, Director or Officer of this Company shall be personally liable for any debt, obligation or liability of this Company merely by reason of being a Member, Director, Officer or all of the foregoing. No Director or Officer of this Company shall be personally liable to this Company or its Members for monetary damages for a breach of fiduciary duty by such Director or Officer; provided that this provision shall not eliminate or limit the liability of a Director or Officer for any of the following: (i) for any breach of the duty of loyalty to the Company or its Members; (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law; or (iii) for a transaction from which the Director or Officer derived an improper personal benefit or a wrongful distribution in violation of Section 807 of the Act. To the maximum extent permitted under the Act and other applicable law, the Company, its receiver, or its trustee (in the case of its receiver or trustee, to the extent of Company Property) shall indemnify, save and hold harmless, and pay all judgments and claims against each Director or Officer relating to any liability or damage incurred by reason of any act performed or omitted to be performed by such Director, or Officer, in connection with the business of the Company, including reasonable attorneys' fees incurred by such Director or Officer in connection with the defense of any action based on any such act or omission, which attorneys' fees may be paid as incurred, including all such liabilities under federal and state securities laws as permitted by law. To the maximum extent permitted under the Act and other applicable law, in the event of any action by a Unit Holder against any Director or Officer, including a derivative suit, the Company shall indemnify, save harmless, and pay all costs, liabilities, damages and expenses of such Director or Officer, including reasonable attorneys' fees incurred in the defense of such action. Notwithstanding the foregoing provisions, no Director or Officer shall be indemnified by the Company to the extent prohibited or limited (but only to the extent limited) by the Act. The Company may purchase and maintain insurance on behalf of any Person in such Person's official capacity against any liability asserted against and incurred by such Person in or arising from that capacity, whether or not the Company would otherwise be required to indemnify the Person against the liability.

        5.21    Compensation; Expenses of Directors.     No Member or Director shall receive any salary, fee, or draw for services rendered to or on behalf of the Company merely by virtue of their status as a Member or Director, it being the intention that, irrespective of any personal interest of any of the Directors, the Directors shall have authority to establish reasonable compensation of all Directors for services to the Company as Directors, Officers, or otherwise. Except as otherwise approved by or pursuant to a policy approved by the Directors, no Member or Director shall be reimbursed for any expenses incurred by such Member or Director on behalf of the Company. Notwithstanding the foregoing, by resolution by the Directors, the Directors may be paid as reimbursement therefor, their expenses, if any, of attendance at each meeting of the Directors. In addition, the Directors, by resolution, may approve from time to time, the salaries and other compensation packages of the Officers of the Company.

        5.22    Loans.     Any Member or Affiliate may, with the consent of the Directors, lend or advance money to the Company. If any Member or Affiliate shall make any loan or loans to the Company or advance money on its behalf, the amount of any such loan or advance shall not be treated as a contribution to the capital of the Company but shall be a debt due from the Company. The amount of any such loan or advance by a lending Member or Affiliate shall be repayable out of the Company's cash and shall bear interest at a rate not in excess of the prime rate established, from time to time, by any major bank selected by the Directors for loans to its most creditworthy commercial borrowers, plus four percent (4%) per annum. If a Director, or any Affiliate of a Director, is the lending Member, the rate of interest and the terms and conditions of such loan shall be no less favorable to the Company than if the lender had been an independent third party. None of the Members or their Affiliates shall be obligated to make any loan or advance to the Company.

18

SECTION 6. ROLE OF MEMBERS

        6.1    One Membership Class.     There shall initially be one class of Membership Interests and one class of Units. Additional classes of Membership Interests and Units may be created and issued to new Members or to existing Members on such terms and conditions as the Directors may determine and may include the creation of different classes of Membership Interests represented by different classes of Units, which classes may have different rights, powers and preferences, which rights, powers and preferences may be senior to those of existing Members, including, without limitation, voting rights and distribution preferences. Members shall have no preemptive rights to acquire additional or newly created Units of the Company.

        6.2    Members.     Each Person who desires to become a Member must complete and execute a signature page to this Agreement in the form of Exhibit "C" attached hereto and such other documents as may be required by the Directors. Each prospective Member must be approved and admitted to the Company by the Board of Directors. The Membership Interests of the Members shall be set forth on Exhibit "A" to this Agreement.

        6.3    Additional Members.     No Person shall become a Member without the approval of the Directors. The Directors may refuse to admit any Person as a Member in their sole discretion. Any such admission must comply with the requirements described in this Agreement and will be effective only after such Person has executed and delivered to the Company such documentation as determined by the Directors to be necessary and appropriate to effect such admission including the Member's agreement to be bound by this Agreement.

        6.4    Rights or Powers.     Except as otherwise expressly provided for in this Agreement, the Members shall not have any right or power to take part in the management or control of the Company or its business and affairs or to act for or bind the Company in any way.

        6.5    Voting Rights of Members.     The Members shall have voting rights as defined by the Membership Voting Interest of such Member and in accordance with the provisions of this Agreement. Members do not have a right to cumulate their votes for any matter entitled to a vote of the Members, including election of Directors.

        6.6    Member Meetings.     Meetings of the Members shall be called by the Directors, and shall be held at the principal office of the Company or at such other place as shall be designated by the person calling the meeting. Members representing an aggregate of not less than thirty percent (30%) of the Membership Voting Interests may also in writing demand that the Directors call a meeting of the Members. Regular meetings of the Members shall be held not less than once per Fiscal Year.

        6.7    Conduct of Meetings.     Subject to the discretion of the Directors, the Members may participate in any meeting of the Members by means of telephone conference or similar means of communication by which all persons participating in the meeting can simultaneously hear and speak with each other.

        6.8    Notice of Meetings; Waiver.     Notice of the meeting, stating the place, day and hour of the meeting, shall be given to each Member in accordance with Section 11.1 hereof at least five (5) days and no more than sixty (60) days before the day on which the meeting is to be held. A Member may waive the notice of meeting required hereunder by written notice of waiver signed by the Member whether given before, during or after the meeting. Attendance by a Member at a meeting is waiver of notice of that meeting, unless the Member objects at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened and thereafter does not participate in the meeting.

        6.9    Quorum and Proxies.     The presence (in person or by proxy or mail ballot) of Members representing an aggregate of at least twenty-five percent (25%) of the Membership Voting Interests is

19

required for the transaction of business at a meeting of the Members. Voting by proxy or by mail ballot shall be permitted on any matter if authorized by the Directors.

        6.10    Voting; Action by Members.     If a quorum is present, the affirmative vote of a majority of the Membership Voting Interests represented at the Members' meeting (in person, by proxy, or by mail ballot) shall constitute the act of the Members, unless the vote of a greater or lesser proportion or numbers is otherwise required by this Agreement.

        6.11    Record Date.     For the purpose of determining Members entitled to notice of or to vote at any meeting of Members or any adjournment of the meeting, or Members entitled to receive payment of any distribution, or to make a determination of Members for any other purpose, the date on which notice of the meeting is mailed (or otherwise delivered) or the date on which the resolution declaring the distribution is adopted, as the case may be, shall be the record date for determination of Members.

        6.12    Termination of Membership.     The membership of a Member in the Company shall terminate upon the occurrence of events described in the Act, including registration and withdrawal. If for any reason the membership of a Member is terminated, the Member whose membership has terminated loses all Membership Voting Interests and shall be considered merely as Assignee of the Membership Economic Interest owned before the termination of membership, having only the rights of an unadmitted Assignee provided for in Section 9.7 hereof.

        6.13    Continuation of the Company.     The Company shall not be dissolved upon the occurrence of any event that is deemed to terminate the continued membership of a Member. The Company's affairs shall not be required to be wound up. The Company shall continue without dissolution.

        6.14    No Obligation to Purchase Membership Interest.     No Member whose membership in the Company terminates, nor any transferee of such Member, shall have any right to demand or receive a return of such terminated Member's Capital Contributions or to require the purchase or redemption of the Member's Membership Interest. The other Members and the Company shall not have any obligation to purchase or redeem the Membership Interest of any such terminated Member or transferee of any such terminated Member.

        6.15    Waiver of Dissenters Rights.     Each Member hereby disclaims, waives and agrees, to the fullest extent permitted by law or the Act, not to assert dissenters' or similar rights under the Act.

        6.16    Limitation on Ownership.     Notwithstanding any other provision herein, no Member shall directly or indirectly own or control more than forty-nine percent (49%) of the issued and outstanding Units at any time. Units under indirect ownership or control by a Member shall include Units owned or controlled by such Member's Related Parties, Subsidiaries and Affiliates.

SECTION 7. ACCOUNTING, BOOKS AND RECORDS

        7.1    Accounting, Books and Records.     The books and records of the Company shall be kept, and the financial position and the results of its operations recorded, in accordance with GAAP. The books and records shall reflect all the Company transactions and shall be appropriate and adequate for the Company's business. The Company shall maintain at its principal office all of the following: (i) A current list of the full name and last known business or residence address of each Member and Assignee set forth in alphabetical order, together with the Capital Contributions, Capital Account and Units of each Member and Assignee; (ii) The full name and business address of each Director; (iii) A copy of the Articles and any and all amendments thereto together with executed copies of any powers of attorney pursuant to which the Articles or any amendments thereto have been executed; (iv) Copies of the Company's federal, state, and local income tax or information returns and reports, if any, for the six most recent taxable years; (v) A copy of this Agreement and any and all amendments thereto together with executed copies of any powers of attorney pursuant to which this Agreement or any amendments thereto have been executed; and (vi) Copies of the financial statements of the Company,

20

if any, for the six most recent Fiscal Years. The Company shall use the accrual method of accounting in preparation of its financial reports and for tax purposes and shall keep its books and records accordingly.

        7.2    Delivery to Members and Inspection.     Any Member or its designated representative shall have reasonable access during normal business hours to the information and documents kept by the Company pursuant to Section 7.1. The rights granted to a Member pursuant to this Section 7.2 are expressly subject to compliance by such Member with the safety, security and confidentiality procedures and guidelines of the Company, as such procedures and guidelines may be established from time to time. Upon the request of any Member for purposes reasonably related to the interest of that Person as a Member, the Directors shall promptly deliver to the requesting Member, at the expense of the requesting Member, a copy of the information required to be maintained under Section 7.1. Each Member has the right, upon reasonable request for purposes reasonably related to the interest of the Person as a Member and for proper purposes, to: (i) inspect and copy during normal business hours any of the Company records described in Section 7.1; and (ii) obtain from the Directors, promptly after their becoming available, a copy of the Company's federal, state, and local income tax or information returns for each Fiscal Year. Each Assignee shall have the right to information regarding the Company only to the extent required by the Act.

        7.3    Reports.     The chief financial officer of the Company shall be responsible for causing the preparation of financial reports of the Company and the coordination of financial matters of the Company with the Company's accountants. The Company shall cause to be delivered to each Member the financial statements listed below, prepared, in each case (other than with respect to Member's Capital Accounts, which shall be prepared in accordance with this Agreement) in accordance with GAAP consistently applied. As soon as practicable following the end of each Fiscal Year (and in any event not later than one hundred and twenty (120) days after the end of such Fiscal Year) and at such time as distributions are made to the Unit Holders pursuant to Section 10 hereof following the occurrence of a Dissolution Event, a balance sheet of the Company as of the end of such Fiscal Year and the related statements of operations, Unit Holders' Capital Accounts and changes therein, and cash flows for such Fiscal Year, together with appropriate notes to such financial statements and supporting schedules, all of which shall be audited and certified by the Company's accountants, and in each case, to the extent the Company was in existence, setting forth in comparative form the corresponding figures for the immediately preceding Fiscal Year end (in the case of the balance sheet) and the two (2) immediately preceding Fiscal Years (in the case of the statements).

        7.4    Tax Matters.     The Directors shall, without any further consent of the Unit Holders being required (except as specifically required herein), make any and all elections for federal, state, local, and foreign tax purposes as the Directors shall determine appropriate and represent the Company and the Unit Holders before taxing authorities or courts of competent jurisdiction in tax matters affecting the Company or the Unit Holders in their capacities as Unit Holders, and to file any tax returns and execute any agreements or other documents relating to or affecting such tax matters, including agreements or other documents that bind the Unit Holders with respect to such tax matters or otherwise affect the rights of the Company and the Unit Holders. The Directors shall designate a Person to be specifically authorized to act as the "Tax Matters Member" under the Code and in any similar capacity under state or local law; provided, however, that the Directors shall have the authority to designate, remove and replace the Tax Matters Member who shall act as the tax matters partner within the meaning of and pursuant to Regulations Sections 301.6231(a)(7)-1 and-2 or any similar provision under state or local law. Necessary tax information shall be delivered to each Unit Holder as soon as practicable after the end of each Fiscal Year of the Company but not later than three (3) months after the end of each Fiscal Year.

21

SECTION 8. AMENDMENTS

        8.1    Amendments.     Amendments to this Agreement may be proposed by the Board of Directors or any Member. Following such proposal, the Board of Directors shall submit to the Members a verbatim statement of any proposed amendment, providing that counsel for the Company shall have approved of the same in writing as to form, and the Board of Directors shall include in any such submission a recommendation as to the proposed amendment. The Board of Directors shall seek the written vote of the Members on the proposed amendment or shall call a meeting to vote thereon and to transact any other business that it may deem appropriate. A proposed amendment shall be adopted and be effective as an amendment hereto only if approved by the affirmative vote of a majority of the Members constituting the quorum. Notwithstanding any provision of this Section 8.1 to the contrary, this Agreement shall not be amended without the consent of each Member adversely affected if such amendment would modify the limited liability of a Member, or alter the Membership Economic Interest of a Member.

SECTION 9. TRANSFERS

        9.1    Restrictions on Transfers.     Except as otherwise permitted by this Agreement, no Member shall Transfer all or any portion of its Units. In the event that any Member pledges or otherwise encumbers all or any part of its Units as security for the payment of a Debt, any such pledge or hypothecation shall be made pursuant to a pledge or hypothecation agreement that requires the pledgee or secured party to be bound by all of the terms and conditions of this Section 9. In the event such pledgee or secured party becomes the Unit Holder hereunder pursuant to the exercise of such party's rights under such pledge or hypothecation agreement, such pledgee or secured party shall be bound by all terms and conditions of this Operating Agreement and all other agreements governing the rights and obligations of Unit Holders. In such case, such pledgee or secured party, and any transferee or purchaser of the Units held by such pledgee or secured party, shall not have any Membership Voting Interest attached to such Units unless and until the Directors have approved in writing and admitted as a Member hereunder, such pledgee, secured party, transferee or purchaser of such Units.

        9.2    Permitted Transfers.     Subject to the conditions and restrictions set forth in this Section 9, a Unit Holder may:

          (a)   at any time Transfer all or any portion of its Units:

      (i)
      to the transferor's administrator or trustee to whom such Units are transferred involuntarily by operation of law or judicial decree, or;

      (ii)
      without consideration to or in trust for descendants or the spouse of a Member; and

          (b)   at any time following the date on which substantial operations of the Facilities commences, Transfer all or any portion of its Units:

      (i)
      to any Person approved by the Directors in writing;

      (ii)
      to any other Member or to any Affiliate or Related Party of another Member; or

      (iii)
      to any Affiliate or Related Party of the transferor.

        Any such Transfer set forth in this Section 9.2 and meeting the conditions set forth in Section 9.3 below is referred to in this Agreement as a "Permitted Transfer."

22

        9.3    Conditions Precedent to Transfers.     In addition to the conditions set forth above, no Transfer of a Membership Interest shall be effective unless and until all of the following conditions have been satisfied:

          (a)   Except in the case of a Transfer involuntarily by operation of law, the transferor and transferee shall execute and deliver to the Company such documents and instruments of Transfer as may be necessary or appropriate in the opinion of counsel to the Company to effect such Transfer. In the case of a Transfer of Units involuntarily by operation of law, the Transfer shall be confirmed by presentation to the Company of legal evidence of such Transfer, in form and substance satisfactory to counsel to the Company. In all cases, the transferor and/or transferee shall pay all reasonable costs and expenses connected with the Transfer and the admission of the Transferee as a Member and incurred as a result of such Transfer, including but not limited to, legal fees and costs.

          (b)   The transferor and transferee shall furnish the Company with the transferee's taxpayer identification number, sufficient information to determine the transferee's initial tax basis in the Units transferred, and any other information reasonably necessary to permit the Company to file all required federal and state tax returns and other legally required information statements or returns. Without limiting the generality of the foregoing, the Company shall not be required to make any distribution otherwise provided for in this Agreement with respect to any transferred Units until it has received such information.

          (c)   Except in the case of a Transfer of any Units involuntarily by operation of law, either (i) such Units shall be registered under the Securities Act, and any applicable state securities laws, or (ii) the transferor shall provide an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Directors, to the effect that such Transfer is exempt from all applicable registration requirements and that such Transfer will not violate any applicable laws regulating the Transfer of securities.

          (d)   Except in the case of a Transfer of Units involuntarily by operation of law, the transferor shall provide an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Directors, to the effect that such Transfer will not cause the Company to be deemed to be an "investment company" under the Investment Company Act of 1940.

          (e)   Unless otherwise approved by the Directors and Members representing in the aggregate a 75% majority of the Membership Voting Interests, no Transfer of Units shall be made except upon terms which would not, in the opinion of counsel chosen by and mutually acceptable to the Directors and the transferor Member, result in the termination of the Company within the meaning of Section 708 of the Code or cause the application of the rules of Sections 168(g)(1)(B) and 168(h) of the Code or similar rules to apply to the Company. If the immediate Transfer of such Unit would, in the opinion of such counsel, cause a termination within the meaning of Section 708 of the Code, then if, in the opinion of such counsel, the following action would not precipitate such termination, the transferor Member shall be entitled to (or required, as the case may be) (i) immediately Transfer only that portion of its Units as may, in the opinion of such counsel, be transferred without causing such a termination and (ii) enter into an agreement to Transfer the remainder of its Units, in one or more Transfers, at the earliest date or dates on which such Transfer or Transfers may be effected without causing such termination. The purchase price for the Units shall be allocated between the immediate Transfer and the deferred Transfer or Transfers pro rata on the basis of the percentage of the aggregate Units being transferred, each portion to be payable when the respective Transfer is consummated, unless otherwise agreed by the parties to the Transfer. In the case of a Transfer by one Member to another Member, the deferred purchase price shall be deposited in an interest-bearing escrow account unless another method of

23

  securing the payment thereof is agreed upon by the transferor Member and the transferee Member(s).

          (f)    No notice or request initiating the procedures contemplated by Section 9.3 may be given by any Member after a Dissolution Event has occurred. No Member may sell all or any portion of its Units after a Dissolution Event has occurred.

          (g)   No Person shall Transfer any Unit if, in the determination of the Directors, such Transfer would cause the Company to be treated as a "publicly traded partnership" within the meaning of Section 7704(b) of the Code.

        The Directors shall have the authority to waive any legal opinion or other condition required in this Section 9.3 other than the Member approval requirement set forth in Section 9.3(e).

        9.4    Prohibited Transfers.     Any purported Transfer of Units that is not permitted under this Section shall be null and void and of no force or effect whatsoever; provided that, if the Company is required to recognize such a Transfer (or if the Directors, in their sole discretion, elect to recognize such a Transfer), the Units Transferred shall be strictly limited to the transferor's Membership Economic Interests as provided by this Agreement with respect to the transferred Units, which Membership Economic Interests may be applied (without limiting any other legal or equitable rights of the Company) to satisfy any debts, obligations, or liabilities for damages that the transferor or transferee of such Interest may have to the Company. In the case of a Transfer or attempted Transfer of Units that is not permitted under this Section, the parties engaging or attempting to engage in such Transfer shall be liable to indemnify and hold harmless the Company and the other Members from all cost, liability, and damage that any of such indemnified Members may incur (including, without limitation, incremental tax liabilities, lawyers' fees and expenses) as a result of such Transfer or attempted Transfer and efforts to enforce the indemnity granted hereby.

        9.5    No Dissolution or Termination.     The transfer of a Membership Interest pursuant to the terms of this Article shall not dissolve or terminate the Company. No Member shall have the right to have the Company dissolved or to have such Member's Capital Contribution returned except as provided in this Agreement.

        9.6    Prohibition of Assignment.     Notwithstanding the foregoing provisions of this Article, Transfer of a Membership Interest may be made if the Membership Interest sought to be sold, exchanged or transferred, when added to the total of all other Membership Interests sold, exchanged or transferred within the period of twelve (12) consecutive months prior thereto, would result in the termination of the Company under Section 708 of the Internal Revenue Code. In the event of a transfer of any Membership Interests, the Members will determine, in their sole discretion, whether or not the Company will elect pursuant to Section 754 of the Internal Revenue Code (or corresponding provisions of future law) to adjust the basis of the assets of the Company.

        9.7    Rights of Unadmitted Assignees.     A Person who acquires Units but who is not admitted as a substituted Member pursuant to Section 9.7 hereof shall be entitled only to the Membership Economic Interests with respect to such Units in accordance with this Agreement, and shall not be entitled to the Membership Voting Interest with respect to such Units. In addition, such Person shall have no right to any information or accounting of the affairs of the Company, shall not be entitled to inspect the books or records of the Company, and shall not have any of the rights of a Member under the Act or this Agreement.

        9.8    Admission of Substituted Members.     As to Permitted Transfers, a transferee of Units shall be admitted as a substitute Member provided that such transferee has complied with the following provisions: (a) The transferee of Units shall, by written instrument in form and substance reasonably satisfactory to the Directors; (i) accept and adopt the terms and provisions of this Agreement, including this Section 9, and (ii) assume the obligations of the transferor Member under this Agreement with

24

respect to the transferred Units. The transferor Member shall be released from all such assumed obligations except (x) those obligations or liabilities of the transferor Member arising out of a breach of this Agreement, (y) in the case of a Transfer to any Person other than a Member or any of its Affiliates, those obligations or liabilities of the transferor Member based on events occurring, arising or maturing prior to the date of Transfer, and (z) in the case of a Transfer to any of its Affiliates, any Capital Contribution or other financing obligation of the transferor Member under this Agreement; (b) The transferee pays or reimburses the Company for all reasonable legal, filing, and publication costs that the Company incurs in connection with the admission of the transferee as a Member with respect to the Transferred Units; and (c) Except in the case of a Transfer involuntarily by operation of law, if required by the Directors, the transferee (other than a transferee that was a Member prior to the Transfer) shall deliver to the Company evidence of the authority of such Person to become a Member and to be bound by all of the terms and conditions of this Agreement, and the transferee and transferor shall each execute and deliver such other instruments as the Directors reasonably deem necessary or appropriate to effect, and as a condition to, such Transfer.

        9.9    Representations Regarding Transfers.

          (a)   Each Member hereby covenants and agrees with the Company for the benefit of the Company and all Members, that (i) it is not currently making a market in Units and will not in the future make a market in Units, (ii) it will not Transfer its Units on an established securities market, a secondary market (or the substantial equivalent thereof) within the meaning of Code Section 7704(b) (and any Regulations, proposed Regulations, revenue rulings, or other official pronouncements of the Internal Revenue Service or Treasury Department that may be promulgated or published thereunder), and (iii) in the event such Regulations, revenue rulings, or other pronouncements treat any or all arrangements which facilitate the selling of Company interests and which are commonly referred to as "matching services" as being a secondary market or substantial equivalent thereof, it will not Transfer any Units through a matching service that is not approved in advance by the Company. Each Member further agrees that it will not Transfer any Units to any Person unless such Person agrees to be bound by this Section 9 and to Transfer such Units only to Persons who agree to be similarly bound.

          (b)   Each Member hereby represents and warrants to the Company and the Members that such Member's acquisition of Units hereunder is made as principal for such Member's own account and not for resale or distribution of such Units. Each Member further hereby agrees that the following legend, as the same may be amended by the Directors in their sole discretion, may be placed upon any counterpart of this Agreement, the Articles, or any other document or instrument evidencing ownership of Units:

    THE TRANSFERABILITY OF THE MEMBERSHIP UNITS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED. SUCH UNITS MAY NOT BE SOLD, ASSIGNED, OR TRANSFERRED, NOR WILL ANY ASSIGNEE, VENDEE, TRANSFEREE OR ENDORSEE THEREOF BE RECOGNIZED AS HAVING ACQUIRED ANY SUCH UNITS FOR ANY PURPOSES, UNLESS AND TO THE EXTENT SUCH SALE, TRANSFER, HYPOTHECATION, OR ASSIGNMENT IS PERMITTED BY, AND IS COMPLETED IN STRICT ACCORDANCE WITH, THE TERMS AND CONDITIONS SET FORTH IN THE OPERATING AGREEMENT OF THE COMPANY AND AGREED TO BY EACH MEMBER.

    THE UNITS REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS, EXCEPT THE STATE OF IOWA, AND MAY NOT BE SOLD, OFFERED FOR SALE, OR TRANSFERRED IN ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND UNDER APPLICABLE

25

    STATE SECURITIES LAWS. IN ADDITION, THE UNITS REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED WHILE THE COMPANY IS OFFERING SUCH UNITS FOR SALE AND FOR A PERIOD OF NINE MONTHS FROM THE DATE OF THE LAST SALE BY THE COMPANY OF SUCH UNITS, TO ANY PERSONS RESIDENT OUTSIDE THE STATE OF IOWA.

        9.10    Distribution and Allocations in Respect of Transferred Units.     If any Units are Transferred during any Fiscal Year in compliance with the provisions of this Section 9, Profits, Losses, each item thereof, and all other items attributable to the Transferred Units for such Fiscal Year shall be divided and allocated between the transferor and the transferee by taking into account their varying interests during the Fiscal Year in accordance with Code Section 706(d), using any conventions permitted by law and selected by the Directors. All distributions on or before the date of such Transfer shall be made to the transferor, and all distributions thereafter shall be made to the transferee. Solely for purposes of making such allocations and distributions, the Company shall recognize such Transfer not later than the end of the calendar month during which it is given notice of such Transfer, provided that, if the Company is given notice of a Transfer at least ten (10) Business Days prior to the Transfer, the Company shall recognize such Transfer as of the date of such Transfer, and provided further that if the Company does not receive a notice stating the date such Units were transferred and such other information as the Directors may reasonably require within thirty (30) days after the end of the Fiscal Year during which the Transfer occurs, then all such items shall be allocated, and all distributions shall be made, to the Person who, according to the books and records of the Company, was the owner of the Units on the last day of such Fiscal Year. Neither the Company nor any Member shall incur any liability for making allocations and distributions in accordance with the provisions of this Section 9.10, whether or not the Directors or the Company has knowledge of any Transfer of ownership of any Units.

        9.11    Additional Members.     Additional Members may be admitted from time to time upon the approval of the Directors. Any such additional Member shall pay such purchase price for his/her/its Membership Interest and shall be admitted in accordance with such terms and conditions, as the Directors shall approve. All Members acknowledge that the admission of additional Members may result in dilution of a Member's Membership Interest. Prior to the admission of any Person as a Member, such Person shall agree to be bound by the provisions of this Agreement and shall sign and deliver an Addendum to this Agreement in the form of Exhibit C, attached hereto. Upon execution of such Addendum, such additional Members shall be deemed to be parties to this Agreement as if they had executed this Agreement on the original date hereof, and, along with the parties to this Agreement, shall be bound by all the provisions hereof from and after the date of execution hereof. The Members hereby designate and appoint the Directors to accept such additional Members and to sign on their behalf any Addendum in the form of Exhibit C, attached hereto.

SECTION 10. DISSOLUTION AND WINDING UP

        10.1    Dissolution.     The Company shall dissolve and shall commence winding up and liquidating upon the first to occur of any of the following (each a "DISSOLUTION EVENT"): (i) The affirmative vote of a 75% majority in interest of the Membership Voting Interests to dissolve, wind up, and liquidate the Company; or (ii) The entry of a decree of judicial dissolution pursuant to the Act. The Members hereby agree that, notwithstanding any provision of the Act, the Company shall not dissolve prior to the occurrence of a Dissolution Event.

        10.2    Winding Up.     Upon the occurrence of a Dissolution Event, the Company shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and Members, and no Member shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Company's business and affairs, PROVIDED that all covenants contained in this Agreement and obligations provided for in this

26

Agreement shall continue to be fully binding upon the Members until such time as the Property has been distributed pursuant to this Section 10.2 and the Articles have been canceled pursuant to the Act. The Liquidator shall be responsible for overseeing the prompt and orderly winding up and dissolution of the Company. The Liquidator shall take full account of the Company's liabilities and Property and shall cause the Property or the proceeds from the sale thereof (as determined pursuant to Section 10.8 hereof), to the extent sufficient therefor, to be applied and distributed, to the maximum extent permitted by law, in the following order: (a) First, to creditors (including Members and Directors who are creditors, to the extent otherwise permitted by law) in satisfaction of all of the Company's Debts and other liabilities (whether by payment or the making of reasonable provision for payment thereof), other than liabilities for which reasonable provision for payment has been made; and (b) Second, except as provided in this Agreement, to Members in satisfaction of liabilities for distributions pursuant to the Act; (c) Third, the balance, if any, to the Unit Holders in accordance with the positive balance in their Capital Accounts calculated after making the required adjustment set forth in clause (t) of the definition of Gross Asset Value in Section 1.10 of this Agreement, after giving effect to all contributions, distributions and allocations for all periods.

        10.3    Compliance with Certain Requirements of Regulations; Deficit Capital Accounts.     In the event the Company is "liquidated" within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), (a) distributions shall be made pursuant to this Section 10 to the Unit Holders who have positive Capital Accounts in compliance with Regulations Section 1.704-1(b)(2)(ii)(b)(2). If any Unit Holder has a deficit balance in his Capital Account (after giving effect to all contributions, distributions and allocations for all Fiscal Years, including the Fiscal Year during which such liquidation occurs), such Unit Holder shall have no obligation to make any contribution to the capital of the Company with respect to such deficit, and such deficit shall not be considered a debt owed to the Company or to any other Person for any purpose whatsoever. In the discretion of the Liquidator, a pro rata portion of the distributions that would otherwise be made to the Unit Holders pursuant to this Section 10 may be: (a) Distributed to a trust established for the benefit of the Unit Holders for the purposes of liquidating Company assets, collecting amounts owed to the Company, and paying any contingent or unforeseen liabilities or obligations of the Company. The assets of any such trust shall be distributed to the Unit Holders from time to time, in the reasonable discretion of the Liquidator, in the same proportions as the amount distributed to such trust by the Company would otherwise have been distributed to the Unit Holders pursuant to Section 10.2 hereof; or (b) Withheld to provide a reasonable reserve for Company liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed to the Company, provided that such withheld amounts shall be distributed to the Unit Holders as soon as practicable.

        10.4    Deemed Distribution and Recontribution.     Notwithstanding any other provision of this Section 10, in the event the Company is liquidated within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g) but no Dissolution Event has occurred, the Property shall not be liquidated, the Company's Debts and other liabilities shall not be paid or discharged, and the Company's affairs shall not be wound up.

        10.5    Rights of Unit Holders.     Except as otherwise provided in this Agreement, each Unit Holder shall look solely to the Property of the Company for the return of its Capital Contribution and has no right or power to demand or receive Property other than cash from the Company. If the assets of the Company remaining after payment or discharge of the debts or liabilities of the Company are insufficient to return such Capital Contribution, the Unit Holders shall have no recourse against the Company or any other Unit Holder or Directors.

        10.6    Allocations During Period of Liquidation.     During the period commencing on the first day of the Fiscal Year during which a Dissolution Event occurs and ending on the date on which all of the assets of the Company have been distributed to the Unit Holders pursuant to Section 10.2 hereof (the

27

"Liquidation Period"), the Unit Holders shall continue to share Profits, Losses, gain, loss and other items of Company income, gain, loss or deduction in the manner provided in Section 3 hereof.

        10.7    Character of Liquidating Distributions.     All payments made in liquidation of the interest of a Unit Holder in the Company shall be made in exchange for the interest of such Unit Holder in Property pursuant to Section 736(b)(1) of the Code, including the interest of such Unit Holder in Company goodwill.

        10.8    The Liquidator.     The "Liquidator" shall mean a Person appointed by the Directors(s) to oversee the liquidation of the Company. Upon the consent of a majority in interest of the Members, the Liquidator may be the Directors. The Company is authorized to pay a reasonable fee to the Liquidator for its services performed pursuant to this Section 10 and to reimburse the Liquidator for its reasonable costs and expenses incurred in performing those services. The Company shall indemnify, save harmless, and pay all judgments and claims against such Liquidator or any officers, Directors, agents or employees of the Liquidator relating to any liability or damage incurred by reason of any act performed or omitted to be performed by the Liquidator, or any officers, Directors, agents or employees of the Liquidator in connection with the liquidation of the Company, including reasonable attorneys' fees incurred by the Liquidator, officer, Director, agent or employee in connection with the defense of any action based on any such act or omission, which attorneys' fees may be paid as incurred, except to the extent such liability or damage is caused by the fraud, intentional misconduct of, or a knowing violation of the laws by the Liquidator which was material to the cause of action.

        10.9    Forms of Liquidating Distributions.     For purposes of making distributions required by Section 10.2 hereof, the Liquidator may determine whether to distribute all or any portion of the Property in-kind or to sell all or any portion of the Property and distribute the proceeds therefrom.

SECTION 11. MISCELLANEOUS

        11.1    Notices.     Any notice, payment, demand, or communication required or permitted to be given by any provision of this Agreement shall be in writing and shall be deemed to have been delivered, given, and received for all purposes (i) if delivered personally to the Person or to an officer of the Person to whom the same is directed, or (ii) when the same is actually received, if sent by regular or certified mail, postage and charges prepaid, or by facsimile, if such facsimile is followed by a hard copy of the facsimile communication sent promptly thereafter by registered or certified mail, postage and charges prepaid, addressed as follows, or to such other address as such Person may from time to time specify by notice to the Members and the Directors: (a) If to the Company, to the address determined pursuant to Section 1.4 hereof; (b) If to the Directors, to the address set forth on record with the Company; (c) If to a Member, either to the address set forth in Section 2.1 hereof or to such other address has been provided in writing to the Company.

        11.2    Binding Effect.     Except as otherwise provided in this Agreement, every covenant, term, and provision of this Agreement shall be binding upon and inure to the benefit of the Members and their respective successors, transferees, and assigns.

        11.3    Construction.     Every covenant, term, and provision of this Agreement shall be construed simply according to its fair meaning and not strictly for or against any Member.

        11.4    Headings.     Section and other headings contained in this Agreement are for reference purposes only and are not intended to describe, interpret, define, or limit the scope, extent, or intent of this Agreement or any provision hereof.

        11.5    Severability.     Except as otherwise provided in the succeeding sentence, every provision of this Agreement is intended to be severable, and, if any term or provision of this Agreement is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity or legality of the remainder of this Agreement. The preceding sentence of this Section 11.5 shall be of no force or

28

effect if the consequence of enforcing the remainder of this Agreement without such illegal or invalid term or provision would be to cause any Member to lose the material benefit of its economic bargain.

        11.6    Incorporation By Reference.     Every exhibit, schedule, and other appendix attached to this Agreement and referred to herein is incorporated in this Agreement by reference unless this Agreement expressly otherwise provides.

        11.7    Variation of Terms.     All terms and any variations thereof shall be deemed to refer to masculine, feminine, or neuter, singular or plural, as the identity of the Person or Persons may require.

        11.8    Governing Law.     The laws of the State of Iowa shall govern the validity of this Agreement, the construction of its terms, and the interpretation of the rights and duties arising hereunder.

        11.9    Waiver of Jury Trial.     Each of the Members irrevocably waives to the extent permitted by law, all rights to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement.

        11.10    Counterpart Execution.     This Agreement may be executed in any number of counterparts with the same effect as if all of the Members had signed the same document. All counterparts shall be construed together and shall constitute one agreement.

        11.11    Specific Performance.     Each Member agrees with the other Members that the other Members would be irreparably damaged if any of the provisions of this Agreement are not performed in accordance with their specific terms and that monetary damages would not provide an adequate remedy in such event. Accordingly, it is agreed that, in addition to any other remedy to which the nonbreaching Members may be entitled, at law or in equity, the nonbreaching Members shall be entitled to injunctive relief to prevent breaches of the provisions of this Agreement and specifically to enforce the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having subject matter jurisdiction thereof.

        IN WITNESS WHEREOF, the parties have executed and entered into this Operating Agreement of the Company as of the day first set forth above.

COMPANY:
WESTERN IOWA ENERGY, LLC
By:	/s/ JOHN GEAKE
Its:	Chairman

29

EXHIBIT "A"
Western Iowa Energy, LLC
Initial Membership List

Name and Address of Initial Members	Units
Bush Boys Enterp. LLC P.O. Box 159, Wall Lake, IA 51466	200
Marla Conley 5641 R. Avenue, Cherokee, IA 51012	30
Jeff and Debi Cranston 1881 315th Street, Oldebolt, IA 51458	30
John Geake 3764 Needham Avenue, Wall Lake, IA 51466	124
Horan Bros. 3220 2410th St, Rockwell City, IA 50579	30
Denny and LaRae Mauser 1940 190th Street, Early, IA 50535	100
James A. Meyer 1854 280th Street, Odebolt, IA 51458	30
Muench Ag. Inc. 611 E. Ave, Ogden, IA 50212	200
Windy Hill Farms, Inc. 25426 320th St., Minden, IA 51553	70
Clayton Schroeder Trust Wall Lake, IA 51466	200
David Sieck 1710 Timber Lane, Glenwood, IA 51534	50
Orlin and Myra Steinkamp 105 W. 6th, Wall Lake, IA 51466	40
Norman Behrens C/O Bank Midwest, Wall Lake, IA 51466	10
Madeline J. Meyer	20
Corey McCoid and Tonia McCoid	20
Brent G. and Chris VanderWal	10
John Walter Franken	20
Lindall Rydberg	20
Clayton Larson and Kathy Larson	10
Quirk Farms 2185 330th Street, Wall Lake, IA 51456	20
Grant Snyder and Daniel Snyder	20
Wm. Geake Wall Lake, IA 51466	20

Name and Address of Initial Members	Units
Brincks Farm Supply Auburn, IA 51433	10
Orrie Muench and Karen Muench	40
Steve and Diane Hansen	10
Pam and Mike Rix	10
Norman and Darlene Kolbe	20
Dean Albrecht 423 19th Place, Carroll, IA 51401	20
Craig Aschinger 3415 Needham Ave, Wall Lake, IA 51466	10
Charles Brotherton 3729 Perkins Ave., Wall Lake, IA 51466	30
Bill Brotherton 3725 Perkins Ave., Wall Lake, IA 51466	30
Chris Brotherton 713 Stuart, Wall Lake, IA 51466	24
Jay Brown 403 West 7th, Wall Lake, IA 51466	10
Reg Clause Jefferson, IA 50129	20
Vince Davis P.O. Box 394, Early, IA 50535	10
Rod Drost 706 High Street, Wall Lake, IA 51466	10
Gosh Farms 2933 Market Ave, Ida Grove, IA 51445	10
Duane and Judy Herrig P.O. Box 458, Wall Lake, IA 51466	12
Richard Kimberly 12787 NE 112th St., Maxwell, IA 50161	10
Grant Kimberly 308 NE Georgetown Blvd., Ankeny, IA 50021	10
Raasch Farms Ltd. Odebolt, IA 51458	20
Jerry Schmitz 15601 Harbor Drive, Spirit Lake, IA 51306	30
H.F. Schroeder 106 W. 6th, Wall Lake, IA 51466	30
Neil Siebenaller P.O. Box 156, Arthur, IA 51431	10
David Tiefenthaler 3391 Yankee Avenue, Auburn, IA 51433	20
Wall Lake Lumber P.O. Box 429, Wall Lake, IA 51466	10

 EXHIBIT "B"
Initial Board of Directors

Name of Initial Director	Address of Initial Director
Warren Bush	101 Boyer Wall Lake, Iowa 51466
Marla Conley	5641 R Avenue Cherokee, Iowa 51012
Jeff Cranston	1881 315th Street Odebolt, Iowa 51458
John Geake	3764 Needham Avenue Wall Lake, Iowa 51466
Bill Horan	3220 240th Street Rockwell City, Iowa 50579
Denny Mauser	1940190th Street Early, Iowa 50535
Jim Meyer	1854 280th Street Odebolt, Iowa 51458
Mark Muench	611 E Avenue Ogden, Iowa 50212
Kevin Ross	25426 320th Street Minden, Iowa 51553
Tom Schroder	Wall Lake, Iowa 51466
Dave Sieck	1710 Timber Lane Glenwood, Iowa 51534
Orlin Steinkamp	105 W. 6th Wall Lake, Iowa 51466

 EXHIBIT "C"

MEMBER SIGNATURE PAGE

ADDENDA
TO THE
AMENDED & RESTATED
OPERATING AGREEMENT OF
WESTERN IOWA ENERGY, LLC

        The undersigned does hereby represent and warrant that the undersigned, as a condition to becoming a Member in Western Iowa Energy, LLC, has received a copy of the Amended & Restated Operating Agreement, dated January 31, 2005, and, if applicable, all amendments and modifications thereto, and does hereby agree that the undersigned, along with the other parties to the Amended & Restated Operating Agreement, shall be subject to and comply with all terms and conditions of said Amended & Restated Operating Agreement in all respects as if the undersigned had executed said Amended & Restated Operating Agreement on the original date thereof and that the undersigned is and shall be bound by all of the provisions of said Amended & Restated Operating Agreement from and after the date of execution hereof.

Individuals:	Entities:
Name of Individual Member (Please Print)	Name of Entity (Please Print)
Signature of Individual	Print Name and Title of Officer
Name of Joint Individual Member (Please Print)	Signature of Officer
Signature of Joint Individual Member

Agreed and accepted on behalf of the Company and its Members:
WESTERN IOWA ENERGY, LLC
By:
Its:

Exhibit B

FIRST AMENDMENT TO AMENDED AND RESTATED OPERATING AGREEMENT OF
WESTERN IOWA ENERGY, LLC

        THIS FIRST AMENDMENT TO THE AMENDED AND RESTATED OPERATING AGREEMENT OF WESTERN IOWA ENERGY, LLC dated January 31, 2005 (the "Operating Agreement") is adopted and approved effective as of the 14th day of April, 2008, by the affirmative vote of a majority of the Membership Voting Interests represented at a Meeting of the Members (in person, by proxy, or by mail ballot) of Western Iowa Energy, LLC (the "Company") pursuant to Section 8.1 of the Operating Agreement of the Company at a Meeting of the Members held on April 14, 2008.

The Operating Agreement is amended as follows:

Section 5.14 is amended to read as follows:

        5.14    President and Chief Executive Officer.     Until provided otherwise by a resolution of the Directors, the Chairman shall also act as the ~~interim~~ President and Chief Executive Officer ("CEO") of the Company (herein referred to as the "President"; the titles of President and CEO shall constitute a reference to one and the same office and Officer of the Company), and the Chairman may exercise the duties of the office of Chairman using any such designations. ~~The Director shall appoint someone other than the Chairman as the President of the Company not later than the commencement of operations of the Facilities, and such President~~ The President and/or Chairman, as the case may be, shall perform such duties as the Directors may from time to time prescribe.~~, including without limitation, the management of the day to day operations of the Facilities.~~

        I, Kevin Ross, do hereby certify that I am the duly elected, qualified, and acting Secretary of the Company, and further certify that the above amendment was duly adopted by a majority of the Membership Voting Interests represented at a meeting of the Members of the Company held on April 14, 2008, in accordance with the provisions of the Company's Operating Agreement.

/s/ KEVIN ROSS Kevin Ross, Secretary
Approved:
/s/ WILLIAM J. HORAN William J. Horan, Chairman

1

 Exhibit C

SECOND AMENDED & RESTATED

OPERATING AGREEMENT

OF

WESTERN IOWA ENERGY, LLC

Dated                        , 2011

i

ii

SECOND AMENDED & RESTATED
OPERATING AGREEMENT
OF
WESTERN IOWA ENERGY, LLC

        This SECOND AMENDED AND RESTATED OPERATING AGREEMENT (the "Agreement") is entered into and shall be effective as of the    day of                , 2011, by and among Western Iowa Energy, LLC, an Iowa limited liability company (the "Company"), each of the Persons who are identified as Members on the Membership Register and any other Persons as may from time-to-time be subsequently admitted as a Member of the Company in accordance with the terms of this Agreement. Capitalized terms not otherwise defined herein shall have the meaning set forth in Section 1.10.

        WHEREAS, the Members of the Company adopted an Operating Agreement of the Company dated September 21, 2004; and

        WHEREAS, the Members of the Company adopted an Amended and Restated Operating Agreement of the Company dated January 31, 2005; and

        WHEREAS, the Members of the Company adopted a First Amendment to Amended and Restated Operating Agreement of the Company dated April 14, 2008; and

        WHEREAS, the Members desire to amend and restate the Amended and Restated Operating Agreement dated January 31, 2005, as amended by the First Amendment to Amended and Restated Operating Agreement of the Company dated April 14, 2008, in order to cause the classification of the Company's Units into three classes, designated as Class A Units, Class B Units and Class C Units, as provided herein, with each such class of Units having the rights, privileges and obligations described in this Agreement, and to adopt certain other amendments set forth herein; and

        WHEREAS, the Directors have recommended the adoption of this Agreement, and the Members voted to adopt this Agreement at a meeting of the Members held on                        , 2011.

        NOW, THEREFORE, in consideration of the covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. THE COMPANY

        1.1    Formation.     The initial Members formed the Company as an Iowa limited liability company by filing Articles of Organization with the Iowa Secretary of State on September 21, 2004 pursuant to Iowa Code Chapter 490A. Effective January 1, 2011, the Company became subject to the Act rather than Chapter 490A. To the extent that the rights or obligations of any Member are different by reason of any provision of this Agreement than they would be in the absence of such provision, this Agreement shall, to the extent permitted by the Act, control.

        1.2    Name.     The name of the Company shall be "Western Iowa Energy, LLC" and all business of the Company shall be conducted in such name.

        1.3    Purpose; Powers.     The nature of the business and purposes of the Company are: (i) to own, construct, operate, lease, finance, contract with, and/or invest in biodiesel production and co-product production facilities as permitted under the applicable laws of the State of Iowa; (ii) to engage in the processing of feedstocks into biodiesel and any and all related co-products, and the marketing of all products and co-products from such processing; and (iii) to engage in any other business and investment activity in which an Iowa limited liability company may lawfully be engaged, as determined by the Directors. The Company has the power to do any and all acts necessary, appropriate, proper, advisable, incidental or convenient to or in furtherance of the purpose of the Company as set forth in

1

this Section 1.3 and has, without limitation, any and all powers that may be exercised on behalf of the Company by the Directors pursuant to Section 5 hereof.

        1.4    Principal Place of Business.     The Company shall continuously maintain an office in Iowa. The principal office of the Company shall be at 1220 S. Center Street, P.O. Box 399, Wall Lake, Iowa 51466, or elsewhere as the Directors may determine. Any documents required by the Act to be kept by the Company shall be maintained at the Company's principal office.

        1.5    Term.     The Company has perpetual duration and shall continue until the winding up and liquidation of the Company and its business is completed following a Dissolution Event as provided in Section 10 hereof.

        1.6    Agent For Service of Process.     The name and address of the agent for service of process on the Company in the State of Iowa shall be William E. Hanigan, 215 10th Street, Suite 1300, Des Moines, Iowa, 50309, or any successor appointed by the Directors.

        1.7    Title to Property.     All Property owned by the Company shall be owned by the Company as an entity and no Member shall have any ownership interest in such Property in his/her/its individual name. Each Member's interest in the Company shall be personal property for all purposes. At all times after the Effective Date, the Company shall hold title to all of its Property in the name of the Company and not in the name of any Member.

        1.8    Payment of Individual Obligations.     The Company's credit and assets shall be used solely for the benefit of the Company, and no asset of the Company shall be Transferred or encumbered for, or in payment of, any individual obligation of any Member.

        1.9    Independent Activities; Transactions With Affiliates.     The Directors shall be required to devote such time to the affairs of the Company as may be necessary to manage and operate the Company, and shall be free to serve any other Person or enterprise in any capacity that the Director may deem appropriate in its discretion. Neither this Agreement nor any activity undertaken pursuant hereto shall (i) prevent any Member or Director or its Affiliates, acting on its own behalf, from engaging in whatever activities it chooses, whether the same are competitive with the Company or otherwise, and any such activities may be undertaken without having or incurring any obligation to offer any interest in such activities to the Company or any Member; or (ii) require any Member or Director to permit the Company or Director or Member or its Affiliates to participate in any such activities, and as a material part of the consideration for the execution of this Agreement by each Member, each Member hereby waives, relinquishes, and renounces any such right or claim of participation. To the extent permitted by applicable law and subject to the provisions of this Agreement, the Directors are hereby authorized to cause the Company to purchase Property from, sell Property to or otherwise deal with any Member (including any Member who is also a Director), acting on its own behalf, or any Affiliate of any Member; provided that any such purchase, sale or other transaction shall be made on terms and conditions which are no less favorable to the Company than if the sale, purchase or other transaction had been made with an independent third party.

        1.10    Definitions.     Capitalized words and phrases used in this Agreement have the following meanings:

          (a)   "Act" means the Iowa Revised Uniform Limited Liability Company Act, Iowa Code Chapter 489, as amended from time to time (or any corresponding provision or provisions of any succeeding law).

          (b)   "Adjusted Capital Account Deficit" means, with respect to any Unit Holder, the deficit balance, if any, in such Unit Holder's Capital Account as of the end of the relevant Fiscal Year, after giving effect to the following adjustments: (i) Credit to such Capital Account any amounts which such Unit Holder is deemed to be obligated to restore pursuant to the next to the last

2

  sentences in Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations; and (ii) Debit to such Capital Account the items described in Sections l.704-1(b)(2)(ii)(d)(4), 1.704- 1(b)(2)(ii)(d)(5) and 1.704-1(b)(2)(ii)(d)(6) of the Regulations. The foregoing definition is intended to comply with the provisions of Section 1.704-1(b)(2)(ii)(d) of the Regulations and shall be interpreted consistently therewith.

          (c)   "Affiliate" means, with respect to any Person: (i) any Person directly or indirectly controlling, controlled by or under common control with such Person; (ii) any officer, director, general partner, member or trustee of such Person; or (iii) any Person who is an officer, director, general partner, member or trustee of any Person described in clauses (i) or (ii) of this sentence. For purposes of this definition, the terms "controlling," "controlled by" or "under common control with" shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person or entity, whether through the ownership of voting securities, by contract or otherwise, or the power to elect at least 50% of the directors, members, or persons exercising similar authority with respect to such Person or entities.

          (d)   "Agreement" means this Second Amended and Restated Operating Agreement of Western Iowa Energy, LLC, as amended from time to time.

          (e)   "Assignee" means a transferee of Units who is not admitted as a substituted member pursuant to Section 6.3.

          (f)    "Capital Account" means the separate capital account maintained for each Unit Holder in accordance with Section 2.3.

          (g)   "Capital Contributions" means, with respect to any Member, the amount of money (US Dollars) and the initial Gross Asset Value of any assets or property (other than money) contributed by the Member (or such Member's predecessor in interest) to the Company (net of liabilities secured by such contributed property that the Company is considered to assume or take subject to under Code Section 752) with respect to the Units in the Company held or purchased by such Member, including additional Capital Contributions.

          (h)   "Certificate of Organization" means the Certificate of Organization of the Company filed with the Iowa Secretary of State, as same may be amended from time to time. Prior to the date the Company became subject to the Act rather than Iowa Code Chapter 490A, the Certificate of Organization was instead known as the Articles of Organization.

          (i)    "Class A Member" means any Person (i) who has become a Member pursuant to the terms of this Agreement, and (ii) is the owner of one or more Class A Units. "Class A Members" means all such Persons.

          (j)    "Class A Unit" means an ownership interest in the Company representing a Capital Contribution made as provided in Section 2 in consideration of Units that have been classified into Class A Units, including any and all benefits to which the holder of such Units may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement.

          (k)   "Class A Unit Holder(s)" means the owner(s) of one or more Class A Units.

          (l)    "Class B Member" means any Person (i) who has become a Member pursuant to the terms of this Agreement, and (ii) who is the owner of one or more Class B Units. "Class B Members" means all such Persons.

          (m)  "Class B Unit" means an ownership interest in the Company representing a Capital Contribution made as provided in Section 2 in consideration of Units that have been classified into Class B Units, including any and all benefits to which the holder of such Units may be entitled as

3

  provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement.

          (n)   "Class B Unit Holder(s)" means the owner(s) of one or more Class B Units.

          (o)   "Class C Member" means any Person (i) who has become a Member pursuant to the terms of this Agreement, and (ii) who is the owner of one or more Class C Units. "Class C Members" means all such Persons.

          (p)   "Class C Unit" means an ownership interest in the Company representing a Capital Contribution made as provided in Section 2 in consideration of Units that have been classified into Class C Units, including any and all benefits to which the holder of such Units may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement.

          (q)   "Class C Unit Holder(s)" means the owner(s) of one or more Class C Units.

          (r)   "Code" means the United States Internal Revenue Code of 1986, as amended from time to time.

          (s)   "Company" means Western Iowa Energy, LLC, an Iowa limited liability company.

          (t)    "Company Minimum Gain" has the meaning given the term "partnership minimum gain" in Sections 1.704-2(b)(2) and 1.704-2(d) of the Regulations.

          (u)   "Debt" means (i) any indebtedness for borrowed money or the deferred purchase price of property as evidenced by a note, bonds, or other instruments; (ii) obligations as lessee under capital leases; (iii) obligations secured by any mortgage, pledge, security interest, encumbrance, lien or charge of any kind existing on any asset owned or held by the Company whether or not the Company has assumed or become liable for the obligations secured thereby; (iv) any obligation under any interest rate swap agreement; (v) accounts payable; and (vi) obligations under direct or indirect guarantees of (including obligations (contingent or otherwise) to assure a creditor against loss in respect of) indebtedness or obligations of the kinds referred to in clauses (i), (ii), (iii), (iv) and (v), above provided that Debt shall not include obligations in respect of any accounts payable that are incurred in the ordinary course of the Company's business and are not delinquent or are being contested in good faith by appropriate proceedings.

          (v)   "Deferral Event" shall have the meaning set forth in Section 9.2 hereof.

          (w)  "Depreciation" means, for each Fiscal Year, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such Fiscal Year, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such Fiscal Year, Depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such Fiscal Year bears to such beginning adjusted tax basis; provided, however, that if the adjusted basis for federal income tax purposes of an asset at the beginning of such Fiscal Year is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the Directors.

          (x)   "Director" means any Person who (i) is referred to as such in Section 5.1 of this Agreement or has become a Director pursuant to the terms of this Agreement, and (ii) has not ceased to be a Director pursuant to the terms of this Agreement. "Directors" means all such Persons. For purposes of the Act, the Directors shall be deemed to be the "managers" (as such term is defined and used in the Act) of the Company.

          (y)   "Dissolution Event" shall have the meaning set forth in Section 10.1 hereof.

4

          (z)   "Effective Date" means                        , 2011.

          (aa) "Fiscal Year" means (i) any twelve-month period commencing on January 1 and ending on December 31 and (ii) the period commencing on the immediately preceding January 1 and ending on the date on which all Property is distributed to the Unit Holders pursuant to Section 10 hereof, or, if the context requires, any portion of a Fiscal Year for which an allocation of Profits or Losses or a distribution is to be made. The Directors may establish a different Fiscal Year so long as the Fiscal Year chosen is not contrary to the Code or any provision of any state or local tax law.

          (bb) "GAAP" means generally accepted accounting principles in effect in the United States of America from time to time.

          (cc) "Gross Asset Value" means with respect to any asset, the asset's adjusted basis for federal income tax purposes, except as follows: (i) The initial Gross Asset Value of any asset contributed by a Member to the Company shall be the gross fair market value of such asset, as determined by the Directors provided that the initial Gross Asset Values of the assets contributed to the Company pursuant to Section 2.1 hereof shall be as set forth in such section; (ii) The Gross Asset Values of all Company assets shall be adjusted to equal their respective gross fair market values (taking Code Section 7701(g) into account), as determined by the Directors as of the following times: (A) the acquisition of an additional interest in the Company by any new or existing Member in exchange for more than a de minimis Capital Contribution; (B) the distribution by the Company to a Member of more than a de minimis amount of Company property as consideration for an interest in the Company; and (C) the liquidation of the Company within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), provided that an adjustment described in clauses (A) and (B) of this paragraph shall be made only if the Directors reasonably determine that such adjustment is necessary to reflect the relative economic interests of the Members in the Company; (iii) The Gross Asset Value of any item of Company assets distributed to any Member shall be adjusted to equal the gross fair market value (taking Code Section 7701(g) into account) of such asset on the date of distribution as determined by the Directors; and (iv) The Gross Asset Values of Company assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-1(b)(2)(iv)(m) and subparagraph (vi) of the definition of "Profits" and "Losses" or Section 3.3(c) hereof; provided, however, that Gross Asset Values shall not be adjusted pursuant to this subparagraph (iv) to the extent that an adjustment pursuant to subparagraph (ii) is required in connection with a transaction that would otherwise result in an adjustment pursuant to this subparagraph (iv). If the Gross Asset Value of an asset has been determined or adjusted pursuant to subparagraph (ii) or (iv), such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset, for purposes of computing Profits and Losses.

          (dd) "Issuance Items" has the meaning set forth in Section 3.3(h) hereof.

          (ee) "Liquidator" has the meaning set forth in Section 10.8 hereof.

          (ff)  "Losses" has the meaning set forth in the definition of "Profits and Losses."

          (gg) "Member" means any Person who has (i) become a Member pursuant to the terms of this Agreement, and (ii) who is the owner of one or more Class A Units, Class B Units or Class C Units. A Member may simultaneously be a Class A Member, a Class B Member and/or a Class C Member depending on the class or classes of Units held of record by such Member at the time.

          (hh) "Members" means all such Members.

5

          (ii)   "Membership Economic Interest" means collectively, a Member's share of Profits and Losses, the right to receive distributions of the Company's assets, and the right to information concerning the business and affairs of the Company provided by the Act. The Membership Economic Interest of a Member is quantified by the unit of measurement referred to herein as "Units."

          (jj)   "Membership Interest" means collectively, the Membership Economic Interest and Membership Voting Interest.

          (kk) "Membership Register" means the membership register maintained by the Company at its principal office or by a duly appointed agent of the Company setting forth the name, address, the number and class of Units, and Capital Contributions of each Member of the Company, which shall be modified from time to time as additional Units are issued and as Units are transferred pursuant to this Agreement.

          (ll)   "Membership Voting Interest" means collectively, a Member's right to vote as set forth in this Agreement or required by the Act. The Membership Voting Interest of a Member shall mean as to any matter to which the Member is entitled to vote hereunder or as may be required under the Act, the right to one (1) vote for each Unit registered in the name of such Member as shown in the Membership Register.

          (mm)  "Net Cash Flow" means the gross cash proceeds of the Company less the portion thereof used to pay or establish reserves for all Company expenses, debt payments, capital improvements, replacements, and contingencies, all as reasonably determined by the Directors. "Net Cash Flow" shall not be reduced by depreciation, amortization, cost recovery deductions, or similar allowances, but shall be increased by any reductions of reserves previously established.

          (nn) "Nonrecourse Deductions" has the meaning set forth in Section 1.704-2(b)(1) of the Regulations.

          (oo) "Nonrecourse Liability" has the meaning set forth in Section 1.704-2(b)(3) of the Regulations.

          (pp) "Officer" or "Officers" has the meaning set forth in Section 5.18 hereof.

          (qq) "Permitted Transfer" has the meaning set forth in Section 9.2 hereof.

          (rr)  "Person" means any individual, partnership (whether general or limited), joint venture, limited liability company, corporation, trust, estate, association, nominee or other entity.

          (ss)  "Profits and Losses" mean, for each Fiscal Year, an amount equal to the Company's taxable income or loss for such Fiscal Year, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments (without duplication): (i) Any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Profits or Losses pursuant to this definition of "Profits" and "Losses" shall be added to such taxable income or loss; (ii) Any expenditures of the Company described in Code Section 705(a)(2)(b) or treated as Code Section 705(a)(2)(b) expenditures pursuant to Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Profits or Losses pursuant to this definition of "Profits" and "Losses" shall be subtracted from such taxable income or loss; (iii) In the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraphs (ii) or (iii) of the definition of Gross Asset Value, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the Gross Asset Value of the asset) or an item of loss (if the adjustment decreases the Gross Asset Value of the asset) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses; (iv) Gain or loss resulting

6

  from any disposition of Property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the Property disposed of, notwithstanding that the adjusted tax basis of such Property differs from its Gross Asset Value; (v) In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Fiscal Year, computed in accordance with the definition of Depreciation; (vi) To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) is required, pursuant to Regulations Section 1.704-(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Unit Holder's interest in the Company, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses; and (vii) Notwithstanding any other provision of this definition, any items which are specially allocated pursuant to Section 3.3 and Section 3.4 hereof shall not be taken into account in computing Profits or Losses. The amounts of the items of Company income, gain, loss or deduction available to be specially allocated pursuant to Sections 3.3 and Section 3.4 hereof shall be determined by applying rules analogous to those set forth in subparagraphs (i) through (vi) above.

          (tt)  "Property" means all real and personal property acquired by the Company, including cash, and any improvements thereto, and shall include both tangible and intangible property.

          (uu) "Regulations" means the Income Tax Regulations, including Temporary Regulations, promulgated under the Code, as such regulations are amended from time to time.

          (vv) "Regulatory Allocations" has the meaning set forth in Section 3.4 hereof.

          (ww)  "Related Parties" means the adopted or birth relatives of any Person and such Person's spouse (whether by marriage or common law), if any, including without limitation great-grandparents, grandparents, parents, children (including stepchildren and adopted children), grandchildren, and great-grandchildren thereof, and such Person's (and such Person's spouse's) brothers, sisters, and cousins and their respective lineal ancestors and descendants, and any other ancestors and/or descendants, and any spouse of any of the foregoing, each trust created for the exclusive benefit of one or more of the foregoing, and the successors, assigns, heirs, executors, personal representatives and estates of any of the foregoing.

          (xx) "Subsidiaries" means any corporation, partnership, joint venture, limited liability company, association or other entity in which such Person owns, directly or indirectly, fifty percent (50%) or more of the outstanding equity securities or interests, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such entity.

          (yy) "Tax Matters Member" has the meaning set forth in Section 7.4 hereof.

          (zz) "Transfer" means, as a noun, any voluntary or involuntary transfer, sale, pledge or hypothecation or other disposition and, as a verb, voluntarily or involuntarily to transfer, give, sell, exchange, assign, pledge, bequest or hypothecate or otherwise dispose of.

          (aaa)  "Units" or "Unit" means all Class A Units, Class B Units and Class C Units when no distinction is required by the context in which the term is used herein.

          (bbb)  "Unit Holders" means all Class A Unit Holders, Class B Unit Holders and Class C Unit Holders when no distinction is required by the context in which the term is used herein.

          (ccc)  "Unit Holder" means the owner of one or more Class A Units, Class B Units or Class C Units when no distinction is required by the context in which the term is used herein.

7

          (ddd)  "Unit Holder Nonrecourse Debt" has the same meaning as the term "partner nonrecourse debt" in Section 1.704-2(b)(4) of the Regulations.

          (eee)  "Unit Holder Nonrecourse Debt Minimum Gain" means an amount, with respect to each Unit Holder Nonrecourse Debt, equal to the Company Minimum Gain that would result if such Unit Holder Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Section 1.704-2(i)(3) of the Regulations.

          (fff) "Unit Holder Nonrecourse Deductions" has the same meaning as the term "partner nonrecourse deductions" in Sections 1.704-2(i)(1) and 1.704-2(i)(2) of the Regulations.

SECTION 2. CAPITAL CONTRIBUTIONS; CAPITAL ACCOUNTS

        2.1    Capital Contributions.     The name, address, Capital Contribution, and number and class of Units quantifying the Membership Interest of each Member are set out in the Membership Register.

        2.2    Additional Capital Contributions; Additional Units.     No Unit Holder shall be obligated to make any additional Capital Contributions to the Company or to pay any assessment to the Company, other than any unpaid amounts on such Unit Holder's original Capital Contributions, and no Units shall be subject to any calls, requests or demands for capital. Subject to Section 5.7, additional Membership Economic Interests quantified by additional Units may be issued in consideration of Capital Contributions as agreed to between the Directors and the Person acquiring the Membership Economic Interest quantified by the additional Units. Each Person to whom additional Units are issued shall be admitted as a Member in accordance with this Agreement. Upon such Capital Contributions, the Directors shall cause the Membership Register, as maintained by the Company at its principal office and incorporated herein by this reference, to be appropriately amended and such amendments shall not be considered amendments to this Agreement for purposes of Section 8.1 hereof.

        A Capital Account shall be maintained for each Unit Holder in accordance with the following provisions:

          (a)   To each Unit Holder's Capital Account there shall be credited (i) such Unit Holder's Capital Contributions; (ii) such Unit Holder's distributive share of Profits and any items in the nature of income or gain which are specially allocated pursuant to Section 3.3 and Section 3.4; and (iii) the amount of any Company liabilities assumed by such Unit Holder or which are secured by any Property distributed to such Unit Holder;

          (b)   To each Unit Holder's Capital Account there shall be debited (i) the amount of money and the Gross Asset Value of any Property distributed to such Unit Holder pursuant to any provision of this Agreement; (ii) such Unit Holder's distributive share of Losses and any items in the nature of expenses or losses which are specially allocated pursuant to Section 3.3 and 3.4 hereof; and (iii) the amount of any liabilities of such Unit Holder assumed by the Company or which are secured by any Property contributed by such Unit Holder to the Company;

          (c)   In the event Units are Transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the Transferred Units; and

          (d)   In determining the amount of any liability for purposes of subparagraphs (a) and (b) above there shall be taken into account Code Section 752(c) and any other applicable provisions of the Code and Regulations.

        The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Regulations. In the event the Directors shall determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or

8

credits thereto (including, without limitation, debits or credits relating to liabilities which are secured by contributed or distributed property or which are assumed by the Company or any Unit Holders), are computed in order to comply with such Regulations, the Directors may make such modification, provided that it is not likely to have a material effect on the amounts distributed to any Person pursuant to Section 10 hereof upon the dissolution of the Company. The Directors also shall (i) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Unit Holders and the amount of capital reflected on the Company's balance sheet, as computed for book purposes, in accordance with Regulations Section 1.704-1(b)(2)(iv)(q), and (ii) make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Regulations Section 1.704-1(b).

SECTION 3. ALLOCATIONS

        3.1    Profits.     After giving effect to the special allocations in Section 3.3 and Section 3.4 hereof, Profits for any Fiscal Year shall be allocated among the Unit Holders in proportion to Units held.

        3.2    Losses.     After giving effect to the special allocations in Sections 3.3 and 3.4 hereof, Losses for any Fiscal Year shall be allocated among the Unit Holders in proportion to Units held.

        3.3    Special Allocations.     The following special allocations shall be made in the following order:

          (a)   Minimum Gain Chargeback.    Except as otherwise provided in Section 1.704-2(f) of the Regulations, notwithstanding any other provision of this Section 3, if there is a net decrease in Company Minimum Gain during any Fiscal Year, each Unit Holder shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Unit Holder's share of the net decrease in Company Minimum Gain, determined in accordance with Regulations Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Unit Holder pursuant thereto. The items to be so allocated shall be determined in accordance with Sections 1.704-2(f)(6) and 1.704-2(j)(2) of the Regulations. This Section 3.3(a) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(f) of the Regulations and shall be interpreted consistently therewith.

          (b)   Unit Holder Minimum Gain Chargeback.    Except as otherwise provided in Section 1.704-2(i)(4) of the Regulations, notwithstanding any other provision of this Section 3, if there is a net decrease in Unit Holder Nonrecourse Debt Minimum Gain attributable to a Unit Holder Nonrecourse Debt during any Fiscal Year, each Unit Holder who has a share of the Unit Holder Nonrecourse Debt Minimum Gain attributable to such Unit Holder Nonrecourse Debt, determined in accordance with Section 1.704-2(i)(5) of the Regulations, shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Unit Holder's share of the net decrease in Unit Holder Nonrecourse Debt Minimum Gain, determined in accordance with Regulations Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Unit Holder pursuant thereto. The items to be so allocated shall be determined in accordance with Sections 1.704-2(i)(4) and 1.704-2(j)(2) of the Regulations. This Section 3.3(b) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(i)(4) of the Regulations and shall be interpreted consistently therewith.

          (c)   Qualified Income Offset.    In the event any Member unexpectedly receives any adjustments, allocations, or distributions described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), or 1.704-1(b)(2)(ii)(d)(6) of the Regulations, items of Company income and gain shall be specially allocated to such Member in an amount and manner sufficient to eliminate, to the extent required by the Regulations, the Adjusted Capital Account Deficit as soon as

9

  practicable, provided that an allocation pursuant to this Section 3.3(c) shall be made only if and to the extent that the Member would have an Adjusted Capital Account Deficit after all other allocations provided for in this Section 3 have been tentatively made as if this Section 3.3(c) were not in the Agreement.

          (d)   Gross Income Allocation.    In the event any Member has a deficit Capital Account at the end of any Fiscal Year which is in excess of the sum of (i) the amount such Member is obligated to restore pursuant to any provision of this Agreement; and (ii) the amount such Member is deemed to be obligated to restore pursuant to the penultimate sentences of Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations, each such Member shall be specially allocated items of Company income and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this Section 3.3(d) shall be made only if and to the extent that such Member would have a deficit Capital Account in excess of such sum after all other allocations provided for in this Section 3 have been made as if Section 3.3(c) and this Section 3.3(d) were not in this Agreement.

          (e)   Nonrecourse Deductions.    Nonrecourse Deductions for any Fiscal Year or other period shall be specially allocated among the Members in proportion to Units held.

          (f)    Unit Holder Nonrecourse Deductions.    Any Unit Holder Nonrecourse Deductions for any Fiscal Year shall be specially allocated to the Unit Holder who bears the economic risk of loss with respect to the Unit Holder Nonrecourse Debt to which such Unit Holder Nonrecourse Deductions are attributable in accordance with Regulations Section 1.704-2(i)(1).

          (g)   Section 754 Adjustments.    To the extent an adjustment to the adjusted tax basis of any Company asset, pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(2) or 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a distribution to a Unit Holder in complete liquidation of such Unit Holder's interest in the Company, the amount of such adjustment to Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Unit Holders in accordance with their interests in the Company in the event Regulations Section 1.704-1(b)(2)(iv)(m)(2) applies, or to the Unit Holder to whom such distribution was made in the event Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.

          (h)   Allocations Relating to Taxable Issuance of Company Units.    Any income, gain, loss or deduction realized as a direct or indirect result of the issuance of Units by the Company to a Unit Holder (the "Issuance Items") shall be allocated among the Unit Holders so that, to the extent possible, the net amount of such Issuance Items, together with all other allocations under this Agreement to each Unit Holder shall be equal to the net amount that would have been allocated to each such Unit Holder if the Issuance Items had not been realized,

        3.4    Curative Allocations.     The allocations set forth in Sections 3.3(a), 3.3(b), 3.3(c), 3.3(d), 3.3(e), 3.3(f), 3.3(g) and 3.5 (the "Regulatory Allocations") are intended to comply with certain requirements of the Regulations. It is the intent of the Members that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of Company income, gain, loss or deduction pursuant to this Section 3.4. Therefore, notwithstanding any other provision of this Section 3 (other than the Regulatory Allocations), the Directors shall make such offsetting special allocations of Company income, gain, loss or deduction in whatever manner it determines appropriate so that, after such offsetting allocations are made, each Member's Capital Account balance is, to the extent possible, equal to the Capital Account balance such Member would have had if the Regulatory Allocations were not part of the Agreement and all Company items were allocated pursuant to Sections 3.1, 3.2, and 3.3(h).

10

        3.5    Loss Limitation.     Losses allocated pursuant to Section 3.2 hereof shall not exceed the maximum amount of Losses that can be allocated without causing any Unit Holder to have an Adjusted Capital Account Deficit at the end of any Fiscal Year. In the event some but not all of the Unit Holders would have Adjusted Capital Account Deficits as a consequence of an allocation of Losses pursuant to Section 3.2 hereof, the limitation set forth in this Section 3.5 shall be applied on a Unit Holder by Unit Holder basis and Losses not allocable to any Unit Holder as a result of such limitation shall be allocated to the other Unit Holders in accordance with the positive balances in such Unit Holder's Capital Accounts so as to allocate the maximum permissible Losses to each Unit Holder under Section 1.704-1(b)(2)(ii)(d) of the Regulations.

        3.6    Other Allocation Rules.

          (a)   For purposes of determining the Profits, Losses, or any other items allocable to any period, Profits, Losses, and any such other items shall be determined on a daily, monthly, or other basis, as determined by the Directors using any permissible method under Code Section 706 and the Regulations thereunder.

          (b)   The Unit Holders are aware of the income tax consequences of the allocations made by this Section 3 and hereby agree to be bound by the provisions of this Section 3 in reporting their shares of Company income and loss for income tax purposes.

          (c)   Solely for purposes of determining a Unit Holder's proportionate share of the "excess nonrecourse liabilities" of the Company within the meaning of Regulations Section 1.752-3(a)(3), the Unit Holders' aggregate interests in Company profits shall be deemed to be as provided in the capital accounts. To the extent permitted by Section 1.704-2(h)(3) of the Regulations, the Directors shall endeavor to treat distributions of Net Cash Flow as having been made from the proceeds of a Nonrecourse Liability or a Unit Holder Nonrecourse Debt only to the extent that such distributions would cause or increase an Adjusted Capital Account Deficit for any Unit Holder.

          (d)   Allocations of Profits and Losses to the Unit Holders shall be allocated among them in the ratio which each Unit Holder's Units bears to the total number of Units issued and outstanding.

        3.7    Tax Allocations: Code Section 704(c).     In accordance with Code Section 704(c) and the Regulations thereunder, income, gain, loss, and deduction with respect to any Property contributed to the capital of the Company shall, solely for tax purposes, be allocated among the Unit Holders so as to take account of any variation between the adjusted basis of such Property to the Company for federal income tax purposes and its initial Gross Asset Value (computed in accordance with the definition of Gross Asset Value). In the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraph (ii) of the definition of Gross Asset Value, subsequent allocations of income, gain, loss, and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under Code Section 704(c) and the Regulations thereunder. Any elections or other decisions relating to such allocations shall be made by the Directors in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section 3.7 are solely for purposes of federal, state, and local taxes and shall not affect, or in any way be taken into account in computing, any Unit Holder's Capital Account or share of Profits, Losses, other items, or distributions pursuant to any provision of this Agreement.

        3.8    Tax Credit Allocations.     All credits against income tax with respect to the Company's property or operations shall be allocated among the Members in accordance with their respective membership interests in the Company for the Fiscal Year during which the expenditure, production, sale, or other event giving rise to the credit occurs. This Section 3.8 is intended to comply with the applicable tax

11

credit allocation principles of Section 1.704-1(b)(4)(ii) of the Regulations and shall be interpreted consistently therewith.

SECTION 4. DISTRIBUTIONS

        4.1    Net Cash Flow.     The Directors, in their discretion, shall make distributions of Net Cash Flow, if any, to the Members. Except as otherwise provided in Section 10 hereof, Net Cash Flow, if any, shall be distributed to the Unit Holders in proportion to Units held subject to, and to the extent permitted by, any loan covenants or restrictions on such distributions agreed to by the Company in any loan agreements with the Company's lenders from time to time in effect. In determining Net Cash Flow, the Directors shall endeavor to provide for cash distributions at such times and in such amounts as will permit the Unit Holders to make timely payment of income taxes.

        4.2    Amounts Withheld.     All amounts withheld pursuant to the Code or any provision of any state, local or foreign tax law with respect to any payment, distribution or allocation to the Company or the Unit Holders shall be treated as amounts paid or distributed, as the case may be, to the Unit Holders with respect to which such amount was withheld pursuant to this Section 4.2 for all purposes under this Agreement. The Company is authorized to withhold from payments and distributions, or with respect to allocations to the Unit Holders, and to pay over to any federal, state and local government or any foreign government, any amounts required to be so withheld pursuant to the Code or any provisions of any other federal, state or local law or any foreign law, and shall allocate any such amounts to the Unit Holders with respect to which such amount was withheld.

        4.3    Limitations on Distributions.     The Company shall make no distributions to the Unit Holders except as provided in this Section 4 and Section 10 hereof. Notwithstanding any other provision, no distribution shall be made if it is not permitted to be made under the Act.

SECTION 5. MANAGEMENT

        5.1    Directors.     Except as otherwise provided in this Agreement, the Directors shall direct the business and affairs of the Company, and shall exercise all of the powers of the Company except such powers as are by this Agreement conferred upon or reserved to the Members. The Directors shall adopt such policies, rules, regulations, and actions not inconsistent with law or this Agreement as it may deem advisable. The amendment or repeal of this Section 5.1 or the adoption of any provision inconsistent therewith shall require the approval of the Members holding a majority of the Membership Voting Interests represented by the Class A Units. The Directors are synonymous with, and shall be deemed for all purposes to be the same as, "managers" for purposes of the Act, and the Company is and shall be deemed to be "manager-managed" for purposes of the Act. No Director, Member, agent, employee, or any other Person shall have any power or authority to bind the Company in any way except as may be expressly authorized by this Agreement or unless authorized to do so by the Directors as provided in this Agreement.

        5.2    Number of Total Directors.     The total number of Directors of the Company shall be a minimum of seven (7) and a maximum of thirteen (13). The Class A Members and Class B Members, voting as a single class, may increase or decrease the number of Directors last approved and may change from a variable range to a fixed number or vice versa upon the approval of the Members holding a majority of the Membership Voting Interests represented by the Class A Units and Class B Units represented at any annual or special meeting.

12

        5.3    Election of Directors.

          (a)    Election of Directors and Terms.    The Directors of the Company as of the Effective Date, and the date of the expiration of the terms of such Directors, are set forth on Exhibit A attached hereto. At each annual meeting of the Members, Directors shall be elected by the Class A Members and Class B Members, voting together as a single class, for staggered terms of three (3) years and until a successor is elected and qualified. Nominees for open Director positions shall be elected by a plurality vote of the Membership Voting Interests represented by the Class A Units and Class B Units represented at each annual meeting so that the nominees receiving the greatest number of votes relative to the votes cast for their competitors shall be elected Directors.

          (b)    Nominations for Directors.    One or more nominees for Director positions up for election shall be named by the then current Directors or by a nominating committee established by the Directors. Nominations for the election of Directors may also be made by any Class A Member or Class B Member entitled to vote generally in the election of Directors; provided, however, that in the case of any Class B Member, nominations for the election of Directors may only be made by a Class B Member who holds, or Class B Members who hold in the aggregate, at least ten percent (10%) of the then outstanding Class B Units. However, any Class A Member or Class B Member that intends to nominate one or more persons for election as Directors at a meeting may do so only if written notice of such Member's intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company not less than sixty (60) days nor more than ninety (90) days prior to the annual meeting of the Company. Each such notice to the Secretary shall set forth:

    (i)
    the name and address of record of the Class A Member or Class B Member who intends to make the nomination;

    (ii)
    a representation that the Member is a holder of record of Class A Units or Class B Units of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

    (iii)
    the name, age, business and residence addresses, and principal occupation or employment of each nominee;

    (iv)
    a description of all arrangements or understandings between the Class A Member or Class B Member and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the Class A Member or Class B Member;

    (v)
    such other information regarding each nominee proposed by such Class A Member or Class B Member as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission;

    (vi)
    the consent of each nominee to serve as a Director of the Company if so elected; and

    (vii)
    in the case of a nomination made by a Class B Member or Class B Members, a nominating petition signed and dated by the holders of at least ten percent (10%) of the then outstanding Class B Units and clearly setting forth the proposed nominee as a candidate of the Director's seat to be filled at the next election of Directors.

        The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a Director of the Company. The presiding Officer of the meeting may, if the facts warrant, determine that a nomination was not made in accordance with the foregoing procedures, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded. Whenever a vacancy occurs other than from expiration of a term of office or removal from

13

office, a majority of the remaining Directors shall appoint a new Director to fill the vacancy for the remainder of such term.

        5.4    Committees.     A resolution approved by the affirmative vote of a majority of the Directors may establish committees having the authority of the Directors in the management of the business of the Company to the extent consistent with this Agreement and provided in the resolution. A committee shall consist of one or more persons, who need not be Directors, appointed by affirmative vote of a majority of the Directors present. Committees may include a compensation committee and/or an audit committee, in each case consisting of one or more independent Directors or other independent persons. Committees are subject to the direction and control of the Directors, and vacancies in the membership thereof shall be filled by the Directors. A majority of the members of the committee present at a meeting is a quorum for the transaction of business, unless a larger or smaller proportion or number is provided in a resolution approved by the affirmative vote of a majority of the Directors present.

        5.5    Authority of Directors.     Subject to the limitations and restrictions set forth in this Agreement, the Directors shall direct the management of the business and affairs of the Company and shall have all of the rights and powers which may be possessed by a "manager" under the Act including, without limitation, the right and power to do or perform the following and, to the extent permitted by the Act or this Agreement, the further right and power by resolution of the Directors to delegate to the Officers or such other Person or Persons to do or perform the following:

          (a)   Conduct its business, carry on its operations and have and exercise the powers granted by the Act in any state, territory, district or possession of the United States, or in any foreign country which may be necessary or convenient to effect any or all of the purposes for which it is organized;

          (b)   Acquire by purchase, lease, or otherwise any real or personal property which may be necessary, convenient, or incidental to the accomplishment of the purposes of the Company;

          (c)   Operate, maintain, finance, improve, construct, own, grant operations with respect to, sell, convey, assign, mortgage, and lease any real estate and any personal property necessary, convenient, or incidental to the accomplishment of the purposes of the Company;

          (d)   Execute any and all agreements, contracts, documents, certifications, and instruments necessary or convenient in connection with the management, maintenance, and operation of the business, or in connection with managing the affairs of the Company, including, executing amendments to this Agreement and the Certificate of Organization in accordance with the terms of this Agreement, both as Directors and, if required, as attorney-in-fact for the Members pursuant to any power of attorney granted by the Members to the Directors;

          (e)   Borrow money and issue evidences of indebtedness necessary, convenient, or incidental to the accomplishment of the purposes of the Company, and secure the same by mortgage, pledge, or other lien on any Company assets;

          (f)    Execute, in furtherance of any or all of the purposes of the Company, any deed, lease, mortgage, deed of trust, mortgage note, promissory note, bill of sale, contract, or other instrument purporting to convey or encumber any or all of the Company assets;

          (g)   Prepay in whole or in part, refinance, recast, increase, modify, or extend any liabilities affecting the assets of the Company and in connection therewith execute any extensions or renewals of encumbrances on any or all of such assets;

          (h)   Care for and distribute funds to the Members by way of cash income, return of capital, or otherwise, all in accordance with the provisions of this Agreement, and perform all matters in furtherance of the objectives of the Company or this Agreement;

14

          (i)    Contract on behalf of the Company for the employment and services or employees and/or independent contractors, such as lawyers and accountants, and delegate to such Persons the duty to manage or supervise any of the assets or operations of the Company;

          (j)    Engage in any kind of activity and perform and carry out contracts of any kind (including contracts of insurance covering risks to Company assets and Directors' and Officers' liability) necessary or incidental to, or in connection with, the accomplishment of the purposes of the Company, as may be lawfully carried on or performed by a limited liability company under the laws of each state in which the Company is then formed or qualified;

          (k)   Take, or refrain from taking, all actions, not expressly proscribed or limited by this Agreement, as may be necessary or appropriate to accomplish the purposes of the Company;

          (l)    Institute, prosecute, defend, settle, compromise, and dismiss lawsuits or other judicial or administrative proceedings brought on or in behalf of, or against, the Company, the Members or the Directors or Officers in connection with activities arising out of, connected with, or incidental to this Agreement, and to engage counsel or others in connection therewith;

          (m)  Purchase, take, receive, subscribe for or otherwise acquire, own, hold, vote, use, employ, sell, mortgage, lend, pledge, or otherwise dispose of, and otherwise use and deal in and with, shares or other interests in or obligations of domestic or foreign corporations, associations, general or limited partnerships, other limited liability companies, or individuals or direct or indirect obligations of the United States or of any government, state, territory, government district or municipality or of any instrumentality of any of them;

          (n)   Agree with any Person as to the form and other terms and conditions of such Person's Capital Contribution to the Company and cause the Company to issue Membership Economic Interests and Units in consideration of such Capital Contribution; and

          (o)   Indemnify a Member, Director, Officer, employee or agent, or former Member, Director, Officer, employee or agent, and to make any other indemnification that is authorized by this Agreement in accordance with, and to the fullest extent permitted by, the Act.

        5.6    Director as Agent.     Notwithstanding the power and authority of the Directors to manage the business and affairs of the Company, no Director shall have authority to act as agent for the Company for the purposes of its business (including the execution of any instrument on behalf of the Company) unless the Directors have authorized the Director to take such action. The Directors may also delegate authority to manage the business and affairs of the Company (including the execution of instruments on behalf of the Company) to such Person or Persons (including to any Officers) designated by the Directors, and such Person or Persons (or Officers) shall have such titles and authority as determined by the Directors.

        5.7    Restrictions on Authority of Directors.

          (a)   The Directors shall not have authority to, and they covenant and agree that they shall not, do any of the following acts without the unanimous consent of the Class A Members:

    (i)
    Cause or permit the Company to engage in any activity that is not consistent with the purposes of the Company as set forth in Section 1.3 hereof;

    (ii)
    Knowingly do any act in contravention of this Agreement or which would make it impossible to carry on the ordinary business of the Company, except as otherwise provided in this Agreement;

    (iii)
    Possess Company Property, or assign rights in specific Company Property, for other than a Company purpose; or

15

    (iv)
    Cause the Company to voluntarily take any action that would cause a bankruptcy of the Company.

          (b)   The Directors shall not have authority to, and they covenant and agree that they shall not cause the Company to, without the consent of the Members holding at least a majority of the Membership Voting Interests represented by the Class A Units:

    (i)
    Issue Units at a purchase price of less than $500 per Unit;

    (ii)
    Issue more than an aggregate of 35,000 Units; or

    (iii)
    Cause the Company to acquire any equity or debt securities of any Director or any of its Affiliates, or otherwise make loans to any Director or any of its Affiliates.

          (c)   The Directors shall not have authority to, and they covenant and agree that they shall not cause the Company to, without the consent of the Members holding at least a majority of the Membership Voting Interests represented by the Class A Units, Class B Units and Class C Units, voting together as a single class:

    (i)
    Merge or consolidate with or into any other entity;

    (ii)
    Sell, exchange or otherwise dispose of at one time all or substantially all of the Property, except for a liquidating sale of the Property in connection with the dissolution of the Company; or

    (iii)
    Take any other action that requires the consent of at least a majority of the outstanding Units of all classes, voting together as a single class, under the Act to the extent the Act provides that any requirement to obtain such consent may not be varied, waived or altered in an operating agreement.

        The actions specified in this Section 5.7 as requiring the consent of the Members shall be in addition to any actions by the Directors that are specified in the Act as requiring the consent or approval of the Members to the extent the Act provides that any requirement to obtain such consent or approval of the Members may not be varied, waived or altered in an operating agreement. Any such required consent or approval may be given by the number of votes necessary to constitute Member action pursuant to Section 6.10 herein, unless the vote of a greater or lesser proportion or numbers is otherwise required by the Act.

        5.8    Director Meetings and Notice.     Meetings of the Directors shall be held at such times and places as shall from time to time be determined by the Directors. Meetings of the Directors may also be called by the Chairman of the Company or by any two or more Directors. If the date, time, and place of a meeting of the Directors has been announced at a previous meeting, no notice shall be required. In all other cases, five (5) days' written notice of meetings, stating the date, time, and place thereof and any other information required by law or desired by the Person(s) calling such meeting, shall be given to each Director. Any Director may waive notice of any meeting. A waiver of notice by a Director is effective whether given before, at, or after the meeting, and whether given orally, in writing, or by attendance. The attendance of a Director at any meeting shall constitute a waiver of notice of such meeting, unless such Director objects at the beginning of the meeting to the transaction of business on the grounds that the meeting is not lawfully called or convened and does not participate thereafter in the meeting.

        5.9    Action Without a Meeting.     Any action required or permitted to be taken by the Directors may also be taken by a written action signed by a supermajority of seventy-five percent (75%) of all Directors, provided that a copy of such written action shall be promptly given to all such Directors. The Directors may participate in any meeting of the Directors by means of telephone conference or similar means of communication by which all persons participating in the meeting can simultaneously hear each other.

16

        5.10    Quorum; Manner of Acting.     Not less than fifty percent (50%) of the Directors shall constitute a quorum for the transaction of business at any Directors' meeting. Each Director shall have one (1) vote at meetings of the Directors. Unless otherwise stated in this Agreement, the Directors shall take action by the vote of a majority of the number of Directors constituting a quorum as provided by this Agreement.

        5.11    Voting; Potential Financial Interest.     No Director shall be disqualified from voting on any matter to be determined or decided by the Directors solely by reason of such Director's (or his/her Affiliate's) potential financial interest in the outcome of such vote, provided that the nature of such Director's (or his/her Affiliate's) potential financial interest was reasonably disclosed at the time of such vote.

        5.12    Duties and Obligations of Directors.     The Directors shall cause the Company to conduct its business and operations separate and apart from that of any Director or any of its Affiliates. The Directors shall take all actions which may be necessary or appropriate (i) for the continuation of the Company's valid existence as a limited liability company under the laws of the State of Iowa and each other jurisdiction in which such existence is necessary to protect the limited liability of Members or to enable the Company to conduct the business in which it is engaged, and (ii) for the accomplishment of the Company's purposes, including the acquisition, development, maintenance, preservation, and operation of Company Property in accordance with the provisions of this Agreement and applicable laws and regulations. Each Director shall have the duty to discharge the foregoing duties in good faith, in a manner the Director believes to be in the best interests of the Company, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances. In performing their duties for the Company, the Directors may rely in good faith upon the records of the Company and upon opinions, reports, statements and other information presented to the Company by any Member, Officer or employee of the Company, or any other Person, as to matters the Directors reasonably believe are within that other Person's competence, including opinions, reports, statements or other information pertaining to the value and amount of the assets, liabilities, profits or losses of the Company or any other facts pertinent to the net worth of the Company when deciding the amount of distributions that the Company may properly make. The Directors may rely on this Section 5.12 and Section 1.9 to determine what duties (including fiduciary duties) they may have to the Company or any Member or other Person who is a party to this Agreement and the Directors' compliance with those duties. The provisions of this Agreement (including this Section 5.12 and Section 1.9), replace, eliminate and otherwise supplant those duties (including fiduciary duties) and liabilities that the Directors might otherwise have. The Directors shall be under no other fiduciary duty to the Company or the Members to conduct the affairs of the Company in a particular manner.

        5.13    Chairman and Vice Chairman.     Unless provided otherwise by a resolution adopted by the Directors, the Chairman shall preside at meetings of the Members and the Directors; shall see that all orders and resolutions of the Directors are carried into effect; may maintain records of and certify proceedings of the Directors and Members; and shall perform such other duties as may from time to time be prescribed by the Directors. The Vice Chairman shall, in the absence or disability of the Chairman, perform the duties and exercise the powers of the Chairman and shall perform such other duties as the Directors or the Chairman may from time to time prescribe. The Directors may designate more than one Vice Chairmen, in which case the Vice Chairmen shall be designated by the Directors so as to denote which is most senior in office.

        5.14    President and Chief Executive Officer.     Until provided otherwise by a resolution of the Directors, the Chairman shall also act as the President and Chief Executive Officer ("CEO") of the Company (herein referred to as the "President"; the titles of President and CEO shall constitute a reference to one and the same office and Officer of the Company), and the Chairman may exercise the duties of the office of Chairman using any such designations. The President and/or Chairman, as the case may be, shall perform such duties as the Directors may from time to time prescribe.

17

        5.15    Chief Financial Officer.     Unless provided otherwise by a resolution adopted by the Directors, the Chief Financial Officer of the Company shall be the Treasurer of the Company and shall keep accurate financial records for the Company; shall deposit all monies, drafts, and checks in the name of and to the credit of the Company in such banks and depositories as the Directors shall designate from time to time; shall endorse for deposit all notes, checks, and drafts received by the Company as ordered by the Directors, making proper vouchers therefor; shall disburse Company funds and issue checks and drafts in the name of the Company as ordered by the Directors, shall render to the President and the Directors, whenever requested, an account of all such transactions as Chief Financial Officer and of the financial condition of the Company, and shall perform such other duties as may be prescribed by the Directors or the President from time to time.

        5.16    Secretary; Assistant Secretary.     The Secretary shall attend all meetings of the Directors and of the Members and shall maintain records of, and whenever necessary, certify all proceedings of the Directors and of the Members. The Secretary shall keep the required records of the Company, when so directed by the Directors or other person or persons authorized to call such meetings, shall give or cause to be given notice of meetings of the Members and of meetings of the Directors, and shall also perform such other duties and have such other powers as the Chairman or the Directors may prescribe from time to time. An Assistant Secretary, if any, shall perform the duties of the Secretary during the absence or disability of the Secretary.

        5.17    Vice President.     The Company may have one or more Vice Presidents. If more than one, the Directors shall designate which is most senior. The most senior Vice President shall perform the duties of the President in the absence of the President.

        5.18    Delegation.     Unless prohibited by a resolution of the Directors, the President, Chief Executive Officer, Chief Financial Officer, Vice President and Secretary (individually, an "Officer" and collectively, "Officers") may delegate in writing some or all of the duties and powers of such Officer's management position to other Persons. An Officer who delegates the duties or powers of an office remains subject to the standard of conduct for such Officer with respect to the discharge of all duties and powers so delegated.

        5.19    Execution of Instruments.     All deeds, mortgages, bonds, checks, contracts and other instruments pertaining to the business and affairs of the Company shall be signed on behalf of the Company by (i) the Chairman; or (ii) when authorized by resolution(s) of the Directors, the President; or (iii) by such other person or persons as may be designated from time to time by the Directors.

        5.20    Limitation of Liability; Indemnification of Directors.     To the maximum extent permitted under the Act and other applicable law, no Member, Director or Officer of this Company shall be personally liable for any debt, obligation or liability of this Company merely by reason of being a Member, Director, Officer or all of the foregoing. No Director or Officer of this Company shall be personally liable to this Company or its Members for monetary damages for a breach of fiduciary duty by such Director or Officer; provided that this provision shall not eliminate or limit the liability of a Director or Officer for any of the following: (i) a breach of the duty of loyalty (but only to the extent of such duty pursuant to terms of this Agreement); (ii) a financial benefit received by the Director or Officer to which the Director or Officer is not entitled; (iii) a breach of a duty under Section 406 of the Act; (iv) intentional infliction of harm on the Company or a Member; or (v) an intentional violation of criminal law. To the maximum extent permitted under the Act and other applicable law, the Company, its receiver, or its trustee (in the case of its receiver or trustee, to the extent of Company Property) shall indemnify, save and hold harmless, and pay all judgments and claims against each Director or Officer relating to any liability or damage incurred by reason of any act performed or omitted to be performed by such Director, or Officer, in connection with the business of the Company, including reasonable attorneys' fees incurred by such Director or Officer in connection with the defense of any action based on any such act or omission, which attorneys' fees may be paid as incurred, including all

18

such liabilities under federal and state securities laws as permitted by law. To the maximum extent permitted under the Act and other applicable law, in the event of any action by a Unit Holder against any Director or Officer, including a derivative suit, the Company shall indemnify, save harmless, and pay all costs, liabilities, damages and expenses of such Director or Officer, including reasonable attorneys' fees incurred in the defense of such action. Notwithstanding the foregoing provisions, no Director or Officer shall be indemnified by the Company to the extent prohibited or limited (but only to the extent limited) by the Act. The Company may purchase and maintain insurance on behalf of any Person in such Person's official capacity against any liability asserted against and incurred by such Person in or arising from that capacity, whether or not the Company would otherwise be required to indemnify the Person against the liability. The rights and authority conferred in this Section 5.20 shall not be exclusive of any other right which any Person may have or hereafter acquire under any statute, provision of the Certificate of Organization, agreement, vote of Members or disinterested Director(s), this Agreement, or otherwise. Any repeal or amendment of this Section 5.20 shall not adversely affect any right or protection of any Person existing at the time of such repeal or amendment.

        5.21    Compensation; Expenses of Directors.     No Member or Director shall receive any salary, fee, or draw for services rendered to or on behalf of the Company merely by virtue of their status as a Member or Director, it being the intention that, irrespective of any personal interest of any of the Directors, the Directors shall have authority to establish reasonable compensation of all Directors for services to the Company as Directors, Officers, or otherwise. Except as otherwise approved by or pursuant to a policy approved by the Directors, no Member or Director shall be reimbursed for any expenses incurred by such Member or Director on behalf of the Company. Notwithstanding the foregoing, by resolution by the Directors, the Directors may be paid as reimbursement therefor, their expenses, if any, of attendance at each meeting of the Directors. In addition, the Directors, by resolution, may approve from time to time, the salaries and other compensation packages of the Officers of the Company.

        5.22    Loans.     Any Member or Affiliate may, with the consent of the Directors, lend or advance money to the Company. If any Member or Affiliate shall make any loan or loans to the Company or advance money on its behalf, the amount of any such loan or advance shall not be treated as a contribution to the capital of the Company but shall be a debt due from the Company. The amount of any such loan or advance by a lending Member or Affiliate shall be repayable out of the Company's cash and shall bear interest at a rate not in excess of the prime rate established, from time to time, by any major bank selected by the Directors for loans to its most creditworthy commercial borrowers, plus four percent (4%) per annum. If a Director, or any Affiliate of a Director, is the lending Member, the rate of interest and the terms and conditions of such loan shall be no less favorable to the Company than if the lender had been an independent third party. None of the Members or their Affiliates shall be obligated to make any loan or advance to the Company.

SECTION 6. ROLE OF MEMBERS

        6.1    Classification of Membership Units.     A Member's Membership Interest in the Company shall be designated in Units. Effective as of the Effective Date, there shall be three (3) classes of Membership Units such that:

          (a)   each Unit outstanding immediately prior to the Effective Date owned by a Member who is the holder of record of forty (40) or more Units on the Effective Date shall, by virtue of this Section 6.1 and without any action on the part of the holder thereof, hereafter be classified as a Class A Unit;

          (b)   each Unit outstanding immediately prior to the Effective Date owned by a Member who is the holder of record of at least twenty-one (21) but no more than thirty-nine (39) Units on the

19

  Effective Date shall by virtue of this Section 6.1 and without any action on the part of the holder thereof, hereafter be classified as a Class B Unit; and

          (c)   each Unit outstanding immediately prior to the Effective Date owned by a Member who is the holder of record of twenty (20) or fewer Units on the Effective Date shall, by virtue of this Section 6.1 and without any action on the part of the holder thereof, hereafter be classified as a Class C Unit.

        The classification of each Unit as a Class A Unit, Class B Unit or Class C Unit effective as of the Effective Date, as provided in this Section 6.1, shall remain in effect permanently following the Effective Date.

        6.2    Classes of Units.     Upon the completion of the classification of Units described in Section 6.1, the Company shall have three classes of Units, designated as Class A Units, Class B Units and Class C Units, with each class of Units having the rights and privileges, and being subject to the limitations, as described in this Agreement, including the following:

          (a)   Class A Units.    In addition to any other rights, privileges and limitations described in this Agreement, Class A Members will have the following rights and privileges, and be subject to the following limitations:

    (i)
    Voting Rights.    Class A Members shall be entitled to one vote per Class A Unit owned on all Company matters submitted to a vote of, or other action by, the Members;

    (ii)
    Propose Amendments.    Class A Members shall have the right to propose amendments to this Agreement as described in Section 8.1 hereof;

    (iii)
    Director Nominations.    Class A Members shall have the right to nominate candidates for Directors as described in Section 5.3(b) hereof;

    (iv)
    Call Meetings.    Class A Members owning, in the aggregate, not less than ten percent (10%) of the issued and outstanding Units of all classes, shall have the right to call a meeting of the Members as described in Section 6.6 hereof;

    (v)
    Tax Matters Member.    Class A Members shall be eligible to be appointed as the Company's Tax Matters Member pursuant to Section 7.4 hereof;

    (vi)
    Transfer of Units.    Class A Units shall be subject to all restrictions on the transferability thereof set forth in Section 6.3 and Section 9 hereof; and

    (vii)
    Ownership Limitation.    No Class A Member shall directly or indirectly own or control more than forty percent (40%) of the issued and outstanding Units at any time, unless such Class A Member's ownership percentage exceeds forty percent (40%) due solely to the redemption of previously outstanding Units. For purposes of this provision, Units under indirect ownership or control by a Class A Member shall include Units owned or controlled by such Member's Related Parties, Subsidiaries and Affiliates. If any Units are issued or Transferred, whether through a sale, conversion or otherwise (but not by redemption), which issuance or Transfer results in a Class A Member owning or controlling more than forty percent (40%) of the issued and outstanding Units, such issuance or Transfer shall be deemed to be null and void and of no force or effect.

          (b)   Class B Units.    In addition to any other rights, privileges and limitations described in this Agreement, Class B Members will have the following rights and privileges, and be subject to the following limitations:

    (i)
    Limited Voting Rights.    Class B Members shall be entitled to one vote per Class B Unit owned only with respect to (A) an election of Directors of the Company as described in

20

      Section 5.3 hereof, (B) matters described in Sections 5.7(c) and 10.1 hereof and (C) any amendment to this Agreement requiring the consent of Class B Members under Section 8.1 hereof. Class B Members, as such, shall have no voting rights with respect to any other Company matter;

    (ii)
    Propose Amendments.    Class B Members owning, in the aggregate, not less than ten percent (10%) of the issued and outstanding Class B Units, shall have the right to propose amendments to this Agreement as described in Section 8.1 hereof;

    (iii)
    Director Nominations.    Class B Members owning, in the aggregate, not less than ten percent (10%) of the issued and outstanding Class B Units, shall have the right to nominate candidates for Directors as described in Section 5.3(b) hereof;

    (iv)
    Call Meetings.    Class B Members owning, in the aggregate, not less than fifteen percent (15%) of the issued and outstanding Units of all classes, shall have the right to call a meeting of the Members as described in Section 6.6 hereof;

    (v)
    Tax Matters Member.    Class B Members shall not be eligible to be appointed as the Company's Tax Matters Member pursuant to Section 7.4 hereof;

    (vi)
    Transfer of Units.    Class B Units shall only be subject to the limited requirements for transfer described in Section 9 relating to Class B Units; and

    (vii)
    Ownership Limitation.    A Class B Member shall not be subject to any limitation on the percentage ownership of outstanding Units unless such Class B Member is also a Class A Member.

          (c)   Class C Units.    In addition to any other rights, privileges and limitations described in this Agreement, Class C Members will have the following rights and privileges, and be subject to the following limitations:

    (i)
    Limited Voting Rights.    Class C Members shall be entitled to one vote per Class C Unit owned only with respect to (A) matters described in Sections 5.7(c) and 10.1 hereof and (B) any amendment to this Agreement requiring the consent of Class C Members under Section 8.1 hereof. Class C Members, as such, shall have no voting rights with respect to any other Company matter;

    (ii)
    Propose Amendments.    Class C Members shall have no right to propose amendments to this Agreement;

    (iii)
    Director Nominations.    Class C Members shall have no right to nominate candidates for Directors;

    (iv)
    Call Meetings.    Class C Members owning, in the aggregate, not less than twenty percent (20%) of the issued and outstanding Units of all classes, shall have the right to call a meeting of the Members as described in Section 6.6 hereof;

    (v)
    Tax Matters Member.    Class C Members shall not be eligible to be appointed as the Company's Tax Matters Member pursuant to Section 7.4 hereof;

    (vi)
    Transfer of Units.    Class C Units shall only be subject to the limited requirements for transfer described in Section 9 relating to Class C Units; and

    (vii)
    Ownership Limitation.    A Class C Member shall not be subject to any limitation on the percentage ownership of outstanding Units unless such Class C Member is also a Class A Member.

21

          (d)   After the Effective Date, and subject to the limitations set forth elsewhere herein, the Company may issue additional Units of any class in exchange for Capital Contributions to the Company in amounts established from time to time by the Board of Directors; provided, however, that the Company shall have no authority to issue additional Units or allow any Transfer of Units (including a Permitted Transfer described in Section 9.2) if, as a result of such action, the number of Class A Unit Holders would be greater than 299 or the number of Class B Unit Holders or Class C Unit Holders would be greater than 499.

        6.3    Members.

          (a)   The Membership Interests of the Members shall be set forth on the Membership Register as maintained by the Company at its principal office and by this reference is incorporated herein. Upon the admission of a new or additional Member, the Membership Register shall be appropriately amended. Such amendments shall not be considered amendments pursuant to Section 8.1 of this Agreement and will not require Member action for purposes of Section 8.1.

          (b)   The admission of any Person as a Member must comply with the requirements described in this Agreement and will be effective only after such Person has executed and delivered to the Company an Addendum to this Agreement in the form of Exhibit B attached hereto and any additional documentation as may be required hereunder or determined by the Directors to be necessary and appropriate to effect such admission. In addition, no Person shall become a Class A Member (including for this purpose, any Person acquiring Units in a Permitted Transfer) without the prior approval of the Board of Directors and the Directors may refuse to admit any Person as a Class A Member in their sole discretion. The admission of a Person acquiring Units in a Permitted Transfer as a Class B Member or a Class C Member shall not require the approval of the Board.

          (c)   Unless admitted as a Member, a Person acquiring Units from an existing Member will acquire only the Membership Economic Interest associated with such Units but will have no other rights of a Member hereunder or under the Act.

          (d)   All Members acknowledge that the admission of additional Members may result in dilution of a Member's Membership Interest. Members shall have no preemptive rights to acquire additional or newly created Units of the Company.

        6.4    Rights or Powers.     Except as otherwise expressly provided for in this Agreement, the Members shall not have any right or power to take part in the management or control of the Company or its business and affairs or to act for or bind the Company in any way. A Member is not an agent of the Company for the purpose of its business or affairs or otherwise.

        6.5    Voting Rights of Members.     The Members shall have voting rights as defined by the Membership Voting Interest of such Member and in accordance with the provisions of this Agreement. Members do not have a right to cumulate their votes for any matter entitled to a vote of the Members, including election of Directors.

        6.6    Member Meetings.     Meetings of the Members shall be called by the Directors, and shall be held at the principal office of the Company or at such other place as shall be designated by the person calling the meeting. Class A Members representing an aggregate of not less than ten percent (10%) of the Membership Voting Interests may also in writing demand that the Directors call a meeting of the Members. Class B Members representing an aggregate of not less than fifteen percent (15%) of the Membership Voting Interests may also in writing demand that the Directors call a meeting of the Members. Class C Members representing an aggregate of not less than twenty percent (20%) of the Membership Voting Interests may also in writing demand that the Directors call a meeting of the Members. Regular meetings of the Members shall be held not less than once per Fiscal Year.

22

        6.7    Conduct of Meetings.     Subject to the discretion of the Directors, the Members may participate in any meeting of the Members by means of telephone conference or similar means of communication by which all persons participating in the meeting can simultaneously hear and speak with each other.

        6.8    Notice of Meetings; Waiver.     Notice of the meeting, stating the place, day and hour of the meeting, shall be given to each Member, whether or not such Member is entitled to vote at such meeting, in accordance with Section 11.1 hereof at least five (5) days and no more than sixty (60) days before the day on which the meeting is to be held. A Member may waive the notice of meeting required hereunder by written notice of waiver signed by the Member whether given before, during or after the meeting. Attendance by a Member at a meeting is waiver of notice of that meeting, unless the Member objects at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened and thereafter does not participate in the meeting.

        6.9    Quorum and Proxies.     The presence (in person or by proxy or mail ballot) of Members representing at least twenty-five percent (25%) of the Membership Voting Interests entitled to vote on the matter presented at the meeting is required for the transaction of business at a meeting of the Members. Voting by proxy or by mail ballot shall be permitted on any matter if authorized by the Directors.

        6.10    Voting; Action by Members.     If a quorum is present, the affirmative vote of the Members holding a majority of the Membership Voting Interests represented at the Members' meeting (in person, by proxy, or by mail ballot) and entitled to vote on the matter shall constitute the act of the Members, unless the vote of a greater or lesser proportion or numbers is otherwise required by this Agreement.

        6.11    Record Date.     For the purpose of determining Members entitled to notice of or to vote at any meeting of Members or any adjournment of the meeting, or Members entitled to receive payment of any distribution, or to make a determination of Members for any other purpose, the date on which notice of the meeting is mailed (or otherwise delivered) or the date on which the resolution declaring the distribution is adopted, as the case may be, shall be the record date for determination of Members.

        6.12    Termination of Membership.     A Member may not, and does not have the power or right, to dissociate as a member of the Company or to otherwise resign or withdraw from the Company prior to the dissolution and winding up of the Company, for whatever reason, except only as may be otherwise expressly provided in, and pursuant to the procedures set forth in, Section 9. The membership of a Member in the Company shall terminate upon the occurrence of the Member's wrongful dissociation. If for any reason the membership of a Member is terminated, the Member whose membership has terminated loses all Membership Voting Interests and shall be considered merely as Assignee of the Membership Economic Interest owned before the termination of membership, having only the rights of an unadmitted Assignee provided for in Section 6.3 hereof.

        6.13    Continuation of the Company.     The Company shall not be dissolved upon the occurrence of any event that is deemed to terminate the continued membership of a Member. In such event, the Company's affairs shall not be required to be wound up and the Company shall continue without dissolution.

        6.14    No Obligation to Purchase Membership Interest.     No Member whose membership in the Company terminates, nor any transferee of such Member, shall have any right to demand or receive a return of such terminated Member's Capital Contributions or to require the purchase or redemption of the Member's Membership Interest. The other Members and the Company shall not have any obligation to purchase or redeem the Membership Interest of any such terminated Member or transferee of any such terminated Member.

23

        6.15    Waiver of Dissenters Rights.     Each Member hereby disclaims, waives and agrees, to the fullest extent permitted by law or the Act, not to assert dissenters' or similar rights under the Act.

        6.16    No Fractional Units.     Unless the consent of a supermajority of seventy-five percent (75%) of all Directors shall have first been obtained, the Company shall neither issue a fractional Unit, nor issue a certificate or any document or instrument evidencing the ownership of a fractional Unit, nor recognize in the Membership Register the ownership of a fractional Unit.

SECTION 7. ACCOUNTING, BOOKS AND RECORDS

        7.1    Accounting, Books and Records.     The books and records of the Company shall be kept, and the financial position and the results of its operations recorded, in accordance with GAAP. The books and records shall reflect all the Company transactions and shall be appropriate and adequate for the Company's business. The Company shall maintain at its principal office all of the following: (i) A current list of the full name and last known business or residence address of each Member and Assignee set forth in alphabetical order, together with the Capital Contributions, Capital Account and class and number of Units of each Member and Assignee; (ii) The full name and business address of each Director; (iii) A copy of the Certificate of Organization and any and all amendments thereto together with executed copies of any powers of attorney pursuant to which the Certificate of Organization or any amendments thereto have been executed; (iv) Copies of the Company's federal, state, and local income tax or information returns and reports, if any, for the six most recent taxable years; (v) A copy of this Agreement and any and all amendments thereto together with executed copies of any powers of attorney pursuant to which this Agreement or any amendments thereto have been executed; and (vi) Copies of the financial statements of the Company, if any, for the six most recent Fiscal Years. The Company shall use the accrual method of accounting in preparation of its financial reports and for tax purposes and shall keep its books and records accordingly.

        7.2    Delivery to Members and Inspection.     Any Member or its designated representative shall have reasonable access during normal business hours to the information and documents kept by the Company pursuant to Section 7.1. The rights granted to a Member pursuant to this Section 7.2 are expressly subject to compliance by such Member with the safety, security and confidentiality procedures and guidelines of the Company, as such procedures and guidelines may be established from time to time. Upon the request of any Member for purposes reasonably related to the interest of that Person as a Member, the Directors shall promptly deliver to the requesting Member, at the expense of the requesting Member, a copy of the information required to be maintained under Section 7.1. Each Member has the right, upon reasonable request for purposes reasonably related to the interest of the Person as a Member and for proper purposes, to: (i) inspect and copy during normal business hours any of the Company records described in Section 7.1; and (ii) obtain from the Directors, promptly after their becoming available, a copy of the Company's federal, state, and local income tax or information returns for each Fiscal Year. Each Assignee shall have the right to information regarding the Company only to the extent required by the Act.

        7.3    Reports.     The chief financial officer of the Company shall be responsible for causing the preparation of financial reports of the Company and the coordination of financial matters of the Company with the Company's accountants. The Company shall make available to each Member the financial statements listed below, prepared, in each case (other than with respect to Member's Capital Accounts, which shall be prepared in accordance with this Agreement) in accordance with GAAP consistently applied. As soon as practicable following the end of each Fiscal Year (and in any event not later than one hundred and twenty (120) days after the end of such Fiscal Year) and at such time as distributions are made to the Unit Holders pursuant to Section 10 hereof following the occurrence of a Dissolution Event, a balance sheet of the Company as of the end of such Fiscal Year and the related statements of operations, Unit Holders' Capital Accounts and changes therein, and cash flows for such Fiscal Year, together with appropriate notes to such financial statements and supporting schedules, all

24

of which shall be audited and certified by the Company's accountants, and in each case, to the extent the Company was in existence, setting forth in comparative form the corresponding figures for the immediately preceding Fiscal Year end (in the case of the balance sheet) and the two (2) immediately preceding Fiscal Years (in the case of the statements).

        7.4    Tax Matters.     The Directors shall, without any further consent of the Unit Holders being required (except as specifically required herein), make any and all elections for federal, state, local, and foreign tax purposes as the Directors shall determine appropriate and represent the Company and the Unit Holders before taxing authorities or courts of competent jurisdiction in tax matters affecting the Company or the Unit Holders in their capacities as Unit Holders, and to file any tax returns and execute any agreements or other documents relating to or affecting such tax matters, including agreements or other documents that bind the Unit Holders with respect to such tax matters or otherwise affect the rights of the Company and the Unit Holders. The Directors shall designate a Class A Member to be specifically authorized to act as the "Tax Matters Member" under the Code and in any similar capacity under state or local law; provided, however, that the Directors shall have the authority to designate, remove and replace the Tax Matters Member who shall act as the tax matters partner within the meaning of and pursuant to Regulations Sections 301.6231(a)(7)-1 and -2 or any similar provision under state or local law. Necessary tax information shall be delivered to each Unit Holder as soon as practicable after the end of each Fiscal Year of the Company but not later than three (3) months after the end of each Fiscal Year.

SECTION 8. AMENDMENTS

        8.1    Amendments.

          (a)   Amendments to this Agreement may be proposed by (i) the Board of Directors, (ii) any Class A Member or (iii) Class B Members owning an aggregate of not less than ten percent (10%) of the then outstanding Class B Units. Class C Members may not propose amendments to this Agreement.

          (b)   Following such proposal, the Board of Directors shall submit to the Members entitled to vote thereon a verbatim statement of any proposed amendment, provided that legal counsel for the Company shall have approved of the same in writing as to form, and the Board of Directors shall include in any such submission a recommendation as to the proposed amendment.

          (c)   Except as provided below, a duly proposed amendment to this Agreement shall be adopted and be effective as an amendment upon the approval thereof by the Members holding the Membership Voting Interests represented by the Class A Units necessary to constitute the action of the Class A Members as provided in Section 6.10 hereof. Notwithstanding any provision of this Section 8.1 to the contrary, this Agreement shall not be amended in any manner that would:

    (i)
    alter the rights, privileges or obligations of the Members holding any class of Units without the consent of the Class A Members described above and the consent of the Members holding a majority of the Membership Voting Interests represented by such class of Units represented at any annual or special meeting; or

    (ii)
    modify the limited liability of a Member or alter the Membership Economic Interest of a Member, in either case without the consent of each Member adversely affected thereby.

          (d)   Each duly adopted Amendment to this Agreement will be binding on all Members without the need for any signature or other acknowledgment of such amendment by or on behalf of any Member.

25

SECTION 9. TRANSFERS

        9.1    Transfers of Units.

          (a)   No Member shall Transfer all or any portion of such Member's Units (including without limitation a "transferable interest," as defined in the Act) except in compliance with the provisions of this Section 9 applicable to the class of Units such Member proposes to Transfer. Any purported Transfer of Units that is not permitted under this Section 9 shall be null and void and of no force or effect whatsoever.

          (b)   Except for Permitted Transfers, all Transfers of Units shall require the prior approval of the Board of Directors which the Directors may grant or withhold in their sole discretion for any reason. All applications for the Transfer of Units, other than Permitted Transfers, shall be made by the proposed transferor and transferee of Units submitting an application for Transfer to the Board of Directors in such form as the Board determines to be appropriate from time to time. If the Board of Directors approves a Transfer, the Transfer will be recognized and effective as of the first day of the calendar month following the calendar month during which the Board of Directors approved the Transfer. Unless otherwise provided in its action to approve a Transfer, such approval of a Transfer shall also operate as the Board's approval of the admission of the Transferee as a Member pursuant to Section 6.3(b) hereof.

          (c)   In the event that any Member is allowed to pledge or otherwise encumber all or any part of its Units as security for the payment of a Debt, any such pledge or hypothecation shall be made pursuant to a pledge or hypothecation agreement that requires the pledgee or secured party to be bound by all of the terms and conditions of this Section 9. In the event such pledgee or secured party becomes the Unit Holder hereunder pursuant to the exercise of such party's rights under such pledge or hypothecation agreement, such pledgee or secured party shall be bound by all terms and conditions of this Agreement, including the provisions of Section 6.3 hereof relating to the admission of a Person as a Member of the Company.

          (d)   In all cases, including Permitted Transfers, the parties to a Transfer of Units shall pay all reasonable costs and expenses connected with the Transfer and the admission of the Transferee as a Member incurred by the Company as a result of such Transfer, including but not limited to, legal fees and costs.

          (e)   In all cases, including Permitted Transfers, the transferor and transferee of Units shall furnish the Company with the transferee's taxpayer identification number, sufficient information to determine the transferee's initial tax basis in the Units transferred, and any other information reasonably requested by the Board of Directors to permit the Company to file all required federal and state tax returns and other legally required information statements or returns. Without limiting the generality of the foregoing, the Company shall not be required to make any distribution otherwise provided for in this Agreement with respect to any transferred Units until it has received such information.

          (f)    In all cases, including Permitted Transfers, the Company may require any transferor of Units to provide an opinion of counsel reasonably satisfactory to the Company to the effect that such Transfer complies with or is exempt from any registration requirements under applicable federal or state securities laws.

          (g)   No Transfer of any Units will be allowed after a Dissolution Event has occurred.

26

        9.2    Permitted Transfers.

          (a)   Subject to the conditions and restrictions set forth in Section 6.2(d) regarding the number of Unit Holders allowed with respect to any class of Units, a Member holding any class of Units may, at any time, Transfer all or any portion of such Member's Units:

    (i)
    to the Member's administrator, executor or guardian to whom such Units are transferred involuntarily by operation of law or judicial decree;

    (ii)
    to any other Member holding the same class of Units, so long as if the Units being transferred are Class B Units or Class C Units, then following such Transfer the transferee would not own or control more than five percent (5%) of the then outstanding Class B Units or then outstanding Class C Units;

    (iii)
    to any Person if the Units to be Transferred are Class B Units or Class C Units, so long as (1) the transferor Transfers all such transferor's Class B Units or Class C Units, as applicable, to the transferee, and (2) following such Transfer the transferee would not own or control more than five percent (5%) of the then outstanding Class B Units or then outstanding Class C Units.

        Each Transfer described in this Section 9.2(a) shall be a "Permitted Transfer."

          (b)   The Company shall recognize a Permitted Transfer of Units on the first day of the calendar month following the calendar month during which written notice of such Transfer is provided to the Secretary of the Company by the transferring Member (or such Member's administrator, executor or guardian in the case of a Permitted Transfer pursuant to paragraph (a)(i) hereof along with evidence in form and substance satisfactory to counsel to the Company of such administrator's, executor's or guardian's authority); provided, in each case, such written notice is delivered not later than five (5) business days prior thereto. Notwithstanding the foregoing, the Company may defer a Permitted Transfer to the extent reasonably necessary to (i) prevent the termination of the Company within the meaning of Section 708 of the Code, (ii) avoid the Company being treated as a "publicly traded partnership" within the meaning of Section 7704(b) of the Code or otherwise affecting the status of the Company as a partnership for income tax purposes or (iii) not cause the application of the rules of Sections 168(g)(1)(B) and 168(h) of the Code or similar rules to apply to the Company (each a "Deferral Event"). If a Transfer of Units is so delayed, the Company will recognize and allow such Transfer on the first practicable date on which such Transfer can be made, in the opinion of Company counsel, without causing a Deferral Event.

        9.3    Prohibited Transfers.     In the case of a Transfer or attempted Transfer of Units that is not permitted under this Section 9, the parties engaging or attempting to engage in such Transfer shall be liable to indemnify and hold harmless the Company and the other Members from all cost, liability, and damage that any of such indemnified Members may incur (including, without limitation, incremental tax liabilities, lawyers' fees and expenses) as a result of such Transfer or attempted Transfer and efforts to enforce the indemnity granted hereby. The Company shall have the right to retain distributions otherwise payable with respect to any Units which are Transferred, or attempted to be Transferred, in order to recover any such damages.

        9.4    No Dissolution or Termination.     The Transfer of a Membership Interest pursuant to the terms of this Section 9 shall not dissolve or terminate the Company. No Member shall have the right to have the Company dissolved or to have such Member's Capital Contribution returned except as provided in this Agreement.

27

        9.5    Restrictive Legend.     Each Member hereby agrees that a legend in substantially the form set forth below, as the same may be amended by the Directors in their sole discretion, may be placed upon any certificate or any other document or instrument evidencing the ownership of Units:

  THE TRANSFERABILITY OF THE MEMBERSHIP UNITS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED. SUCH UNITS MAY NOT BE SOLD, ASSIGNED, OR TRANSFERRED, NOR WILL ANY ASSIGNEE, VENDEE, TRANSFEREE OR ENDORSEE THEREOF BE RECOGNIZED AS HAVING ACQUIRED ANY SUCH UNITS FOR ANY PURPOSES, UNLESS AND TO THE EXTENT SUCH SALE, TRANSFER, HYPOTHECATION, OR ASSIGNMENT IS PERMITTED BY, AND IS COMPLETED IN STRICT ACCORDANCE WITH, THE TERMS AND CONDITIONS SET FORTH IN THE OPERATING AGREEMENT OF THE COMPANY AND AGREED TO BY EACH MEMBER.

  THE UNITS REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, OFFERED FOR SALE, OR TRANSFERRED IN ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND UNDER APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND UNDER APPLICABLE STATE SECURITIES LAWS.

        9.6    Distribution and Allocations in Respect of Transferred Units.     If any Units are Transferred during any Fiscal Year in compliance with the provisions of this Section 9, Profits, Losses, each item thereof, and all other items attributable to the Transferred Units for such Fiscal Year shall be divided and allocated between the transferor and the transferee by taking into account their varying interests during the Fiscal Year in accordance with Code Section 706(d), using any conventions permitted by law and selected by the Directors. All distributions payable in connection with any Transferred Units shall be made to the holder of the Transferred Units on the record date of such distribution (as determined in accordance with Section 6.11) such that any distribution with a record date on or before the date of such Transfer shall be made to the transferor, and any distribution with a record date thereafter shall be made to the transferee. Neither the Company nor any Director shall incur any liability for making allocations and distributions in accordance with the provisions of this Section 9.6, whether or not the Directors or the Company has knowledge of any Transfer of ownership of any Units.

SECTION 10. DISSOLUTION AND WINDING UP

        10.1    Dissolution.     The Company shall dissolve and shall commence winding up and liquidating upon the first to occur of any of the following (each a "Dissolution Event"): (i) the affirmative vote of the Members holding a 75% supermajority of the Membership Voting Interests represented by the Class A Units, Class B Units and Class C Units represented at any annual or special meeting, voting together as a single class, to dissolve, wind up, and liquidate the Company; or (ii) the entry of a decree of judicial dissolution pursuant to the Act. The Members hereby agree that, notwithstanding any provision of the Act, the Company shall not dissolve prior to the occurrence of a Dissolution Event.

28

        10.2    Winding Up.     Upon the occurrence of a Dissolution Event, the Company shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and Members, and no Member shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Company's business and affairs, PROVIDED that all covenants contained in this Agreement and obligations provided for in this Agreement shall continue to be fully binding upon the Members until such time as the Property has been distributed pursuant to this Section 10.2 and a statement of dissolution has been filed pursuant to the Act. The Liquidator shall be responsible for overseeing the prompt and orderly winding up and dissolution of the Company. The Liquidator shall take full account of the Company's liabilities and Property and shall cause the Property or the proceeds from the sale thereof (as determined pursuant to Section 10.9 hereof), to the extent sufficient therefor, to be applied and distributed, to the maximum extent permitted by law, in the following order: (a) First, to creditors (including Members and Directors who are creditors, to the extent otherwise permitted by law) in satisfaction of all of the Company's Debts and other liabilities (whether by payment or the making of reasonable provision for payment thereof), other than liabilities for which reasonable provision for payment has been made; and (b) Second, to the Unit Holders in accordance with the positive balance in their Capital Accounts calculated after making the required adjustment set forth in clause (ii)(c) of the definition of Gross Asset Value in Section 1.10 of this Agreement, after giving effect to all contributions, distributions and allocations for all periods (c) Third, to the Unit Holders, pro rata based upon the respective number of Units held by such Unit Holders.

        10.3    Compliance with Certain Requirements of Regulations; Deficit Capital Accounts.     In the event the Company is "liquidated" within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), (a) distributions shall be made pursuant to this Section 10 to the Unit Holders who have positive Capital Accounts in compliance with Regulations Section 1.704-1(b)(2)(ii)(b)(2). If any Unit Holder has a deficit balance in his Capital Account (after giving effect to all contributions, distributions and allocations for all Fiscal Years, including the Fiscal Year during which such liquidation occurs), such Unit Holder shall have no obligation to make any contribution to the capital of the Company with respect to such deficit, and such deficit shall not be considered a debt owed to the Company or to any other Person for any purpose whatsoever. In the discretion of the Liquidator, a pro rata portion of the distributions that would otherwise be made to the Unit Holders pursuant to this Section 10 may be: (a) Distributed to a trust established for the benefit of the Unit Holders for the purposes of liquidating Company assets, collecting amounts owed to the Company, and paying any contingent or unforeseen liabilities or obligations of the Company. The assets of any such trust shall be distributed to the Unit Holders from time to time, in the reasonable discretion of the Liquidator, in the same proportions as the amount distributed to such trust by the Company would otherwise have been distributed to the Unit Holders pursuant to Section 10.2 hereof; or (b) Withheld to provide a reasonable reserve for Company liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed to the Company, provided that such withheld amounts shall be distributed to the Unit Holders as soon as practicable.

        10.4    Deemed Distribution and Recontribution.     Notwithstanding any other provision of this Section 10, in the event the Company is liquidated within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g) but no Dissolution Event has occurred, the Property shall not be liquidated, the Company's Debts and other liabilities shall not be paid or discharged, and the Company's affairs shall not be wound up.

        10.5    Rights of Unit Holders.     Except as otherwise provided in this Agreement, each Unit Holder shall look solely to the Property of the Company for the return of its Capital Contribution and has no right or power to demand or receive Property other than cash from the Company. If the assets of the Company remaining after payment or discharge of the debts or liabilities of the Company are

29

insufficient to return such Capital Contribution, the Unit Holders shall have no recourse against the Company or any other Unit Holder or Directors.

        10.6    Allocations During Period of Liquidation.     During the period commencing on the first day of the Fiscal Year during which a Dissolution Event occurs and ending on the date on which all of the assets of the Company have been distributed to the Unit Holders pursuant to Section 10.2 hereof, the Unit Holders shall continue to share Profits, Losses, gain, loss and other items of Company income, gain, loss or deduction in the manner provided in Section 3 hereof.

        10.7    Character of Liquidating Distributions.     All payments made in liquidation of the interest of a Unit Holder in the Company shall be made in exchange for the interest of such Unit Holder in Property pursuant to Section 736(b)(1) of the Code, including the interest of such Unit Holder in Company goodwill.

        10.8    The Liquidator.     The "Liquidator" shall mean a Person appointed by the Directors(s) to oversee the liquidation of the Company. Upon the consent of a majority in interest of the Members, the Liquidator may be the Directors. The Company is authorized to pay a reasonable fee to the Liquidator for its services performed pursuant to this Section 10 and to reimburse the Liquidator for its reasonable costs and expenses incurred in performing those services. The Company shall indemnify, save harmless, and pay all judgments and claims against such Liquidator or any officers, directors, agents or employees of the Liquidator relating to any liability or damage incurred by reason of any act performed or omitted to be performed by the Liquidator, or any officers, directors, agents or employees of the Liquidator in connection with the liquidation of the Company, including reasonable attorneys' fees incurred by the Liquidator, officer, director, agent or employee in connection with the defense of any action based on any such act or omission, which attorneys' fees may be paid as incurred, except to the extent such liability or damage is caused by the fraud, intentional misconduct of, or a knowing violation of the laws by the Liquidator which was material to the cause of action.

        10.9    Forms of Liquidating Distributions.     For purposes of making distributions required by Section 10.2 hereof, the Liquidator may determine whether to distribute all or any portion of the Property in-kind or to sell all or any portion of the Property and distribute the proceeds therefrom.

SECTION 11. MISCELLANEOUS

        11.1    Notices.     Any notice, payment, demand, or communication required or permitted to be given by any provision of this Agreement shall be in writing and shall be deemed to have been delivered, given, and received for all purposes (i) if delivered personally to the Person or to an officer of the Person to whom the same is directed, or (ii) upon deposit in the United States mail, if sent by regular or certified mail, postage and charges prepaid, or (iii) if sent by facsimile, email, or other electronic transmission, when such transmission is electronically confirmed as having been successfully transmitted. If sent by regular or certified mail, then the notice, payment, demand, or communication must be addressed as follows, or to such other address as such Person may from time to time specify by notice to the Members and the Directors: (a) If to the Company, to the address determined pursuant to Section 1.4 hereof; (b) If to the Directors, to the address set forth on record with the Company; (c) If to a Member, either to the address set forth on record with the Company or to such other address that has been provided in writing to the Company. If sent by facsimile or email, then the notice, payment, demand, or communication must be sent to the facsimile number or email address that has been provided in writing to the Company.

        11.2    Binding Effect.     Except as otherwise provided in this Agreement, every covenant, term, and provision of this Agreement shall be binding upon and inure to the benefit of the Members and their respective successors, transferees, and assigns.

30

        11.3    Construction.     Every covenant, term, and provision of this Agreement shall be construed simply according to its fair meaning and not strictly for or against any Member.

        11.4    Headings.     Section and other headings contained in this Agreement are for reference purposes only and are not intended to describe, interpret, define, or limit the scope, extent, or intent of this Agreement or any provision hereof.

        11.5    Severability.     Except as otherwise provided in the succeeding sentence, every provision of this Agreement is intended to be severable, and, if any term or provision of this Agreement is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity or legality of the remainder of this Agreement. The preceding sentence of this Section 11.5 shall be of no force or effect if the consequence of enforcing the remainder of this Agreement without such illegal or invalid term or provision would be to cause any Member to lose the material benefit of its economic bargain.

        11.6    Incorporation By Reference.     Every exhibit, schedule, and other appendix attached to this Agreement and referred to herein is incorporated in this Agreement by reference unless this Agreement expressly otherwise provides.

        11.7    Variation of Terms.     All terms and any variations thereof shall be deemed to refer to masculine, feminine, or neuter, singular or plural, as the identity of the Person or Persons may require.

        11.8    Governing Law.     The laws of the State of Iowa shall govern the validity of this Agreement, the construction of its terms, and the interpretation of the rights and duties arising hereunder.

        11.9    Waiver of Jury Trial.     Each of the Members irrevocably waives to the extent permitted by law, all rights to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement.

        11.10    Counterpart Execution.     This Agreement may be executed in any number of counterparts with the same effect as if all of the Members had signed the same document. All counterparts shall be construed together and shall constitute one agreement.

        11.11    Specific Performance.     Each Member agrees with the other Members that the other Members would be irreparably damaged if any of the provisions of this Agreement are not performed in accordance with their specific terms and that monetary damages would not provide an adequate remedy in such event. Accordingly, it is agreed that, in addition to any other remedy to which the nonbreaching Members may be entitled, at law or in equity, the nonbreaching Members shall be entitled to injunctive relief to prevent breaches of the provisions of this Agreement and specifically to enforce the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having subject matter jurisdiction thereof.

        IN WITNESS WHEREOF, the parties have executed and entered into this Second Amended and Restated Operating Agreement of the Company as of the day first set forth above.

COMPANY:
WESTERN IOWA ENERGY, LLC
By:
Its:	Chairman

31

EXHIBIT "A"
Western Iowa Energy, LLC
Board of Directors List

Name of Director:	Term Expires:
John Geake	2012
Bill Horan	2012
Denny Mauser	2012
Brent Halling	2013
Virgil Harrison	2013
Warren Bush	2014
Kevin Ross	2014

32

EXHIBIT "B"
MEMBER SIGNATURE PAGE
ADDENDA TO THE
SECOND AMENDED & RESTATED
OPERATING AGREEMENT OF
WESTERN IOWA ENERGY, LLC

        The undersigned does hereby represent and warrant that the undersigned, as a condition to becoming a Member in Western Iowa Energy, LLC, has received a copy of the Second Amended & Restated Operating Agreement, dated [date], 2011, and, if applicable, all amendments and modifications thereto, and does hereby agree that the undersigned, along with the other parties to the Second Amended & Restated Operating Agreement, shall be subject to and comply with all terms and conditions of said Second Amended & Restated Operating Agreement in all respects as if the undersigned had executed said Second Amended & Restated Operating Agreement on the original date thereof and that the undersigned is and shall be bound by all of the provisions of said Second Amended & Restated Operating Agreement from and after the date of execution hereof.

Number and Class of Units:

Individuals:	Entities:
Name of Individual Member (Please Print)	Name of Entity (Please Print)
Signature of Individual	Print Name and Title of Officer
Name of Joint Individual Member (Please Print)	Signature of Officer
Signature of Joint Individual Member

Agreed and accepted on behalf of the Company and its Members:
WESTERN IOWA ENERGY, LLC
By:
Its:

Exhibit D

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-K

☒ Annual report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.
For the fiscal year ended December 31, 2010.
OR
☐ Transition report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.
For the transition period from to .

COMMISSION FILE NUMBER 00051965

WESTERN IOWA ENERGY, LLC
(Exact name of registrant as specified in its charter)

Iowa (State or other jurisdiction of incorporation or organization)	41-2143913 (I.R.S. Employer Identification No.)
1220 S. Center Street, P.O. Box 399
Wall Lake, Iowa	51466
(Address of principal executive offices)	(Zip Code)

(712) 664-2173
(Registrant's telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:
 None

Securities registered pursuant to Section 12(g) of the Act:
 Limited Liability Company Membership Units
(Title of class)

          Indicate by check mark whether the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. ☐ Yes    ☒ No

          Indicated by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act. ☐ Yes    ☒ No

          Note—Checking the box above will not relieve any registrant required to file reports pursuant to Section 13 or 15(d) of the Exchange Act from their obligations under those Sections.

          Indicated by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. ☒ Yes    ☐ No

          Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). ☐ Yes    ☐ No

          Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K (§229.405 of this chapter) is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. ☐

          Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act.

Large Accelerated Filer ☐	Accelerated Filer ☐	Non-Accelerated Filer ☒ (Do not check if a smaller reporting company)	Smaller Reporting Company ☐

          Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). ☐ Yes    ☒ No

          The aggregate market value of the membership units held by non-affiliates of the registrant was $23,497,300 at June 30, 2010. There is no established public trading market for the registrant's membership units. In addition, no units of the registrant were traded during the fiscal years ended December 31, 2010 and December 31, 2009. The aggregate market value was computed by reference to the average price at which membership units were traded on the registrant's qualified matching service during the fourth quarter of the registrant's fiscal year ended December 31, 2008, which is the most recent quarter prior to June 30, 2010 during which the registrant's units were traded on the qualified matching service.

          As of March 1, 2011, there were 26,447 membership units outstanding.

DOCUMENTS INCORPORATED BY REFERENCE

          The information required in Section III of this Annual Report is incorporated herein by reference to the Company's definitive proxy statement to be filed with the Securities and Exchange Commission within 120 days of the close of the fiscal year ended December 31, 2010.

i

CAUTIONARY STATEMENTS REGARDING FORWARD LOOKING STATEMENTS

        This report contains forward-looking statements that involve known and unknown risks and relate to future events, our future financial performance, or our expected future operations and actions. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "expect," "plan," "anticipate," "believe," "estimate," "future," "intend," "could," "hope," "predict," "target," "potential," or "continue" or the negative of these terms or other similar expressions. These forward-looking statements are only our predictions based upon current information and involve numerous assumptions, risks and uncertainties. Our actual results or actions may differ materially from these forward-looking statements for many reasons, including the reasons described in this report. While it is impossible to identify all such factors, factors that could cause actual results to differ materially from those estimated by us include, but are not limited to:

  •
  Changes in federal, state, or local incentives for biodiesel production, including without limitation the federal biodiesel blenders' tax credit;

  •
  The availability and adequacy of our cash flow to meet our requirements;

  •
  Changes to the rules related to the Renewable Fuels Standard and the value of renewable identification numbers ("RINs");

  •
  Competition with other manufacturers in the biodiesel industry;

  •
  Results of our hedging strategies;

  •
  Changes in interest rates and the availability of credit to support capital improvements, development, expansion, and operations;

  •
  Changes in the amounts available under our credit facilities with Farm Credit;

  •
  Our ability to keep up with the latest technology for the production of biodiesel;

  •
  Decrease in the demand for biodiesel;

  •
  Changes in plant production capacity or technical difficulties in operating the plant;

  •
  Actual biodiesel and co-product production varying from expectations;

  •
  Availability and cost of products and raw materials, particularly soybean oil and animal fats;

  •
  Changes in the price and market for biodiesel and its co-products;

  •
  Our ability to market and our reliance on ADM to market our products;

  •
  Fluctuations in petroleum prices;

  •
  Our ability to procure and our reliance on ADM to procure feedstock for our plant;

  •
  Competition from alternative fuels and alternative fuel additives;

  •
  Changes in our business strategy, capital improvement, or development plans;

  •
  Consequences of the domestic and global economic downturn and ongoing financial crisis;

  •
  Our ability to generate free cash flow to invest in our business and service our debt;

  •
  Changes in general economic conditions or the occurrence of certain events causing an economic impact in the agriculture, oil, or transportation industries;

  •
  Changes in the environmental regulations or in our ability to comply with the environmental regulations that apply to our plant operations;

  •
  Changes and advances in biodiesel production technology;

ii

  •
  Our ability to export our biodiesel;

  •
  Overcapacity within the biodiesel industry resulting in increased competition and costs for feedstock and/or decreased prices for our biodiesel and co-products;

  •
  Our ability to successfully operate our plant following the period during which the plant was warm-idled;

  •
  The imposition of tariffs or other duties on biodiesel imported into Europe;

  •
  Our ability to comply with the financial covenants in our loan agreements;

  •
  Changes to our operations related to the engagement of ADM as our biodiesel and co-product marketer and feedstock procurer;

  •
  Our ability to hire and retain qualified personnel to operate the plant; and

  •
  Other factors described elsewhere in this report.

        The cautionary statements referred to in this section also should be considered in connection with any subsequent written or oral forward-looking statements that may be issued by us or persons acting on our behalf. We undertake no duty to update these forward-looking statements, even though our situation may change in the future. Furthermore, we cannot guarantee future results, events, levels of activity, performance, or achievements. We caution you not to put undue reliance on any forward-looking statements, which speak only as of the date of this report. You should read this report and the documents that we reference in this report and have filed as exhibits completely and with the understanding that our actual future results may be materially different from what we currently expect. We qualify all of our forward-looking statements by these cautionary statements.

AVAILABLE INFORMATION

        Our website address is www.westerniowaenergy.com. Our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), are available, free of charge, on our website under the link "SEC Compliance," as soon as reasonably practicable after we electronically file such materials with, or furnish such materials to, the Securities and Exchange Commission. The contents of our website are not incorporated by reference in this annual report on Form 10-K.

iii

PART I.

Item 1.    Business

General Development of Business

        Western Iowa Energy, LLC ("WIE" or the "Company") is an Iowa limited liability company formed on September 21, 2004, for the purpose of developing, constructing, and operating a biodiesel manufacturing facility in Sac County, Iowa. References to "we," "us," and "our" refer to Western Iowa Energy, LLC. Our biodiesel production plant first commenced operations in May 2006.

        We derive our revenues from the sale and distribution of our biodiesel, glycerin, and fatty acid. Our plant has a nameplate production capacity of 30 million gallons of biodiesel per year and is able to pre-treat crude vegetable oil and crude animal fats for use in the biodiesel production process. Our pretreatment systems permit us to utilize lower-cost feedstock, such as animal fats, in place of higher-cost feedstock, such as soybean oil, to optimize our profits.

        Our plant is BQ-9000 accredited by the National Biodiesel Board and the National Biodiesel Accreditation Committee. BQ-9000 is a voluntary quality-assurance program. BQ-9000 accreditation demonstrates that the quality control processes in place at a plant provide confidence that the biodiesel produced at the facility will consistently meet applicable American Society of Testing and Materials ("ASTM") biodiesel specifications.

        For the fiscal year ended December 31, 2010, we produced a total of 3,411,080 gallons of biodiesel at our plant. This is significantly less than our annual nameplate production capacity of 30,000,000 gallons, and represents a significant decrease from the fiscal year ended December 31, 2009, when we produced 17,276,098 gallons of biodiesel. The reduced production in fiscal year 2010 was a result of limited sales related to the failure of Congress to extend the federal blenders' tax credit for biodiesel mixtures, which expired on December 31, 2009. Although this tax credit was reinstated in December 2010 and made retroactive for the 2010 calendar year, the absence of the credit during 2010 caused many biodiesel plants to significantly reduce production or halt production altogether. The biodiesel tax credit is set to expire again on December 31, 2011. If Congress fails to enact another extension of this credit, we expect that demand for biodiesel will once again decrease significantly.

        In mid-April 2010 we warm-idled our plant, meaning we reduced staffing levels and maintained the plant in a state capable of commencing the production of biodiesel again within a matter of several days, due to limited sales. In connection with our plant warm-idling, we laid off 15 full-time employees to reduce operating expenses. Effective August 13, 2010, we laid off seven additional full-time employees, leaving us with six full-time employees. However, since these layoffs we have begun hiring employees again. In September 2010, we hired our General Manager and Operations Manager. We were in need of employees for these positions following the termination of our Management and Operational Services Agreement ("MOSA") with Renewable Energy Group, Inc. ("REG"), discussed below in more detail. Following the reinstatement of the biodiesel tax credit in December 2010, we began to hire back additional employees as we started operating our biodiesel plant again.

        On May 11, 2009, we entered into an Asset Purchase Agreement with REG providing for the sale of substantially all of our assets to REG. This agreement was later amended on August 7, 2009 and again on November 20, 2009. Under the agreement as amended, REG Wall Lake, LLC would have acquired substantially all of our assets and certain of our liabilities in exchange for a certain amount of common and preferred stock in REG Newco, Inc. The amended agreement also contemplated the consolidation of the business and operations of two other biodiesel plants, Central Iowa Energy, LLC and Blackhawk Biofuels, LLC, under REG Newco, Inc. However, the amended agreement was subject to several closing conditions, including the approval of a majority of the membership voting interests of WIE. On February 24, 2010, our unitholders voted against the proposed transaction, meaning that we did not complete the transaction.

1

        REG formerly managed and directed the general operations of our plant pursuant to the MOSA. However, the term of the MOSA, as extended, expired on June 11, 2010. Following the expiration of the MOSA, we continued our working relationship with REG upon the same general terms without a written agreement. During this time, the plant was warm-idled, as discussed above, meaning we were not engaging in the day-to-day production of biodiesel and its co-products and therefore did not require the same level of management, feedstock procurement and product marketing services that would have been required if we were actively operating the plant during that time.

        Since we desired to have marketing and feedstock procurement services in place in the event that the federal biodiesel tax credit was reinstated, in September 2010 we finalized three agreements with Archer-Daniels-Midland Company ("ADM"): (i) a Product Marketing Agreement, (ii) a Feedstock Agreement, and (iii) a Services Agreement. Pursuant to the Product Marketing Agreement, ADM will purchase, and we will sell, all of the biodiesel and co-products produced at our biodiesel plant. Under this agreement, we will receive an amount equal to the sales price charged by ADM to third party purchasers for our products (or to be paid by ADM, if there is no underlying third party sale), less ADM's marketing costs such as freight, fuel surcharges, brokerage fees, off-site storage and any applicable shrink, independent lab fees, and other related costs. Under the Feedstock Agreement, ADM will procure the feedstock for our biodiesel plant. Finally, pursuant to the Services Agreement, ADM will provide us with certain other services, including: (i) annual site audits for BQ 9000, safety, and regulatory and environmental compliance, (ii) ongoing operations assistance, and (iii) annual quality control lab audits and routine round robin lab testing. The initial terms of the Product Marketing Agreement, Feedstock Agreement and Services Agreement are one year, commencing on the first day of the month in which the production of biodiesel resumed at our biodiesel plant, which was January 2011, subject to earlier termination by either party upon thirty days written notice. While our MOSA with REG provided that REG would provide us with certain management personnel and services, our agreements with ADM do not contemplate the provision of management services because we desired to move all management functions in-house. For this reason, we hired our General Manager and Operations Manager in September 2010, as discussed above.

        We expect to fund our operations during the next 12 months using cash flow from continuing operations and our credit facilities. In May 2010 we agreed with Farm Credit to reduce the amount available under our revolving credit loan from $8,000,000 to $6,000,000 through July 31, 2010. The agreement to reduce this loan was subsequently extended through March 31, 2011. On March 28, 2011, we agreed with Farm Credit to increase the amount available under this loan to $7,000,000 through September 30, 2011. We paid off our term debt in full in December 2010. Although we expect to have sufficient cash flow to fund our operations from our continuing operations and from our remaining credit facilities, it is possible our cash flow may prove to be insufficient.

        We are subject to industry-wide factors that affect our operating and financial performance. These factors include, but are not limited to, the available supply and cost of animal fats and other feedstocks from which we produce our biodiesel, glycerin, and fatty acid; dependence on our product marketer to market and distribute our products; the timely expansion of infrastructure in the biodiesel industry; the intensely competitive nature of the biodiesel industry; possible legislation at the federal, state, and/or local level; and the cost of complying with extensive environmental laws that regulate our industry.

Financial Information About Segments

        We do not operate any distinct segments, as defined by generally accepted accounting principles.

Principal Products

        The principal products that we produce are biodiesel, crude glycerin, and fatty acid.

2

Biodiesel

        Biodiesel is a high-lubricity, clean-burning alternative fuel produced from domestic, renewable resources and is primarily used in compression ignition (diesel) engines and may also be used as home heating oil. Biodiesel provides environmental benefits over petroleum-based diesel, including reduced emissions of carbon dioxide, carbon monoxide, particulate matter, and sulfur. Biodiesel's physical and chemical properties, as they relate to operation of diesel engines, are similar to petroleum-based diesel fuel. As a result, blends containing 20% biodiesel and 80% petroleum-based diesel may be used in most standard diesel engines without requiring any engine modifications.

        We derived approximately 90.0% of our revenue from the sale of biodiesel during our fiscal year ended December 31, 2010. Biodiesel sales accounted for approximately 96.7% and 96.5% of our revenue for the fiscal years ended December 31, 2009 and 2008, respectively.

Primary Co-Product—Crude Glycerin

        The primary co-product of the biodiesel production process is crude glycerin, which equals approximately 10% of the quantity of biodiesel produced. Crude glycerin is highly stable under typical storage conditions, compatible with a wide variety of other chemicals, and relatively non-toxic. Glycerin possesses a unique combination of physical and chemical properties that are used in a large variety of products. It is an ingredient or processing aid in cosmetics, toiletries, personal care, pharmaceuticals, and food products. In addition, new uses for glycerin are frequently being discovered and developed due to its versatility. Many of these uses, however, require refined glycerin. Our plant only produces crude glycerin and does not have the capability to refine glycerin. Also, glycerin produced from the production of animal fat-based biodiesel cannot be used in pharmaceutical products.

        We derived approximately 2.6% of our revenue from the sale of crude glycerin during our fiscal year ended December 31, 2010. Crude glycerin sales accounted for approximately 1.4% and 2.2% of our revenue for the fiscal years ended December 31, 2009 and 2008, respectively.

Primary Co-Product—Fatty Acid

        An additional co-product of the biodiesel production process is fatty acid. Fatty acid is generally used as a component of livestock feed. We derived approximately 3.5% of our revenue from the sale of fatty acid during our fiscal year ended December 31, 2010. Fatty acid sales accounted for approximately 1.9% and 1.3% of our revenue for the fiscal years ended December 31, 2009 and 2008, respectively.

Principal Products Markets

        As described below in "Distribution Methods", we currently market and distribute all of our biodiesel, glycerin, and fatty acid through a third-party marketer, Archer-Daniels-Midland Company ("ADM"). Our products are primarily sold in the domestic market. A portion of our products have also been sold in international markets, particularly to European customers. In 2009, however, the European Commission imposed anti-dumping and countervailing duties on U.S. biodiesel imported into Europe. These duties significantly increase the price at which we must sell our biodiesel in European markets, making it difficult or impossible for us to compete with European biodiesel producers.

        We expect our product marketer to explore all markets for our products, including export markets. However, due to high transportation costs, and the fact that we are not located near a major international shipping port, we expect a majority of our products to continue to be marketed and sold domestically.

3

 Distribution Methods

        We previously were a party to a Management and Operational Services Agreement ("MOSA") with Renewable Energy Group, Inc. ("REG"), under which REG marketed and distributed our biodiesel, glycerin, and fatty acid. The term of the MOSA expired on June 11, 2010, although we continued our working relationship with REG for a period of time following that date upon the same general terms without a written agreement. Pursuant to the MOSA, we paid REG a fee equal to one cent ($0.01) per gallon for all biodiesel marketed from our facility. We also paid REG a fee for marketing our glycerin based on the amount of biodiesel marketed, which was equal to one fifth of one cent ($0.002) per gallon of biodiesel. We also paid REG an annual net income bonus equal to 6% of our net income.

        Following the expiration of the term of the MOSA, we entered into a Product Marketing Agreement with ADM dated September 21, 2010 pursuant to which ADM purchases from us, and we sell to ADM, all of the biodiesel and co-products produced at our biodiesel plant. Under the Product Marketing Agreement, we receive an amount equal to the sales price charged by ADM to third party purchasers for our products (or to be paid by ADM, if there is no underlying third party sale), less ADM's marketing costs such as freight, fuel surcharges, brokerage fees, off-site storage and any applicable shrink, independent lab fees, and other related costs. ADM also procures feedstock for our production plant and provides certain other services to us pursuant to separate agreements. The fee we pay to ADM for all such services, including services provided under the Product Marketing Agreement, is a percentage of the net amount we receive for our product sales, plus a percentage of our annual net profit. The initial terms of our Product Marketing Agreement with ADM is one year, commencing on the first day of the month in which we resumed the production of biodiesel following our warm-idle, which was January 2011, subject to earlier termination by either party upon thirty days written notice. The amounts we paid our product marketers for their services in the fiscal years ended December 31, 2010, 2009, and 2008 were $106,099, $676,532, and $751,659, respectively.

Seasonal Demand for Biodiesel

        Biodiesel has different cold flow properties depending on the type of feedstock used in its manufacture. Cold flow refers to a fuel's ability to flow easily at colder temperatures and is an important consideration in producing and blending biodiesel for use in colder climates. The cloud point is the temperature at which small solid crystals are visually observed as the fuel is cooled. When air temperatures fall below the cloud point, these crystals may plug fuel filters or drop to the bottom of a storage tank; however, fuels can usually be pumped at temperatures below the cloud point. The "pour point" for a fuel is the temperature at which the fuel contains so many crystals that it is essentially a gel and will no longer flow. Therefore, a lower cloud point and pour point means that the fuel flows better in colder temperatures. To provide biodiesel with an acceptable cloud point and pour point in cold weather, we need to blend our biodiesel with petroleum-based diesel. Generally, biodiesel that is used in blends of 2% to 20% provides acceptable cold flow properties for the Iowa market. We expect that our biodiesel distributor will sell our biodiesel throughout the nation, and potentially abroad. Cold flow additives can also be used seasonally to provide a higher level of cold weather protection, similar to the current practice with conventional diesel fuel. Demand for our biodiesel typically diminishes in colder climates and during the colder fall and winter months as a result of cold flow concerns. Animal fat-based biodiesel has a higher pour point temperature than other types of biodiesel. Accordingly, demand for this type of biodiesel may fluctuate by season more than demand for biodiesel made from other types of feedstock.

General Demand for Biodiesel

        The biodiesel industry is still relatively new and unknown especially when compared to the ethanol industry. In 2010, the Renewable Fuels Association reported that a record 13.23 billion gallons of ethanol were produced in the United States. However, the biodiesel industry produced only

4

approximately 315 million gallons of biodiesel in 2010, constituting only a small part of the U.S. diesel fuel market and a fraction of the amount of 2010 ethanol production. Total 2010 biodiesel production is also significantly less than that produced in 2009, which was approximately 545 million gallons. Biodiesel production overall is currently less than current national biodiesel production capacity. The Biodiesel Magazine website estimates that as of January 27, 2011, national biodiesel production capacity totaled approximately 2.84 billion gallons per year. According to the Biodiesel Magazine website there are 169 plants already operational; of these, some are currently not producing biodiesel and some do not currently operate at full capacity due to this excess production capacity and other economic factors.

        While there has been some uncertain or negative public opinion regarding biodiesel, in July 2008 there was a change to the ASTM standards which allows up to 5% biodiesel to be blended in with petroleum diesel and the product to still be labeled as petroleum diesel. This may continue to provide demand for biodiesel, especially in conjunction with the renewed biodiesel tax credit and RFS2, discussed below under "Government Regulation and Federal Biodiesel Supports," and offset some of the negative public opinions the biodiesel industry has faced.

Financial Information about Geographic Areas

        All of our operations are domiciled in the United States. All of the products sold to our customers for fiscal years 2010, 2009 and 2008 were produced in the United States and all of our long-lived assets are domiciled in the United States. We have engaged a third party marketer to market our biodiesel and co-products. Our marketer may decide to sell our products in countries other than the United States.

Sources and Availability of Raw Materials

Feedstock Procurement

        We entered into a Feedstock Agreement with ADM in September 2010, under which ADM procures the feedstock for our biodiesel plant. The inability of ADM to obtain adequate feedstock for our facility at economical prices, or at all, could have significant negative impacts on our ability to produce biodiesel and on our revenues.

Feedstock Cost and Supply

        The cost of feedstock is the largest single component of the cost of biodiesel production, accounting for 70% to 90% of the overall cost of producing biodiesel. As a result, increased prices for feedstock greatly impact the biodiesel industry. Soybean oil is the most abundant and widely used feedstock available in the United States. Our plant is capable of pretreating animal fats and crude vegetable oil, including soybean oil and corn oil, and utilizing these feedstocks to produce biodiesel. Our plant is also capable of pretreating used cooking oils. Animal fat has typically been less expensive to acquire than soybean oil and, accordingly, we attempt to use as much animal fat feedstock as possible when producing our biodiesel when such use would return greater profit margins. Demand for animal fat-based biodiesel, however, typically declines in the colder fall and winter months and, accordingly, our use of animal fats may decline during those months. Most of the feedstock used in our biodiesel production in fiscal year 2010 was animal fats. In the past we have also utilized cooking oils as a lower-cost feedstock alternative to soybean oil.

        In the event we cannot obtain adequate supplies of feedstock at affordable prices, our ability to operate profitably may be materially impaired. Increased feedstock costs may reduce our revenues and the value of our units.

5

Animal Fats and Other Alternative Feedstocks

        Our plant is capable of utilizing animal fats to produce biodiesel. In 2010, approximately 75.8% of our total feedstock usage consisted of a particular animal fat, choice white grease, as compared to 2009 and 2008, when 68.8% and 57.0%, respectively, of our total feedstock usage consisted of choice white grease. Animal fat prices peaked in the summer of 2008 and then fell as domestic and global economic conditions worsened. More recently animal fat prices have risen again and remain above their historical average. We have also used small amounts of bacon fat, beef tallow, poultry fat, lard, yellow grease, and used cooking oil as feedstocks for our biodiesel.

        It takes approximately 7.75 pounds of choice white grease to make a gallon of biodiesel. In 2010, the average price we paid for choice white grease was 28.32 cents per pound. By contrast, we paid an average of 24.92 and 39.50 cents per pound for choice white grease in 2009 and 2008, respectively.

        The charts below show U.S. lard and edible tallow prices over the past ten years and for each month from February 2010 to January 2011.

Lard and Edible Tallow Prices for the Past
10 Years

Marketing Year	Lard Price (cents/lb.)	Edible Tallow Price (cents/lb.)
2001/2002	13.55	13.87
2002/2003	18.13	17.80
2003/2004	26.13	22.37
2004/2005	21.80	18.48
2005/2006	21.74	18.16
2006/2007	28.43	27.32
2007/2008	40.85	41.68
2008/2009	26.72	25.47
2009/2010	31.99	32.26
2010/2011	44.5 - 48.5(1)	45.0 - 49.0(1)

Lard and Edible Tallow Prices
for Preceding Twelve-Month
Period

Month	Lard Price (cents/lb.)		Edible Tallow Price (cents/lb.)
February 2010	28.25		29.42
March 2010	32.95		33.73
April 2010	33.95		35.14
May 2010	34.24		35.33
June 2010	32.98		35.72
July 2010	31.42		32.50
August 2010	33.33		33.54
September 2010	43.59		35.02
October 2010	46.64		37.00
November 2010	37.32		41.75
December 2010	38.30		45.00
January 2011	48.50	(1)	50.10	(1)

(1)
Preliminary Price

Source: USDA, Oil Crops Outlook Report, February 10, 2011

6

Soybean Oil

        Like many other biodiesel plants, our plant is capable of producing biodiesel from crude vegetable oils, including soybean oil. Due to the recent high cost of soybean oil, however, we have significantly limited our use of soybean oil. After peaking in the summer of 2008 and sharply declining thereafter, soybean oil prices remained relatively stable throughout 2009 and the first nine months of 2010. However, more recently, soybean oil prices have again risen sharply. This increase is likely attributable to projected decreases in soybean oil stock, combined with increasing demand from export markets. The charts below show U.S. soybean oil prices over the past ten years and for each month from February 2010 to January 2011.

U.S. Soybean Oil Prices for the Past
10 Years

Marketing Year	Price (cents/lb.)
2001/2002	16.46
2002/2003	22.04
2003/2004	29.97
2004/2005	23.01
2005/2006	23.41
2006/2007	31.02
2007/2008	52.03
2008/2009	32.16
2009/2010	35.95
2010/2011	51.0 - 55.0(1)

U.S. Soybean Oil Prices
for Preceding Twelve-Month
Period

Month	Price (cents/lb.)
February 2010	34.69
March 2010	36.39
April 2010	37.11
May 2010	35.41
June 2010	34.47
July 2010	35.07
August 2010	37.57
September 2010	39.21
October 2010	44.02
November 2010	47.62
December 2010	51.51
January 2011	53.84	(1)

(1)
Preliminary Price

Source: USDA, Oil Crops Outlook Report, February 10, 2011

        It takes more than seven pounds of soybean oil to make a gallon of biodiesel. Increases in soybean oil costs significantly reduce the potential profit margin on each gallon of biodiesel we sell produced from soybean oil. Any increase in the price of soybean oil without a corresponding increase in the price

7

of biodiesel will negatively impact our ability to generate revenues and profits. Due to high soybean oil prices, we have been using alternative forms of feedstock as substitutes for soybean oil to the greatest extent possible. These substitutes include animal fat and used cooking oil, as discussed above. However, prices for these alternative feedstocks have tended to increase along with the cost of soybean oil. In 2010, only a de minimis amount of our total feedstock used consisted of soybean oil, which is a significant decrease from 2009 and 2008, in which 8.4% and 29.3%, respectively, of our total feedstock used was soybean oil.

        In the event we cannot obtain adequate supplies of feedstock at affordable costs for sustained periods of time, then we may be forced to shut down the plant temporarily or permanently. Shut downs and increased feedstock costs may reduce our revenues from operations which could decrease or eliminate the value of our units.

Feedstock Cold Flow Properties

        Because biodiesel has different cold flow properties depending on the type of feedstock used in its manufacture, cold flow also becomes a primary factor in determining the type of feedstock to use. "Cold flow" refers to a fuel's ability to flow easily at colder temperatures and is an important consideration in producing and blending biodiesel for use in colder climates and in colder seasons. The "cloud point" is the temperature at which small solid crystals are visually observed as the fuel is cooled. When air temperatures fall below the cloud point, these crystals may plug fuel filters or drop to the bottom of a storage tank; however, fuels can usually be pumped at temperatures below the cloud point. The "pour point" for a fuel is the temperature at which the fuel contains so many crystals that it is essentially a gel and will no longer flow. Therefore, a lower pour point temperature means the fuel flows better in colder temperatures. The following table represents the cloud points and pour points for different types of fuels:

Type of Fuel	Cloud Point	Pour Point
Soy-based Biodiesel (B100)	32°F	25°F
Choice white grease-based Biodiesel (B100)	48°F	42°F
Beef tallow-based Biodiesel (B100)	61°F	59°F
No. 2 Ultra Low Sulfur Petroleum Diesel	6°F	-30°F
B2 Soy Blend with No. 2 Diesel	7°F	-25°F

        To provide biodiesel with acceptable cloud points and pour points in cold weather, we will need to blend our biodiesel with petroleum-based diesel. Generally, biodiesel that is used in blends of 2% to 20% will provide acceptable cold weather properties for the Iowa market. However, we expect that our biodiesel marketer will sell our biodiesel throughout the nation, and potentially abroad. Cold flow additives can also be used seasonally to provide a higher level of cold weather protection, similar to the current practice with conventional diesel fuel. Demand for our biodiesel may diminish in colder climates and during the colder months as a result of cold flow concerns. We are currently producing biodiesel from animal fats and soybean oil. Nearly all of our biodiesel sales for fiscal year 2010 were animal fat biodiesel blends, which is an increase over the previous two years. In fiscal years 2009 and 2008, approximately 91.5% and 69.8% of our biodiesel sales were animal fat biodiesel blends.

Hedging

        Due to fluctuations in the price and supply of feedstock, we utilize forward contracting and hedging strategies to manage our commodity risk exposure and to optimize finished product pricing and supply. Hedging means protecting the price at which we buy feedstock and the price at which we will sell our products in the future. It is a way to attempt to reduce the risk caused by price fluctuations that result from our purchase of feedstock in the agricultural market and the sale of our biodiesel in the energy market. These markets are largely unrelated, so an increase in feedstock costs

8

does not generally translate into an increase in the price of our biodiesel. The effectiveness of such hedging activities is dependent upon, among other things, the cost of feedstock and our ability to sell sufficient amounts of biodiesel. Although we attempt to link hedging activities to sales plans and pricing activities, such hedging activities can themselves result in costs because price movements in feedstock contracts are highly volatile and are influenced by many factors that are beyond our control. We may incur such costs and they may be significant. The market for soybean oil trades 18 months into the future. The animal grease market has no futures trade. However, there is a quoting system through the USDA that provides for price discovery for animal grease. There is not enough volume of biodiesel currently produced to justify a futures market. As such, there is no spot biodiesel price, making current price discovery limited. In late 2007, our Board of Directors formed a Risk Management Committee, which enacted a policy intended to balance our hedging activities.

Pretreatment Costs

        Crude vegetable oils, such as crude soy and corn oil, and all animal fats need to be pretreated before being processed into biodiesel. Pretreatment removes the impurities from crude vegetable oils, crude animal fats, and waste greases, and prepares the feedstock to go through the biodiesel production process. Some types of feedstock need more treatment than others. For example, virgin soybean oil can be easier and cheaper to pretreat than turkey fat, and turkey fat can be easier and cheaper to pretreat than beef tallow. The cost of the process is driven by the structure of the feedstock and the impurities in the feedstock.

        For soybean oil, the pretreatment process results in refined and bleached (RB) oil. The price differential between RB oil and crude soy oil is ordinarily approximately 5 cents per pound. Our processing plant has pretreatment capabilities allowing us to utilize crude vegetable oil and many types of fat or grease as feedstock in our facility. This added flexibility allows us to choose the feedstock that will produce biodiesel in the most cost-effective manner possible.

Utilities, Energy & Infrastructure

        Our biodiesel plant requires a significant and uninterrupted supply of electricity, natural gas, and water to operate. We entered into agreements with providers of these utilities as follows:

        Electricity.    Our plant requires a continuous supply of electricity. We entered into an Electrical Services Agreement with Sac County Electric Cooperative (now known as Raccoon Valley Electric Cooperative) to supply our electricity. Under the agreement, we pay Sac County Electric Cooperative a facility charge of $2,100 per month, plus regular rates for delivery of electricity to our plant. Our current delivery rate is $0.0686 per kilowatt.

        Water.    We require a significant supply of water—approximately 100,000 gallons of water per day. The City of Wall Lake drilled a well on the property adjacent to the plant to supply process water for our use. The City of Wall Lake has run a line from its pretreatment plant to our site to supply us with potable water. The rate currently charged by the City of Wall Lake for both process water and potable water is $1.00 per 1,000 gallons.

        Natural Gas.    Natural gas is a significant input to our manufacturing process. During the 2010 fiscal year, our natural gas usage was approximately 43,852 million British thermal units ("mmBTU"). Because the volume of animal fat processed through our plant has a large impact on the volume of gas we use, we estimate a usage between 120,000 mmBTU and 160,000 mmBTU for the 2011 fiscal year. In fiscal year 2010, the average price that we paid for natural gas was $8.30 per mmBTU. Although the price we will pay for our natural gas during the 2011 fiscal year is uncertain, management expects that the cost will increase from the cost we experienced in 2010.

9

 Patent, Trademarks and Licenses.

        As part of our design-build agreement with REG, REG agreed to provide us a perpetual and irrevocable license to use any and all of its technology and propriety property related to or incorporated into the plant in connection with our operation, maintenance, and repair of the plant. Since this license is irrevocable, neither the expiration of the term of the MOSA nor the rejection of the proposed consolidation with REG is expected to affect our license of the REG proprietary technology that has been incorporated into the plant.

Working Capital

        In order to protect the price of our finished biodiesel, we enter into hedging transactions that are designed to limit our exposure to decreases in the price of biodiesel. In 2009 and 2010, we sought to minimize the risks from fluctuations in the price of biodiesel by using derivative instruments such as cash, futures, and option contracts for home heating oil. There is currently no futures market for biodiesel. Instead, we used home heating oil derivatives. Home heating oil is high sulfur diesel, which is the closest commodity to biodiesel for which there is a futures market. More recently, we have entered into flat price future sales contracts with our product marketer, ADM, to limit our exposure to decreases in the price of biodiesel. These flat price sales contracts allow us to lock in a margin at the time that we purchase the feedstock utilized to produce the biodiesel that we have contracted for future sale. This risk management practice has allowed us to avoid dedicating cash to margin calls associated with derivative instruments.

        We are also subject to volatility with respect to the prices of our inputs, including feedstock and natural gas. Currently, we are unable to manage our price risk for animal fats as there are no futures contracts available for animal fats, and animal fats suppliers are, to date, unwilling to enter into long-term contracts for animal fats. Volatility in feedstock and natural gas prices can significantly impact the cash we have available for working capital.

Government Regulation and Federal Biodiesel Supports

        The biodiesel industry is dependent on economic incentives to produce biodiesel, including federal biodiesel supports. The American Jobs Creation Act of 2004, the Energy Policy Act of 2005, and the Energy Independence and Security Act of 2007 have established the groundwork for biodiesel market development.

Renewable Fuels Standard

        The Energy Policy Act of 2005 created the Renewable Fuel Standard ("RFS") which required refiners to use 7.5 billion gallons of renewable fuels by 2012. The Energy Independence and Security Act of 2007 ("EISA") expanded the existing RFS (often referred to as "RFS2") to require the use of 9 billion gallons of renewable fuel in 2008, increasing to 36 billion gallons of renewable fuel by 2022. The RFS2 requires 600 million gallons of renewable fuel in 2009 to come from advanced biofuels other than corn-based ethanol, such as ethanol derived from cellulose, sugar or crop residue, and biomass-based diesel (which includes biodiesel and renewable diesel), increasing to 21 billion gallons in 2022. The RFS2 further included a requirement that 500 million gallons of biodiesel and biomass-based diesel fuel be blended into the national diesel pool in 2009, gradually increasing to one billion gallons by 2012. In 2008, however, the EPA announced that the RFS program in 2009 would be applicable to producers and importers of gasoline only, which meant that the 500 million gallons of biomass-based diesel required by the RFS2 was not required to be blended into U.S. fuel supplies in 2009. This was due to the fact that the regulatory structure of the original RFS program did not provide a mechanism for implementing the RFS2 requirement for the use of 500 million gallons of biomass-based diesel. On February 3, 2010 the EPA issued final rules under RFS2. The final rules addressed this issue by

10

combining the 2010 biomass-based diesel requirement of 0.65 billion gallons with the 2009 biomass-based diesel requirement of 0.5 billion gallons to require that obligated parties meet a combined 2009/2010 requirement of 1.15 billion gallons by the end of the 2010 compliance year. We anticipate that some of the cellulosic requirements that cannot be achieved due to lack of technology may be allowed to be filled by biodiesel. Thus, we anticipate that biodiesel requirements under the 2011 RFS2 may exceed the stated 800 million gallon requirement.

        RFS2 required that advanced biofuels reduce life-cycle greenhouse gas emissions by 50% relative to gasoline sold or distributed for transportation. In May 2009, the EPA proposed rules that took into account indirect land use changes when calculating greenhouse gas emissions. Based on the EPA's preliminary findings, soy-based biodiesel was found to reduce greenhouse gas emissions by only 22%, which would disqualify it from counting towards the RFS2. Biodiesel from animal fat was found to reduce greenhouse gas emissions by approximately 80%. In February 2010, the EPA published new rules to confirm that biodiesel made from soy oil complies with the 50% threshold for reduction in greenhouse gas emissions and therefore soy-based biodiesel qualifies to count toward the RFS2 requirement. The EPA cautioned that it is committed to reassess these determinations as the state of scientific knowledge continues to evolve.

        The RFS2 program recently gained additional certainty when on December 21, 2010, a lawsuit challenging the RFS2 regulations was dismissed. We anticipate that the RFS2 may increase demand for biodiesel in the long-term, as it sets a minimum usage requirement for biodiesel and other types of biomass-based diesel. However, there can be no assurances that the price of biodiesel will be increased by the RFS2. As of January 27, 2011, the Biodiesel Magazine website estimated that national biodiesel production capacity was approximately 2.84 billion gallons per year, which already exceeds the 2012 biodiesel and biomass-based diesel use mandate required by RFS2. Accordingly, there is no assurance that additional production of biodiesel and biomass-based diesel will not continually outstrip any additional demand for biodiesel that might be created by RFS2. We also anticipate that the expanded RFS2 will be primarily satisfied by ethanol, including both corn-based and other types of ethanol. The amount of corn-based ethanol that may be used to satisfy the RFS2 requirements is capped at 15 billion gallons starting in 2015 and, accordingly, other types of ethanol, including cellulose-based ethanol, will likely be used to satisfy any requirements over and above the 15 billion gallon corn-based ethanol cap. Furthermore, we have not yet significantly benefited from RFS2 because the biodiesel tax credit was expired when the final RFS2 regulations were released. Because the biodiesel tax credit was only reinstated and extended in December 2010, we are still not certain if this measure will be enough to re-stimulate the biodiesel market.

        The RFS2 system is enforced through a system of registration, recordkeeping and reporting requirements for obligated parties and renewable fuel producers, as well as any party that procures or trades renewable identification numbers ("RINs"), either as part of their renewable fuel purchases or separately. Any person who violates any prohibition or requirement of the RFS program may be subject to civil penalties for each day of each violation. For example, a failure to acquire sufficient RINs to meet a party's renewable fuels obligation would constitute a separate day of violation for each day the violation occurred during the annual averaging period. The enforcement provisions are necessary to ensure the RFS program goals are not compromised by illegal conduct in the creation and transfer of RINs. The EPA has assigned "equivalence values" to each type of renewable energy fuel in order to determine compliance with the RFS. The equivalence values used ethanol as the base-line measurement (such that one gallon of ethanol is equivalent to one credit towards RFS compliance) and assigned biodiesel an equivalence value of 1.5, such that each gallon of biodiesel used by an obligated party will be equal to one and one-half gallons credit towards its RFS compliance. A market has established in the petroleum diesel industry for trading these RINs. Thus, the value of the RINs can sometimes offset higher biodiesel pricing, which can make biodiesel more competitive on the market with petroleum diesel.

11

Other Federal Biodiesel Supports and Programs

        The Energy Policy Act of 2005 provided for a tax subsidy for small agri-biodiesel producers with total annual production capacities of 60 million gallons or less. The subsidy is applicable to the first 15 million gallons of biodiesel produced annually and is available through December 31, 2011. The subsidy is equivalent to a 10 cent credit per gallon of biodiesel produced annually and the maximum annual subsidy per biodiesel producer is $1.5 million. This tax credit may foster additional growth and increase competition among biodiesel producers whose plant capacity does not exceed 60 million gallons per year. Because we are organized as a limited liability company, this credit passes through to our members and may be used as a credit against their federal income tax liability, subject to various limitations.

        The American Jobs Creation Act of 2004 originally created the biodiesel mixture tax credits, including the excise tax credit and the income tax credit (collectively, the "blenders' credit"). That legislation, as amended, provides an excise tax credit of $1.00 per gallon and an income tax credit of $1.00 per gallon for biodiesel mixtures. The two credits are coordinated so that a taxpayer cannot claim both credits for the same biodiesel. The biodiesel blenders' credit may be claimed in both taxable and nontaxable markets, including exempt fleet fuel programs and off-road diesel markets. The desired effect of the blenders' credit is to streamline the use of biodiesel and encourage petroleum blenders to blend biodiesel as far upstream as possible, which will allow more biodiesel to be used in the marketplace. The American Jobs Creation Act also streamlined the tax refund system for below-the-rack blenders to allow a tax refund of the blenders' credit on each gallon of biodiesel blended with diesel (dyed or undyed) to be paid within 20 days of blending. Below-the-rack blenders are those blenders that market fuel for ground transportation engines and not in the bulk transfer system. The blenders' credit expired on December 31, 2009. Only in December 2010 was the credit reinstated retroactively for 2010 and extended through December 31, 2011. Due to the recent nature of this change, it remains uncertain whether a one-year extension of the blenders' credit will be sufficient to stimulate demand for biodiesel. We do not anticipate benefitting very much from the retroactive application of the biodiesel tax credit in 2010 due to our limited sales during the year.

        The Farm, Nutrition and Bioenergy Act of 2008 reauthorized the Commodity Credit Corporation, or CCC, Bioenergy Program. The program provides $55.0 million in mandatory funding in each of 2009 and 2010, $85.0 million in funding in 2011, and $105.0 million in funding in 2012 for producers of advanced biofuels derived from renewable biomass, including biodiesel. Biodiesel producers must apply for this credit and are paid based on the quantity and duration of advanced biofuel production and on net nonrenewable energy content of the advanced biofuel. Funding to a single eligible producer may be limited to ensure equitable distribution of funding. Producers with production capacity of less than 150 million gallons are eligible for 95% of the funds provided under the program. We received approximately $298,476 in funds pursuant to the CCC Bioenergy Program in 2009 and approximately $210,509 during 2010.

State Legislation

        Several states, including Iowa, are currently researching and considering legislation to increase the amount of biodiesel used and produced in their states. Minnesota was the first state to mandate biodiesel use. The Minnesota legislation, which became effective in September 2005, required that all diesel fuel sold in the state contain a minimum of 2% biodiesel. In 2008, Minnesota passed additional legislation to increase biodiesel content of diesel fuel sold in the state from 2% to 20%, which is the highest in the nation, by 2015. In 2009, Minnesota increased its biodiesel blend requirements to mandate all diesel fuel contain a minimum of 5% biodiesel, however; the state has occasionally had to suspend this requirement during winter months, due to cold flow concerns. Similarly, in July 2008, Massachusetts signed a law that requires all home heating oil and diesel fuel in the state to consist of 2% biodiesel by 2010 and 5% biodiesel by 2013. However, the Massachusetts Department of Energy

12

Resources will be entitled to delay those requirements if it determines that fuels are not available to meet these requirements.

        In May 2006, Iowa passed legislation (later updated in 2009) that creates a renewable fuels standard that requires 10% of the fuel used in Iowa to be from renewable sources by 2009 and increasing the renewable fuel standard to 25% by 2021. While this does not require biodiesel use, it may significantly increase renewable fuels use in Iowa, which may include increased biodiesel use in Iowa. The Iowa legislation includes tax credits to help retailers meet this requirement, such as an incentive of $0.03 per gallon of biodiesel sold for retailers who sell at least 50% biodiesel blends. This incentive, known as the Biodiesel Blended Fuel Tax Credit, is also expected to support biodiesel sales and production. This incentive is set to expire in 2012.

        Other states have enacted legislation to encourage (but not require) biodiesel production and use. Several states provide tax incentives and grants for biodiesel-related studies and biodiesel production, blending, and use. In addition, several governors have issued executive orders directing state agencies to use biodiesel blends to fuel their fleets.

Effect of Government Incentives and Regulation

        The biodiesel industry and our business depend upon continuation of the state and federal biodiesel supports discussed above. These incentives have supported a market for biodiesel that might disappear without the incentives, as demonstrated in 2010 following the expiration of the federal biodiesel blenders tax credit. Alternatively, the incentives may be continued at lower levels than the levels at which they currently exist. The elimination or reduction of such state and federal biodiesel supports would make it more costly for us to produce our biodiesel and negatively impact our future financial performance.

        Furthermore, environmental regulations that may affect our company change frequently. It is possible that the government could adopt more stringent federal or state environmental rules or regulations, which could increase our operating costs and expenses. The government could also adopt federal or state environmental rules or regulations that may have an adverse effect on the use of biodiesel. The Occupational Safety and Health Administration ("OSHA") oversees our plant operations. OSHA regulations may change such that the costs of operating the plant increase. Any of these regulatory factors may result in higher costs or other materially adverse conditions affecting our operations, cash flows, and financial performance. These adverse effects could decrease or eliminate the value of our units.

Competition with Other Biodiesel Producers

        We operate in a very competitive environment. Because biodiesel is a relatively uniform commodity, competition in the marketplace is predominately based on variables other than the product itself, such as price, consistent quality and, to a lesser extent, delivery service. Accordingly, the uniform nature of the product limits the competitive advantage that may be gained based upon unique or improved product features. Nevertheless, the consistent high-quality biodiesel produced by BQ-9000 certified plants is becoming the standard in the industry.

        As of the end of calendar year 2010, the U.S. Census estimates that approximately 315 million gallons of biodiesel were produced in the United States. As of January 27, 2011 (the latest date for which data is available), the National Biodiesel Board reported that there were 169 operating biodiesel plants in the United States with a total annual production capacity of 2.84 billion gallons. Another 11 plants were reported to be in the planning stages or under construction as of January 2011. The additional combined capacity of these plants under construction or expansion is estimated at 385.50 million gallons per year. Accordingly, biodiesel supply may already far exceed demand for biodiesel. Currently, there are 12 existing biodiesel plants in Iowa, including our plant. However,

13

several of these plants may not be operating, may not be operating at full capacity, or may never begin operations due to economic and market conditions. We expect that additional biodiesel producers may enter the market if the demand for biodiesel increases. As additional biodiesel plants are constructed and brought on line, we expect the supply of biodiesel to increase. The absence of increased demand may cause prices for biodiesel to decrease. We may not be able to compete successfully or such competition may reduce our ability to generate the profits necessary to operate our plant.

        We must compete with other biodiesel producers in the industry not just in the sale of our biodiesel, but also in the acquisition of animal fats, soybean oil, and other feedstocks and raw materials. A majority of biodiesel plants, including many of the largest biodiesel producers, utilize soybean oil. This may change over time as high soybean oil prices are encouraging biodiesel producers to find ways to utilize alternative and less costly types of feedstock. Furthermore, producers may design their plants with the capability to use multiple feedstocks. Nonetheless, we expect that as biodiesel production increases, the demand for, and cost of, soybean oil, animal fats and other inputs will also increase. We expect this will make it more expensive for us to produce our biodiesel from soybean oil alternatives, such as animal fat, and will reduce our profit margins from biodiesel. This is because there is little or no correlation between the cost of feedstock and the market price of biodiesel. Therefore, we cannot pass along increased feedstock costs to our biodiesel customers. In order to stay competitive in the diesel industry, biodiesel must be competitively priced with petroleum-based diesel. Therefore, biodiesel prices fluctuate more in relation to petroleum-based diesel market prices than with feedstock market prices. As a result, increased feedstock costs may result in decreased profit margins.

        Many plants are currently capable of using only vegetable oil for feedstock. Our plant is able to use both vegetable oils and animal fats to produce biodiesel, allowing us to use whichever types of feedstock provide the greatest return at any given time. This is beneficial because the cost of feedstock is the highest cost associated with biodiesel production. Our ability to utilize animal fats is also significant because animal fat-based biodiesel has some favorable advantages over soybean oil-based biodiesel, such as better lubricity, lower nitrogen oxide (NOx) emissions, and higher cetane values. The tendency of animal-fat based biodiesel to gel at higher temperatures than soybean oil-based biodiesel, however, limits our ability to sell animal fat-based biodiesel during winter months.

        We compete with large, multi-product companies and other biodiesel plants with varying capacities. Some of our competitors have greater resources than we currently have or will have in the future. Large plants with which we compete include the 85 million gallon per year Archer Daniels Midland Co (ADM) canola-based plant in Velva, North Dakota; the 90 million gallon per year Green Earth Fuels multi-feedstock plant in Galena Park, Texas; the 100 million gallon per year multi-feedstock Imperium Grays Harbor plant in Grays Harbor, Washington; the 100 million gallon per year multi-feedstock plant in Las Vegas, Nevada; and the 180 million gallon per year multi-feedstock RBF Port Neches plant in Port Neches, Texas. As discussed previously, ADM currently markets our products and procures our feedstock pursuant to agreements we entered into with ADM in September 2010. Our agreements with ADM do not prohibit ADM from competing with us or from providing marketing and sales services to our competitors.

        Although most biodiesel plants are not equipped to process raw materials (such as soybeans) into feedstock (such as soybean oil), there are several of our competitors that have soy-crushing facilities and are therefore not reliant upon third parties for their feedstock supply like we are. As a result, we face a competitive challenge from biodiesel plants owned and operated by the companies that supply our inputs, such as Cargill, Inc., Ag Processing, Inc. (AGP) and ADM. Cargill, AGP and ADM have significant crush capabilities throughout North America and are large suppliers of soybean oil that own and operate their own biodiesel plants in the Midwest. Cargill owns a 37.5 million gallon plant in Iowa Falls, Iowa and AGP owns a 30 million gallon per year plant in Sergeant Bluff, Iowa, both of which process soy oil into biodiesel. ADM's 85 million gallon plant in Velva, North Dakota processes canola oil into biodiesel. Increasing feedstock costs have spurred, and may continue to spur, additional

14

development of crush facilities throughout the country. Such vertical integration provides these plants with greater control over their feedstock supplies, thereby providing them with a competitive advantage over plants like ours that do not have soy-crushing capabilities, especially as prices and competition for soybean oil and other feedstocks increase.

Competition from Other Fuel Sources and Additives

        The biodiesel industry is in competition with the diesel fuel segment of the petroleum industry. Historically, biodiesel prices have correlated to the prices of petroleum-based diesel. According to the Energy Information Administration, the price of diesel fuel steadily increased until reaching record high prices in July 2008 of approximately $4.70 per gallon for No. 2 ultra low sulfur diesel, and thereafter declined sharply to approximately $2.00 per gallon in March 2009. More recently, the price of diesel fuel has risen again, to approximately $3.90 per gallon as of March 2011. Although the price of diesel fuel has increased over the past several months, diesel fuel prices per gallon remain at levels below or equal to the price of biodiesel. As of March 11, 2011, the National Weekly Ag Energy Roundup reports that B100 biodiesel prices in Iowa ranged from $4.70 to $5.06 per gallon, an increase from a range of $3.25 to $3.45 approximately one year ago. If the diesel fuel industry is able to produce petroleum-based diesel fuel with acceptable environmental characteristics, we may find it difficult to compete with diesel fuel. In addition, other more cost-efficient domestic alternative fuels may be developed and displace biodiesel as an environmentally-friendly alternative. If diesel prices do not continue to increase or a new fuel is developed to compete with biodiesel, it may be difficult to market our biodiesel, which could result in the loss of some or all of our ability to operate profitably.

        At least one large oil company has previously announced its intent to produce renewable diesel, another form of diesel with which we may be required to compete. Renewable diesel has characteristics similar to that of petroleum-based diesel fuel and can be co-processed at traditional petroleum refineries from vegetable oils or animal fats mixed with crude oil through a thermal de-polymerization process. However, as a result of an Internal Revenue Service interpretation of the application of certain biodiesel tax credits, renewable diesel processed in traditional petroleum-refining equipment is eligible for the federal biodiesel blenders' tax credit, but only at a reduced rate of 50 cents per gallon. Because renewable diesel is currently eligible for this credit (although only at the reduced credit amount), other large oil companies may also decide to add production capacity for renewable diesel. These large petroleum refiners likely have greater financial resources than we do and may be able to devote greater production capacity to the production of renewable diesel than the typical biodiesel plant, which on average has an annual production capacity of 30 million gallons. Accordingly, if renewable diesel proves to be more cost-effective than biodiesel, our revenues and our ability to operate profitably may be adversely affected.

        The EPA has issued regulations to reduce the amount of sulfur in diesel fuel in order to improve air quality. The removal of sulfur from diesel fuel also reduces its lubricity which must be corrected with fuel additives, such as biodiesel, which has inherent lubricating properties. We expect to compete with producers of other diesel additives made from raw materials other than soybean oil having similar lubricity values as biodiesel, such as petroleum-based lubricity additives. Some major oil companies produce these petroleum-based lubricity additives and strongly favor their use because they may be used in lower concentrations than biodiesel. In addition, much of the infrastructure in place is for petroleum-based additives. As a result, petroleum-based additives may be more cost-effective than biodiesel. Therefore, it may be difficult to market our biodiesel as a lubricity additive.

15

Research and Development

        We do not conduct any research and development activities associated with the development of new technologies for use in producing biodiesel, glycerin, and fatty acid.

Dependence on One or a Few Major Customers

        We have entered into a Product Marketing Agreement with ADM to market all of our products. Any failure by ADM to comply with the terms of the Product Marketing Agreement could negatively impact our ability to generate revenues. The Product Marketing Agreement does not prohibit ADM from providing services to our competitors, and its does not provide any procedures as to how ADM will address any conflicts of interest that may arise during ADM's service to our plant and ADM's own plants or other competitor plants. If ADM places the interests of its own biodiesel plants or other biodiesel plants which it manages ahead of our interests, our profitability may be negatively impacted.

Costs and Effects of Compliance with Environmental Laws

        We are subject to extensive air, water, and other environmental regulations and we have been required to obtain a number of environmental permits to construct and operate the plant. We have obtained all of the necessary permits to conduct plant operations, including air emissions permits, a NPDES permit, and boiler permits. We previously entered into an agreement with the City of Des Moines for the discharge of our wastewater into its wastewater reclamation facility; however, this agreement expired on March 1, 2011. We now sell our wastewater to a private energy-recycling firm.

        We are subject to ongoing environmental regulation and testing. Thompson Environmental Consulting, Inc. assisted us in obtaining all of our required permits and continues to assist us in ongoing permitting matters. Although we have been successful in obtaining all of the permits currently required, any retroactive change in environmental regulations, either at the federal or state level, could require us to obtain additional or new permits or spend considerable resources on complying with such regulations. We estimate that we will spend approximately $25,000 to comply with federal, state, and local environmental laws over the next twelve months.

        The government's regulation of the environment changes constantly. It is possible that more stringent federal or state environmental rules or regulations could be adopted, which would increase our operating costs and expenses. It also is possible that federal or state environmental rules or regulations could be adopted that could have an adverse effect on the use of biodiesel. There is always a risk that the EPA may enforce certain rules and regulations differently than Iowa's environmental administrators. Iowa or EPA rules are subject to change, and any such changes could result in greater regulatory burdens on plant operations.

        We could also be subject to environmental or nuisance claims from adjacent property owners or residents in the area arising from possible foul smells or other air or water discharges from the plant. Such claims may result in an adverse result in court if we are deemed to engage in a nuisance that substantially impairs the fair use and enjoyment of real estate.

Employees

        As of December 31, 2010, we had 20 full-time employees and no part-time employees. We have since increased our workforce to 27 full-time employees as we have increased biodiesel production.

16

Item 1A.    Risk Factors.

        You should carefully read and consider the risks and uncertainties below and the other information contained in this report. The risks and uncertainties described below are not the only ones we may face. The following risks, together with additional risks and uncertainties not currently known to us or that we currently deem immaterial could impair our financial condition and results of operations.

 Risks Related to Our Business

        Declines in the prices of biodiesel and glycerin will have a significant negative impact on our financial performance.    Our revenues will be greatly affected by the price at which we can sell our biodiesel and its primary co-product, glycerin. These prices can be volatile as a result of a number of factors over which we have no control. These factors include the overall supply and demand of biodiesel and glycerin, the price of diesel fuel, the level of government support, the availability and price of competing products, and domestic and global economic conditions. The total production capacity of biodiesel remains significantly above the level of demand for biodiesel, which may lead to lower prices. Any lowering of biodiesel prices may negatively impact our ability to generate profits.

        In addition, at times during which biodiesel production has increased, this has led to increased supplies of co-products from the production of biodiesel, such as glycerin. These increased supplies have led to lower prices for glycerin. If the price of glycerin declines, our revenue from glycerin may substantially decrease.

        Our business is sensitive to feedstock costs. Changes in the prices and availability of our feedstock may hinder our ability to generate revenue.    Our results of operations and financial condition are significantly affected by the cost and supply of feedstock. Biodiesel production at our plant requires significant amounts of feedstock. Changes in the price and supply of feedstock are subject to and determined by market forces over which we have no control. Because there is little or no correlation between the costs of feedstock and the price of biodiesel, we cannot pass along increased feedstock costs to our biodiesel customers. As a result, increased feedstock cost may result in decreased profits. If we experience a sustained period of high or volatile feedstock costs, such pricing may reduce our ability to generate revenues and our profit margins will decrease, and these decreases may be significant.

        Our biodiesel plant processes primarily animal fats and a small amount of soybean oil, and the cost of feedstock represents approximately 70%-90% of our cost of production. In late 2010, the cost of our primary feedstock, choice white grease, increased substantially. If the cost of choice white grease continues to increase, the cost advantages of utilizing choice white grease as a primary feedstock may diminish and our profits will be negatively affected.

        The price for animal fats, including choice white grease, tends to move in relation to the price of other feedstocks, such as soybean oil. Accordingly, as soybean oil prices increase, animal fat prices generally tend to increase. Soybean oil prices have recently increased substantially. Soybean prices may also be affected by other market sectors, as soybeans are comprised of 80% protein meal and only 20% oil. Soybean oil is a co-product of processing, or "crushing," soybeans for protein meal used for livestock feed. Soybean meal demand drives the prices we pay for soybean oil. Currently, soybean crush capacity is concentrated among four companies, Cargill, Inc., Bunge, ADM, and Ag Processing Inc., which represent more than 80% of crushing operations in the United States. These companies typically crush soybeans based upon demand for livestock feed and they will not likely increase the amount of soybeans crushed for soybean oil unless there is an equal increase in demand for livestock feed. Accordingly, the amount of soybean crushing could create uncertainty and price volatility in the soybean oil market. We also expect that competition for raw soy oil, animal fats and other feedstocks from other biodiesel producers may increase our cost of feedstock and harm our financial performance and reduce our profits. Any inability to obtain adequate quantities of feedstock at economical prices will result in increased costs and decreases in our profit margins.

17

        Increases in the price of natural gas could reduce our profitability.    Our results of operations and financial condition are significantly affected by the cost and supply of natural gas. Changes in the price and supply of natural gas are subject to and determined by market forces over which we have no control. The average price we paid for natural gas during the fiscal year ended December 31, 2010 was approximately 36.0% more than the average price we paid for natural gas during the fiscal year ended December 31, 2009. In 2008, natural gas prices significantly exceeded historical averages. According to the Energy Information Administration, the industrial price of natural gas averaged $9.58 per thousand cubic feet in 2008, reaching a peak price of $13.05 per thousand cubic feet in July 2008. Since that time, natural gas prices have decreased substantially, and as of December 2010 averaged $5.42.

        The price we pay for natural gas affects our costs of production. The prices for and availability of natural gas are subject to volatile market conditions. These market conditions often are affected by factors beyond our control such as higher prices as a result of colder than average weather conditions, natural disasters, overall economic conditions, and foreign and domestic governmental regulations and relations. Significant disruptions in the supply of natural gas could impair our ability to manufacture biodiesel for our customers. Furthermore, increases in natural gas prices or changes in our natural gas costs relative to natural gas costs paid by competitors may adversely affect our results of operations and financial condition.

        We are in competition with ADM, our current product marketer and feedstock procurer, which could place us at a competitive disadvantage and cause a conflict of interest for ADM.    We have contracted with ADM for feedstock procurement and marketing services for our plant. We are highly dependent upon ADM to procure our inputs and market our products. We are also highly dependent upon ADM's experience and relationships in the biodiesel industry.

        ADM owns, wholly or jointly, biodiesel production facilities in Missouri, North Dakota, and other places around the world. This means that ADM is in competition with us in many aspects of our business, including feedstock procurement (to the extent that we utilize soybean oil as a feedstock) and biodiesel production and marketing. Because ADM operates its own biodiesel production facilities and competes with us in many aspects of our business, ADM may have a conflict of interest in marketing our products. Although we have entered into marketing and feedstock procurement agreements with ADM, there is no assurance that ADM's performance of these services will not be compromised by its own biodiesel production operations.

        Our exclusive reliance on ADM to procure our inputs and market our products could damage our profitability if ADM fails to perform its obligations under our agreements with ADM.    We are highly dependent upon ADM to procure our inputs and market our products. We do not have a soy crushing facility to supply our own raw soybean oil and we do not have any arrangements with other suppliers of feedstock. Rather, we depend upon ADM to acquire our feedstock from third parties. If ADM is unable to provide us with adequate feedstock or other inputs, we may have to decrease or halt operations which would adversely affect our ability to generate profits and adversely affect our financial obligations

        In addition, we do not have a sales force of our own to market our biodiesel and glycerin and will be highly dependent upon ADM to market our products. If ADM breaches the terms of our agreement or does not have the ability to market all of the biodiesel and glycerin we produce, we will not have any readily available means to sell our biodiesel and glycerin. Our lack of a sales force and reliance on ADM to sell and market our products may place us at a competitive disadvantage. If and when we recommence producing biodiesel, our failure to sell our biodiesel and glycerin products may result in less income from sales, reducing our revenue, which could adversely affect our financial position.

        If ADM does not perform its obligations as agreed, we may be unable to specifically enforce our agreement. Additionally, ADM's right to terminate its agreements with us upon thirty days' notice could place us at a competitive disadvantage. Any loss of our relationship with ADM may result in the

18

failure of our business. Significant costs and delays would likely result from the need to find other feedstock suppliers, consultants or product marketers. In addition, any failure by ADM to perform under our agreements may reduce our ability to generate revenue and may significantly damage our competitive position in the biodiesel industry such that our members could lose all or substantially all of their investment.

        Reductions in the amounts available under our credit facilities with Farm Credit may cause us to be unable to meet our capital needs.    The expiration of the blenders' tax credit on December 31, 2009 and our subsequent decision to warm-idle our plant led to discussions with CoBank, as administrative agent of Farm Credit, regarding certain changes to our credit facilities. In particular, we agreed with Farm Credit to reduce the amount available under our revolving credit loan from $8,000,000 to $6,000,000 (inclusive of our $490,000 irrevocable letter of credit in favor of Glidden Rural Electric Cooperative) and reduce the amount of minimum working capital required pursuant to our loan covenants. On March 28, 2011, we entered into an agreement with Farm Credit increasing the amount available under this loan to $7,000,000 through September 30, 2011 and reducing the minimum net worth we are required to maintain pursuant to our loan covenants through that same date. If Farm Credit again reduces the amounts available under our credit facilities, we may be unable to meet our capital needs. This may have a material adverse effect on our ability to operate the plant and may cause our members to lose some or all of their investment.

        Liquidity constraints could impact our operations.    There is a delay between the time we purchase our raw materials and the time we receive payment for sales of our finished products. Rising input costs tend to increase the amount of working capital we need to finance our operations, particularly in light of the delay between our raw material acquisition and the date we receive payment for finished products. In May 2010 we agreed with Farm Credit to reduce the amount available under our revolving credit loan from $8,000,000 to $6,000,000. On March 28, 2011, we agreed with Farm Credit to increase the amount available under this loan to $7,000,000 through September 30, 2011. While we currently expect our cash from operations and the amounts available under our revolving credit loan to be sufficient to fund our operations, our cash flow may prove to be insufficient to fund our ongoing operations. Should we not be able to secure the cash we require to operate the plant and pay our obligations as they become due, we may have to reduce or cease our operations, which may decrease or eliminate the value of our units.

        Our loan agreement contains restrictive covenants that we may be unable to satisfy.    Our loan agreement with Farm Credit contains restrictive covenants that require us to maintain minimum levels of working capital and net worth, as well as to meet a minimum debt service coverage ratio. We were not in compliance with our restrictive covenant regarding our debt service coverage ratio at December 31, 2010; however, we received a waiver from CoBank, as administrative agent for Farm Credit, regarding this covenant violation. A failure to comply with our covenants in the future may constitute an event of default under our loan agreements which, at the election of Farm Credit, could result in the acceleration of the unpaid principal loan balance and accrued interest owed to Farm Credit, or the loss of our assets securing the loan in the event Farm Credit elected to foreclose its lien or security interest in such assets. While Farm Credit granted us a waiver for failing to comply with our debt service coverage ratio at December 31, 2010, Farm Credit might not grant a waiver for future covenant violations. If an event of default occurs and Farm Credit elects to accelerate the amounts due to it or foreclose on our assets, this may have a material adverse effect on our ability to operate the plant and may cause our members to lose some or all of their investment.

        We have limited experience in the biodiesel industry, which increases the risk of our inability to operate the biodiesel plant.    We organized our company in September 2004 and commenced production of biodiesel at our plant in May 2006. Accordingly, we have a limited operating history from which you can evaluate our business and prospects. We are presently, and will likely continue to be, dependent

19

upon our directors to govern the business of the biodiesel plant. Most of our directors are experienced in business generally but have limited or no prior experience in operating a biodiesel plant or in governing and operating a public company. Most of our directors had no prior expertise in the biodiesel industry. In addition, certain directors on our board of directors are presently engaged in business and other activities that impose substantial demands on the time and attention of such directors.

        Our operating results could fluctuate significantly in the future as a result of a variety of factors. Many of these factors are outside of our control. As a result of these factors, our operating results may not be indicative of future operating results and you should not rely on them as indications of our future performance. There is no assurance that our future financial performance will improve. In addition, our prospects must be considered in light of the risks and uncertainties encountered by an early-stage company and in rapidly growing industries, such as the biodiesel industry, where supply and demand may change substantially in a short amount of time. Some of these risks relate to our potential inability to effectively manage our business and operations; recruit and retain key personnel; develop new products that complement our existing business; and obtain sufficient amounts of credit and capital to support our business operations. If we cannot successfully address these risks, our business, future results of operations and financial condition may be materially adversely affected.

        We engage in hedging transactions which involve risks that can harm our business.    We are exposed to market risk from changes in commodity prices. Exposure to commodity price risk results from our dependence on commodities in the biodiesel production process, such as soybean oil and home heating oil. Hedging activities can result in increased costs because price movements in soybean oil contracts, home heating oil contracts, and other commodity contracts are highly volatile and are influenced by many factors that are beyond our control. There are several variables that could affect the extent to which our derivative instruments are impacted by price fluctuations in the cost of soybean oil, home heating oil and other commodities. However, it is likely that commodity cash prices will have the greatest impact on the derivative instruments with delivery dates nearest the current cash price. We may incur such costs and they may be significant. If we realize losses with respect to our derivative instruments, our net income could decrease.

        The effectiveness of our hedging strategies with respect to soybean oil is dependent upon the cost of soybean oil and other commodities and our ability to sell sufficient amounts of our products to use all of the soybean oil for which we have futures contracts. There is no assurance that our hedging activities will successfully reduce the risk caused by price fluctuation which may leave us vulnerable to high soybean oil prices. Alternatively, we may choose not to engage in hedging transactions. As a result, our results of operations and financial conditions may also be adversely affected during periods in which soybean oil prices increase.

        We compete with other biofuels plants for key management and other personnel who are critical to our success.    In September 2010 we successfully hired a General Manager and a Plant Manager. However, if these or other employees leave our employment, we may be forced to identify and hire new individuals to fill these positions or to contract with a provider of plant management services. There are a limited number of individuals with expertise in this area. In addition, we may have difficulty in attracting other competent personnel to relocate to Iowa in the event that such personnel leave our employment. Our failure to attract and retain such individuals could limit or eliminate any profit that we might make and could result in our failure.

        Our business is not diversified.    Our success depends largely on our ability to profitably operate our biodiesel plant. We do not have any other lines of business or other sources of revenue if we are unable to operate our biodiesel plant and manufacture biodiesel and glycerin. If economic or political factors adversely affect the market for biodiesel, we have no other line of business to fall back on. Our

20

business would also be significantly harmed if our biodiesel plant does not operate at full capacity for any extended period of time.

        If it is necessary to temporarily cease operating our biodiesel plant for sustained periods of time for any reason, we might not be able to meet our current liabilities and may experience losses.    If we are forced to temporarily cease operations at our biodiesel plant, either due to our inability to sell the biodiesel we are producing, increased feedstock costs, our lack of working capital and available credit, defects in our equipment at the plant, violations of environmental law, or any other reason, our ability to produce revenue would be aversely affected. We do not have any source of revenues other than production of biodiesel and glycerin at our biodiesel plant. If our plant were to cease production, we would not generate any revenue and we might not be able to pay our debts as they become due, including payments required under our loan agreements with our lender. Failure to make the payments required under our loan agreements would constitute an event of default, entitling our lender to exercise any number of remedies, including foreclosure on its security interest in all of our assets. If the plant ceases to operate for enough time, we might not be able to re-start operations at the plant and our members could lose some or all of their investment.

        We are at a disadvantage in marketing our glycerin because our plant does not produce pharmaceutical grade glycerin, thereby decreasing the market for the glycerin we produce.    A major use of glycerin is in the production of drugs. The glycerin our plant produces, however, is not pharmaceutical grade glycerin. This limits our ability to market the glycerin produced by our biodiesel plant. The glycerin we produce has to be purified in order for it to be used in pharmaceutical applications. However, any glycerin produced from the production of animal fat-based biodiesel cannot be used in such pharmaceutical applications. Since the market in which we can sell our glycerin is limited, we might not be able to sell all of the glycerin we produce or we may not be able to sell our glycerin at a favorable price. If we cannot sell all of the glycerin we produce or cannot sell it at a favorable price, our ability to operate our biodiesel plant profitably might be adversely affected, which could decrease the value of our units.

        Concerns about fuel quality may impact our ability to successfully market our biodiesel.    Industry standards impose quality specifications for biodiesel fuel. Actual or perceived problems with quality control in the industry may lead to a lack of consumer confidence in the product and hinder our ability to successfully market our biodiesel. An inability to successfully market our biodiesel will lead to decreased revenues and may adversely impact our ability to operate at all.

        Cold weather may cause biodiesel to gel, which could have an adverse impact on our ability to successfully market our biodiesel.    The "cloud point" is the temperature at which small solid crystals are visually observed as a fuel is cooled. When air temperatures fall below the cloud point, these crystals may plug fuel filters or drop to the bottom of a storage tank. The "pour point" for a fuel is the temperature at which the fuel contains so many crystals that it is essentially a gel and will no longer flow. The cloud point of 100% soy-based biodiesel is approximately 32°F and the pour point is approximately 25°F. The cloud point and pour point for No. 2 ultra low sulfur petroleum diesel fuel, the non-biodiesel fuel currently used in machines, are approximately 6°F and -30°F, respectively. When diesel is mixed with soy-based biodiesel to make a 2% biodiesel blend, the cloud point and pour point are 7°F and -25°F, respectively. Therefore, we believe we will need to blend soy-based biodiesel and animal fat-based biodiesel with petroleum diesel in order to provide a biodiesel product that will have an acceptable cloud point and pour point in cold weather. Generally, biodiesel that is used in blends of 2% to 20% is expected to provide acceptable cold flow properties for colder markets comparable to the No. 2 petroleum diesel cold flow properties. In colder temperatures, lower blends are recommended to avoid fuel system plugging. This may cause the demand for our biodiesel in northern markets to diminish during the colder months.

21

        The tendency of biodiesel to gel in colder weather may also result in long-term storage problems. At low temperatures, fuel may need to be stored in a heated building or heated storage tanks. This may result in a decrease in demand for our product in colder climates due to increased storage costs.

        We may be unable to generate positive cash flow, and if we are unable to continue our business, our units may have little or no value.    As discussed in Note 14 to the accompanying financial statements, the biodiesel industry has faced numerous challenges since we commenced production, including significant volatility in the cost of its inputs. Unlike many industries, historically, we have not been able to pass along increased input costs to our customers. A sustained narrow spread or any further reduction in the spread between biodiesel and feedstock prices, whether as a result of sustained high or increased feedstock prices or sustained low or decreased biodiesel prices, would adversely affect our results of operations and financial position. Additionally, the future expiration of the federal blenders' tax credit on December 31, 2011 has led our auditor to raise doubts about our ability to continue as a going concern. If we are unable to continue as a going concern, our units may have little or no value.

        Technological advances could significantly decrease the cost of producing biodiesel or result in the production of higher-quality biodiesel, and if we are unable to adopt or incorporate technological advances into our operations, our plant could become uncompetitive or obsolete.    We expect that technological advances in the processes and procedures for processing biodiesel will continue to occur. It is possible that those advances could make the processes and procedures that we utilize at our plant less efficient or obsolete, or cause the biodiesel we produce to be of a lesser quality. Advances and changes in the technology of biodiesel production are expected to occur. These advances could also allow our competitors to produce biodiesel at a lower cost than cost at which we produce biodiesel. Our plant is a single-purpose facility and has no use other than the production of biodiesel and associated products. Much of the cost of the plant is attributable to the cost of production technology which may be impractical or impossible to update. If we are unable to adopt or incorporate technological advances, our biodiesel production methods could be less efficient than our competitors, which could cause our plant to become uncompetitive or obsolete. If our competitors develop, obtain, or license technology that is superior to ours or that makes our technology obsolete, we may be required to incur significant costs to enhance or acquire new technology so that our biodiesel production remains competitive. Alternatively, we may be required to seek third-party licenses, which could also result in significant expenditures. We cannot guarantee or assure you that third-party licenses will be available or, once obtained, will continue to be available on commercially reasonable terms, if at all. These costs could negatively impact our financial performance by significantly increasing our operating costs, as well as reducing our net income.

Risks Related to the Biodiesel Industry

        The economic recession and tightening of credit markets has caused demand for biodiesel to decline, which may adversely affect our ability to generate revenues.    The collapse of various major financial institutions and the federal government's bailout and takeover of troubled financial institutions and corporations since the Fall of 2008 have caused significant economic stress and upheaval in the financial and credit markets in the United States, as well as abroad. Credit markets have tightened and lending requirements have become more stringent. We believe that these economic factors have contributed to a decrease in demand for fuel in general, including biodiesel, which may persist throughout all or parts of fiscal year 2011. It is uncertain for how long and to what extent these economic troubles may negatively affect biodiesel demand in the future. If demand for biodiesel declines, we may be forced to temporarily or permanently cease operations and you may lose some or all of your investment.

        A decline in crude oil and diesel prices may affect our ability to sell biodiesel at profitable prices.    The price for biodiesel is correlated to the price for diesel, as biodiesel is used primarily as a diesel additive.

22

The price of biodiesel tends to increase as the price of diesel increases, and the price of biodiesel tends to decrease as the price of diesel decreases. Diesel prices are typically influenced by crude oil prices. In January 2009, crude oil prices fell to their lowest level in more than four years, dropping to $31.76 per barrel. However, more recently, crude oil prices rebounded to more than $100 per barrel in early March 2011. If crude oil and diesel prices decline, biodiesel prices will also likely decline. This could make it difficult for us to produce and sell biodiesel at a profit and you could lose some or all of your investment as a result.

        The downturn in the U.S. economy may limit our customers' ability to pay for our biodiesel and co-products, which may adversely affect our ability to generate revenues    In 2008, one of our customers defaulted on its contract with us for the purchase of biodiesel as a result of poor economic conditions. As a result, we sold the biodiesel to another customer for a lower price. We and other biodiesel producers who sold biodiesel to this customer remain in arbitration to resolve this dispute. Under our current product marketing agreement, we sell our biodiesel to our product marketer, ADM. Although this provides us with protection with respect to payment risk, if for some reason we do not receive payment for the biodiesel we produce, we may be forced to reduce production, and you may lose some or all of your investment.

        The European Commission has imposed definitive anti-dumping and countervailing duties on biodiesel imported into Europe, which may negatively impact biodiesel demand and our revenues.    In March 2009, the European Commission imposed anti-dumping and anti-subsidy tariffs on biodiesel produced in the United States. These tariffs have reduced European demand for biodiesel produced in the United States. In July 2009, the European Commission decided to extend these tariffs beyond their July 2009 expiration until 2014. These duties significantly increase the price at which U.S. biodiesel producers may be able to sell biodiesel in European markets, making it difficult or impossible to compete with European biodiesel producers and thereby increasing the supply and reducing overall demand for biodiesel produced in the United States. Accordingly, these duties on U.S. biodiesel imported into Europe could significantly harm our financial performance.

        If demand for biodiesel fails to grow at the same rate as planned supply, the excess production capacity will adversely impact our financial condition.    In 2010, approximately 315 million gallons of biodiesel were produced in the United States, according to the National Biodiesel Board. Our biodiesel plant alone could produce approximately 9.5% of the 2010 domestic production if we operated at our annual nameplate production capacity. The National Biodiesel Board estimates the current dedicated U.S. biodiesel production capacity of existing biodiesel plants as of January 27, 2011 is approximately 2.84 billion gallons per year. Thus the current annual production capacity of existing plants far exceeds 2010 annual biodiesel consumption, and will likely far exceed 2011 biodiesel consumption. As production capacity increases, our competition with other biodiesel producers for the sale of our products increases, especially if there is not a corresponding increase in demand for biodiesel. Many biodiesel plants do not operate at full capacity due to the discrepancy between annual domestic biodiesel consumption and annual U.S. biodiesel production capacity, among other factors. Several biodiesel plants have even been forced to completely shut down or declare bankruptcy, which may be due in part to an increase in national excess production capacity without a corresponding increase in biodiesel demand in combination with the worsening economic conditions. If biodiesel production capacity continues to expand at its current pace, and demand does not grow to meet the available supply, we may be forced to suspend production at our plant and the value of your units could be decreased or eliminated.

        Excess capacity in the biodiesel industry may cause increased competition for inputs and decreased market prices for biodiesel. Biodiesel production at our plant requires significant amounts of animal fats and other inputs. If overproduction of biodiesel occurs, we will face increased competition for inputs which means we may be either unable to acquire the inputs that we need or unable to acquire

23

them at profitable prices. In addition, if excess capacity occurs, we may also be unable to market our products at profitable prices. If the demand for biodiesel does not grow at the same pace as increases in supply, we would expect the price for biodiesel to decline. Any decrease in the price at which we can sell our biodiesel will negatively impact our future revenues. Increased expenses and decreased sales prices for biodiesel will result in decreased revenues and increased losses.

        Excess production of glycerin, a co-product of the biodiesel production process, may cause the price of glycerin to decline, thereby adversely affecting our ability to generate revenue from the sale of glycerin.    It is estimated that every million gallons of biodiesel produced adds approximately another one hundred thousand gallons of crude glycerin into the market. As biodiesel production has increased, the glycerin market has become increasingly saturated, resulting in significant declines in the price of glycerin. In 2006, glycerin prices dropped dramatically, with crude glycerin prices hovering around 2 cents per pound or less. However, more recently there has been a steady, gradual increase in glycerin prices. If the price of glycerin declines again, our revenues will be adversely affected and we could even be forced to pay to dispose of our glycerin. Any further excess glycerin production capacity may limit our ability to market our glycerin co-product and could negatively impact our future revenues.

        The biodiesel manufacturing industry is a feedstock limited industry. As more plants go into production there may not be an adequate supply of feedstock to supply the demands of the industry, which could threaten the viability of our plant.    As more biodiesel plants go into production following the reinstatement of the federal blenders' credit, there may not be an adequate supply of feedstock to supply the demand of the biodiesel industry. Consequently, the price of feedstock may rise to the point where it threatens the viability of our plant. This is because there is little or no correlation between the price of feedstock and the market price of biodiesel and, therefore, we cannot pass along increased feedstock costs to our biodiesel customers. We cannot pass along increased feedstock costs to our biodiesel customers because in order to stay competitive in the diesel industry, biodiesel must be competitively priced with petroleum-based diesel. Therefore, biodiesel prices fluctuate more in relation to petroleum-based diesel market prices than with feedstock market prices. As a result, increased feedstock costs may result in decreased profit margins. If we experience a sustained period of high feedstock costs, such pricing may significantly decrease or eliminate our profit margins.

        The biodiesel industry is becoming increasingly competitive and we compete with some larger, better financed entities which could impact our ability to operate profitably.    We face a competitive challenge from larger biodiesel plants and from biodiesel plants owned and operated by the companies that supply our inputs. We also expect to compete with plants that are capable of producing significantly greater quantities of biodiesel than the amount we expect to produce. Moreover, some of these plants may not face the same competition we do for inputs as the companies that own them are suppliers of the inputs. Such competition could result in lower prices for biodiesel, which would adversely affect our ability to generate profits and adversely affect our financial obligations.

        Competition from other sources of fuel may decrease the demand for our biodiesel.    Diesel fuel prices per gallon remain at levels below or equal to the price of biodiesel, making it difficult for the biodiesel industry to compete with the diesel fuel industry without government support programs. In addition, other more cost-efficient domestic alternative fuels may be developed and displace biodiesel as an environmentally friendly alternative. If diesel prices do not continue to increase or a new fuel is developed to compete with biodiesel, it may be difficult to market our biodiesel, which could result in increased losses for our company.

        Automobile manufacturers and other industry groups have expressed reservations regarding the use of biodiesel, which could negatively impact our ability to market our biodiesel.    Because it is a relatively new product, the research on biodiesel use in automobiles and its effect on the environment is ongoing. Some industry groups, including the World Wide Fuel Charter, have recommended that blends of no more than 5% biodiesel be used for automobile fuel due to concerns about fuel quality, engine

24

performance problems and possible detrimental effects of biodiesel on rubber components and other parts of the engine. Although some manufacturers have encouraged use of biodiesel fuel in their vehicles, cautionary pronouncements by others may impact our ability to market our product.

        In addition, studies have shown that nitrogen oxide emissions increase by 10% when pure biodiesel is used. Nitrogen oxide is the chief contributor to ozone or smog. New engine technology is available and is being implemented to eliminate this problem. However, these emissions may decrease the appeal of our product to environmental groups and agencies who have been historic supporters of the biodiesel industry, which may result in our inability to market our biodiesel.

        Competition from other diesel fuel lubricity additives for ultra low sulfur diesel may be a less expensive alternative to our biodiesel, which would cause us to lose market share and adversely affect our ability to generate revenues.    The Environmental Protection Agency (EPA) has issued regulations to reduce the amount of sulfur in diesel fuel in order to improve air quality. These regulations affect all diesel fuel available for retail sale since October 2006. The removal of sulfur from diesel fuel also reduces its lubricity which must be corrected with fuel additives, such as biodiesel which has inherent lubricating properties. Our biodiesel plant is expected to compete with producers of other diesel additives made from raw materials other than soybean oil having similar lubricity values as biodiesel, such as petroleum-based lubricity additives. Many major oil companies produce these petroleum-based lubricity additives and strongly favor their use because they may be used in lower concentrations than biodiesel. In addition, much of the infrastructure in place is for petroleum-based additives. As a result, petroleum-based additives may be more cost-effective than biodiesel. Therefore, it may be difficult to market our biodiesel as a lubricity additive, which could adversely affect our ability to generate revenues.

        Several biofuels companies throughout the country have filed for bankruptcy due to industry and economic conditions.    Several biofuels companies have filed for bankruptcy. Unfavorable worldwide economic conditions, the decreasing availability of credit, volatile biofuels prices and input costs and the expiration of the federal blenders' credit for most of 2010 have likely contributed to the necessity of these bankruptcy filings. If biodiesel prices drop to extremely low levels or feedstock prices increase significantly, we may find ourselves in a similar situation to these other biofuels plants.

Risks Related to Regulation and Governmental Action

        Loss of or ineligibility for favorable tax benefits for biodiesel production could hinder our ability to operate at a profit and reduce the value of our units.    The biodiesel industry and our business are assisted by various federal biodiesel incentives. One such incentive is the blenders' tax credit for biodiesel mixtures, which has provided a tax credit of $1.00 per gallon of biodiesel. On December 31, 2009, the $1.00 federal tax credit expired and only in December 2010 was it extended for 2011 and made retroactive for 2010. These tax incentives for the biodiesel industry may not continue, or, if they continue, the incentives may not be at the same level. The elimination or reduction of tax incentives to the biodiesel industry, including the biodiesel tax credit, could significantly reduce the market for biodiesel and could materially impair our ability to profitably produce and sell biodiesel. The loss or reduction of the biodiesel tax credit would make it more costly or difficult to produce and sell biodiesel and we could be forced to take significant cost savings measures or temporarily or permanently cease production at our plant. If the federal tax incentives are eliminated or sharply curtailed, we believe that a continued decreased demand for biodiesel will result, which could further depress biodiesel markets and negatively impact our financial performance.

        A change in environmental regulations or violations thereof could be expensive and increase our costs.    We are subject to extensive air, water, and other environmental regulations. In addition, some of these laws require our plant to operate under a number of environmental permits. These laws, regulations, and permits can often require expensive pollution-control equipment or operation changes to limit

25

actual or potential impact to the environment. A violation of these laws and regulations or permit conditions can result in substantial fines, damages, criminal sanctions, permit revocations, and/or plant shutdowns. To the best of our knowledge, we have at all times been in complete compliance with these laws, regulations, or permit conditions and we have all permits required to operate our business. Additionally, any changes in environmental laws and regulations, both at the federal and state level, could require us to invest or spend considerable resources in order to comply with future environmental regulations. The expense of compliance could be significant enough to increase our operating costs and decrease our profits, negatively affecting our financial condition.

Risks Related to Conflicts of Interest

        Our directors may have relationships with individuals, companies or organizations which may result in conflicts of interest.    There may be business relationships between our directors and other individuals, companies or organizations that may pose potential conflicts of interest with us. For example, two of our directors, Warren Bush and Denny Mauser, currently serve on the board of directors of another company engaged in biodiesel production, Western Dubuque Biodiesel, LLC. These and our other directors may serve on other boards of directors in the future or have relationships with other individuals, companies or organizations that may result in conflicts of interest with respect to transactions between us and the other individuals, companies or organizations if our directors and officers put their interests in other companies or their own personal relationships ahead of what is best for our company.

Risks Related to Tax Issues in a Limited Liability Company

        We expect to continue to be taxed as a partnership; however, if we are taxed as a corporation we would be subject to corporate level taxes which would decrease our net income and decrease the amount of cash available to distribute to our members.    We expect that our company will continue to be taxed as a partnership. This means that our company does not pay any company-level taxes. Instead, the members are allocated any income generated by our company based on the member's ownership interest, and would pay taxes on the member's share of our income. If we are not taxed as a partnership, our company would be liable for corporate level taxes which would decrease our net income which may decrease the cash we have to distribute to our members.

        We may be unable to make any distributions to our members to satisfy tax obligations unless we obtain the approval of our lender.    On June 5, 2008, we executed an amendment to our Master Loan Agreement with our lender. Pursuant to this amendment, we agreed to a negative covenant prohibiting us from distributing any profits to our members unless the proposed distribution is agreed to in writing by our lender. As a result of this amendment, we may be unable to make future distributions to our members, including distributions to satisfy members' income tax obligations, and members would have to satisfy any tax liability resulting from the ownership of our units using their personal funds.

        Members may be allocated a share of our taxable income that exceeds any cash distributions received, therefore members may have to pay this tax liability using their personal funds.    We expect to continue to be taxed as a partnership. This means members are allocated a percentage of our taxable income or losses based on their ownership interest in our company. Members may have tax liability based on their allocation of this income. We may make distributions that are less than the amount of tax members owe based on their allocated percentage of our taxable income, or we may not make any distributions at all. If this is the case, members would have to satisfy this tax liability using their personal funds.

        If we are audited by the IRS resulting in adjustments to our tax returns, this could cause the IRS to audit members' tax returns, which could lead to additional tax liability for our members.    The IRS could audit our tax returns and could disagree with tax decisions we have made on our returns. This could lead to the IRS requiring us to reallocate items of income, gain, losses, deductions, or credits that

26

could change the amount of our income or losses that is allocated to members. This could require adjustments to members' tax returns and could lead to audits of members' tax returns by the IRS. If adjustments are required to members' tax returns, this could lead to additional tax liabilities for members as well as penalties and interest being charged to members.

Item 1B.    Unresolved Staff Comments.

        None.

Item 2.    Properties.

        Our property consists primarily of the plant and the real estate upon which the plant sits in Wall Lake, Iowa in Sac County. The plant is located on an approximately 38.3-acre site near both US Highway 20 and US Highway 30. We commenced plant operations in May 2006. Our plant has the capacity to produce a total of 30 million gallons of biodiesel per year.

        The completed plant consists of the following buildings:

  •
  Principal office building

  •
  Processing building

  •
  Pretreatment building

  •
  Loading/receiving building

  •
  Storage warehouse

  •
  Storage tank farm

  •
  Iron treatment facility

        In December 2009, the Company exercised an option to purchase approximately 35 acres of land adjacent to the property on which the plant is situated. The purchase was completed in January 2010 for a total cost of $70,496. Substantially all of our property, real and personal, serves as the collateral for our debt financing with Farm Credit Services of America, FLCA. Money borrowed under an Iowa Department of Economic Development loan is also secured by substantially all of the Company's assets, but is subordinate to the agreements with Farm Credit Services of America, FLCA. See "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS—Liquidity and Capital Resources."

Item 3.    Legal Proceedings.

        From time to time in the ordinary course of business, WIE may be named as a defendant in legal proceedings related to various issues, including without limitation, workers' compensation claims, tort claims, or contractual disputes. Other than the arbitration matter described below, we are not currently involved in any material legal proceedings, directly or indirectly, and we are not aware of any claims pending or threatened against us or any of the directors that could result in the commencement of legal proceedings.

27

        In 2008, a customer allegedly defaulted on its contract with our biodiesel marketer for the purchase of biodiesel due to revocation of the customer's letter of credit after our marketer shipped the biodiesel for exporting. As a result, our marketer sold the biodiesel to another purchaser for a lower price. Our former marketer, on behalf of WIE and other biodiesel producers who sold biodiesel to the allegedly defaulting customer, is now in continued arbitration to resolve this dispute. The arbitration is being conducted in London, UK under the system of arbitration and appeals of the Federation of Oils, Seeds, and Fats Associations (FOSFA). The parties to the arbitration proceeding are an affiliate of our former marketer, REG Marketing and Logistics Group LLC, and Avista Trade Oy, a Finnish entity. On September 28, 2010, the arbitrators issued an award to our former marketer in an amount of approximately $3.25 million, plus interest dating from November 1, 2008, plus certain fees, costs and legal expenses. However, Avista Trade Oy has appealed this award to the FOFSA Board of Appeal. Because WIE produced and marketed approximately one-third (1/3) of the total quantity of biodiesel for which payment default is alleged in this arbitration proceeding, we estimate that WIE will be entitled to approximately one-third (1/3) of any award, judgment, settlement, or other monies collected by our former marketer arising from this dispute.

Item 4.    (Removed and Reserved).

PART II

Item 5.    Market for Registrant's Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities..

Market Information

        There is no public trading market for our membership units. We have created a qualified online matching service in order to facilitate trading of our units. Our online matching service consists of an electronic bulletin board that provides information to prospective sellers and buyers of our units. The Company does not receive any compensation for creating or maintaining the matching service. The Company does not become involved in any purchase or sale negotiations arising from our qualified matching service. In advertising our qualified matching service, we do not characterize the Company as being a broker or dealer or an exchange. We do not give advice regarding the merits or shortcomings of any particular transaction. We do not receive, transfer, or hold funds or securities as an incident of operating the online matching service. We do not use the bulletin board to offer to buy or sell securities other than in compliance with the securities laws, including any applicable registration requirements. We have no role in effecting the transactions beyond approval, as required under our operating agreement, and the issuance of new certificates. So long as we remain a publicly reporting company, information about the Company will be publicly available through the SEC's filing system. However, if at any time we cease to be a publicly reporting company, we anticipate continuing to make information about the Company publicly available on our website in order to continue operating the QMS.

        Effective on May 18, 2009, the Company suspended trading on its qualified online matching service in connection with the proposed consolidation with REG. Following rejection of the proposed consolidation by the unitholders of the Company, the Company resumed operation of the matching service on March 29, 2010.

        The following table contains historical information by quarter for the past two years regarding the actual unit transactions that were completed by the Company's unit-holders during the periods specified. The Company believes, during periods for which there are trades, this most accurately represents the current trading value of the Company's units. The information was compiled by reviewing the completed unit transfers that occurred on our qualified matching service bulletin board

28

during the quarters indicated. No units were traded on our qualified matching service bulletin board during the years ended December 31, 2010 and December 31, 2009.

Quarter	Low Price	High Price	Average Price	# of Units Traded
2009 1st	—	—	—	0
2009 2nd	—	—	—	0
2009 3rd	—	—	—	0
2009 4th	—	—	—	0
2010 1st	—	—	—	0
2010 2nd	—	—	—	0
2010 3rd	—	—	—	0
2010 4th	—	—	—	0

        The following table contains the bid and asked prices that were posted on the Company's qualified matching service bulletin board and includes some transactions that were not completed. The Company believes, during periods for which there are trades, that the table above more accurately describes the trading value of its units as the bid and asked prices below include some offers that never resulted in completed transactions. The information was compiled by reviewing postings that were made on the Company's qualified matching service bulletin board.

Sellers Quarter	Low Price	High Price	Average Price	# of Units Listed
2009 1st	$750	$750	$750	20
2009 2nd	—	—	—	0
2009 3rd	—	—	—	0
2009 4th	—	—	—	0
2010 1st	$1,650	$1,900	$1,775	30
2010 2nd	$800	$800	$800	5
2010 3rd	—	—	—	—
2010 4th	—	—	—	—

Buyers Quarter	Low Price	High Price	Average Price	# of Units Listed
2009 1st	—	—	—	0
2009 2nd	—	—	—	0
2009 3rd	—	—	—	0
2009 4th	—	—	—	0
2010 1st	—	—	—	—
2010 2nd	$200.00	$200.00	$200.00	20
2010 3rd	—	—	—	—
2010 4th	—	—	—	—

        As a limited liability company, we are required to restrict the transfers of our membership units in order to preserve our partnership tax status. Our membership units may not be traded on any established securities market or readily traded on a secondary market (or the substantial equivalent thereof). All transfers are subject to a determination that the transfer will not cause the Company to be deemed a publicly traded partnership.

Unit Holders

        As of February 28, 2010, there were approximately 748 holders of our membership units.

29

 Distributions

        Distributions are payable at the sole discretion of our board of directors, subject to the provisions of the Iowa Revised Uniform Limited Liability Company Act and our operating agreement. Under our operating agreement, we may distribute a portion of the net profits generated from plant operations to our unit holders in proportion to the number of units held by each unit holder. A unit holder's distribution is determined by dividing the number of units owned by such unit holder by the total number of units outstanding. Our unit holders are entitled to receive distributions of cash or property if and when a distribution is declared by our board of directors. However, there can be no assurance as to our ability to declare or pay distributions in the future or that past distributions (described below) will be indicative of future distributions.

        Our operating agreement requires our directors to endeavor to make cash distributions at such times and in such amounts as will permit our unit holders to satisfy their income tax liability in a timely fashion. However, under our Master Loan Agreement, we are required to make additional loan payments based on excess cash flow. In addition, on June 5, 2008, we executed an amendment to our Master Loan Agreement, pursuant to which we agreed to an additional negative covenant prohibiting us from distributing any profits to the our members unless the proposed distribution is agreed to in writing by our lender. These loan covenants and restrictions are described in greater detail under "Item 7—Management's Discussion and Analysis of Financial Condition and Results of Operations—Indebtedness." As a result of our loan covenants and restrictions, we may be unable to make future distributions to our members, including for income tax purposes. Accordingly, if our lender does not allow us to make distributions on our units and our unit holders incur any tax liability as a result of unit ownership, our unit holders may be required to satisfy such liability with their personal funds.

        We did not declare or pay any distributions during the fiscal years ended December 31, 2010 and December 31, 2009.

30

 Performance Graph

        The following graph shows a comparison of cumulative total member return since December 31, 2006, calculated on a dividend reinvested basis, for WIE, the NASDAQ Composite Index (the "NASDAQ") and an index of other companies that have the same SIC code as WIE (the "Industry Index"). The graph assumes $100 was invested in each of our units, the NASDAQ, and the Industry Index on January 1, 2006. Data points on the graph are annual. Note that historic stock price performance is not necessarily indicative of future unit price performance.

COMPARISON OF CUMULATIVE TOTAL RETURN

ASSUMES $100 INVESTED ON JAN. 01, 2006
ASSUMES DIVIDEND REINVESTED
FISCAL YEAR ENDING DEC. 31, 2010

        Pursuant to the rules and regulations of the Securities and Exchange Commission, the performance graph and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Equity Compensation Plans

        We do not have any equity compensation plans under which equity securities of WIE are authorized for issuance.

Sale of Unregistered Securities

        We did not make any sales of equity securities that were unregistered during the fiscal year ended December 31, 2010.

Repurchases of Equity Securities

        Neither we, nor anyone acting on our behalf, has repurchased any of our outstanding units.

31

Item 6.    Selected Financial Data.

        The following table sets forth selected consolidated financial data of the Company, which is derived from the audited financial statements for the periods indicated. The information below is only a summary. This information should be read in conjunction with "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS" and our audited financial statements included in this annual report. Our past performance may not be indicative of future financial condition or results of operations for many reasons, including the risks described in "Item 1A—Risk Factors" and elsewhere in this annual report.

Statement of Operations Data:	2010	2009	2008	2007	2006
Revenues	$11,601,444	$50,109,924	$79,782,833	$78,676,998	$31,991,876
Cost of Goods Sold	$12,338,018	$46,475,116	$75,431,492	$78,253,820	$23,715,252
Gross Profit (Loss)	$(736,574)	$3,634,808	$4,351,341	$423,178	$8,276,624
Operating Expenses	$1,429,827	$2,052,040	$1,915,675	$1,750,886	$1,606,516
Other Income (Expense)	$(29,012)	$39,307	$(592,957)	$(1,278,545)	$(337,583)
Net Income (Loss)	$(2,195,413)	$1,622,075	$1,842,709	$(2,606,253)	$6,332,525

Weighted Average Units Outstanding	26,447	26,447	26,447	26,447	25,674
Net Income (Loss) Per Unit	$(83.01)	$61.33	$69.68	$(98.55)	$246.65
Cash Distributions per Unit	$—	$—	$—	$80.21	$—

Balance Sheet Data:	2010	2009	2008	2007	2006
Total Assets	$30,129,718	$35,804,989	$37,478,401	$49,080,864	$48,831,373
Long-Term Debt, less current maturities	$2,195,000	$3,262,222	$6,725,056	$12,366,667	$12,851,239
Members' Equity	$26,355,372	$28,550,785	$26,928,710	$25,086,001	$29,813,568
Units Outstanding at End of Year	26,447	26,447	26,447	26,447	25,674
Book Value Per Capital Unit	$996.54	$1,079.55	$1,018.21	$948.54	$1,161.24

Item 7.    Management's Discussion and Analysis of Financial Condition and Results of Operations.

        Except for historical information, the following discussion contains forward-looking statements that are subject to risks and uncertainties. We caution you not to put undue reliance on any forward-looking statements, which speak only as of the date of this report. Our actual results or actions may differ materially from these forward-looking statements for many reasons, including the risks described in "Item 1A—Risk Factors" and elsewhere in this annual report. Our discussion and analysis of our financial condition and results of operations should be read in conjunction with the financial statements and related notes and with the understanding that our actual future results may be materially different from what we currently expect. For an overview of our business, please see "Item 1—Business."

        During the fiscal year ended December 31, 2010, we operated at only 11.9% of our nameplate capacity. This was due in large part to the expiration of the federal blenders' tax credit for biodiesel mixtures on December 31, 2009. In mid-April 2010 we warm-idled our plant, meaning we reduced staffing levels and maintained the plant in a state capable of commencing the production of biodiesel again within a matter of several days, due to limited sales and reduced sales forecasts related to the expiration of the blenders' tax credit. Although this tax credit was reinstated in December 2010 and made retroactive for the 2010 calendar year, the absence of the credit during 2010 caused many biodiesel plants to significantly reduce production or halt production altogether. The biodiesel tax credit is set to expire again on December 31, 2011. If Congress fails to enact another extension of this credit, we expect that demand for biodiesel will once again decrease significantly.

32

 Results of Operations

  Comparison of Fiscal Years Ended December 31, 2010 and December 31, 2009

        The following table shows the results of our operations and the percentage of revenues, costs of goods sold, operating expenses, and other items to total revenues in our statements of operations for the fiscal years ended December 31, 2010 and 2009.

	Fiscal Year Ended December 31, 2010		Fiscal Year Ended December 31, 2009
Statement of Operations Data	Amount	Percent	Amount	Percent
Revenues	$11,601,444	100.00%	$50,109,924	100.00%
Cost of Sales	$12,338,018	106.35%	$46,475,116	92.75%

Gross Profit (Loss)	$(736,574)	(6.35)%	$3,634,808	7.25%
Operating Expenses	$1,429,827	12.32%	$2,052,040	4.10%

Operating Income	$(2,166,401)	(18.67)%	$1,582,768	3.16%
Other Income (Expense)	$(29,012)	(0.25)%	$39,307	0.08%

Net Income (Loss)	$(2,195,413)	(18.92)%	$1,622,075	3.24%

  Revenues

        Our revenues from operations primarily come from biodiesel, glycerin and fatty acid and soapstock sales, as well as custom processing and storage. The following table shows the sources of our revenues for the fiscal years ended December 31, 2010 and December 31, 2009:

	Fiscal Year Ended December 31, 2010		Fiscal Year Ended December 31, 2009
Revenue Source	Amount	% of Revenues	Amount	% of Revenues
Biodiesel Sales	$10,423,823	89.8%	$48,396,111	96.6%
Glycerin Sales	$298,037	2.6%	$703,169	1.4%
Fatty Acid and Soapstock Sales	$671,355	5.8%	$939,542	1.9%
Custom Processing and Storage	$208,229	1.8%	$71,102	0.1%

Total Revenues	$11,601,444	100.00%	$50,109,924	100.0%

        Revenues from operations for the twelve months ended December 31, 2010 decreased by approximately 76.8% compared to revenues from operations for the twelve months ended December 31, 2009. Revenue from sales of biodiesel decreased by approximately 78.5% for the twelve months ended December 31, 2010, 2010 compared to the twelve months ended December 31, 2009. This decrease in revenues is due primarily to a decrease in our number of gallons of biodiesel sold. During the twelve months ended December 31, 2010, we sold approximately 80.3% fewer gallons of biodiesel as compared to the same period in 2009. This decrease in number of gallons sold is a direct result of the expiration of the blenders' tax credit for biodiesel mixtures. Although this tax credit was reinstated in December 2010 and made retroactive for the 2010 calendar year, the absence of the credit during 2010 caused many biodiesel plants to significantly reduce production or halt production altogether. Our decrease in quantity of gallons sold was offset slightly by an increase in biodiesel prices. The average price per gallon we received for our biodiesel during the twelve months ended December 31, 2010 increased approximately 7.7% compared to the same period from the prior year.

        Revenue from sales of glycerin decreased by approximately 57.6% for the twelve months ended December 31, 2010 compared to the twelve months ended December 31, 2009. This decrease in revenue is the net result of a decrease in quantity sold, offset by an increase in glycerin prices. The average sales price for our glycerin increased by approximately 65.8% during the twelve months ended

33

December 31, 2010 compared to the same period the prior year. However, our quantity of glycerin sold decreased by approximately 74.5% during the twelve months ended December 31, 2010 compared to the same period the prior year due to decreased production. Revenue from sales of fatty acids and soapstock decreased approximately 28.5% for the twelve months ended December 31, 2010 compared to the twelve months ended December 31, 2009. The average sales price for our fatty acids increased by approximately 28.3% during the twelve months ended December 31, 2010 compared to the same period the prior year. However, our quantity of fatty acids sold decreased by approximately 66.7% during the twelve months ended December 31, 2010 compared to the same period the prior year due to decreased production.

        During the twelve months ended December 31, 2010, we received $210,509 in incentive funds from the federal government related to the USDA Bioenergy Program, compared to the same period the prior year when we received $298,476 in incentive funds related to the federal blenders' tax credit. The incentive funds we received during the twelve months ended December 31, 2010 and 2009 are included in our biodiesel sales revenue in the table above.

        For the twelve months ended December 31, 2010 and 2009, we also derived revenues from custom processing and storage. Our revenues from custom processing are attributable to experimental processing that we conducted on behalf of another company. Our revenues from storage are attributable to storing product sold by us until the time the purchaser took possession of the product. We do not expect to derive substantial revenues from custom processing or storage in the future.

        During the twelve month period ended December 31, 2010, we produced a small quantity of biodiesel and sold additional amounts of our existing biodiesel inventory. During the first quarter of 2010, we rebuilt our in-house biodiesel inventories to establish our typical working inventory of approximately one million gallons. Prior to the first quarter of 2010 our inventory levels had been reduced to near zero in order for us to take advantage of the blenders' credit as much as we could in 2009 prior to the expiration of the credit at year-end. More recently, we started producing biodiesel again at our plant. During the twelve months ended December 31, 2010, we operated at an average of approximately 11.9% of our nameplate capacity, compared to the same period the prior year when we operated at an average of approximately 52.8% of our capacity.

  Cost of Sales

        While our absolute cost of sales for our products decreased during the twelve months ended December 31, 2010 compared to the twelve month period from the prior year, our cost of sales as a percentage of our revenues increased from 92.75% of our revenues for the twelve months ended December 31, 2009, to 106.35% of our revenues for the twelve months ended December 31, 2010. This percentage increase is primarily due to price increases for our raw materials and energy compared to the previous year, and due to the fact that we had lower production rates compared to the previous year while fixed costs remained relatively consistent.

        The primary components of cost of sales from the production of biodiesel are feedstock (primarily soybean oil and animal fats) and other raw materials (methanol and other chemicals), energy (natural gas and electricity), labor, and depreciation on process equipment. During the twelve months ended December 31, 2010, approximately 75.8% of our total feedstock usage consisted of choice white grease, which is an increase from the same period in 2009, when 68.8% of our total feedstock usage was choice white grease. Animal fat prices remain less than soybean oil prices. The average price we paid for feedstock for the twelve months ended December 31, 2010 was approximately 8.0% higher than our feedstock prices for the same period in 2009. Our average price paid for methanol, another input into the biodiesel production process, increased by approximately 36.1% during the twelve months ended December 31, 2010 compared to the same period in the prior year. Finally, our average price paid for

34

natural gas increased by approximately 36.0% during the twelve months ended December 31, 2010 compared to the same period in the prior year.

  Operating Expenses

        Although our absolute operating expenses decreased during the twelve months ended December 31, 2010 compared to the same twelve month period from the prior year, our operating expenses as a percentage of revenues were higher for the twelve months ended December 31, 2010 than they were for the twelve months ended December 31, 2009. The decrease in our absolute operating expenses was due to the fact that we had increased consulting and professional fees during the twelve months ended December 31, 2009 in connection with our proposed consolidation with REG. The decrease in our absolute operating costs is also attributable to decreased office and administrative expenses. Our decreased office and administrative expenses are a result of decreased management fees, association dues, and the elimination of our bad debt reserve.

        In mid-April 2010 we warm-idled our plant due to limited sales and reduced sales forecasts related to the failure of Congress to extend the blenders' tax credit for biodiesel mixtures, which expired on December 31, 2009. In connection with our plant warm-idling, we laid off 15 full-time employees to reduce operating expenses, although we agreed to pay the health and dental insurance policy premiums for these individuals through mid-August 2010. Effective August 13, 2010, we laid off seven additional full-time employees, leaving us with six full-time employees. We also agreed to temporarily pay a portion of the health and dental insurance premiums of these laid-off employees. Since these most recent layoffs, and in connection with the reinstatement of the blenders' tax credit, we have hired additional employees as we have once again started producing biodiesel.

  Other Income (Expenses)

        Our other income (expenses) decreased from a net other income of $39,307, or 0.08% of revenues, for the twelve months ended December 31, 2009, to a net other expense of $29,012, or (0.25%) of revenues, for the twelve months ended December 31, 2010. This change resulted primarily from the net result of a decrease in interest expense related to our credit facilities, a decrease in grant income, and a decrease in patronage dividends received from our lender. During the twelve months ended December 31, 2009, we received grant income in the amount of $131,525 from the Iowa Department of Economic Development's New Jobs Training Program and the forgiveness of our $100,000 forgivable loan with the Iowa Department of Economic Development.

  Comparison of Fiscal Years Ended December 31, 2009 and 2008.

        The following table shows the results of our operations and the percentage of revenues, cost of goods sold, operating expenses and other items to total revenues in our statement of operations for the fiscal years ended December 31, 2009 and December 31, 2008.

	Fiscal Year Ended December 31, 2009		Fiscal Year Ended December 31, 2008
Income Statement Data	Amount	Percent	Amount	Percent
Revenues	$50,109,924	100.00%	$79,782,833	100.00%
Cost of Sales	$46,475,116	92.75%	$75,431,492	94.55%

Gross Profit	$3,634,808	7.25%	$4,351,341	5.45%
Operating Expenses	$2,052,040	4.10%	$1,915,675	2.40%

Operating Income	$1,582,768	3.16%	$2,435,666	3.05%
Other Income (Expense)	$39,307	0.08%	$(592,957)	(0.74)%

Net Income (Loss)	$1,622,075	3.24%	$1,842,709	2.31%

35

  Revenues

        The following table shows the sources of our revenues for the fiscal years ended December 31, 2009 and December 31, 2008:

	Fiscal Year Ended December 31, 2009		Fiscal Year Ended December 31, 2008
Revenue Source	Amount	% of Revenues	Amount	% of Revenues
Biodiesel Sales	$48,396,111	96.6%	$76,970,163	96.5%
Glycerin Sales	$703,169	1.4%	$1,766,579	2.2%
Fatty Acid and Soapstock Sales	$939,542	1.9%	$1,046,091	1.3%
Custom Processing and Storage	$71,102	0.1%	$—	—. %

Total Revenues	$50,109,924	100.00%	$79,782,833	100.0%

        Revenues from operations for the fiscal year ended December 31, 2009 totaled $50,109,924 compared with $79,782,833 for the fiscal year ended December 31, 2008. Included within our total revenues for the fiscal year ended December 31, 2009 and 2008 are approximately $6,986,655 and $10,068,612 respectively, in incentives we received or which were receivable from certain federal government incentive programs for the sale of our biodiesel. Revenues in fiscal year 2009 were approximately 37% lower than revenues in fiscal year 2008. The decrease in revenues was due primarily to decreased production and sales volume of biodiesel and its co-products, and lower per-unit sales prices for our biodiesel and its co-products.

  Cost of Sales

        Although our sales volume decreased 38% from fiscal 2008 to fiscal 2009, our cost of goods sold as a percentage of our revenues decreased approximately 1.8% from fiscal 2008 to fiscal 2009. Cost of sales for our products for the year ended December 31, 2009 was $46,475,116, compared to $75,431,492 for the year ended December 31, 2008. This is primarily due to the combination of the historically high biodiesel prices that were experienced during a large part of fiscal year 2008 and our utilization of lower-cost feedstocks during fiscal 2008. Average biodiesel sales prices in 2009 were significantly lower than in 2008. In order to minimize our cost of sales, in 2008, we began to increase our use of lower-cost feedstocks, such as animal fats and used cooking oils, in place of higher-cost feedstocks, such as soybean oil. We continued this practice throughout the fiscal year ended December 31, 2009. In fiscal year 2009, approximately 91.5% of the feedstock used in our biodiesel production was animal fats and 8.5% was soybean oil. In particular, approximately 68.8% of our total feedstock usage in 2009 was choice white grease.

  Operating Expenses

        Operating expenses for the fiscal year ended December 31, 2009 totaled $2,052,040, which is 7.1% higher than operating expenses of $1,915,675 for the same period in 2008. Our operating expenses as a percentage of revenues were 1.7% higher for the fiscal year ended December 31, 2009 than they were for the fiscal year ended December 31, 2008. Our operating expenses for the fiscal year ended December 31, 2009, include approximately $450,000 in expenses that we incurred in connection with the proposed consolidation with REG, which includes legal fees, audit fees, accounting fees, and consulting fees.

  Other Income (Expenses)

        Our other income and expenses for the fiscal year ended December 31, 2009 increased from a net other expense of $592,957, or 0.74% of revenues, during the fiscal year ended December 31, 2008 to a net other income of $39,307, or 0.08% of revenues, during the fiscal year ended December 31, 2009.

36

This change resulted primarily from the reduction in our interest expense from $759,243 during the fiscal year ended December 31, 2008 to $322,698 during the fiscal year ended December 31, 2009. The reduction in our interest expense resulted primarily from reducing the outstanding balance under our revolving line of credit by $1,720,000 and paying down our term loan by $1,800,000. The change from a net other expense to a net other income also resulted from our receipt of grant income in the amount of $231,525, which includes grant income in the amount of $131,525 from the Iowa Department of Economic Development's ("IDED") New Jobs Training Program and IDED's forgiveness of a forgivable loan in the amount of $100,000.

Changes in Financial Condition for Fiscal Years Ended December 31, 2010 and 2009

        The following table highlights the changes in our financial condition from December 31, 2009 to December 31, 2010:

	December 31, 2010	December 31, 2009
Current Assets	$3,821,367	$7,424,221
Current Liabilities	$1,579,346	$3,991,982
Long-Term Debt	$2,195,000	$3,262,222
Member's Equity	$26,355,372	$28,550,785

  Current Assets

        Current assets totaled $3,821,367 at December 31, 2010, a decrease from $7,424,221 at December 31, 2009. The decrease of $3,602,854 during this period is a net result of a decrease in accounts receivable and incentive receivables, partially offset by an increase in inventory. Our receivables were relatively high at December 31, 2009 due to our continued production through that date in order to take advantage of the federal blenders' tax credit as much as we could in 2009 prior to the expiration of the credit at year-end. Since this tax credit expired, our production has been limited. For similar reasons, our inventory was relatively low at December 31, 2009, but has since increased again. During the year ended December 31, 2010, we made principal payments on our term note totaling $2,350,000 and reduced the amount outstanding under our revolving credit loan by $805,000.

  Current Liabilities

        Current liabilities totaled $1,579,346 at December 31, 2010, down from $3,991,982 at December 31, 2009. The decrease of $2,412,636 during this period was due primarily to a decrease in the current portion of our long-term debt related to our "free cash flow" payment and regular quarterly payments on our term note and a decrease in checks issued in excess of our bank balance, partially offset by an increase in accounts payable.

  Long-Term Debt

        The decrease in our long-term debt, net of current maturities, at December 31, 2010, as compared to December 31, 2009, was due to a decrease in the balance under our term note and our reducing revolving credit note with Farm Credit Services. During the year ended December 31, 2010, we made principal payments totaling $2,350,000 to Farm Credit Services under our term note and net payments totaling $805,000 under our revolving credit note.

  Members' Equity

        Members' contributions at December 31, 2010 and December 31, 2009 are $23,516,376. Retained earnings as of December 31, 2010 are $2,838,996 compared to $5,034,409 at December 31, 2009 due to our net loss during the year ended December 31, 2010.

37

 Liquidity and Capital Resources

  Comparison of Cash Flows for Fiscal Years Ended December 31, 2010 and December 31, 2009

	2010	2009
Net cash provided by operating activities	$3,822,100	$3,394,861
Net cash used in investing activities	$(161,092)	$(161,747)
Net cash used in financing activities	$(3,600,230)	$(3,299,214)

Net increase (decrease) in cash and equivalents	$60,778	$(66,100)

  Operating Cash Flows

        For the twelve months ended December 31, 2010, net cash provided by operating activities increased by $427,239 compared to the twelve months ended December 31, 2009. This increase was primarily the result of changes in our receivables, including accounts receivable, incentive receivables and other receivables, prepaid expenses and other assets, accounts payable and non-cash forgiveness of debt, netted against our net loss for the year ended December 31, 2010 compared to the net gain during the same period the prior year and changes in our inventory, margin deposits, and accrued wages and benefits. Most of the changes in operating cash flows for the year ended December 31, 2010 compared to the year ended December 31, 2009 are directly attributable to our decreased production during the year ended December 31, 2010.

        Although our capital needs are currently being adequately met through cash from operations and our credit facilities, any further reductions in the amount available for advancement under our revolving credit loan beyond the current reduction may cause us to be unable to meet our capital needs. See "Liquidity and Capital Resources—Indebtedness."

  Investing Cash Flows

        For the twelve months ended December 31, 2010, cash used in investing activities decreased by $655 compared to the twelve months ended December 31, 2009. Our cash used in investing activities consists of expenditures for property, plant and equipment.

  Financing Cash Flows

        For the twelve months ended December 31, 2010, cash used in financing activities increased by $301,016 compared to the twelve months ended December 31, 2009. This change was largely due to a reduction in net payments on our revolving line of credit in 2009 compared to 2008 and an increase in payments on our long-term debt. This decrease is a result of a net decrease in checks issued in excess of our bank balance, offset by payments on our long-term debt exceeding proceeds from our long-term debt by approximately $365,000 more during the twelve months ended December 31, 2009 compared to the twelve months ended December 31, 2010.

  Comparison of Cash Flows for Fiscal Years Ended December 31, 2009 and December 31, 2008

	2009	2008
Net cash provided by (used in) operating activities	$3,394,861	$9,050,603
Net cash used in investing activities	$(161,747)	$(394,028)
Net cash used in financing activities	$(3,299,214)	$(8,622,223)

Net increase (decrease) in cash and equivalents	$(66,100)	$34,352

38

  Operating Cash Flows

        For the twelve months ended December 31, 2009, cash provided by operating activities decreased by $5,655,742 compared to the twelve months ended December 31, 2008. This decrease was the result of lower net income and changes in operating assets and liabilities.

  Investing Cash Flows

        For the twelve months ended December 31, 2009, cash used in investing activities decreased by $232,281 compared to the twelve months ended December 31, 2008. This decrease in cash used resulted from a decrease in expenditures for property, plant and equipment from the twelve months ended December 31, 2008.

  Financing Cash Flows

        For the twelve months ended December 31, 2009, cash used in financing activities decreased by $5,323,009 compared to the twelve months ended December 31, 2008. This change was largely due to a reduction in net payments on our revolving line of credit in 2009 compared to 2008 and an increase in payments on our long-term debt.

  Indebtedness

  Short-Term Debt Sources

        We obtained a $570,000 declining balance standby irrevocable letter of credit from Farm Credit in favor of Glidden Rural Electric Cooperative ("Glidden REC") as security for our loan with Glidden REC (discussed below under "Long-Term Debt Sources"). The letter of credit was was extended in July 2010 at the lower amount of $490,000. The letter of credit will now expire on June 30, 2011.

  Long-Term Debt Sources

        On June 6, 2005, we closed on $18,000,000 of long-term debt financing with Farm Credit pursuant to a Master Loan Agreement ("MLA"). CoBank, ACB is the administrative agent of Farm Credit pursuant to an Administrative Agency Agreement dated June 6, 2005. Pursuant to supplements to the MLA, the loan commitments from Farm Credit consisted of a $10,000,000 term loan and an $8,000,000 reduced revolving credit loan. In December 2010 we paid off the remaining balance on our term loan and therefore at December 31, 2010 had no balance outstanding on the term loan, as compared to December 31, 2009 when our outstanding balance on the term loan was $2,350,000. Our term loan required quarterly payments of principal in the amount of $450,000, with a final payment due no later than December 20, 2011. We were also required to make annual payments of 50% of our "free cash flow," as defined in our term loan agreement. Although we paid off our term loan in full in December 2010, our term loan agreement provides that in the event our term loan is paid in full prior to the end of fiscal year 2012, we must continue to make 50% "free cash flow" payments for each fiscal year through fiscal year 2012 in the form of early reductions to the amount of our revolving credit loan commitment.

        The expiration of the blenders' tax credit on December 31, 2009 and our subsequent decision to warm-idle our plant led to discussions with CoBank, as administrative agent of Farm Credit, regarding certain changes to our credit facilities. In particular, on May 14, 2010, we agreed with Farm Credit to reduce the amount available under our revolving credit loan from $8,000,000 to $6,000,000 (inclusive of our $490,000 irrevocable letter of credit in favor of Glidden Rural Electric Cooperative, discussed above under "Short-Term Debt Sources"). The term of this agreement was subsequently extended through March 31, 2011. On March 28, 2011, we agreed with Farm Credit to increase the amount available under this loan to $7,000,000 through September 30, 2011. Our March 28, 2011 agreement

39

also reduced the minimum net worth we are required to maintain pursuant to our loan covenants from $26,000,000 to $24,000,000 for the period from February 1, 2011 through September 30, 2011. The May 14, 2010 agreement to reduce the amount available under our revolving credit loan amended our loan covenant pertaining to minimum working capital so that the reduction of the amount available for advancement under the revolving credit loan did not cause us to fall out of compliance with the minimum working capital covenant in our loan agreement. Our prior minimum working capital requirement was $6,000,000 and our amended minimum working capital requirement is $4,000,000. Our March 28, 2011 agreement with Farm Credit extended this reduction in required working capital through September 30, 2011. As of December 31, 2010, the balance outstanding under the revolving credit loan was $1,825,000, as compared to December 31, 2009, when the balance outstanding under the revolving credit loan was $2,630,000.

        Subject to our May 14, 2010 agreement with Farm Credit, as extended and amended, advances under the revolving credit loan are available throughout the life of the commitment, although the amount of the commitment reduces by $900,000 semi-annually beginning upon the earlier of: (i) July 1, 2012, or (ii) the first day of the month that is six months after the first day of the month following the repayment of our term loan. Because we paid off the term loan in full in December 2010, our revolving credit loan commitment will be reduced by $900,000 every six months beginning July 1, 2011. As discussed above, the revolving credit loan commitment may also be reduced in the amount of any "free cash flow" payment we would otherwise be required to make on our term loan through 2012. Any outstanding balance on our revolving credit loan is due and payable in full on July 1, 2016. At December 31, 2010, we had $3,685,000 of available borrowings under the revolving credit loan.

        The revolving credit loan bears interest at one of three rates, to be determined by us in our discretion: (1) at a rate equal to the rate of interest established by the agent as its agent base rate; (2) at a fixed rate per annum to be quoted by the agent in its sole discretion; or (3) at a fixed rate per annum equal to LIBOR. Each of the rates is subject to certain performance pricing adjustments. While our term loan had an outstanding balance, it was subject to the same terms with respect to interest rates. At December 31, 2010 and December 31, 2009, the applicable interest rate with respect to our credit facilities with Farm Credit was 3.25% and 3.50%, respectively. Our credit facilities with Farm Credit are secured by substantially all of our assets.

        The MLA, as amended, contains covenants pertaining to minimum levels of working capital and net worth, as well a minimum debt service coverage ratio. As of December 31, 2010, we were not in compliance with our debt service coverage ratio covenant, which requires us to maintain a debt service coverage ratio, defined as (i) net income (after taxes), plus depreciation and amortization; divided by (ii) all current portion of long term debt for the prior period, of 1.50 to 1.00. At December 31, 2010, our debt service coverage ratio was approximately 0.21 to 1.00. Although we were in violation of this covenant, we have received a waiver for this violation.

        The working capital covenant set forth in the MLA, as amended, (including the amendment pursuant to our May 14, 2010 agreement with Farm Credit, discussed above), requires us to maintain minimum working capital of $4,000,000. As of December 31, 2010, we were in compliance with our working capital covenant.

        Additionally, the net worth covenant set forth in the MLA, as amended, required us to maintain a minimum net worth of $26,000,000 through January 31, 2011, and requires us to maintain a minimum net worth of $24,000,000 from February 1, 2011 through September 30, 2011. As of December 31, 2010, we were in compliance with our net worth covenant. We were not in compliance with our net worth covenant as of February 28, 2011 because our net worth at that time was less than $26,000,000. However, under our March 28, 2011 agreement with Farm Credit, our minimum net worth covenant was reduced to $24,000,000 retroactive to February 1, 2011. Therefore, pursuant to our March 28, 2011 agreement with Farm Credit, we are now in compliance with our net worth covenant.

40

        Although we were either in compliance with, or received a waiver for non-compliance for, our loan covenants as of December 31, 2010, we could fail to comply with one or more of our loan covenants in the future. A failure to comply with our covenants in the future may constitute an event of default under our loan agreements which, at the election of Farm Credit, could result in the acceleration of the unpaid principal loan balance and accrued interest owed to Farm Credit, or the loss of our assets securing the loan in the event Farm Credit elected to foreclose its lien or security interest in such assets. While Farm Credit granted us a waiver for failing to comply with our debt service coverage ratio at December 31, 2010, Farm Credit might not grant a waiver for future covenant violations. Additionally, while Farm Credit agreed to amend our loan documents to retroactively modify our net worth requirement from February 1, 2011 so that we would not be in violation of our net worth covenant at February 28, 2011, Farm Credit might not be willing to amend our loan documents in the future. If an event of default occurs and Farm Credit elects to accelerate the amounts due to it or foreclose on our assets, this may have a material adverse effect on our ability to operate the plant and may cause our members to lose some or all of their investment.

        The MLA, as amended, prohibits us from distributing any profits to our members unless the proposed distribution is agreed to in writing by CoBank. As a result, we may be unable to make future distributions to our members, including for income tax purposes.

        On July 13, 2006, we entered into a Rural Development Loan Agreement with the Glidden REC for a $740,000 no-interest loan to fund operating expenses for the plant. Pursuant to the terms of the agreement and an associated Promissory Note, the loan is to be repaid in monthly installments of $6,851 beginning on July 31, 2007, and continuing on the last day of each month thereafter until the principal sum has been paid in full or before the final maturity date of the promissory note which shall be on the tenth anniversary of the first advance of funds. The outstanding balance of the loan as of December 31, 2010 and December 31, 2009 was $452,222 and $534,444, respectively. The loan is secured by the declining balance standby irrevocable letter of credit from Farm Credit discussed above under "Short-Term Debt Sources."

        We have obtained subordinated debt financing of approximately $400,000 from the Iowa Department of Economic Development ("IDED"). The subordinated debt financing included a $300,000 zero-interest deferred loan and a $100,000 forgivable loan. On April 30, 2009, IDED notified us that we had satisfied all conditions of the forgivable loan and that IDED had forgiven the balance outstanding under the forgivable loan. The zero-interest deferred loan requires monthly installments of $2,500 beginning January 2008 with the remaining unpaid principal due in December 2012. The balance outstanding on the zero-interest deferred loan at December 31, 2010 and December 31, 2009 was $177,500 and 207,500, respectively.

Contractual Obligations

        The following table provides information regarding our contractual obligations and commitments as of December 31, 2010.

	Payments Due by Period
	Total	2011	2012 - 2013	2014 - 2015	After 2015
Long-Term Debt Obligations	$2,454,722	$259,722	$1,389,444	$764,444	$41,112
Operating Lease Obligations	$17,814	$17,814	—	—	—

Total	$2,472,536	$277,536	$1,389,444	$764,444	$41,112

41

 Subsequent Events

        We previously agreed with Farm Credit to reduce the amount available under our revolving credit loan, inclusive of our irrevocable letter of credit in favor of Glidden Rural Electric Cooperative, from $8,000,000 to $6,000,000 through January 31, 2010. We also amended the covenant in our loan agreement with Farm Credit pertaining to minimum working capital so that the reduction of the amount available for advancement under the revolving credit loan did not cause us to fall out of compliance with the minimum working capital covenant in our loan agreement with Farm Credit. Our prior minimum working capital requirement was $6,000,000 and our amended minimum working capital requirement is $4,000,000. On January 28, 2011, we extended the term of this agreement through February 28, 2011, and on February 28, 2011, we finalized an extension of the term of this agreement through March 31, 2011.

        On March 28, 2011, we agreed with Farm Credit to increase the amount available under our revolving credit loan to $7,000,000 through September 30, 2011. This agreement also extended the reduction in our minimum working capital covenant described above through September 30, 2011 and reduced the minimum net worth we are required to maintain pursuant to our loan covenants from $26,000,000 to $24,000,000 for the period from February 1, 2011 through September 30, 2011. We were not in compliance with our net worth covenant as of February 28, 2011 because our net worth at that time was less than $26,000,000. However, under our March 28, 2011 agreement with Farm Credit, our minimum net worth covenant was reduced to $24,000,000 retroactive to February 1, 2011. Therefore, pursuant to our March 28, 2011 agreement with Farm Credit, we are now in compliance with our net worth covenant.

Application of Critical Accounting Estimates

        Management uses estimates and assumptions in preparing our financial statements in accordance with generally accepted accounting principles. These estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. The following is a discussion of what we believe to be the most critical of these policies and methods.

        Inventories.    Inventories are stated at the lower of cost or market value. Costs are determined using the first-in, first-out method.

        Long-Lived Assets.    Depreciation and amortization of our property, plant, and equipment is provided on the straight-line method by charges to operations at rates based upon the expected useful lives of individual or groups of assets. Economic circumstances or other factors may cause management's estimates of expected useful lives to differ from actual useful lives.

        Long-lived assets, including property, plant and equipment, and investments are evaluated for impairment on the basis of undiscounted cash flows whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. An impaired asset is written down to our estimated fair market value based on the best information available. Considerable management judgment is necessary to estimate discounted future cash flows and may differ from actual cash flows.

        Recently Adopted Accounting Standards.    In January 2010, the FASB issued ASU 2010-06, Fair Value Measurements and Disclosures (Topic 820), Improving Disclosures about Fair Value Measurements, amending ASC 820. ASU 2010-06 requires entities to provide new disclosures and clarify existing disclosures relating to fair value measurements. The new disclosures and clarifications of existing disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim

42

periods within those fiscal years. The adoption of ASU 2010-06 did not have a material impact on the Company's financial position or results of operations.

Off-Balance Sheet Arrangements

        We do not have any off-balance sheet arrangements.

Item 7A.    Quantitative and Qualitative Disclosures About Market Risk.

        We are exposed to the impact of market fluctuations associated with interest rates and commodity prices as discussed below. We have no exposure to foreign currency risk as we conduct all of our business in U.S. Dollars. We use derivative financial instruments as part of an overall strategy to manage market risk. We consider market risk to be the potential loss arising from adverse changes in market rates and prices. We do not enter into these contracts as hedges for accounting purposes pursuant to the requirements of the FASB Accounting Standards Codification (ASC) Topic 815, Derivatives and Hedging.

        Our risk management committee oversees our risk management practices and provides open communication among management and the board of directors regarding market risk. The risk management committee takes an active role in the risk management process and has developed policies and procedures that require specific administrative and business functions to assist in the identification, assessment, and control of various risks.

Interest Rate Risk

        We are exposed to market risk from changes in interest rates. Exposure to interest rate risk results primarily from our credit facilities with Farm Credit. Specifically, we have $1,825,000 outstanding in variable rate debt as of December 31, 2010. The specifics of our credit facilities are discussed in detail in "Item 7—MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS—Liquidity and Capital Resources, Indebtedness."

        Below is a sensitivity analysis we prepared regarding our income exposure to changes in interest rates. The sensitivity analysis below shows the anticipated effect on our income from a 10% adverse change in interest rates for a one year period.

Outstanding Variable Rate Debt at 12/31/10	Interest Rate at 12/31/10	Adverse 10% Change in Interest Rates	Annual Adverse Change to Income
$1,825,000	3.25%	3.58%	$5,931

Commodity Price Risk

        We are also exposed to market risk from commodity prices. Exposure to commodity price risk results from our dependence on animal fats, soybean oil, and natural gas in the biodiesel production process. We are also exposed to biodiesel and co-products price risks as our revenues consist primarily of biodiesel sales and co-products sales. In 2009 and 2010, we sought to minimize the risks from fluctuations in the price of biodiesel by using derivative instruments such as cash, futures, and option contracts for home heating oil. There is currently no futures market for biodiesel. Instead, we used home heating oil derivatives. Home heating oil is high sulfur diesel, which is the closest commodity to biodiesel for which there is a futures market. More recently, we have entered into flat price future sales contracts with our product marketer, ADM, to limit our exposure to decreases in the price of biodiesel. These flat price sales contracts allow us to lock in a margin at the time that we purchase the feedstock utilized to produce the biodiesel that we have contracted for future sale. We are currently unable to manage our price risk for animal fats as there are no futures contracts available for animal fats, and animal fats suppliers are, to date, unwilling to enter into long-term contracts for animal fats.

43

        In practice, as markets move, we actively manage our risk and adjust hedging strategies as appropriate. The extent to which we enter into cash, futures, or option contracts varies substantially from time to time based on a number of factors, including supply and demand factors affecting the needs of customers or suppliers to purchase biodiesel or co-products or to sell us raw materials on a fixed basis, our views as to future market trends, seasonal factors and the costs of futures contracts.

        Although we believe our hedge positions accomplish an economic hedge against our future sales, they are not designated as such for hedge accounting purposes, which would match the gain or loss on our hedge positions to the specific commodity being hedged. As the current market price of our hedge positions changes, the gains and losses are immediately recognized in our cost of sales. The immediate recognition of hedging gains and losses can cause net income to be volatile from quarter to quarter due to the timing of the change in value of the derivative instruments relative to the cost and use of the commodity being hedged. At December 31, 2010 and December 31, 2009, we recorded a net liability for derivative instruments of $0 and $2,587, respectively. During the fiscal year ended December 31, 2010, we recognized a net gain in earnings on derivative activities of $95,704, which is included in our cost of sales in our statements of operations.

        Several variables could affect the extent to which biodiesel price fluctuations impact our derivative instruments. However, it is likely that commodity cash prices will have the greatest impact on the derivative instruments with delivery dates nearest the current cash price. As we move forward, additional protection may be necessary. As the prices of hedged commodities move in reaction to market trends and information, our statement of operations will be affected depending on the impact such market movements have on the value of our derivative instruments. Depending on market movements, these price protection positions may cause immediate adverse effects, but are expected to produce long-term growth for us.

        A sensitivity analysis has been prepared to estimate our exposure to commodity price risk. The table presents the net fair value of our derivative instruments as of December 31, 2010 and December 31, 2009, and the potential loss in fair value resulting from a hypothetical 10% adverse change in such prices. The fair value of the positions is a summation of the fair values calculated by valuing each net position at quoted market prices as of the applicable date. The results of this analysis, which may differ from actual results, are as follows:

	Fair Value	Effect of Hypothetical Adverse Change— Market Risk
December 31, 2010	$0	$0
December 31, 2009	$533,131	$53,313

44

Item 8.    Financial Statements and Supplementary Data.

45

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Members
 Western Iowa Energy, LLC
Wall Lake, Iowa

        We have audited the accompanying balance sheets of Western Iowa Energy, LLC as of December 31, 2010 and 2009, and the related statements of operations, changes in members' equity, and cash flows for each of the years in the three-year period ended December 31, 2010. Western Iowa Energy, LLC's management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we do not express such an opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Western Iowa Energy, LLC as of December 31, 2010 and 2009, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2010 in conformity with accounting principles generally accepted in the United States of America.

        The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 14 to the financial statements, the federal blender's tax credit expires on December 31, 2011. This condition raises substantial doubt about the Company's ability to continue as a going concern. Management's plans regarding those matters also are described in Note 14. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Eide Bailly LLP

Sioux Falls, South Dakota
March 29, 2011

46

WESTERN IOWA ENERGY, LLC

BALANCE SHEETS

December 31, 2010 and 2009

	2010	2009
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$61,078	$300
Margin deposits	—	58,445
Accounts receivable:
Trade	248,928	—
Related parties	—	3,106,676
Other receivables	295,650	387,883
Incentive receivables	231,949	2,946,499
Inventory	2,612,016	383,528
Prepaid expenses and other assets	371,746	540,890

Total current assets	3,821,367	7,424,221

PROPERTY, PLANT AND EQUIPMENT
Land and land improvements	1,435,928	1,364,842
Office building and equipment	659,840	645,542
Plant and process equipment	33,938,749	33,854,309
Construction in progress	—	8,136

Total, at cost	36,034,517	35,872,829
Less accumulated depreciation	9,901,503	7,669,210

Total property, plant and equipment	26,133,014	28,203,619

OTHER ASSETS
Land options	—	596
Other investments	124,078	107,198
Loan origination fees, net of amortization	51,259	69,355

Total other assets	175,337	177,149

TOTAL ASSETS	$30,129,718	$35,804,989

LIABILITIES AND MEMBERS' EQUITY
CURRENT LIABILITIES
Checks issued in excess of bank balance	$—	$333,008
Accounts payable:
Trade	1,209,965	824,979
Related party	13,838	88,277
Current portion of long-term debt	259,722	2,459,722
Derivative instruments	—	2,587
Accrued interest	6,079	22,226
Accrued wages and benefits	61,651	107,664
Accrued payroll taxes	2,657	3,678
Accrued expenses—related party	—	103,537
Other current liabilities	25,434	46,304

Total current liabilities	1,579,346	3,991,982

LONG-TERM LIABILITIES
Long-term debt, less current portion above	2,195,000	3,262,222

Total liabilities	3,774,346	7,254,204

COMMITMENTS AND CONTINGENCIES (Note 9 & Note 15)
MEMBERS' EQUITY
Contributed capital	23,516,376	23,516,376
Retained earnings	2,838,996	5,034,409

Total members' equity	26,355,372	28,550,785

TOTAL LIABILITIES AND MEMBERS' EQUITY	$30,129,718	$35,804,989

See accompanying notes.

47

WESTERN IOWA ENERGY, LLC

STATEMENTS OF OPERATIONS

Years Ended December 31, 2010, 2009 and 2008

	2010	2009	2008
REVENUES
Related parties	$8,452,526	$43,123,269	$69,714,221
Unrelated parties	2,706,459	—	—
Incentive funds	442,459	6,986,655	10,068,612

Total revenues	11,601,444	50,109,924	79,782,833

COST OF SALES	12,338,018	46,475,116	75,431,492

Gross profit (loss)	(736,574)	3,634,808	4,351,341

OPERATING EXPENSES
Consulting and professional fees	446,302	622,584	289,544
Office and administrative expenses	983,525	1,429,456	1,626,131

Total operating expenses	1,429,827	2,052,040	1,915,675

OTHER INCOME (EXPENSE)
Interest income	3,733	13,746	9,882
Interest expense	(98,997)	(322,698)	(759,243)
Grant income	—	231,525	—
Patronage dividends	66,252	116,734	156,404

Total other income (expense)	(29,012)	39,307	(592,957)

NET INCOME (LOSS)	$(2,195,413)	$1,622,075	$1,842,709

BASIC AND DILUTED EARNINGS (LOSS) PER UNIT	$(83.01)	$61.33	$69.68

WEIGHTED AVERAGE UNITS OUTSTANDING, BASIC AND DILUTED	26,447	26,447	26,447

See accompanying notes.

48

WESTERN IOWA ENERGY, LLC

STATEMENTS OF CHANGES IN MEMBERS' EQUITY

Years Ended December 31, 2010, 2009 and 2008

	Units	Contributed Capital	Retained Earnings	Total
BALANCE, DECEMBER 31, 2007	26,447	$23,516,376	$1,569,625	$25,086,001
Net income for the year ended December 31, 2008	—	—	1,842,709	1,842,709

BALANCE, DECEMBER 31, 2008	26,447	23,516,376	3,412,334	26,928,710
Net income for the year ended December 31, 2009	—	—	1,622,075	1,622,075

BALANCE, DECEMBER 31, 2009	26,447	23,516,376	5,034,409	28,550,785
Net loss for the year ended December 31, 2010	—	—	(2,195,413)	(2,195,413)

BALANCE, DECEMBER 31, 2010	26,447	$23,516,376	$2,838,996	$26,355,372

See accompanying notes

49

WESTERN IOWA ENERGY, LLC

STATEMENTS OF CASH FLOWS

Years Ended December 31, 2010, 2009 and 2008

	2010	2009	2008
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$(2,195,413)	$1,622,075	$1,842,709
Adjustments to reconcile net income (loss) to net cash
provided by operating activities:
Depreciation and amortization	2,250,389	2,235,685	2,208,288
Non cash portion of patronage dividends	(16,880)	(26,303)	(47,085)
Non cash forgiveness of debt	—	(100,000)	—
Effects of changes in operating assets and liabilities:
Margin deposits	58,445	226,850	1,141,923
Accounts receivable	2,857,748	(1,678,155)	4,387,564
Other receivables	92,233	(224,413)	(157,473)
Incentive receivables	2,714,550	(2,634,480)	5,206
Inventory	(2,228,488)	4,126,929	4,587,894
Derivative instruments	(2,587)	63,947	(1,997,735)
Prepaid expenses and other assets	169,144	(318,414)	(34,114)
Accounts payable	310,547	90,431	(2,985,924)
Accrued interest	(16,147)	(11,146)	(67,170)
Accrued wages and benefits	(46,013)	36,094	14,881
Accrued payroll taxes	(1,021)	(381)	804
Accrued expenses—related party	(103,537)	(14,083)	117,620
Other current liabilities	(20,870)	225	33,215

Net cash provided by operating activities	3,822,100	3,394,861	9,050,603

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property, plant and equipment, including construction in progress	(161,092)	(161,747)	(394,028)

Net cash used in investing activities	(161,092)	(161,747)	(394,028)

CASH FLOWS FROM FINANCING ACTIVITIES
Net increase (decrease) in checks issued in excess of bank balance	(333,008)	333,008	—
Net payments on revolving line of credit	—	—	(3,800,000)
Proceeds from long-term debt	5,175,000	12,627,000	8,082,566
Payments on long-term debt	(8,442,222)	(16,259,222)	(12,904,789)

Net cash used in financing activities	(3,600,230)	(3,299,214)	(8,622,223)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	60,778	(66,100)	34,352
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	300	66,400	32,048

CASH AND CASH EQUIVALENTS, END OF PERIOD	$61,078	$300	$66,400

See accompanying notes.

50

WESTERN IOWA ENERGY, LLC

NOTES TO FINANCIAL STATEMENTS

December 31, 2010 and 2009

NOTE 1—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Western Iowa Energy, LLC located in Wall Lake, Iowa was organized on September 21, 2004 to own and operate a 30 million gallon biodiesel plant for the production of fuel grade biodiesel. The Company's fiscal year ends on December 31. Significant accounting policies followed by the Company are presented below.

Use of Estimates in Preparing Financial Statements

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Basis of Accounting

        The Company uses the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America. This method recognizes revenues as earned and expenses as incurred.

Revenue Recognition

        Revenue from the production of biodiesel and related products is recorded upon transfer of the risks and rewards of ownership which generally occurs upon shipment. The Company recognizes revenue on biodiesel sales under bill and store relationships when certain criteria are met including, but not limited to the following; the buyer requests such transactions, terms are documented in written contracts, risk of ownership and title has passed to the buyer, the seller requests a schedule for delivery, the product is complete and ready to ship and the product is segregated from the Company's inventory. For the year ended December 31, 2009 the Company recognized revenue of $1,750,458 under bill and store transactions with a related party.

        Interest income is recognized as earned. Patronage dividends are recognized when received.

Cash and Cash Equivalents

        For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

        The Company maintains its accounts primarily at one financial institution. At times throughout the year, the Company's cash and equivalents balances may exceed amounts insured by the Federal Deposit Insurance Corporation.

Accounts Receivable

        Accounts receivable are presented at face value, net of the allowance for doubtful accounts. The allowance for doubtful accounts is established through provisions charged against income and is maintained at a level believed adequate by management to absorb estimated bad debts based on

51

WESTERN IOWA ENERGY, LLC

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010 and 2009

NOTE 1—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

historical experience and current economic conditions. Management has established an allowance for doubtful accounts of $-0- and $105,712 at December 31, 2010 and 2009, respectively.

        The Company's policy is to charge simple interest on trade receivables past due balances; accrual of interest is discontinued when management believes collection is doubtful. Receivables are considered past due based upon payment terms set forth at the date of the related sale. The Company has no receivables accruing interest at December 31, 2010 and December 31, 2009.

Derivative Instruments and Hedging Activities

        Topic 815 of the Accounting Standards Codification (ASC), Derivatives and Hedging, requires a company to evaluate its contracts to determine whether the contracts are derivatives. Certain contracts that literally meet the definition of a derivative may be exempted from ASC 815 as normal purchases or normal sales. Normal purchases and normal sales are contracts that provide for the purchase or sale of something other than a financial instrument or derivative instrument that will be delivered in quantities expected to be used or sold over a reasonable period in the normal course of business. Contracts that meet the requirements of normal purchase or normal sales are documented as such, and exempted from the accounting and reporting requirements of ASC 815. The Company does enter into agreements to purchase soybean oil for anticipated production needs. These contracts are considered normal purchase contracts and exempted from ASC 815.

Inventories

        Inventory is stated at the lower of cost, determined on a first in, first out basis, or market value.

Property, Plant, and Equipment

        Property and equipment are stated at cost. Significant additions are capitalized, while expenditures for maintenance, repairs and minor renewals are charged to operations when incurred.

        Depreciation and amortization are computed using the straight-line method over the estimated useful lives of the assets determined as follows:

Years
Land improvements	20 - 40
Office building	5 - 40
Office equipment	5 - 20
Plant and process equipment	10 - 40

        Depreciation expense for the years ended December 31, 2010, 2009, and 2008 was $2,232,293, $2,217,589, and $2,190,192, respectively.

        The Company reviews its property and equipment for impairment whenever events indicate that the carrying amount of the asset may not be recoverable. An impairment loss is recorded when the sum of the future cash flows is less than the carrying amount of the asset. The amount of the loss is determined by comparing the fair market values of the asset to the carrying amount of the asset.

52

WESTERN IOWA ENERGY, LLC

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010 and 2009

NOTE 1—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Loan Origination Fees

        Loan origination fees are stated at cost and are amortized on the straight-line method over the life of the loan agreements. Amortization commenced as the Company borrowed funds on the loans. Amortization for the years ended December 31, 2010, 2009, and 2008 was $18,096.

Other Investments

        Other investments consist of investments in the capital stock and patron equities of the Company's primary lenders. The investments are stated at cost and adjusted for non cash patronage equities received.

Grant Income

        Grant income consists of amounts received from unaffiliated organizations to assist in the organization and development of the Company. Amounts are recorded as other income when there is no obligation to repay the organization.

Income Taxes

        The Company is organized as a limited liability company under state law and is treated as a partnership for income tax purposes. Under this type of organization, the Company's earnings pass through to the partners and are taxed at the partner level. Accordingly, no income tax provision has been calculated. Differences between financial statement basis of assets and tax basis of assets is related to capitalization and amortization of organization and start-up costs for tax purposes, whereas these costs are expensed for financial statement purposes. Differences also exist in the treatment of expenses capitalized for inventory for tax purposes, prepaid expenses, and differences between depreciable lives and methods used for book and tax purposes.

Earnings (Loss) Per Unit

        Losses per unit are calculated based on the period of time units have been issued and outstanding. For purposes of calculating diluted earnings per capital unit, units subscribed for but not issued are included in the computation of outstanding capital units based on the treasury stock method. As of December 31, 2010, 2009, and 2008, there was not a difference between basic and diluted earnings per unit as there were no units subscribed.

Cost of Sales

        The primary components of cost of sales from the production of biodiesel products are raw materials (soybean oil, animal fats, hydrochloric acid, methanol, and sodium methylate), energy (natural gas and electricity), labor and depreciation on process equipment.

        Fixed costs during the periods when the plant is idle are classified in cost of sales. Cost of sales during these periods primarily consists of labor, depreciation on process equipment, and other indirect costs.

53

WESTERN IOWA ENERGY, LLC

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010 and 2009

NOTE 1—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Shipping and Handling Costs

        Shipping and handling costs are expensed as incurred and are included in the cost of sales.

Environmental Liabilities

        The Company's operations are subject to federal, state and local environmental laws and regulations. These laws require the Company to investigate and remediate the effects of the release or disposal of materials at its location. Accordingly, the Company has adopted policies, practices and procedures in the areas of pollution control, occupational health, and the production, handling, storage and use of hazardous materials to prevent material environmental or other damage; and to limit the financial liability which could result from such events. Environmental liabilities are recorded when the liability is probable and the costs can be reasonably estimated.

Fair Value of Financial Instruments

        The following methods and assumptions were used to estimate the fair value of each class of financial instrument held by the Company:

        Current assets and current liabilities—The carrying value approximates fair value due to the short maturity of these items.

        Long-term debt—The carrying amount of long-term obligations approximated fair value based on estimated interest rates for comparable debt.

New Accounting Standards

        In January 2010, the FASB issued ASU 2010-06, Fair Value Measurements and Disclosures (Topic 820), Improving Disclosures about Fair Value Measurements, amending ASC 820. ASU 2010-06 requires entities to provide new disclosures and clarify existing disclosures relating to fair value measurements. The new disclosures and clarifications of existing disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The adoption of ASU 2010-06 did not have a material impact on the Company's financial position or results of operations.

NOTE 2—INCENTIVE PAYMENTS AND RECEIVABLE

        Revenue from federal incentive programs is recorded when the Company has sold blended biodiesel and satisfied the reporting requirements under the applicable program. When it is uncertain that the Company will receive full allocation and payment due under the federal incentive program, it derives an estimate of the incentive revenue for the relevant period based on various factors including the most recently used payment factor applied to the program. The estimate is subject to change as management becomes aware of increases or decreases in the amount of funding available under the incentive programs or other factors that affect funding or allocation of funds under such programs.

54

WESTERN IOWA ENERGY, LLC

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010 and 2009

NOTE 2—INCENTIVE PAYMENTS AND RECEIVABLE (Continued)

        The Company receives federal incentive revenues from the Volumetric Ethanol Tax Credit ("VEETC") and Commodity Credit Corporation (CCC) Bioenergy Programs. The VEETC expired on December 31, 2009 and was reinstated in December 2010 and made retroactive for 2010. The amount of incentives receivable was $231,949 and $2,946,499 as of December 31, 2010 and December 31, 2009 respectively.

NOTE 3—INVENTORY

        Inventory consists of the following:

	2010	2009
Raw material	$1,976,460	$273,791
Work in process	31,278	49,398
Finished goods	604,278	60,339

Total	$2,612,016	$383,528

NOTE 4—DEBT AND FINANCING

Long-Term Debt

        Long-term obligations of the Company are summarized as follows:

	2010	2009
Note payable to Farm Credit Services of America and CoBank under term note agreement—see details below.	$—	$2,350,000
Note payable to Farm Credit Services of America and CoBank under reducing revolving credit note—see details below.	1,825,000	2,630,000
Note payable to the Iowa Department of Economic Development—see details below.	177,500	207,500
Note payable to Glidden Rural Electric Cooperative—see details below.	452,222	534,444

Total	2,454,722	5,721,944
Less current portion	259,722	2,459,722

Long-term portion	$2,195,000	$3,262,222

55

WESTERN IOWA ENERGY, LLC

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010 and 2009

NOTE 4—DEBT AND FINANCING (Continued)

        The estimated future maturities of long-term debt at December, 2010 are as follows:

2011	$259,722
2012	82,222
2013	1,307,222
2014	682,222
2015	82,222
Thereafter	41,112

Total	$2,454,722

        The Company has available loan commitments from Farm Credit Services of America and CoBank. The commitments consisted of a $10,000,000 term note, a $5,510,000 reducing revolving credit note and a $490,000 letter of credit. The commitment under the reducing revolving credit note reflects a $2,000,000 reduction which is effective until March 31, 2011. On March 28, 2011, the reducing revolving credit note was amended to increase the commitment to $7,000,000 effective until September 28, 2011. As of December 31, 2010 and December 31, 2009, the balance outstanding under the term note was $-0- and $2,350,000, respectively. As of December 31, 2010 and December 31, 2009, the balance outstanding under the reducing revolving credit note was $1,825,000 and $2,630,000, respectively. Advances under the reducing revolving credit note are available through the life of the commitment. The commitment reduces by $900,000 semi-annually beginning either July 1, 2012 or six months after the repayment of the term loan, whichever is earlier, and continues through January 1, 2016, with a final reduction at the expiration of the commitment on July 1, 2016, at which time any outstanding balance shall be due and payable in full. The notes require interest payments based on unpaid principal. The agreements also include a provision for additional payments for the fiscal years ending 2006 through 2012 based on the free cash flows of the Company. The agreements provide for several different interest rate options including variable and fixed options (3.25% and 3.50% variable on the revolving credit note, as of December 31, 2010 and December 31, 2009, respectively). The variable interest rate options are based on Libor or the agent's base rate and include adjustments for performance which is based on the Company's debt to net worth ratio, measured quarterly. The Company has issued a $490,000 irrevocable letter of credit through CoBank in favor of Glidden Rural Electric Cooperative. The notes are secured by essentially all of the Company's assets. At December 31, 2010, the Company had $3,685,000 of available borrowings under the reducing revolving credit note.

        The loan agreements with Farm Credit and CoBank contain various covenants pertaining to minimum working capital, minimum net worth requirements, and debt service coverage ratio requirements. As of December 31, 2010, the Company was not in compliance with the debt service coverage ratio requirement and obtained waiver for said violation.

        The Company was awarded $400,000 from the Iowa Department of Economic Development (IDED) consisting of a $300,000 zero interest deferred loan and a $100,000 forgivable loan, the balance of which was $177,500 and $207,500 at December 31, 2010 and December 31, 2009, respectively. The zero interest deferred loan requires monthly installments of $2,500 beginning January 2008, with remaining unpaid principal due at maturity, December, 2011. The Company was required to satisfy the

56

WESTERN IOWA ENERGY, LLC

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010 and 2009

NOTE 4—DEBT AND FINANCING (Continued)

terms of the agreement to receive a permanent waiver of the forgivable loan. In April 2009, the Company received notice from the IDED that the Company had satisfied the terms of the agreement and had forgiven the forgivable loan. The forgiveness of the loan is reflected in other income in the accompanying statement of operations for the year ended December 31, 2009. The loan is secured by a security agreement including essentially all of the Company's assets.

        In July 2006, the Company entered into a rural development loan agreement under the Rural Electrification Act of 1936 with Glidden Rural Electric Cooperative. The original loan amount was $740,000 and requires monthly installments of $6,851, requiring no interest and commencing July 31, 2007. The loan is to be paid in full on or before the tenth anniversary date of the first advance of funds. The Company has issued an irrevocable letter of credit through CoBank in favor of Glidden Rural Electric Cooperative as security for the note.

NOTE 5—MEMBERS' EQUITY

        The Company's operating agreement provides that the net profits or losses of the Company will be allocated to the members in proportion to the membership units held. Members will not have any right to take part in the management or control of the Company. Each membership unit entitles the member to one vote on any matter which the member is entitled to vote. Transfers of membership units are prohibited except as provided in the operating agreement.

NOTE 6—INCOME TAXES

        As of December 31, 2010 and 2009, the book basis of assets exceeded the tax basis of assets by approximately $21,400,000 and $19,500,000, respectively.

        The Company files income tax returns in the U.S. Federal jurisdiction and various states. Generally, the Company is no longer subject to examination by tax authorities within these jurisdictions for years before 2006. The Company's policy is to recognize interest and penalties related to uncertain tax benefits in income tax expense. The Company has no accrued interest or penalties related to uncertain tax positions as of December 31, 2010 or 2009.

NOTE 7—CASH FLOW DISCLOSURES

        Supplemental disclosure for interest paid:

	2010	2009	2008
Cash paid for interest	$115,118	$333,845	$826,413

NOTE 8—RELATED PARTY TRANSACTIONS

        The Company's general contractor (Renewable Energy Group, LLC) originally used to construct the plant is an entity related to West Central Coop who was originally contracted to provide the management and operational services for the Company. Renewable Energy Group, LLC was also issued member units in July 2006 and December 2006 in exchange for a reduction in the construction payable. In July 2006, West Central Coop and Renewable Energy Group, LLC joined forces and created

57

WESTERN IOWA ENERGY, LLC

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010 and 2009

NOTE 8—RELATED PARTY TRANSACTIONS (Continued)

Renewable Energy Group, Inc. (REG, Inc.). On September 21, 2006, the Company consented to the assignment of the contract to construct the facility and the management and operational services agreement to REG, Inc.

        The Company incurred management and operational service fees, feed stock procurement fees and marketing fees with REG, Inc. For the Years ended December 31, 2010, 2009 and 2008, the Company incurred service fees of $116,233, $572,995 and $634,040 respectively. The Company also purchases feed stock from West Central Coop and Bunge North America, Inc. an entity related by common ownership in REG, Inc. For the Years ended December 31, 2010, 2009 and 2008, the Company purchased feed stocks of $-0-, $2,839,352 and $12,679,380 respectively, from these related parties. The amount payable to related parties as of December 31, 2010 and 2009 and was $13,838 and $88,277, respectively.

        On April 3, 2009, the Company received from REG, Inc., a notice of termination of its management and operational services agreement. The notification from REG, Inc. states that it shall constitute such twelve month advance termination notice required by the terms of the agreement. The agreement expired in 2010.

NOTE 9—MAJOR CUSTOMER AND COMMITMENTS

        On September 24, 2010, the Company entered into three agreements with Archer-Daniels-Midland (ADM) for product marketing, feedstock procurement and other services. The marketing agreement provides that ADM will purchase from the Company and the Company will sell to ADM all of the biodiesel and related products produced by the Company. The feedstock agreement provides that ADM will procure feedstock for the Company's production plant. The services agreement provides that ADM will provide certain services to the Company such as; safety, regulatory and environmental compliance, operations assistance and quality control and lab testing. The agreements include a provision for fees based on a percentage of the net profits of the Company. The agreements are effective for one year commencing on the first day of the month in which the Company commences production of biodiesel. The agreements may also be terminated by either party upon thirty days written notice. Revenues from this customer for the year ended December 31, 2010 were $2,457,958. Trade accounts receivable due from this customer as of December 31, 2010 were $248,928.

NOTE 10—LEASE COMMITMENTS

        During July 2006, the Company entered into an operating lease agreement for rail equipment which expires in 2011. The lease agreement has a monthly payment amount of $2,969. The following is a schedule of future minimum lease payments under a non-cancelable lease at December 31, 2010:

2011	$17,814

        Lease expense for the years ended December 31, 2010, 2009 and 2008 was $35,627.

58

WESTERN IOWA ENERGY, LLC

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010 and 2009

NOTE 11—RETIREMENT AND SAVINGS PLAN

        The Company has a 401(k) retirement and savings plan, which is available to substantially all employees. The participants may contribute up to 18% of their compensation. The Company's matching contribution is discretionary for each plan year. The Company contributions for the year ended December 31, 2010, 2009 and 2008 were $18,255, $21,883, and $22,855, respectively.

NOTE 12—FAIR VALUE OF FINANCIAL INSTRUMENTS

        The Company follows the guidance set forth in ASC Topic 820 for assets and liabilities recognized at fair value on a recurring basis. This guidance provides a comprehensive framework for measuring fair value and expands disclosures which are required about fair value measurements. Specifically, the guidance sets forth a definition of fair value and establishes a hierarchy prioritizing the inputs to valuation techniques, giving the highest priority to quoted prices in active markets for identical assets and liabilities and the lowest priority to unobservable value inputs. The adoption of this guidance had an immaterial impact on the company's financial statements. The guidance defines levels within the hierarchy as follows:

  •
  Level 1—Unadjusted quoted prices for identical assets and liabilities in active markets;

  •
  Level 2—Quoted prices for similar assets and liabilities in active markets (other than those included in Level 1) which are observable for the asset or liability, either directly or indirectly; and

  •
  Level 3—Valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.

        The following table sets forth financial assets and liabilities measured at fair value in the consolidated statement of financial position and the respective levels to which the fair value measurements are classified within the fair value hierarchy as of December 31, 2009:

	Carrying Amount on Balance Sheet	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Financial liabilities:
Commodity derivatives	$(2,587)	$(2,587)	$—	$—

        The Company enters into various commodity derivative instruments, including forward contracts, futures, options and swaps. The fair value of the Company's derivatives are determined using unadjusted quoted prices for identical instruments on the applicable exchange in which the Company transacts. When quoted prices for identical instruments are not available, the Company uses forward price curves derived from market price quotations. Market price quotations are obtained from independent brokers, exchanges, direct communication with market participants and actual transactions executed by the Company.

59

WESTERN IOWA ENERGY, LLC

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010 and 2009

NOTE 13—DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

        The Company adopted ASC Topic 815, Derivatives and Hedging, on January 1, 2009. This guidance was intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position, financial performance, and cash flows.

Objectives and Strategies for Holding Derivative Instruments

        In the ordinary course of business, the Company enters into contractual arrangements (derivatives) as a means of managing exposure to changes in biodiesel prices and feedstock costs under established procedures and controls. The Company has established a variety of approved derivative instruments to be utilized in each risk management program, as well as varying levels of exposure coverage and time horizons based on an assessment of risk factors related to each hedging program. As part of its trading activity, the Company uses futures, option and swap contracts offered through regulated commodity exchanges to reduce risk and is exposed to risk of loss in the market value of biodiesel inventories and input costs.

Commodity Risk Management

        Commodity price risk management programs serve to reduce exposure to price fluctuations on purchases of feedstocks and biodiesel prices. The Company enters into over-the-counter and exchange-traded derivative commodity instruments to hedge the commodity price risk associated with feedstocks and commodity exposures. There were no derivative commodity instruments open at December 31, 2010.

Accounting for Derivative Instruments and Hedging Activities

        All derivatives are designated as non-hedge derivatives. Although the contracts may be effective economic hedges of specified risks, they do not meet the hedge accounting criteria of ASC 815. At December 31, 2010 and December 31, 2009, the Company had net derivative liabilities of $-0- and $(2,587), respectively, related to these instruments, with the related mark-to-market effects included in "Cost of sales" in the statements operations.

        The following table sets forth the fair value of derivatives not designated as hedging instruments as of December 31, 2009:

	Liability Derivatives
	Balance Sheet Location	Fair Value
Commodity contracts—Heat oil swaps	Current liabilities	$(2,587)

60

WESTERN IOWA ENERGY, LLC

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010 and 2009

NOTE 13—DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES (Continued)

        During the years ended December 31, 2010 and 2009, net realized and unrealized losses on derivative transactions were recognized in the statement of operations as follows:

	Derivative (Gain) Loss Year Ended December 31, 2010		Derivative (Gain) Loss Year Ended December 31, 2009
	Statement of Operations Location	(Gain) Loss	Statement of Operations Location	(Gain) Loss
Commodity contracts—Heat oil swaps	Cost of sales	$(95,704)	Cost of sales	$1,054,297

NOTE 14—UNCERTAINTIES

        The Company has produced biodiesel for sale to customers since September of 2006. During that time, crude oil has ranged in price from the mid-$30 per barrel to a high of $147 per barrel on the NYMEX. We also have experienced a wide swing in the price of soybean oil: between 25¢ per pound and 70¢ per pound. Because the Company is able to process multiple feed stocks, they have been able to process less expensive animal fats and vegetable oils into biodiesel that meets ASTM D 6751 standards. As a result, for the year ended December 31, 2009, the Company's net income was $1,622,075 and incurred a loss of $2,195,413 for the year ended December 31, 2010. In addition, during 2009 and the year ended December 31, 2010, the Company repaid approximately $7.0 million of its long-term obligations.

        During the Company's short history, it has dealt with the lack of a direct correlation between the cost of its inputs and the selling price of the products that it produces. On the input side, it has to work within the Agricultural market; and on the output side, it has to work within the Energy market. Historically, there has been no consistent relationship between those two markets. Because of the relationship of its business within differing markets, it is necessary that management stay abreast of the varying market conditions to determine the economic relationship that exists at any given time and under certain market conditions. Because of the subjectivity involved with the determination and relationships of market conditions, the uncertainties are exacerbated. The flexibility of the production facilities to process varying feed stocks adds to the Company's ability to respond to the varying market conditions and to reduce some of the market uncertainties. The Federal blender's tax credit expired on December 31, 2009 until December 2010, when it was reinstated retroactively for 2010. The credit is set to expire on December 31, 2011. The elimination or reduction in the credit may materially impair the Company's ability to profitably produce and sell biodiesel. As a result of these factors, the Company warm idled its facility in April 2010 and has had reduced production during 2010.

        The accompanying financial statements have been prepared assuming the Company will continue as a going concern. Due to certain items discussed above, our ability to continue to generate positive cash flow is uncertain.

NOTE 15—GAIN CONTINGENCIES

        The Company's former primary customer and marketer (REG, Inc.) has agreed to an arbitration hearing with a European customer. The Company and REG, Inc. allege breach of contract as the customer failed to take delivery of the Company's product. The Company's portion of damages

61

WESTERN IOWA ENERGY, LLC

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010 and 2009

NOTE 15—GAIN CONTINGENCIES (Continued)

associated with arbitration hearing is $1,054,488. At this time, no estimate can be made as to the time or the amount, if any, of the ultimate recovery. As such no revenues have been recorded to date in the accompanying statement of operations relating to estimated damages recoverable. Revenues will be recorded at which time the actual damages are determinable, which will likely occur upon receipt.

NOTE 16—SUBSEQUENT EVENTS

        On March 28, 2011, the Company's reducing revolving credit note with Farm Credit Services of America and CoBank was amended to increase the commitment to $7,000,000, which is effective until September 28, 2011 (See Note 4).

        Management evaluated subsequent events through the date the financial statements were issued.

NOTE 17—QUARTERLY FINANCIAL DATA (UNAUDITED)

        Summary quarterly results are as follows:

        Year ended December 31, 2010:

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Revenues	$3,539,041	$2,995,789	$2,898,239	$2,168,375
Gross profit (loss)	(457,172)	18,776	(456,099)	157,921
Operating income (loss)	(967,250)	(366,305)	(733,000)	(99,846)
Net income (loss)	(930,802)	(392,955)	(755,132)	(116,524)
Basic and diluted earnings (loss) per unit	(35.19)	(14.86)	(28.55)	(4.41)

        Year ended December 31, 2009:

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Revenues	$3,966,137	$10,899,985	$17,037,884	$18,134,816
Gross profit (loss)	(294,631)	369,129	1,606,965	1,882,243
Operating income (loss)	(754,741)	(175,824)	1,065,530	1,379,701
Net income (loss)	(629,492)	(259,934)	1,119,037	1,392,464
Basic and diluted earnings (loss) per unit	(23.80)	(9.83)	42.31	52.65

        Year ended December 31, 2008:

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Revenues	$18,029,542	$27,601,282	$26,238,615	$7,913,394
Gross profit (loss)	1,784,314	2,467,747	2,093,569	(1,993,289)
Operating income (loss)	1,246,255	1,896,946	1,515,203	(2,222,738)
Net income (loss)	1,127,993	1,675,218	1,377,779	(2,338,281)
Basic and diluted earnings (loss) per unit	42.65	63.34	52.10	(88.41)

        The above quarterly data is unaudited, but in the opinion of management, all adjustments necessary for a fair presentation of the selected data for these periods presented have been included.

62

Item 9.    Changes in and Disagreements With Accountants on Accounting and Financial Disclosure.

        Eide Bailly LLP is our independent auditor at the present time. The Company has had no disagreements with its auditors.

Item 9A.    Controls and Procedures.

Disclosure Controls and Procedures

        Our management, including our Principal Executive Officer, William J. Horan, and our Principal Financial and Accounting Officer, Joe Neppl, have reviewed and evaluated the effectiveness of our disclosure controls and procedures (as defined in Rule 13a-15(e) and Rule 15d-15(e) under the Securities Exchange Act of 1934, as amended) as of December 31, 2010. Based on this review and evaluation, these officers have concluded that our disclosure controls and procedures are effective to ensure that information required to be disclosed in the reports that we file or submit under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the forms and rules of the Securities and Exchange Commission; and to ensure that the information required to be disclosed by an issuer in the reports that it files or submits under the Exchange Act is accumulated and communicated to our management, including our principal executive and principal financial officers, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

Management's Report on Internal Control over Financial Reporting

        Our management, including our Principal Executive Officer, William J. Horan, and our Principal Financial and Accounting Officer, Joe Neppl, is responsible for establishing and maintaining adequate internal control over financial reporting for the Company. Internal control over financial reporting is defined in Rule 13a-15(f) or 15d-15(f) promulgated under the Securities Exchange Act of 1934 as a process designed by, or under the supervision of, the Company's principal executive and principal financial officers, or persons performing similar functions, and effected by the Company's board of directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with Generally Accepted Accounting Principles and includes those policies and procedures that:

  •
  Pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company;

  •
  Provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with Generally Accepted Accounting Principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company; and

  •
  Provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company's assets that could have a material effect on the financial statements.

        Our management assessed the effectiveness of our internal control over financial reporting as of December 31, 2010. In making this assessment, the Company's management used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in Internal Control—Integrated Framework. Based on this assessment, our management concluded that, as of December 31, 2010, our integrated controls over financial reporting was effective based on those criteria.

63

 Changes in Internal Control Over Financial Reporting

        Our management, including our Principal Executive Officer, William J. Horan, and our Principal Financial and Accounting Officer, Joe Neppl, have reviewed and evaluated any changes in our internal control over financial reporting that occurred during the fiscal quarter ended December 31, 2010 and there has been no change that has materially affected or is reasonably likely to materially affect our internal control over financial reporting.

Item 9B.    Other Information.

        None.

PART III

Item 10.    Directors, Executive Officers and Corporate Governance.

        The information required by Item 10 is incorporated by reference from our definitive proxy statement relating to our 2011 annual meeting of members. In accordance with Regulation 14A, we intend to file such proxy statement no later than 120 days after the end of the last fiscal year.

Item 11.    Executive Compensation.

        The information required by Item 11 is incorporated by reference from our definitive proxy statement relating to our 2011 annual meeting of members. In accordance with Regulation 14A, we intend to file such proxy statement no later than 120 days after the end of the last fiscal year.

Item 12.    Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.

        The information required by Item 12 is incorporated by reference from our definitive proxy statement relating to our 2011 annual meeting of members. In accordance with Regulation 14A, we intend to file such proxy statement no later than 120 days after the end of the last fiscal year.

Item 13.    Certain Relationships and Related Transactions, and Director Independence.

        The information required by Item 13 is incorporated by reference from our definitive proxy statement relating to our 2011 annual meeting of members. In accordance with Regulation 14A, we intend to file such proxy statement no later than 120 days after the end of the last fiscal year.

Item 14.    Principal Accounting Fees and Services.

        The information required by Item 14 is incorporated by reference from our definitive proxy statement relating to our 2011 annual meeting of members. In accordance with Regulation 14A, we intend to file such proxy statement no later than 120 days after the end of the last fiscal year.

64

 PART IV

Item 15.    Exhibits, Financial Statement Schedules.

        The following exhibits and financial statements are filed as part of, or are incorporated by reference into, this report:

  (1)
  Financial Statements

          The financial statements appear beginning at page 44 of this report.

  (2)
  Financial Statement Schedules

    All supplemental schedules are omitted as the required information is inapplicable or the information is presented in the financial statements or related notes.

  (3)
  Exhibits

Exhibit No.	Exhibit	Method of Filing
3.1	Articles of Organization of Western Iowa Energy, LLC.	1
3.2	Amended and Restated Operating Agreement of Western Iowa Energy, LLC	1
3.3	First Amendment to Amended and Restated Operating Agreement of Western Iowa Energy, LLC.	6
10.1	Water Supply and Storage Agreement between the Incorporated City of Wall Lake, Iowa and Western Iowa Energy, LLC, undated.	1
10.2	Master Loan Agreement between Farm Credit Services of America, FLCA and Western Iowa Energy, LLC, dated June 6, 2005.	1
10.3	Construction and Revolving Term Loan Supplement between Farm Credit Services of America, FLCA and Western Iowa Energy, LLC, dated June 6, 2005.	1
10.4	Administrative Agency Agreement between Farm Credit Services of America, FLCA, CoBank, ACB and Western Iowa Energy, LLC, dated June 6, 2005.	1
10.5	Iowa Department of Economic Development VAAPFAP Loan/Forgivable Loan Agreement and Promissory Note, dated December 16, 2004.	1
10.6	Industry Track Agreement between Chicago Central and Pacific Railroad Company and Western Iowa Energy, LLC, dated June 5, 2006.	2
10.7	Assignment and Pledge Agreement by Western Iowa Energy, LLC in favor of Farm Credit Services of America, FLCA, dated June 15, 2006.	2
10.8	Rural Development Loan Agreement between Glidden Rural Electric Cooperative and Western Iowa Energy, LLC, dated July 13, 2006.	3
10.9	Amendment to Master Loan Agreement between Farm Credit Services of America, FLCA and Western Iowa Energy, LLC, dated June 21, 2007.	5
10.10	Amendment to Master Loan Agreement between Farm Credit Services of America, FLCA and Western Iowa Energy, LLC, dated June 5, 2008.	7

65

Exhibit No.	Exhibit	Method of Filing
10.11	Letter Agreement regarding Term Revolver between Farm Credit Services of America, FLCA and Western Iowa Energy, LLC, dated May 14, 2010.	8
10.12	Letter Agreement regarding Employment between Jeffrey J. Johannesmeyer and Western Iowa Energy, LLC, dated August 31, 2010.	9
10.13	Product Marketing Agreement between Archer-Daniels-Midland Company and Western Iowa Energy, LLC, dated September 21, 2010.+	10
10.14	Feedstock Agreement between Archer-Daniels-Midland Company and Western Iowa Energy, LLC, dated September 21, 2010.+	10
10.15	Services Agreement between Archer-Daniels-Midland Company and Western Iowa Energy, LLC, dated September 21, 2010.+	10
10.16	Letter Agreement regarding Term Revolver between Farm Credit Services of America, FLCA and Western Iowa Energy, LLC, dated February 25, 2011.	11
14.1	Code of Ethics.	4
31.1	Certificate Pursuant to 17 CFR 240.15d-14(a).	*
31.2	Certificate Pursuant to 17 CFR 240.15d-14(a).	*
32.1	Certificate Pursuant to 18 U.S.C. § 1350.	*
32.2	Certificate Pursuant to 18 U.S.C. § 1350.	*

(+)
Confidential Treatment Requested.

(1)
Incorporated by reference as filed on our Registration Statement on Form 10-SB, No. 000-51965, originally filed on May 2, 2006.

(2)
Incorporated by reference as filed on our Quarterly Report on Form 10-QSB filed on August 18, 2006.

(3)
Incorporated by reference as filed on our Quarterly Report on Form 10-QSB filed on November 14, 2006.

(4)
Incorporated by reference as filed on our Annual Report on Form 10-KSB filed on March 9, 2007.

(5)
Incorporated by reference as filed on our Quarterly Report on Form 10-QSB filed on August 14, 2007.

(6)
Incorporated by reference as filed on our Quarterly Report on Form 10-Q filed on May 15, 2008.

(7)
Incorporated by reference as filed on our Form 8-K filed on February 12, 2009.

(8)
Incorporated by reference as filed on our Form 8-K filed on May 19, 2010.

(9)
Incorporated by reference as filed on our Form 8-K filed on September 8, 2010.

(10)
Incorporated by reference as filed on our Quarterly Report on Form 10-Q filed on November 15, 2010.

(11)
Incorporated by reference as filed on our Form 8-K filed on March 18, 2011.

(*)
Filed herewith.

66

SIGNATURES

        Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WESTERN IOWA ENERGY, LLC
Date: March 29, 2011	/s/ WILLIAM J. HORAN William J. Horan Chairman, President and Director (Principal Executive Officer)
Date: March 29, 2011	/s/ JOE NEPPL Joe Neppl Chief Financial Officer (Principal Financial and Accounting Officer)

        Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: March 29, 2011	/s/ WILLIAM J. HORAN William J. Horan, Chairman, President and Director
Date: March 29, 2011	/s/ JOHN GEAKE John Geake, Vice-Chairman and Director
Date: March 29, 2011	/s/ KEVIN J. ROSS Kevin J. Ross, Secretary and Director
Date: March 29, 2011	/s/ DENNIS MAUSER Dennis Mauser, Treasurer and Director
Date: March 29, 2011	/s/ WARREN L. BUSH Warren L. Bush, Director
Date: March 29, 2011	/s/ BRENT HALLING Brent Halling, Director
Date: March 29, 2011	/s/ VIRGIL HARRISON Virgil Harrison, Director

67

Exhibit E

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-Q

☒ Quarterly report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.
For the quarterly period ended March 31, 2011.
OR
☐ Transition report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.
For the transition period from to .

COMMISSION FILE NUMBER 00051965

WESTERN IOWA ENERGY, LLC
(Exact name of registrant as specified in its charter)

Iowa (State or other jurisdiction of incorporation or organization)	41-2143913 (I.R.S. Employer Identification No.)
1220 S. Center Street, P.O. Box 399 Wall Lake, Iowa (Address of principal executive offices)	51466 (Zip Code)

(712) 664-2173
(Registrant's telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

        Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. ☒ Yes    ☐ No

        Indicate by check mark whether the Registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the Registrant was required to submit and post such files). ☐ Yes    ☐ No

        Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act.:

Large Accelerated Filer ☐	Accelerated Filer ☐	Non-Accelerated Filer ☒ (Do not check if a smaller reporting company)	Smaller Reporting Company ☐

        Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). ☐ Yes    ☒ No

        Indicate the number of shares outstanding of each of the issuer's classes of common stock, as of the latest practicable date:

        As of May 11, 2011, there were 26,447 membership units outstanding.

i

PART I.—FINANCIAL INFORMATION

Item 1.    Financial Statements

WESTERN IOWA ENERGY, LLC

CONDENSED BALANCE SHEETS

	March 31, 2011	December 31, 2010
	(UNAUDITED)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$300	$61,078
Trade accounts receivable	951,399	248,928
Other receivables	102,266	295,650
Incentive receivables	224,139	231,949
Inventory	6,702,440	2,612,016
Prepaid expenses and other assets	616,635	371,746

Total current assets	8,597,179	3,821,367

PROPERTY, PLANT AND EQUIPMENT
Land and land improvements	1,435,928	1,435,928
Office building and equipment	662,492	659,840
Plant and process equipment	33,946,685	33,938,749
Construction in progress	6,280	—

Total, at cost	36,051,385	36,034,517
Less accumulated depreciation	10,461,217	9,901,503

Total property, plant and equipment	25,590,168	26,133,014

OTHER ASSETS
Other investments	128,637	124,078
Loan origination fees, net of amortization	46,734	51,259

Total other assets	175,371	175,337

TOTAL ASSETS	$34,362,718	$30,129,718

LIABILITIES AND MEMBERS' EQUITY
CURRENT LIABILITIES
Checks issued in excess of bank balance	$421,068	$—
Accounts payable:
Trade	1,979,687	1,209,965
Related party	62,902	13,838
Current portion of long-term debt	252,222	259,722
Accrued interest	14,639	6,079
Accrued wages and benefits	133,722	61,651
Accrued payroll taxes	16,794	2,657
Other current liabilities	29,774	25,434

Total current liabilities	2,910,808	1,579,346

LONG-TERM LIABILITIES
Long-term debt, less current portion above	6,309,444	2,195,000

Total liabilities	9,220,252	3,774,346

COMMITMENTS AND CONTINGENCIES (Note 9, 12 and Note 13)
MEMBERS' EQUITY
Contributed capital	23,516,376	23,516,376
Retained earnings	1,626,090	2,838,996

Total members' equity	25,142,466	26,355,372

TOTAL LIABILITIES AND MEMBERS' EQUITY	$34,362,718	$30,129,718

See accompanying notes.

1

WESTERN IOWA ENERGY, LLC

CONDENSED STATEMENTS OF OPERATIONS (UNAUDITED)

	Three Months Ended March 31, 2011	Three Months Ended March 31, 2010
REVENUES
Related parties	$—	$3,539,041
Unrelated parties	8,886,323	—

Total revenues	8,886,323	3,539,041

COST OF SALES	9,627,913	3,996,213

Gross loss	(741,590)	(457,172)

OPERATING EXPENSES
Consulting and professional fees	136,807	183,377
Office and administrative expenses	317,738	326,701

Total operating expenses	454,545	510,078

OTHER INCOME (EXPENSE)
Interest income	202	1,836
Interest expense	(37,376)	(31,640)
Patronage dividends	20,403	66,252

Total other income (expense)	(16,771)	36,448

NET LOSS	$(1,212,906)	$(930,802)

BASIC AND DILUTED LOSS PER UNIT	$(45.86)	$(35.19)

WEIGHTED AVERAGE UNITS OUTSTANDING, BASIC AND DILUTED	26,447	26,447

See accompanying notes.

2

WESTERN IOWA ENERGY, LLC

CONDENSED STATEMENTS OF CASH FLOWS (UNAUDITED)

	Three Months Ended March 31, 2011	Three Months Ended March 31, 2010
CASH FLOWS FROM OPERATING ACTIVITIES
Net (loss)	$(1,212,906)	$(930,802)
Adjustments to reconcile net (loss) to net cash provided by (used in) operating activities
Depreciation and amortization	564,238	566,733
Non cash portion of patronage dividends	(4,559)	(16,880)
Effects of changes in operating assets and liabilities
Margin deposits	—	(193,290)
Trade accounts receivable	(702,471)	3,079,009
Other receivables	193,384	318,149
Incentive receivables	7,810	2,946,499
Inventory	(4,090,424)	(2,745,916)
Derivative instruments	—	165,316
Prepaid expenses and other assets	(244,889)	337,713
Accounts payable	818,786	(240,089)
Accrued interest	8,560	(13,221)
Accrued wages and benefits	72,071	(7,266)
Accrued payroll taxes	14,137	1,802
Accrued expenses—related party	—	(17,735)
Other current liabilities	4,340	(16,814)

Net cash provided by (used in) operating activities	(4,571,923)	3,233,208

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property, plant and equipment, including construction in progress	(16,868)	(105,865)

CASH FLOWS FROM FINANCING ACTIVITIES
Net increase (decrease) in checks issued in excess of bank balance	421,068	(333,008)
Proceeds from long-term debt	5,085,000	1,150,000
Payments on long-term debt	(978,055)	(3,908,056)

Net cash provided by (used in) financing activities	4,528,013	(3,091,064)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(60,778)	36,279
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	61,078	300

CASH AND CASH EQUIVALENTS, END OF PERIOD	$300	$36,579

See accompanying notes.

3

WESTERN IOWA ENERGY, LLC

NOTES TO FINANCIAL STATEMENTS

March 31, 2011

NOTE 1—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Western Iowa Energy, LLC located in Wall Lake, Iowa was organized on September 21, 2004 to own and operate a 30 million gallon biodiesel plant for the production of fuel grade biodiesel. The Company's fiscal year ends on December 31. Significant accounting policies followed by the Company are presented below.

Use of Estimates in Preparing Financial Statements

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Basis of Accounting

        The Company has prepared the financial statements as of March 31, 2011, included herein without audit, pursuant to the rules and regulations of the Securities and Exchange Commission (SEC). However, all adjustments have been made to the accompanying financial statements which are, in the opinion of the Company's management, necessary for a fair presentation of the Company's operating results all adjustments are of a normal recurring nature. Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed pursuant to such rules and regulations, although the Company believes that the disclosures are adequate to make the information presented herein not misleading. It is recommended that these financial statements be read in conjunction with the financial statements and the notes thereto included in the Company's latest annual report on Form 10-K.

Revenue Recognition

        Revenue from the production of biodiesel and related products, net of marketing fees, is recorded upon transfer of the risks and rewards of ownership which generally occurs upon shipment.

        Interest income is recognized as earned. Patronage dividends are recognized when received.

Cash and Cash Equivalents

        For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

        The Company maintains its accounts primarily at one financial institution. At times throughout the year, the Company's cash and equivalents balances may exceed amounts insured by the Federal Deposit Insurance Corporation. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk.

4

WESTERN IOWA ENERGY, LLC

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2011

NOTE 1—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Accounts Receivable

        Accounts receivable are presented at face value, net of the allowance for doubtful accounts. The allowance for doubtful accounts is established through provisions charged against income and is maintained at a level believed adequate by management to absorb estimated bad debts based on historical experience and current economic conditions. Management has established an allowance for doubtful accounts of $-0- at March 31, 2011 and December 31, 2010.

        The Company's policy is to charge simple interest on trade receivables past due balances; accrual of interest is discontinued when management believes collection is doubtful. Receivables are considered past due based upon payment terms set forth at the date of the related sale. The Company has no receivables accruing interest at March 31, 2011 and December 31, 2010.

Derivative Instruments and Hedging Activities

        Topic 815 of the Accounting Standards Codification (ASC), Derivatives and Hedging, requires a company to evaluate its contracts to determine whether the contracts are derivatives. Certain contracts that literally meet the definition of a derivative may be exempted from ASC 815 as normal purchases or normal sales. Normal purchases and normal sales are contracts that provide for the purchase or sale of something other than a financial instrument or derivative instrument that will be delivered in quantities expected to be used or sold over a reasonable period in the normal course of business. Contracts that meet the requirements of normal purchase or normal sales are documented as such, and exempted from the accounting and reporting requirements of ASC 815. The Company does enter into agreements to purchase soybean oil for anticipated production needs. These contracts are considered normal purchase contracts and exempted from ASC 815.

Inventories

        Inventory is stated at the lower of cost, determined on a first in, first out basis, or market value. As of March 31, 2011 inventories were adjusted to market value which was approximately $375,000 lower than cost.

Property, Plant, and Equipment

        Property and equipment are stated at cost. Significant additions are capitalized, while expenditures for maintenance, repairs and minor renewals are charged to operations when incurred.

        Depreciation and amortization are computed using the straight-line method over the estimated useful lives of the assets determined as follows:

Years
Land improvements	20 - 40
Office building	5 - 40
Office equipment	5 - 20
Plant and process equipment	10 - 40

5

WESTERN IOWA ENERGY, LLC

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2011

NOTE 1—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        Depreciation expense for the three months ended March 31, 2011 and 2010 was $559,714 and $562,208, respectively.

        The Company reviews its property and equipment for impairment whenever events indicate that the carrying amount of the asset may not be recoverable. An impairment loss is recorded when the sum of the future cash flows is less than the carrying amount of the asset. The amount of the loss is determined by comparing the fair market values of the asset to the carrying amount of the asset.

Loan Origination Fees

        Loan origination fees are stated at cost and are amortized on the straight-line method over the life of the loan agreements. Amortization commenced as the Company borrowed funds on the loans. Amortization for the three months ended March 31, 2011 and 2010 was $4,524.

Other Investments

        Other investments consist of investments in the capital stock and patron equities of the Company's primary lenders. The investments are stated at cost and adjusted for non cash patronage equities received.

Income Taxes

        The Company is organized as a limited liability company under state law and is treated as a partnership for income tax purposes. Under this type of organization, the Company's earnings pass through to the partners and are taxed at the partner level. Accordingly, no income tax provision has been calculated. Differences between financial statement basis of assets and tax basis of assets is related to capitalization and amortization of organization and start-up costs for tax purposes, whereas these costs are expensed for financial statement purposes. Differences also exist in the treatment of expenses capitalized for inventory for tax purposes, prepaid expenses, and differences between depreciable lives and methods used for book and tax purposes.

Loss per Unit

        Losses per unit are calculated based on the period of time units have been issued and outstanding. For purposes of calculating diluted earnings per capital unit, units subscribed for but not issued are included in the computation of outstanding capital units based on the treasury stock method. As of March 31, 2011 and 2010, there was not a difference between basic and diluted earnings per unit as there were no units subscribed.

Cost of Sales

        The primary components of cost of sales from the production of biodiesel products are raw materials (soybean oil, animal fats, hydrochloric acid, methanol, and sodium methylate), energy (natural gas and electricity), labor and depreciation on process equipment.

6

WESTERN IOWA ENERGY, LLC

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2011

NOTE 1—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        Fixed costs during the periods when the plant is idle are classified in cost of sales. Cost of sales during these periods primarily consists of labor, depreciation on process equipment, and other indirect costs.

Shipping and Handling Costs

        Shipping and handling costs are expensed as incurred and are included in the cost of sales.

Environmental Liabilities

        The Company's operations are subject to federal, state and local environmental laws and regulations. These laws require the Company to investigate and remediate the effects of the release or disposal of materials at its location. Accordingly, the Company has adopted policies, practices and procedures in the areas of pollution control, occupational health, and the production, handling, storage and use of hazardous materials to prevent material environmental or other damage; and to limit the financial liability which could result from such events. Environmental liabilities are recorded when the liability is probable and the costs can be reasonably estimated.

Fair Value of Financial Instruments

        The following methods and assumptions were used to estimate the fair value of each class of financial instrument held by the Company:

        Current assets and current liabilities—The carrying value approximates fair value due to the short maturity of these items.

        Long-term debt—The carrying amount of long-term obligations approximated fair value based on estimated interest rates for comparable debt.

NOTE 2—INCENTIVE PAYMENTS AND RECEIVABLE

        Revenue from federal incentive programs is recorded when the Company has sold blended biodiesel and satisfied the reporting requirements under the applicable program. When it is uncertain that the Company will receive full allocation and payment due under the federal incentive program, it derives an estimate of the incentive revenue for the relevant period based on various factors including the most recently used payment factor applied to the program. The estimate is subject to change as management becomes aware of increases or decreases in the amount of funding available under the incentive programs or other factors that affect funding or allocation of funds under such programs.

        The Company receives federal incentive revenues from the Volumetric Ethanol Tax Credit ("VEETC") and Commodity Credit Corporation (CCC) Bioenergy Programs. The VEETC expired on December 31, 2009 and was reinstated in December 2010 and made retroactive for 2010. The amount of incentives receivable was $224,139 and $231,949 as of March 31, 2011 and December 31, 2010, respectively.

7

WESTERN IOWA ENERGY, LLC

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2011

NOTE 3—INVENTORY

        Inventory consists of the following:

	March 31, 2011	December 31, 2010
Raw material	$2,384,687	$1,976,460
Work in process	1,490,304	31,278
Finished goods	2,827,449	604,278

Total	$6,702,440	$2,612,016

NOTE 4—DEBT AND FINANCING

Long-Term Debt

        Long-term obligations of the Company are summarized as follows:

	March 31, 2011	December 31, 2010
Note payable to Farm Credit Services of America and CoBank under reducing revolving credit note—see details below	$5,960,000	$1,825,000
Note payable to the Iowa Department of Economic Development—see details below	170,000	177,500
Note payable to Glidden Rural Electric Cooperative—see details below	431,666	452,222

Total	6,561,666	2,454,722
Less current portion	252,222	259,722

Long-term portion	$6,309,444	$2,195,000

        The estimated future maturities of long-term debt at March 31, 2011 are as follows:

2012	$252,222
2013	842,222
2014	1,882,222
2015	1,882,222
2016	1,682,222
Thereafter	20,556

Total	$6,561,666

        The Company has available loan commitments from Farm Credit Services of America and CoBank. The commitments consisted of a $10,000,000 term note, a $6,510,000 reducing revolving credit note and a $490,000 letter of credit. The commitment under the reducing revolving credit note reflects a $2,000,000 reduction which was effective until March 31, 2011. On March 28, 2011, the reducing

8

WESTERN IOWA ENERGY, LLC

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2011

NOTE 4—DEBT AND FINANCING (Continued)

revolving credit note was amended to increase the commitment to $7,000,000 effective until September 28, 2011. As of March 31, 2011 and December 31, 2010, the balance outstanding under the term note was $-0-. As of March 31, 2011 and December 31, 2010, the balance outstanding under the reducing revolving credit note was $5,960,000 and $1,825,000, respectively. Advances under the reducing revolving credit note are available through the life of the commitment. The commitment reduces by $900,000 semi-annually beginning July 1, 2012 or six months after the repayment of the term loan, whichever is earlier, and continues through January 1, 2016, with a final reduction at the expiration of the commitment on July 1, 2016, at which time any outstanding balance shall be due and payable in full. The notes require interest payments based on unpaid principal. The agreements also include a provision for additional payments for the fiscal years ending 2006 through 2012 based on the free cash flows of the Company. The agreements provide for several different interest rate options including variable and fixed options (3.25% variable revolving credit note, as of March 31, 2011 and December 31, 2010, respectively). The variable interest rate options are based on LIBOR or the agent's base rate and include adjustments for performance which is based on the Company's debt to net worth ratio, measured quarterly. The Company has issued a $490,000 irrevocable letter of credit through CoBank in favor of Glidden Rural Electric Cooperative. The notes are secured by essentially all of the Company's assets. At March 31, 2011, the Company had $550,000 of available borrowings under the reducing revolving credit note.

        The loan agreements with Farm Credit and CoBank contain various covenants pertaining to minimum working capital and minimum net worth requirements. As of December 31, 2010, the Company was not in compliance with the debt service coverage ratio requirement and obtained waiver for said violation. As of March 31, 2011, the Company was in compliance with said covenants.

        The Company was awarded $400,000 from the Iowa Department of Economic Development (IDED) consisting of a $300,000 zero interest deferred loan and a $100,000 forgivable loan, the balance of which was $170,000 and $177,500 at March 31, 2011 and December 31, 2010, respectively. The zero interest deferred loan requires monthly installments of $2,500 beginning January 2008, with remaining unpaid principal due at maturity, December, 2011. The Company was required to satisfy the terms of the agreement to receive a permanent waiver of the forgivable loan. In April 2009, the Company received notice from the IDED that the Company had satisfied the terms of the agreement and had forgiven the forgivable loan. The loan is secured by a security agreement including essentially all of the Company's assets.

        In July 2006, the Company entered into a rural development loan agreement under the Rural Electrification Act of 1936 with Glidden Rural Electric Cooperative. The original loan amount was $740,000 and requires monthly installments of $6,851, requiring no interest and commencing July 31, 2007. The loan is to be paid in full on or before the tenth anniversary date of the first advance of funds. The Company has issued an irrevocable letter of credit through CoBank in favor of Glidden Rural Electric Cooperative as security for the note.

NOTE 5—MEMBERS' EQUITY

        The Company's operating agreement provides that the net profits or losses of the Company will be allocated to the members in proportion to the membership units held. Members will not have any right to take part in the management or control of the Company. Each membership unit entitles the member to one vote on any matter which the member is entitled to vote. Transfers of membership units are prohibited except as provided in the operating agreement.

9

WESTERN IOWA ENERGY, LLC

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2011

NOTE 6—CASH FLOW DISCLOSURES

        Supplemental disclosure for interest paid:

	Three Months Ended March 31, 2011	Three Months Ended March 31, 2010
Cash paid for interest	$28,816	$44,861

NOTE 7—RELATED PARTY TRANSACTIONS

        The Company's general contractor (Renewable Energy Group, LLC) used to construct the plant is an entity related to West Central Coop who was originally contracted to provide the management and operational services for the Company. Renewable Energy Group, LLC was also issued member units in July 2006 and December 2006 in exchange for a reduction in the construction payable. In July 2006, West Central Coop and Renewable Energy Group, LLC joined forces and created Renewable Energy Group, Inc. (REG, Inc.). On September 21, 2006, the Company consented to the assignment of the contract to construct the facility and the management and operational services agreement to REG, Inc.

        The Company incurred management and operational service fees, feed stock procurement fees and marketing fees with REG, Inc. For the three months ended March 31, 2011 and 2010, the Company incurred service fees of $-0- and $65,107, respectively. The Company also purchases feed stock from West Central Coop and Bunge North America, Inc. an entity related by common ownership in REG, Inc. For the three months ended March 31, 2011 and 2010, the Company did not purchase any feed stocks from these related parties. The amount payable to related parties as of March 31, 2011 and December 31, 2010 was $62,902 and $13,838, respectively.

        On April 3, 2009, the Company received from REG, Inc., a notice of termination of its management and operational services agreement. The notification from REG, Inc. states that it shall constitute such twelve month advance termination notice required by the terms of the agreement. The agreement expired in 2010.

NOTE 8—MAJOR CUSTOMER AND COMMITMENTS

        On September 24, 2010, the Company entered into three agreements with Archer-Daniels-Midland (ADM) for product marketing, feedstock procurement and other services. The marketing agreement provides that ADM will purchase from the Company and the Company will sell to ADM all of the biodiesel and related products produced by the Company. The feedstock agreement provides that ADM will procure feedstock for the Company's production plant. The services agreement provides that ADM will provide certain services to the Company such as; safety, regulatory and environmental compliance, operations assistance and quality control and lab testing. The agreements are effective for one year commencing on the first day of the month in which the Company commences production of biodiesel. The agreements may also be terminated by either party upon thirty days written notice. Revenues from this customer for the three months ended March 31, 2011 were $8,508,242. Trade accounts receivable due from this customer as of March 31, 2011 were $922,803.

10

WESTERN IOWA ENERGY, LLC

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2011

NOTE 9—LEASE COMMITMENTS

        During July 2006, the Company entered into an operating lease agreement for rail equipment which expires in 2011. The lease agreement has a monthly payment amount of $2,969. The total remaining minimum lease payments under a non-cancelable lease are $8,907 and are due by July 2011. Lease expense for the three months ended March 31, 2011 and 2010 was $8,907.

NOTE 10—RETIREMENT AND SAVINGS PLAN

        The Company has a 401(k) retirement and savings plan, which is available to substantially all employees. The participants may contribute up to 18% of their compensation. The Company's matching contribution is discretionary for each plan year. The Company contributions for the three months ended March 31, 2011 and 2010, was $18,533 and $6,096, respectively.

NOTE 11—DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

        The Company adopted ASC Topic 815, Derivatives and Hedging. This guidance was intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position, financial performance, and cash flows.

Objectives and Strategies for Holding Derivative Instruments

        In the ordinary course of business, the Company enters into contractual arrangements (derivatives) as a means of managing exposure to changes in biodiesel prices and feedstock costs under established procedures and controls. The Company has established a variety of approved derivative instruments to be utilized in each risk management program, as well as varying levels of exposure coverage and time horizons based on an assessment of risk factors related to each hedging program. As part of its trading activity, the Company uses futures, option and swap contracts offered through regulated commodity exchanges to reduce risk and is exposed to risk of loss in the market value of biodiesel inventories and input costs.

Commodity Risk Management

        Commodity price risk management programs serve to reduce exposure to price fluctuations on purchases of feedstocks and biodiesel prices. The Company enters into over-the-counter and exchange-traded derivative commodity instruments to hedge the commodity price risk associated with feedstocks and commodity exposures. There were no derivative commodity instruments open at March 31, 2011 or December 31, 2010.

Accounting for Derivative Instruments and Hedging Activities

        All derivatives are designated as non-hedge derivatives. Although the contracts may be effective economic hedges of specified risks, they do not meet the hedge accounting criteria of ASC 815. At March 31, 2011 and December 31, 2010, the Company had no open derivative assets or liabilities related to these instruments.

11

WESTERN IOWA ENERGY, LLC

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2011

NOTE 11—DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES (Continued)

        During the three months ended March 31, 2011 and 2010, net realized and unrealized losses on derivative transactions were recognized in the statement of operations as follows:

	Derivative (Gain) Loss Three Months Ended March 31, 2011		Derivative (Gain) Loss Three Months Ended March 31, 2010
	Statement of Operations Location	(Gain) Loss	Statement of Operations Location	(Gain) Loss
Commodity contracts—Heat oil swaps	Cost of sales	$—	Cost of sales	$20,027

NOTE 12—UNCERTAINTIES

        The Company has produced biodiesel for sale to customers since September of 2006. During that time, crude oil has ranged in price from the mid-$30 per barrel to a high of $147 per barrel on the NYMEX exchange. The Company has also experienced a wide swing in the price of soybean oil: between 25¢ per pound and 70¢ per pound. Because the Company is able to process multiple feed stocks, they have been able to process less expensive animal fats and vegetable oils into biodiesel that meets ASTM D 6751 standards. As a result, for the year ended December 31, 2010, the Company's net loss was $2,195,413, and incurred a loss of $1,212,906 for the three months ended March 31, 2011.

        During the Company's short history, it has dealt with the lack of a direct correlation between the cost of its inputs and the selling price of the products that it produces. On the input side, it has to work within the Agricultural market; and on the output side, it has to work within the Energy market. Historically, there has been no consistent relationship between those two markets. Because of the relationship of its business within differing markets, it is necessary that management stay abreast of the varying market conditions to determine the economic relationship that exists at any given time and under certain market conditions. Because of the subjectivity involved with the determination and relationships of market conditions, the uncertainties are exacerbated. The flexibility of the production facilities to process varying feed stocks adds to the Company's ability to respond to the varying market conditions and to reduce some of the market uncertainties. The Federal blender's tax credit expired on December 31, 2009 until December 2010, when it was reinstated retroactively for 2010. The credit is set to expire on December 31, 2011. The elimination or reduction in the credit may materially impair the Company's ability to profitably produce and sell biodiesel. As a result of these factors, the Company warm idled its facility in April 2010 and had reduced production during 2010.

        The accompanying financial statements have been prepared assuming the Company will continue as a going concern. Due to certain items discussed above there is substantial doubt as to our ability to continue to generate positive future cash flow is uncertain.

NOTE 13—GAIN CONTINGENCIES

        The Company's former primary customer and marketer (REG, Inc.) has agreed to an arbitration hearing with a European customer. The Company and REG, Inc. allege breach of contract as the customer failed to take delivery of the Company's product. The Company's portion of damages associated with arbitration hearing is $1,054,488. At this time, no estimate can be made as to the time

12

WESTERN IOWA ENERGY, LLC

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2011

NOTE 13—GAIN CONTINGENCIES (Continued)

or the amount, if any, of the ultimate recovery. As such no revenues have been recorded in the accompanying statement of operations for the three months ended March 31, 2011 relating to estimated damages recoverable. Revenues will be recorded at which time the actual damages are determinable, which will likely occur upon receipt.

NOTE 14—SUBSEQUENT EVENTS

        Management evaluated subsequent events through the date the financial statements were issued.

13

Item 2.    Management's Discussion and Analysis of Financial Condition and Results of Operations.

        We prepared the following discussion and analysis to help you better understand our financial condition, changes in our financial condition, and results of operations for the period ended March 31, 2011, compared to the same period in fiscal year 2010. This discussion should be read in conjunction with the financial statements and notes and the information contained in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

Cautionary Statements Regarding Forward Looking Statements

        This report contains historical information, as well as forward-looking statements. These forward-looking statements include any statements that involve known and unknown risks and relate to future events and our expectations regarding future performance or conditions. Words such as "may," "should," "anticipate," "believe," "expect," "will," "plan," "future," "intend," "could," "estimate," "predict," "hope," "potential," "continue," or the negative of these terms or other similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. These forward-looking statements, and others we may make from time to time, are subject to a number of risks and uncertainties. Many factors could cause actual results to differ materially from those projected in forward-looking statements. While it is impossible to identify all such factors, factors that could cause actual results to differ materially from those estimated by us include, but are not limited to:

  •
  Changes in federal, state, or local incentives for biodiesel production, including without limitation the federal biodiesel blenders' tax credit;

  •
  The availability and adequacy of our cash flow to meet our requirements;

  •
  Changes to the rules related to the Renewable Fuels Standard and the value of renewable identification numbers ("RINs");

  •
  Competition with other manufacturers in the biodiesel industry;

  •
  Results of our hedging strategies;

  •
  Changes in interest rates and the availability of credit to support capital improvements, development, expansion, and operations;

  •
  Changes in the amounts available under our credit facilities with Farm Credit;

  •
  Our ability to keep up with the latest technology for the production of biodiesel;

  •
  Decrease in the demand for biodiesel;

  •
  Changes in plant production capacity or technical difficulties in operating the plant;

  •
  Actual biodiesel and co-product production varying from expectations;

  •
  Availability and cost of products and raw materials, particularly soybean oil and animal fats;

  •
  Changes in the price and market for biodiesel and its co-products;

  •
  Our ability to market and our reliance on ADM to market our products;

  •
  Fluctuations in petroleum prices;

  •
  Our ability to procure and our reliance on ADM to procure feedstock for our plant;

  •
  Competition from alternative fuels and alternative fuel additives;

  •
  Changes in our business strategy, capital improvement, or development plans;

14

  •
  Consequences of the domestic and global economic downturn and ongoing financial crisis;

  •
  Our ability to generate free cash flow to invest in our business and service our debt;

  •
  Changes in general economic conditions or the occurrence of certain events causing an economic impact in the agriculture, oil, or transportation industries;

  •
  Changes in the environmental regulations or in our ability to comply with the environmental regulations that apply to our plant operations;

  •
  Changes and advances in biodiesel production technology;

  •
  Our ability to export our biodiesel;

  •
  Overcapacity within the biodiesel industry resulting in increased competition and costs for feedstock and/or decreased prices for our biodiesel and co-products;

  •
  Our ability to successfully operate our plant following the period during which the plant was warm-idled;

  •
  The imposition of tariffs or other duties on biodiesel imported into Europe;

  •
  Our ability to comply with the financial covenants in our loan agreements;

  •
  Changes to our operations related to the engagement of ADM as our biodiesel and co-product marketer and feedstock procurer;

  •
  Our ability to hire qualified personnel to operate the plant; and

  •
  Other factors described elsewhere in this report.

        The cautionary statements referred to in this section also should be considered in connection with any subsequent written or oral forward-looking statements that may be issued by us or persons acting on our behalf. We undertake no duty to update these forward-looking statements, even though our situation may change in the future. Furthermore, we cannot guarantee future results, events, levels of activity, performance, or achievements. We caution you not to put undue reliance on any forward-looking statements, which speak only as of the date of this report. You should read this report and the documents that we reference in this report and have filed as exhibits completely and with the understanding that our actual future results may be materially different from what we currently expect. We qualify all of our forward-looking statements by these cautionary statements.

Overview

        Western Iowa Energy, LLC ("WIE") is an Iowa limited liability company formed on September 21, 2004, for the purpose of developing, constructing, and operating a 30 million gallon per year biodiesel manufacturing facility in Sac County, Iowa. References to "we," "us," and "our" refer to Western Iowa Energy, LLC. Since May 2006, we have been engaged in the production of biodiesel and its co-products, including glycerin, fatty acids and soapstock. We derive our revenues from the sale and distribution of our biodiesel and co-products throughout the continental United States and overseas.

        In January 2011, we commenced operations again at our biodiesel plant following the reinstatement of the blenders' tax credit for biodiesel mixtures in December 2010. We had warm-idled our plant in April 2010 due to limited sales and reduced sales forecasts related to the failure of Congress to extend the blenders' credit, which expired on December 31, 2009. The expiration of the blenders' credit and our subsequent decision to warm-idle our plant led to discussions with CoBank, as administrative agent of Farm Credit, regarding certain changes to our credit facilities. In particular, on May 14, 2010, we agreed with Farm Credit to reduce the amount available under our revolving credit loan and reduce the amount of minimum working capital required pursuant to our loan covenants. The

15

term of this agreement, as amended, extended through January 31, 2011. On January 28, 2011, we extended the term of this agreement through February 28, 2011, and on February 28, 2011, we finalized an extension of the term of this agreement through March 31, 2011. On March 25, 2011, we agreed with Farm Credit to increase the amount available under our revolving credit loan to $7,000,000 through September 30, 2011, although this amount is still lower than the original $8,000,000 available under our revolving credit loan. This agreement also extended the reduction in our minimum working capital covenant through September 30, 2011 and reduced the minimum net worth we are required to maintain pursuant to our loan covenants through September 30, 2011. We expect the reduction in the amount available under our revolving credit loan to last through September 30, 2011 at a minimum, unless Farm Credit otherwise agrees to increase the available amount under the loan prior to that date. For additional detail regarding our credit facilities, see "Liquidity and Capital Resources—Indebtedness."

        In early May 2011, the Iowa Senate and Iowa House of Representatives passed a comprehensive renewable energy bill that, among other initiatives, incentivizes local biodiesel production and encourages biodiesel availability at retail pumps. In particular, Senate File 531 provides for a biodiesel producer incentive, for the first 25 million gallons produced per producer per year, of 3 cents per gallon in 2012, 2.5 cents per gallon in 2013 and 2 cents per gallon in 2014. This producer incentive is a new initiative in Iowa. The legislation also extends the Iowa biodiesel retailer tax credit. The current retailer tax credit is scheduled to expire on December 31, 2011 and requires a retailer's diesel gallon sales to meet a threshold of at least 50% biodiesel to qualify for the tax credit. Senate File 531 eliminates this 50% biodiesel sales requirement and sets the tax credit rates for B5 blends at 4.5 cents per gallon from 2012 through 2017 and for B2 blends at 2 cents per gallon in 2012. Senate File 531 has been sent to the Iowa Governor for signature, but as of May 10, 2011 had not yet been signed into law.

Results of Operations for the Three Months Ended March 31, 2011 and 2010

        The following table shows the results of our operations for the three months ended March 31, 2011 and 2010, and the percentage of revenues, cost of sales, operating expenses, and other items to total revenues in our statement of operations:

	Three Months Ended March 31, 2011 (Unaudited)		Three Months Ended March 31, 2010 (Unaudited)
Statement of Operations Data	Amount	%	Amount	%
Revenues	$8,886,323	100.00%	$3,539,041	100.00%
Cost of Sales	$9,627,913	108.35%	$3,996,213	112.92%

Gross Profit (Loss)	$(741,590)	(8.35)%	$(457,172)	(12.92)%
Operating Expenses	$454,545	5.12%	$510,078	14.41%
Other Income (Expense)	$(16,771)	(0.19)%	$36,448	1.03%

Net Income (Loss)	$(1,212,906)	(13.65)%	$(930,802)	(26.30)%

16

Revenues

        Our revenues from operations come primarily from our sales of biodiesel and, to a lesser extent, our sales of crude glycerin and fatty acids. The following table shows the sources of our revenues for the three months ended March 31, 2011 and 2010:

	Three Months Ended March 31, 2011		Three Months Ended March 31, 2010
Revenue Sources	Amount	% of Revenues	Amount	% of Revenues
Biodiesel Sales	$8,080,132	90.93%	$3,040,322	85.91%
Glycerin Sales	$318,099	3.58%	$135,338	3.82%
Fatty Acid Sales, Soapstock Sales and Substrate Sales	$474,545	5.34%	$227,450	6.43%
Custom Processing and Storage	$—	—%	$135,931	3.84%
Other Revenue	$13,546	0.15%	$—	—%

Total Revenues	$8,886,322	100.00%	$3,539,041	100.00%

        Revenues from operations for the three months ended March 31, 2011 increased by approximately 151.1% compared to revenues from operations for the three months ended March 31, 2010. Revenue from sales of biodiesel increased by approximately 162.5% for the three months ended March 31, 2011 compared to the three months ended March 31, 2010. This increase in revenues is due to an increase in our number of gallons of biodiesel sold and an increase in the average price per gallon we received for our biodiesel. During the three months ended March 31, 2011, we sold approximately 94.8% more gallons of biodiesel as compared to the same period in 2010. Additionally, the average price per gallon we received for our biodiesel during the three months ended March 31, 2011 increased approximately 36.5% compared to the same period from the prior year. The expansion of the Renewable Fuels Standard (often referred to as "RFS2") requires that 800 million gallons of biodiesel and biomass-based diesel fuel be blended into the national diesel pool in 2011. We expect that RFS2 will favorably impact the demand for biodiesel going forward.

        Revenue from sales of glycerin increased by approximately 135.0% for the three months ended March 31, 2011 compared to the three months ended March 31, 2010. This increase in revenue is the net result of a decrease in quantity sold, offset by an increase in glycerin prices. The average sales price for our glycerin increased by approximately 158.3% during the three months ended March 31, 2011 compared to the same period the prior year. However, our quantity of glycerin sold decreased by approximately 9.0% during the three months ended March 31, 2011 compared to the same period the prior year. This decrease in quantity sold is primarily a result of increased glycerin sales during the first quarter of 2010 following our increase in biodiesel production at the end of 2009. Although we sold much of our biodiesel produced at the end of 2009 prior to year-end in order to capture as much blenders' credit revenue as we could before the credit expired, some of our co-product sales resulting from this production, including sales of glycerin, did not occur until after January 1, 2010. Revenue from sales of fatty acids, soapstock and substrate increased approximately 108.6% for the three months ended March 31, 2011 compared to the three months ended March 31, 2010. The average sales price for our fatty acids increased by approximately 71.1% during the three months ended March 31, 2011 compared to the same period the prior year. Additionally, our quantity of fatty acids sold increased by approximately 2.6% during the three months ended March 31, 2011 compared to the same period the prior year.

        During the three months ended March 31, 2010, we derived revenues from custom processing and storage. Our revenues from custom processing were attributable to experimental processing that we conducted on behalf of another company. Our revenues from storage were attributable to storing product sold by us until the time the purchaser took possession of the product. We do not expect to

17

derive substantial revenues from custom processing or storage in the future, and did not derive any revenues from custom processing or storage during the three months ended March 31, 2011.

        During the three-month period ended March 31, 2011, we commenced operations again at our biodiesel plant following the reinstatement of the blenders' tax credit in December 2010. During the three-month period the prior year, we had more limited production following the expiration of the tax credit on December, 31, 2009. During the three months ended March 31, 2011, we operated at an average of approximately 43.6% of our nameplate capacity, compared to the same period the prior year when we operated at an average of approximately 29.8% of our capacity.

Cost of Sales

        While our absolute cost of sales for our products increased during the three-month period ended March 31, 2011 compared to the three-month period from the prior year, our cost of sales as a percentage of our revenues decreased from 112.92% of our revenues for the three months ended March 31, 2010, to 108.35% of our revenues for the three months ended March 31, 2011. The increase in our absolute cost of sales is primarily due to price increases for our raw materials compared to the previous year, and due to our higher production rates compared to the previous year.

        The primary components of cost of goods sold from the production of biodiesel are feedstock (primarily soybean oil and animal fats) and other raw materials (methanol and other chemicals), energy (natural gas and electricity), labor, and depreciation on process equipment. During the three months ended March 31, 2011, approximately 54.3% of our total feedstock usage consisted of choice white grease, which is a decrease from the same period in 2010, when 76.7% of our total feedstock usage was choice white grease. The average price we paid for feedstock for the three months ended March 31, 2011 was approximately 68.5% higher than our feedstock prices for the same period in 2010. Our average price paid for methanol, another input into the biodiesel production process, increased by approximately 10.4% during the three months ended March 31, 2011 compared to the same period in the prior year. Finally, our average price paid for natural gas decreased by approximately 14.9% during the three months ended March 31, 2011 compared to the same period in the prior year.

Operating Expense

        Both our absolute operating expenses and our operating expenses as a percentage of revenues decreased during the three-month period ended March 31, 2011 compared to the three-month period from the prior year. The decrease in our absolute operating expenses was due to the fact that we had increased consulting and professional fees during the three-month period ended March 31, 2010 in connection with our proposed consolidation with REG. The decrease in our operating costs is also attributable to decreased office and administrative expenses. Our decreased office and administrative expenses are a result of decreased management fees and association dues.

        In mid-April 2010 we warm-idled our plant due to limited sales and reduced sales forecasts related to the failure of Congress to extend the blenders' tax credit for biodiesel mixtures, which expired on December 31, 2009. In connection with our plant warm-idling, we laid off 15 full-time employees to reduce operating expenses, although we agreed to pay the health and dental insurance policy premiums for these individuals through mid-August 2010. Effective August 13, 2010, we laid off seven additional full-time employees, leaving us with six full-time employees. We also agreed to temporarily pay a portion of the health and dental insurance premiums of these laid-off employees. Since these most recent layoffs, and in connection with the reinstatement of the blenders' tax credit, we have hired additional employees as we have once again started producing biodiesel.

18

Other Income (Expenses)

        Our other income (expenses) decreased from a net other income of $36,448, or 1.03% of revenues, for the three-month period ended March 31, 2010, to a net other expense of $16,771, or (0.19%) of revenues, for the three-month period ended March 31, 2011. This change resulted primarily from an increase in interest expense related to our credit facilities and a decrease in patronage dividends from our lenders.

Changes in Financial Condition for the Three Months Ended March 31, 2011

        The following table highlights the changes in our financial condition for the three months ended March 31, 2011:

	March 31, 2011	December 31, 2010
Current Assets	$8,597,179	$3,821,367
Current Liabilities	$2,910,808	$1,579,346
Long-Term Debt	$6,309,444	$2,195,000
Members' Equity	$25,142,466	$26,355,372

        Current Assets.    The increase in current assets from $3,821,367 as of December 31, 2010 to $8,597,179 as of March 31, 2011 is primarily a result of an increase in trade account receivables, an increase in inventory and an increase in prepaid expenses and other assets, partially offset by decreases in cash and cash equivalents and other receivables. Our inventory and trade accounts receivable increased from December 31, 2010 to March 31, 2011 as our biodiesel and co-product production increased. Following the reinstatement of the biodiesel tax credit in December 2010, we began to hire back employees and started operating our biodiesel plant again. Starting production required additional raw material and led to increased levels of work in process and finished goods, all of which comprises our inventory. Additionally, as we began selling product to our product marketer, ADM, our trade accounts receivable increased.

        Current Liabilities.    Our current liabilities increased from $1,579,346 as of December 31, 2010, to $2,910,808 as of March 31, 2011. This increase was due primarily to increases in checks issued in excess of our bank balance, accounts payable and accrued wages and benefits.

        Long-Term Debt.    The increase in our long-term debt, net of current maturities, at March 31, 2011, as compared to December 31, 2010, was due to advances drawn on our revolving credit note with Farm Credit Services. During the three-month period ended March 31, 2011, we received net proceeds totaling $4,135,000 under our revolving credit note in order to fund working capital needs at our biodiesel plant.

        Members' Equity.    Members' contributions at March 31, 2011 and December 31, 2010 are $23,516,376. Retained earnings as of March 31, 2011 are $1,626,090 compared to $2,838,996 at December 31, 2010 due to our net loss during the three months ended March 31, 2011.

19

Liquidity and Capital Resources

  Cash Flows

        The following table shows cash flows for the three months ended March 31, 2011 and 2010:

	2011	2010
Net cash provided by (used in) operating activities	$(4,571,923)	$3,233,208
Net cash used in investing activities	$(16,868)	$(105,865)
Net cash provided by (used in) financing activities	$4,528,013	$(3,091,064)

Net increase (decrease) in cash and cash equivalents	$(60,778)	$36,279

  Operating Cash Flows

        For the three months ended March 31, 2011, cash provided by operating activities decreased by $7,805,131 compared to the three months ended March 31, 2010. This decrease was primarily the result of changes in inventory, changes in our receivables, including trade account receivables, incentive receivables and other receivables, a greater net loss for the three months ended March 31, 2011 compared to the net loss during the same period the prior year, and changes in derivative instruments and prepaid expenses and other assets, netted against changes in our margin deposits, accounts payable and accrued wages and benefits. Many of the changes in operating cash flows for the three months ended March 31, 2011 compared to the three months ended March 31, 2010 are related to commencing operations again at our biodiesel plant following the reinstatement of the blenders' tax credit in December 2010.

        Although our capital needs are currently being adequately met through our credit facilities, any further reductions in the amount available for advancement under our revolving credit loan beyond the current reduction may cause us to be unable to meet our capital needs. See "Liquidity and Capital Resources—Indebtedness."

  Investing Cash Flows

        For the three months ended March 31, 2011, cash used in investing activities decreased by $88,997 compared to the three months ended March 31, 2010. This decrease in cash used resulted from a decrease in expenditures for property, plant, and equipment during the three months ended March 31, 2011 compared to the same period the prior year, when we exercised a real estate option to purchase an additional approximate 35 acres adjacent to our plant site.

  Financing Cash Flows

        For the three months ended March 31, 2011, cash provided by financing activities increased by $7,619,077 compared to the three months ended March 31, 2010. This increase is a net result of a net increase in checks issued in excess of our bank balance, increased borrowings on our revolving credit facility and decreased payments on our long-term debt during the three months ended March 31, 2011 compared to the three months ended March 31, 2010.

  Indebtedness

  Short-Term Debt Sources

        We have obtained a $490,000 declining balance standby irrevocable letter of credit from Farm Credit in favor of Glidden Rural Electric Cooperative ("Glidden REC") as security for our loan with Glidden REC (discussed below under "Long-Term Debt Sources"). This letter of credit will expire on

20

June 30, 2011. We anticipate extending the letter of credit prior to its expiration at a lower amount reflecting the lower principal amount we will owe Glidden REC at that time.

  Long-Term Debt Sources

        On June 6, 2005, we closed on $18,000,000 of long-term debt financing with Farm Credit pursuant to a Master Loan Agreement ("MLA"). CoBank, ACB is the administrative agent of Farm Credit pursuant to an Administrative Agency Agreement dated June 6, 2005. Pursuant to supplements to the MLA, the loan commitments from Farm Credit consisted of a $10,000,000 term loan and an $8,000,000 reduced revolving credit loan. In December 2010 we paid off the remaining balance on our term loan and therefore at March 31, 2011 had no balance outstanding on the term loan. Our term loan required quarterly payments of principal in the amount of $450,000, with a final payment due no later than December 20, 2011. We were also required to make annual payments of 50% of our "free cash flow," as defined in our term loan agreement. Although we paid off our term loan in full in December 2010, our term loan agreement provides that in the event our term loan is paid in full prior to the end of fiscal year 2012, we must continue to make 50% "free cash flow" payments for each fiscal year through fiscal year 2012 in the form of early reductions to the amount of our revolving credit loan commitment.

        The expiration of the blenders' tax credit on December 31, 2009 and our subsequent decision to warm-idle our plant led to discussions with CoBank, as administrative agent of Farm Credit, regarding certain changes to our credit facilities. In particular, on May 14, 2010, we agreed with Farm Credit to reduce the amount available under our revolving credit loan from $8,000,000 to $6,000,000 (inclusive of our $490,000 irrevocable letter of credit in favor of Glidden Rural Electric Cooperative, discussed above under "Short-Term Debt Sources"). The term of this agreement was subsequently extended through March 31, 2011. Pursuant to an agreement dated March 25, 2011, we agreed with Farm Credit to increase the amount available under this loan to $7,000,000 through September 30, 2011. Our March 25, 2011 agreement also reduced the minimum net worth we are required to maintain pursuant to our loan covenants from $26,000,000 to $24,000,000 for the period from February 1, 2011 through September 30, 2011. The May 14, 2010 agreement to reduce the amount available under our revolving credit loan amended our loan covenant pertaining to minimum working capital so that the reduction of the amount available for advancement under the revolving credit loan did not cause us to fall out of compliance with the minimum working capital covenant in our loan agreement. Our prior minimum working capital requirement was $6,000,000 and our amended minimum working capital requirement is $4,000,000. Our March 25, 2011 agreement with Farm Credit extended this reduction in required working capital through September 30, 2011. As of March 31, 2011, the balance outstanding under the revolving credit loan was $5,960,000.

        Subject to our May 14, 2010 agreement with Farm Credit, as extended and amended, advances under the revolving credit loan are available throughout the life of the commitment, although the amount of the commitment reduces by $900,000 semi-annually beginning upon the earlier of: (i) July 1, 2012, or (ii) the first day of the month that is six months after the first day of the month following the repayment of our term loan. Because we paid off the term loan in full in December 2010, our revolving credit loan commitment will be reduced by $900,000 every six months beginning July 1, 2011. As discussed above, the revolving credit loan commitment may also be reduced by the amount of any "free cash flow" payment we would otherwise be required to make on our term loan through 2012. Any outstanding balance on our revolving credit loan is due and payable in full on July 1, 2016. At March 31, 2011, we had $550,000 of available borrowings under the revolving credit loan.

        The revolving credit loan bears interest at one of three rates, to be determined by us in our discretion: (1) at a rate equal to the rate of interest established by the agent as its agent base rate; (2) at a fixed rate per annum to be quoted by the agent in its sole discretion; or (3) at a fixed rate per annum equal to LIBOR. Each of the rates is subject to certain performance pricing adjustments. While our term loan had an outstanding balance, it was subject to the same terms with respect to interest

21

rates. At March 31, 2011, the applicable interest rate with respect to our credit facilities with Farm Credit was 3.25%. Our credit facilities with Farm Credit are secured by substantially all of our assets.

        The MLA, as amended, contains covenants pertaining to minimum levels of working capital and net worth, as well a minimum debt service coverage ratio. Our debt service coverage ratio covenant requires us to maintain a debt service coverage ratio, defined as (i) net income (after taxes), plus depreciation and amortization; divided by (ii) all current portion of long term debt for the prior period, of 1.50 to 1.00. Compliance with our debt service coverage ratio covenant is determined on an annual basis, measured at the end of each fiscal year.

        The working capital covenant set forth in the MLA, as amended, (including the amendment pursuant to our May 14, 2010 agreement with Farm Credit, discussed above), requires us to maintain minimum working capital of $4,000,000. Compliance with our working capital covenant is determined on a monthly basis. As of March 31, 2011, we were in compliance with our working capital covenant.

        Additionally, the net worth covenant set forth in the MLA, as amended, required us to maintain a minimum net worth of $26,000,000 through January 31, 2011, and requires us to maintain a minimum net worth of $24,000,000 from February 1, 2011 through September 30, 2011. Compliance with our net worth covenant is determined on a monthly basis. As of March 31, 2011, we were in compliance with our net worth covenant. We were not in compliance with our net worth covenant as of February 28, 2011 because our net worth at that time was less than $26,000,000. However, under our March 25, 2011 agreement with Farm Credit, our minimum net worth covenant was reduced to $24,000,000 retroactive to February 1, 2011, which resulted in our compliance with the net worth covenant as of February 28, 2011.

        Although we were in compliance with our loan covenants as of March 31, 2011, we could fail to comply with one or more of our loan covenants in the future. A failure to comply with our covenants in the future may constitute an event of default under our loan agreements which, at the election of Farm Credit, could result in the acceleration of the unpaid principal loan balance and accrued interest owed to Farm Credit, or the loss of our assets securing the loan in the event Farm Credit elected to foreclose its lien or security interest in such assets. While Farm Credit granted us a waiver for failing to comply with our debt service coverage ratio at December 31, 2010, Farm Credit might not grant a waiver for future covenant violations. Additionally, while Farm Credit agreed to amend our loan documents to retroactively modify our net worth requirement from February 1, 2011 so that we would not be in violation of our net worth covenant at February 28, 2011, Farm Credit might not be willing to amend our loan documents in the future. If an event of default occurs and Farm Credit elects to accelerate the amounts due to it or foreclose on our assets, this may have a material adverse effect on our ability to operate the plant and may cause our members to lose some or all of their investment.

        The MLA, as amended, prohibits us from distributing any profits to our members unless the proposed distribution is agreed to in writing by CoBank. As a result, we may be unable to make future distributions to our members, including for income tax purposes.

        On July 13, 2006, we entered into a Rural Development Loan Agreement with the Glidden REC for a $740,000 no-interest loan to fund operating expenses for the plant. Pursuant to the terms of the agreement and an associated Promissory Note, the loan is to be repaid in monthly installments of $6,851 beginning on July 31, 2007, and continuing on the last day of each month thereafter until the principal sum has been paid in full or before the final maturity date of the promissory note which shall be on the tenth anniversary of the first advance of funds. The outstanding balance of the loan as of March 31, 2011 was $431,666. The loan is secured by the declining balance standby irrevocable letter of credit from Farm Credit discussed above under "Short-Term Debt Sources."

        We have obtained subordinated debt financing of approximately $400,000 from the Iowa Department of Economic Development ("IDED"). The subordinated debt financing included a

22

$300,000 zero-interest deferred loan and a $100,000 forgivable loan. On April 30, 2009, IDED notified us that we had satisfied all conditions of the forgivable loan and that IDED had forgiven the balance outstanding under the forgivable loan. The zero-interest deferred loan requires monthly installments of $2,500 beginning January 2008 with the remaining unpaid principal due in December 2012. The balance outstanding on the zero-interest deferred loan at March 31, 2011 was $170,000.

  Other

        The blenders' tax credit for biodiesel mixtures, which provides a tax credit of $1.00 per gallon for biodiesel mixtures, expired on December 31, 2009. The absence of this credit during most of 2010 caused many biodiesel plants to significantly reduce production or halt production altogether. In December 2010, the blenders' credit was reinstated and made retroactive for 2010. However, this tax credit is set to expire again on December 31, 2011. This future expiration of the federal blenders' tax credit on December 31, 2011 led our auditor to raise doubts about our ability to continue as a going concern. Our consolidated financial statements do not include any adjustments that might be necessary if we are unable to continue as a going concern.

Subsequent Events

        None.

Critical Accounting Estimates

        Management uses estimates and assumptions in preparing our financial statements in accordance with generally accepted accounting principles. These estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. The following is a discussion of what we believe to be the most critical of these policies and methods.

        Inventories.    Inventories are stated at the lower of cost or market value. Costs are determined using the first-in, first-out method.

        Long-Lived Assets.    Depreciation and amortization of our property, plant, and equipment is provided on the straight-line method by charges to operations at rates based upon the expected useful lives of individual or groups of assets. Economic circumstances or other factors may cause management's estimates of expected useful lives to differ from actual useful lives.

        Long-lived assets, including property, plant and equipment, and investments are evaluated for impairment on the basis of undiscounted cash flows whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. An impaired asset is written down to our estimated fair market value based on the best information available. Considerable management judgment is necessary to estimate discounted future cash flows and may differ from actual cash flows.

Off-Balance Sheet Arrangements

        We do not have any off-balance sheet arrangements.

23

Item 3.    Quantitative and Qualitative Disclosures About Market Risk.

        We are exposed to the impact of market fluctuations associated with interest rates and commodity prices as discussed below. We have no exposure to foreign currency risk as we conduct all of our business in U.S. Dollars. We use derivative financial instruments as part of an overall strategy to manage market risk. We consider market risk to be the potential loss arising from adverse changes in market rates and prices. We do not enter into these contracts as hedges for accounting purposes pursuant to the requirements of the FASB Accounting Standards Codification (ASC) Topic 815, Derivatives and Hedging.

        Our risk management committee oversees our risk management practices and provides open communication among management and the board of directors regarding market risk. The risk management committee takes an active role in the risk management process and has developed policies and procedures that require specific administrative and business functions to assist in the identification, assessment, and control of various risks.

Interest Rate Risk

        We are exposed to market risk from changes in interest rates. Exposure to interest rate risk results primarily from our credit facilities with Farm Credit. Specifically, we have $5,960,000 outstanding in variable rate debt as of March 31, 2011. The specifics of our credit facilities are discussed in detail in "Item 2—MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS—Liquidity and Capital Resources, Indebtedness."

        Below is a sensitivity analysis we prepared regarding our income exposure to changes in interest rates. The sensitivity analysis below shows the anticipated effect on our income from a 10% adverse change in interest rates for a one-year period.

Outstanding Variable Rate Debt at 3/31/11	Interest Rate at March 31, 2011	Interest Rate Following 10% Adverse Change	Annual Adverse Change to Income
$5,960,000	3.25%	3.58%	$19,370

Commodity Price Risk

        We are also exposed to market risk from commodity prices. Exposure to commodity price risk results from our dependence on animal fats, soybean oil, and natural gas in the biodiesel production process. We are also exposed to biodiesel and co-products price risks as our revenues consist primarily of biodiesel sales and co-products sales. In 2010, we sought to minimize the risks from fluctuations in the price of biodiesel by using derivative instruments such as cash, futures, and option contracts for home heating oil. There is currently no futures market for biodiesel. Instead, we used home heating oil derivatives. Home heating oil is high sulfur diesel, which is the closest commodity to biodiesel for which there is a futures market. More recently, we have entered into flat price future sales contracts with our product marketer, ADM, to limit our exposure to decreases in the price of biodiesel. These flat price sales contracts allow us to lock in a margin at the time that we purchase the feedstock utilized to produce the biodiesel that we have contracted for future sale. We are currently unable to manage our price risk for animal fats as there are no futures contracts available for animal fats, and animal fats suppliers are, to date, unwilling to enter into long-term contracts for animal fats.

        In practice, as markets move, we actively manage our risk and adjust hedging strategies as appropriate. The extent to which we enter into cash, futures, or option contracts varies substantially from time to time based on a number of factors, including supply and demand factors affecting the needs of customers or suppliers to purchase biodiesel or co-products or to sell us raw materials on a fixed basis, our views as to future market trends, seasonal factors and the costs of futures contracts.

24

        Although we believe our hedge positions accomplish an economic hedge against our future sales, they are not designated as such for hedge accounting purposes, which would match the gain or loss on our hedge positions to the specific commodity being hedged. As the current market price of our hedge positions changes, the gains and losses are immediately recognized in our cost of sales. The immediate recognition of hedging gains and losses can cause net income to be volatile from quarter to quarter due to the timing of the change in value of the derivative instruments relative to the cost and use of the commodity being hedged. At March 31, 2011 and December 31, 2010, we did not record a net asset or net liability for derivative instruments. During the three months ended March 31, 2011, we recognized no net gain or loss in earnings on our derivative activities, as compared to the three months ended March 31, 2010, when we recognized a net loss in earnings on derivative activities of $20,027, which is included in our cost of sales in our statements of operations.

        Several variables could affect the extent to which biodiesel price fluctuations impact our derivative instruments. However, it is likely that commodity cash prices will have the greatest impact on the derivative instruments with delivery dates nearest the current cash price. As we move forward, additional protection may be necessary. As the prices of hedged commodities move in reaction to market trends and information, our statement of operations will be affected depending on the impact such market movements have on the value of our derivative instruments. Depending on market movements, these price protection positions may cause immediate adverse effects, but are expected to produce long-term growth for us.

        A sensitivity analysis has been prepared to estimate our exposure to commodity price risk. The table presents the net fair value of our derivative instruments as of March 31, 2011 and March 31, 2010, and the potential loss in fair value resulting from a hypothetical 10% adverse change in such prices. The fair value of the positions is a summation of the fair values calculated by valuing each net position at quoted market prices as of the applicable date. The results of this analysis, which may differ from actual results, are as follows:

	Fair Value	Effect of Hypothetical Adverse Change— Market Risk
March 31, 2011	$0	$0
March 31, 2010	$2,490,936	$249,094

Item 4.    Controls and Procedures.

Disclosure Controls and Procedures

        Our management, including our Principal Executive Officer, William J. Horan, and our Principal Financial and Accounting Officer, Bradley D. Wilson, have reviewed and evaluated the effectiveness of our disclosure controls and procedures (as defined in Rule 13a-15(e) and Rule 15d-15(e) under the Securities Exchange Act of 1934, as amended) as of March 31, 2011. Based on this review and evaluation, these officers have concluded that our disclosure controls and procedures are effective to ensure that information required to be disclosed in the reports that we file or submit under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the forms and rules of the Securities and Exchange Commission; and to ensure that the information required to be disclosed by an issuer in the reports that it files or submits under the Exchange Act is accumulated and communicated to our management, including our principal executive and principal financial officers, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

25

Changes in Internal Controls

        Our management, including our Principal Executive Officer, William J. Horan, and our Principal Financial and Accounting Officer, Bradley D. Wilson, have reviewed and evaluated any changes in our internal control over financial reporting that occurred during the fiscal quarter ended March 31, 2011 and there has been no change that has materially affected or is reasonably likely to materially affect our internal control over financial reporting.

PART II—OTHER INFORMATION

Item 1.    Legal Proceedings.

        From time to time in the ordinary course of business, WIE may be named as a defendant in legal proceedings related to various issues, including without limitation, workers' compensation claims, tort claims, or contractual disputes. Other than the arbitration matter described below, we are not currently involved in any material legal proceedings, directly or indirectly, and we are not aware of any claims pending or threatened against us or any of the directors that could result in the commencement of legal proceedings.

        In 2008, a customer allegedly defaulted on its contract with our biodiesel marketer for the purchase of biodiesel due to revocation of the customer's letter of credit after our marketer shipped the biodiesel for exporting. As a result, our marketer sold the biodiesel to another purchaser for a lower price. Our former marketer, on behalf of WIE and other biodiesel producers who sold biodiesel to the allegedly defaulting customer, is now in continued arbitration to resolve this dispute. The arbitration is being conducted in London, UK under the system of arbitration and appeals of the Federation of Oils, Seeds, and Fats Associations (FOSFA). The parties to the arbitration proceeding are an affiliate of our former marketer, REG Marketing and Logistics Group LLC, and Avista Trade Oy, a Finnish entity. On September 28, 2010, the arbitrators issued an award to our former marketer in an amount of approximately $3.25 million, plus interest dating from November 1, 2008, plus certain fees, costs and legal expenses. However, Avista Trade Oy has appealed this award to the FOFSA Board of Appeal. Because WIE produced and marketed approximately one-third (1/3) of the total quantity of biodiesel for which payment default is alleged in this arbitration proceeding, we estimate that WIE will be entitled to approximately one-third (1/3) of any award, judgment, settlement, or other monies collected by our former marketer arising from this dispute.

Item 1A.    Risk Factors.

        The Risk Factors discussed in our Annual report on Form 10-K for the year ended December 31, 2010 should be read in conjunction with the considerations set forth in this report. If any of those factors were to occur, they could materially adversely affect our business, financial condition or future results, and could cause actual results to differ materially from those expressed in forward-looking statements in this report. There have been no material changes with respect to the risk factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2010

Item 2.    Unregistered Sales of Equity Securities and Use of Proceeds.

        None.

Item 3.    Defaults Upon Senior Securities.

        None.

26

Item 4.    (Removed and Reserved).

Item 5.    Other Information.

        None.

Item 6.    Exhibits. The following exhibits are included herein:

Exhibit No.	Exhibit
31.1	Certificate Pursuant to 17 CFR 240.15d-14(a).
31.2	Certificate Pursuant to 17 CFR 240.15d-14(a).
32.1	Certificate Pursuant to 18 U.S.C. § 1350.
32.2	Certificate Pursuant to 18 U.S.C. § 1350.

27

SIGNATURES

        Pursuant to the requirements of the Security Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WESTERN IOWA ENERGY, LLC
Date: May 13, 2011	/s/ WILLIAM J. HORAN William J. Horan Chairman, President and Director (Principal Executive Officer)
Date: May 13, 2011	/s/ BRADLEY D. WILSON Bradley D. Wilson Chief Financial Officer (Principal Financial and Accounting Officer)

28

EXHIBIT F—FORM OF PROXY
PRELIMINARY COPY

WESTERN IOWA ENERGY, LLC	NAME
Special Meeting of Members—[meeting date], 2011	NUMBER OF UNITS
For Members as of [record date]. Proxy Solicited on Behalf of the Board of Directors	CERTIFICATE

        Special Meeting materials are available online at: http://www.westerniowaenergy.com/template.php?file=dereg_materials.

        Vote by mail or facsimile: (1) Read the proxy statement, (2) Check the appropriate boxes on the proxy card below, (3) Sign and date the proxy card, and (4) Return the proxy card by mail to 1220 S. Center St., P.O. Box 399, Wall Lake, IA 51466 or via fax to (712) 664-2183.

        PROPOSAL ONE:    APPROVAL AND ADOPTION OF THE SECOND AMENDED AND RESTATED OPERATING AGREEMENT.    For the approval of the proposed amendments to the Amended and Restated Operating Agreement (as amended by the First Amendment to Amended and Restated Operating Agreement) contained in the Second Amended and Restated Operating Agreement and the adoption of the Second Amended and Restated Operating Agreement. The Board unanimously recommends a vote "FOR" this proposal.

For ☐	Against ☐	Abstain ☐

        PROPOSAL TWO:    VOTE TO ADJOURN OR POSTPONE THE SPECIAL MEETING.    For the approval of the adjournment or postponement of the special meeting, if necessary or appropriate, for the purpose, among others, of soliciting additional proxies if there are not sufficient votes at the time of the special meeting to approve the matters under consideration. The Board unanimously recommends a vote "FOR" this proposal.

For ☐	Against ☐	Abstain ☐

        The undersigned hereby authorizes the Board of Directors of Western Iowa Energy, LLC (the "Company"), and any of them individually or any successors in their respective positions, as proxy, with full powers of substitution, to represent the undersigned at the special meeting of members of the Company to be held at the                at                 ,            , Iowa, on                , 2011, at            .m. local time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, in accordance with the instructions above, and to vote at the Board of Directors' discretion with respect to any other proposal or item of business that may properly come before the special meeting.

        This proxy is revocable and the undersigned may revoke it at any time prior to the special meeting by giving written notice of such revocation to the Secretary of the Company. Should the undersigned be present and want to vote in person at the special meeting or at any adjournment thereof, the undersigned may revoke this proxy by giving written notice of such revocation to the Secretary of the Company.

1

        Please complete, sign, date, and return this proxy immediately. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER SPECIFIED HEREIN. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE APPROVAL AND ADOPTION OF THE SECOND AMENDED AND RESTATED OPERATING AGREEMENT AND "FOR" THE APPROVAL OF THE ADJOURNMENT OR POSTPONEMENT OF THE SPECIAL MEETING.

Signature:	Signature:
Date:	Date:

        Please sign exactly as your name appears on your unit certificate. If units are jointly held by more than one person, all owners must sign. When signing as attorney, executor, administrator, trustee or guardian, please note that fact. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

2